UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts		02111
(Address of principal executive offices)		(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	1-617-426-3750

Date of fiscal year end:	October 31, 2007

Date of reporting period:	October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Columbia California Tax-Exempt Fund

Annual Report – October 31, 2007

NOT FDIC INSURED

NOT BANK ISSUED

May Lose Value

No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	3

Understanding Your Expenses	4

Portfolio Manager's Report	5

Investment Portfolio	7

Statement of Assets and Liabilities	18

Statement of Operations	19

Statement of Changes in Net Assets	20

Financial Highlights	22

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	34

Unaudited Information	35

Fund Governance	36

Board Consideration and Approval of Advisory Agreements	40

Summary of Management Fee Evaluation by Independent Fee Consultant	43

Important Information About This Report	49

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Every six months, you receive a shareholder report for your Columbia Funds investment. We strive to bring you the information you need to make intelligent, informed investment decisions, in an attractive, easy-to-understand format.

We know that for many investors the information contained in shareholder reports can seem very technical, so we would like to take this opportunity to walk you through some of the sections in the beginning of your shareholder report, explain their purpose and point out some of the highlights we think you'll find useful. In future reports, we will discuss how to use the financial statements in your shareholder reports.

Performance Information

One of the first sections in your shareholder report is the Performance Information section, which contains several tables that illustrate how your fund has performed over time. These tables can be very useful for evaluating how your fund has performed versus its benchmark, though it's important to remember that past performance is not an indicator of future results.

Understanding Your Expenses

This section explains the ongoing costs associated with your Columbia Funds investment. It includes both general information about mutual fund expenses and specific information pertinent to your fund.

You can use the information to estimate the expenses you paid over the reporting period. You will need your account balance at the end of the period, which can be found by checking your most recent account statement, logging onto your account at www.columbiafunds.com, calling our service center at 800.345.6611 or contacting your financial advisor. Once you have your balance, the section explains how to calculate your estimated expenses step by step.

Portfolio Manager's Report

The Portfolio Manager's Report is where you will find your portfolio manager's thoughts on what happened during the reporting period. Commentary from your portfolio manager(s) includes a summary of the fund's performance, along with a comparison of the fund's performance versus the relevant peer group and benchmark indices.

The portfolio manager will also discuss market conditions that impacted the fund, as well as the investment strategy during the period. Please note: In semiannual reports, the portfolio manager's comments are included in the Fund Profile section.

Other Information

Every shareholder report includes a page containing "Important Information About This Report," which includes instructions for requesting additional copies of the shareholder report, as well as contact information for the fund's Transfer Agent, Distributor and Investment Advisor.

Annual reports contain additional information, such as an independent registered public accounting firm's report and biographies of the fund's trustees and officers. This information is not included in semiannual reports.

Shareholder reports can be delivered to you electronically through our eDelivery service. Using eDelivery can help your fund save money while at the same time preserve precious natural resources. For even more information about your fund, visit our web site at www.columbiafunds.com. There you will find prospectuses, shareholder reports and fund fact sheets for the funds in the Columbia Funds family.

We hope this guide to your shareholder report will help you get the most out of this important resource. Thank you for your business, and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Fund Profile – Columbia California Tax-Exempt Fund

Summary

■  For the 12-month period ended October 31, 2007, the fund's Class A shares returned 1.86% without sales charge.

■  The fund underperformed its benchmark but performed better than its peer group average.

■  An emphasis on bonds in the 5 to 20-year maturity range aided performance, because they outperformed issues with longer maturities.

Portfolio Management

Gary Swayze has managed the fund since October 1997 and has been associated with the advisor or its predecessors or affiliate organizations since 1997.

The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment-grade, tax exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the Fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/07

+1.86%

Class A shares (without sales charge)

+2.91%

Lehman Brothers Municipal Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 09/30/07.

1

Economic Update – Columbia California Tax-Exempt Fund

Summary

For the 12-month period that ended October 31, 2007

■   The broad U.S. stock market, as measured by the S&P 500 Index, returned 14.56%. Stock markets outside the United States were even stronger, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

■   Despite volatility, the Lehman Brothers U.S. Aggregate Bond Index delivered a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the U.S. fixed-income markets.

Lehman Index	Merrill Lynch Index

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization Index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted Index that tracks the daily price, coupon, Pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the Fund may not match those in an index.

The U.S. economy experienced subpar growth during the first half of the 12-month period that began November 1, 2006 and ended October 31, 2007. An already fragile housing sector struggled to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs. In August, consumer confidence retreated from a six-year high and continued to fall through the end of the period.

Economic growth picked up in the second half of the 12-month period, averaging just under 4.0% for the second and third quarters of 2007, as a strong labor market continued to buoy consumer spending. Job growth slowed, yet remained solid with over 100,000 new jobs added each month, on average, during the period. A strong job market suggests that businesses have retained sufficient confidence to continue hiring and that consumer spending may still have some support. However, recent numbers on both consumer spending and manufacturing activity suggest that the economy lost some momentum in the final months of the period.

In mid-August, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate—the rate at which the Fed loans money to member banks. In September and October, the Fed cut another key short-term rate—the federal funds rate—to further loosen the reins on credit and inspire confidence in the capital markets, both at home and abroad. At the end of the period, the federal funds rate stood at 4.50%.

Despite volatility, stocks advanced broadly

Against a shifting economic backdrop, corporate profits were better than expected in the first half of 2007 and the U.S. stock market staged a broad rally that took all major stock market averages higher for the 12-month period. However, the volatility that rocked the credit markets midway through the summer spilled over to the stock market and claimed some of its earlier gains. The S&P 500 Index returned 14.56% for the 12-month period. Large- and mid-cap stocks outperformed small-cap stocks, as measured by their respective Russell indices.1 Growth stocks outperformed value stocks by a significant margin. As the dollar plunged to a record low against the euro and multi-year lows versus a number of other currencies, investors reaped significant returns from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in developed markets outside the United States, gained 24.91% (in U.S. dollars) for the period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 68.33% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.2

Bonds delivered respectable gains

The U.S. bond market seesawed during the 12-month period. As investors anticipated a Fed rate cut, bond prices rose and yields declined across the maturity spectrum. However, a rate cut became less likely when the economy perked up in the second quarter of 2007 and bond prices slid while yields rose. Then, yields fell and higher quality bond prices rose as investors retreated from riskier investments to the safety of the U.S. Treasury market. The benchmark 10-year U.S. Treasury yield ended the 12-month period at 4.47%—slightly lower than where it began the year. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned a respectable 5.38%. High-yield bonds continued to lead the fixed-income markets. However, their gains were cut short near the end of the period. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 6.76%.

1The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization.

2The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the Fund may not match those in an index.

2

Performance Information – Columbia California Tax-Exempt Fund

Growth of a $10,000 investment 11/01/97 – 10/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia California Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment-grade, tax exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 11/01/97 – 10/31/07 ($)

Sales charge	without	with
Class A	16,381	15,603
Class B	15,204	15,204
Class C	15,663	15,663
Class Z	16,462	n/a

Average annual total return as of 10/31/07 (%)

Share class	A		B		C		Z
Inception	06/16/86		08/04/92		08/01/97		09/19/05
Sales charge	without	with	without	with	without	with	without
1-year	1.86	–2.98	1.10	–3.78	1.40	0.42	2.09
5-year	4.42	3.41	3.64	3.30	3.95	3.95	4.52
10-year	5.06	4.55	4.28	4.28	4.59	4.59	5.11

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	2.24	–2.61	1.48	–3.42	1.78	0.80	2.48
5-year	3.65	2.65	2.88	2.54	3.18	3.18	3.75
10-year	5.09	4.58	4.31	4.31	4.62	4.62	5.14

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Class Z share (newer class shares) performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to the inception of Class Z shares. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class Z shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class Z shares would have been higher, to the extent that Class Z shares are not subject to any Rule 12b-1 fees. Class A shares were initially offered on June 16, 1986, Class B shares were initially offered on August 4, 1992, Class C shares were initially offered on August 1, 1997, and Class Z shares were initially offered on September 19, 2005.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.85
Class B	1.60
Class C	1.60
Class Z	0.62

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

3

Understanding Your Expenses – Columbia California Tax-Exempt Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

05/01/07 – 10/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,005.70	1,020.97	4.25	4.28	0.84
Class B	1,000.00	1,000.00	1,002.02	1,017.19	8.02	8.08	1.59
Class C	1,000.00	1,000.00	1,003.38	1,018.70	6.51	6.56	1.29
Class Z	1,000.00	1,000.00	1,006.91	1,022.18	3.04	3.06	0.60

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Portfolio Manager's Report – Columbia California Tax-Exempt Fund

For the 12-month period ended October 31, 2007, the fund's Class A shares returned 1.86% without sales charge. That was less than the 2.91% return of its benchmark, the Lehman Brothers Municipal Bond Index1, but more than the 1.12% average return of the fund's peer group, the Lipper California Municipal Debt Funds Classification.2 An emphasis on bonds in the five to 20-year maturity range aided performance, because they outperformed issues with longer maturities.

A year of volatility for bonds

Shifting interest rate expectations made for a volatile environment for bonds over the past 12 months. Early in the year, bond prices rose as yields fell amid signs of an economic slowdown, retreating inflationary pressures and hopes for short-term rate cuts by the Federal Reserve Board (the Fed). However, the economic pace picked up as the period wore on, throwing cold water on expectations that rate cuts were near. As a result, the U.S. bond market reversed direction, producing lower prices and higher yields. Then, bonds shifted direction once again as severe weakness in the housing sector coupled with a burgeoning crisis in subprime mortgages prompted the Fed to cut short-term interest rates twice late in the period. Over the course of the fund's fiscal year, yields declined somewhat on municipal bonds with maturities of under 10 years, while moving modestly higher on longer-term issues.

Focus on intermediate issues aided performance

The Fed's short-term rate cuts provided a greater boost to shorter- and intermediate-term issues. Investors in longer-maturity issues greeted the reductions less optimistically, as prices fell amid fears that economic stimulus might lead to renewed inflation.

The fund's emphasis on intermediate-term issues, notably those with maturities between five and 20 years, keyed the fund's positive results relative to its peer group. The fund's return was higher than the average return of its peers, which tended to focus more on longer-term bonds. However, the Lehman Brothers Municipal Bond Index, was more heavily weighted in the intermediate-term sector than the fund, accounting, in part, for the index's better results over this period.

California faces key challenges

We believe favorable business conditions in four sectors—investment spending, aerospace, technology and trade—should sustain above-average growth for California next year. But important challenges remain, including slumping housing values and the related crisis in mortgage markets. Some regions, including the Central Valley and Central Coast, may even experience localized recessions in the course of 2008. Better

1The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the Fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/07 ($)

Class A	7.55
Class B	7.55
Class C	7.55
Class Z	7.55

Distributions declared per share

11/01/06 – 10/31/07 ($)

Class A	0.33
Class B	0.27
Class C	0.30
Class Z	0.35

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.03 per share of taxable realized gains.

30-day SEC yields

as of 10/31/07 (%)

Class A	3.48
Class B	2.91
Class C	3.20
Class Z	3.89

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 10/31/07 (%)

Class A	5.90
Class B	4.94
Class C	5.43
Class Z	6.60

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

5

Portfolio Manager's Report (continued) – Columbia California Tax-Exempt Fund

Top 5 sectors

as of 10/31/07 (%)

Local General Obligations	20.0
Refunded/Escrowed	18.2
Special Property Tax	12.0
Water & Sewer	7.9
Local Appropriated	7.9

Quality breakdown

as of 10/31/07 (%)

AAA	72.4
AA	5.8
A	8.2
BBB	9.3
BB	0.3
Non-Rated	3.2
Cash & Equivalents	0.8

Maturity breakdown

as of 10/31/07 (%)

1-3 years	0.9
3-5 years	6.3
5-7 years	14.7
7-10 years	11.7
10-15 years	26.2
15-20 years	16.2
20-25 years	9.7
25 years and over	13.5
Cash & Equivalents	0.8

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

conditions prevail in the Bay Area, thanks to more resilient housing markets and solid employment in the technology, telecommunications and defense sectors.

By the end of September, significant declines in tax receipts from businesses and individuals had left California's General Fund $200 million shy of last year's figures. However, California typically receives a large percentage of annual revenues in the last four months of the year while disbursements are concentrated in the first eight months. Therefore, the state's net cash position, which was $7.7 billion in the red on September 30, could improve by year-end. In the interim, short-term borrowings plus other internal resources should provide adequate liquidity. Nevertheless, California may face a wide budget gap for fiscal 2008. Repeated revenue shortfalls could produce greater deficits in later years and bring the state's bond ratings into question.

Buying opportunities ahead?

We believe that bond market volatility is likely to continue and have positioned the fund to potentially take advantage of declining yields as costly energy, heavy consumer debt and subpar job growth appear likely to constrain growth. If the economy continues to slow, we believe that pressure on medium and lower quality issuers may allow us to invest at what we believe are attractive yields compared to higher quality bonds and we are prepared to take advantage of those opportunities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

6

Investment Portfolio – Columbia California Tax-Exempt Fund, October 31, 2007

Municipal Bonds – 97.9%
	Par ($)	Value ($)
Education – 2.8%
Education – 2.4%
CA Educational Facilities Authority
California College of Arts,
Series 2005: 5.000% 06/01/26	1,000,000	976,310
5.000% 06/01/35	1,500,000	1,428,825
Loyola Marymount University,
Series 2001, Insured: MBIA (a) 10/01/15	1,265,000	924,032
Pooled College & University Projects,
Series 2000 B, 6.625% 06/01/20	1,000,000	1,087,210
University of Southern California,
Series 2007 A, 4.500% 10/01/33	2,500,000	2,432,750
Woodbury University,
Series 2006, 5.000% 01/01/25	1,830,000	1,790,673
CA Statewide Communities Development Authority
San Francisco Art Institute,
Series 2002, 7.375% 04/01/32	2,000,000	2,023,640
Education Total		10,663,440
Prep School – 0.4%
CA Statewide Communities Development Authority
Crossroads School for Arts & Sciences,
Series 1998, 6.000% 08/01/28 (b)	1,730,000	1,773,683
Prep School Total		1,773,683
Education Total		12,437,123
Health Care – 6.9%
Continuing Care Retirement – 0.9%
CA ABAG Finance Authority for Nonprofit Corps.
Channing House,
Series 1999, 5.375% 02/15/19	1,700,000	1,722,576
CA Riverside County Public Financing Authority
Air Force Village West, Inc.,
Series 1999, 5.750% 05/15/19	2,000,000	2,038,060
Continuing Care Retirement Total		3,760,636

	Par ($)	Value ($)
Hospitals – 6.0%
CA ABAG Finance Authority for Nonprofit Corps.
San Diego Hospital Association,
Series 2003 C, 5.375% 03/01/21	1,000,000	1,023,340
CA Health Facilities Financing Authority
Catholic Healthcare West,
Series 2004 I, 4.950% 07/01/26	1,000,000	1,043,160
Cedars-Sinai Medical Center,
Series 2005: 5.000% 11/15/27	1,500,000	1,516,785
5.000% 11/15/34	2,500,000	2,504,875
Kaiser Permanante,
Series 2006, 5.250% 04/01/39	2,000,000	2,035,300
Stanford Hospital & Clinics,
Series 2003 A, 5.000% 11/15/12	500,000	523,535
Sutter Health,
Series 2042 A, 5.000% 11/15/42	2,000,000	1,996,660
CA Infrastructure & Economic Development Bank
Kaiser Assistance Corp.,
Series 2001 A, 5.550% 08/01/31	2,500,000	2,580,125
CA Loma Linda Hospital
Loma Linda University Medical Center,
Series 2005 A, 5.000% 12/01/22	1,250,000	1,249,950
CA Municipal Finance Authority
Community Hospital Center,
Series 2007, 5.250% 02/01/37	2,500,000	2,437,775
CA Rancho Mirage Joint Powers Financing Authority
Eisenhower Medical Center,
Series 2007 A, 5.000% 07/01/47	2,500,000	2,468,350
CA Sierra View Local Health Care District
Series 2007, 5.250% 07/01/37	1,500,000	1,497,645
CA Statewide Communities Development Authority
Kaiser Permanente,
Series 2007 A, 4.750% 04/01/33	2,000,000	1,922,860

See Accompanying Notes to Financial Statements.

7

Columbia California Tax-Exempt Fund, October 31, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Turlock Health Facility
Emanuel Medical Center, Inc.:
Series 2004, 5.000% 10/15/13	940,000	965,286
Series 2007 B, 5.125% 10/15/37	2,500,000	2,409,200
Hospitals Total		26,174,846
Health Care Total		29,935,482
Housing – 1.1%
Multi-Family – 0.9%
CA Daly City Housing Development Finance Agency
Linc Franciscan LP,
Series 2002 A, 5.850% 12/15/32	2,000,000	2,062,380
CA Statewide Communities Development Authority
Oracle Communities Corp.,
Series 2002 E-1, 5.375% 07/01/32	2,000,000	1,940,060
Multi-Family Total		4,002,440
Single-Family – 0.2%
CA Housing Finance Agency
Series 1997 B-3 Class I, AMT,
Insured: FHA 5.400% 08/01/28	530,000	536,996
CA Rural Home Mortgage Finance Authority
Series 1997 A-2, AMT,
Guarantor: GNMA 7.000% 09/01/29	55,000	55,708
Series 1998 B-5, AMT,
Guarantor: FNMA 6.350% 12/01/29	80,000	81,758
Series 2000 B, AMT,
Guarantor: FNMA 7.300% 06/01/31	50,000	51,500
Series 2000 D, AMT,
Guarantor: GNMA 7.100% 06/01/31	55,000	56,558
Single-Family Total		782,520
Housing Total		4,784,960
Other – 19.9%
Pool/Bond Bank – 0.2%
CA Educational Facilities Authority
Series 1999 B,
5.250% 04/01/24	725,000	729,241
Pool/Bond Bank Total		729,241

	Par ($)	Value ($)
Refunded/Escrowed (c) – 18.2%
CA Anaheim Union High School District
Series 2002 A,
Pre-refunded 08/01/12, Insured: FSA 5.000% 08/01/25	2,000,000	2,134,640
CA Central Unified School District
Series 1993,
Escrowed to Maturity, Insured: AMBAC (a) 03/01/18	20,065,000	13,003,524
CA East Whittier City School District
Series 1997 A,
Escrowed to Maturity, Insured: FGIC 5.750% 08/01/17	1,675,000	1,882,030
CA Educational Facilities Authority
Series 1999 B,
Pre-refunded 04/01/09, 5.250% 04/01/24	275,000	284,358
University of Southern California,
Series 2003 A, Pre-refunded 04/01/13, 5.000% 10/01/33	2,500,000	2,686,050
CA Golden State Tobacco Securitization Corp.
Series 2003 B,
Escrowed to Maturity, 5.000% 06/01/12	1,800,000	1,907,100
CA Health Facilities Financing Authority
Kaiser Permanente:
Series 1998 A, Escrowed to Maturity, Insured: FSA 5.000% 06/01/24	3,000,000	3,080,070
Series 1998 B, Escrowed to Maturity, 5.250% 10/01/13	1,000,000	1,025,950
CA Infrastructure & Economic Development Bank Revenue
Series 2003 A,
Pre-refunded 07/01/26, Insured: AMBAC 5.125% 07/01/37	4,275,000	4,730,074
CA Inland Empire Solid Waste Financing Authority
Series 1996 B, AMT,
Escrowed to Maturity, Insured: FSA 6.250% 08/01/11	1,645,000	1,717,873

See Accompanying Notes to Financial Statements.

8

Columbia California Tax-Exempt Fund, October 31, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Metropolitan Water District of Southern California
Series 1993 A,
Escrowed to Maturity, 5.750% 07/01/21	2,865,000	3,253,924
CA Monterey County
Certificates of Participation,
Series 2001, Pre-refunded 08/01/11, Insured: MBIA 5.000% 08/01/32	2,000,000	2,110,220
CA Morgan Hill Unified School District
Series 2002,
Escrowed to Maturity, Insured: FGIC (a) 08/01/21	2,010,000	1,094,485
CA Pleasanton-Suisun City Home Financing Authority
Series 1984 A,
Escrowed to Maturity, Insured: MBIA (a) 10/01/16	5,270,000	3,676,879
CA Redding Electric Systems Revenue
Series 1992 A, IFRN,
Escrowed to Maturity, Insured: MBIA 8.721% 07/01/22 (d)	640,000	871,027
CA Riverside County
Series 1989 A, AMT,
Escrowed to Maturity, Guarantor: GNMA 7.800% 05/01/21	2,500,000	3,352,225
CA Rural Home Mortgage Finance Authority
Series 1997 A-2, AMT,
Escrowed to Maturity, Guarantor: GNMA 7.500% 08/01/23	1,000,000	1,286,170
CA Sacramento City Financing Authority
City Hall & Redevelopment,
Series 2002 A, Pre-refunded 12/01/12, Insured: FSA 5.000% 12/01/32	1,500,000	1,607,520
CA San Francisco Bay Area Rapid Transit Financing Authority
Series 2001,
Pre-refunded 07/01/11, Insured: AMBAC 5.000% 07/01/26	1,475,000	1,554,606

	Par ($)	Value ($)
CA San Joaquin Hills Transportation Corridor Agency
Series 1993,
Escrowed to Maturity, (a) 01/01/20	15,400,000	9,090,466
CA San Jose Redevelopment Agency
Series 1993,
Escrowed to Maturity, Insured: MBIA 6.000% 08/01/15	1,405,000	1,630,151
CA Santa Margarita Water District
Community Facilities District No. 99-1,
Series 2003, Pre-refunded 09/01/13, 6.000% 09/01/30	1,000,000	1,126,670
CA Southern California Public Power Authority
Series 2003 A-1,
Pre-refunded 07/01/13, Insured: AMBAC 5.000% 07/01/25	1,000,000	1,077,520
CA Statewide Communities Development Authority
Catholic Healthcare West,
Series 1999, Pre-refunded 07/01/10, 6.500% 07/01/20	435,000	471,888
Eskaton Village - Grass Valley,
Series 2000, Pre-refunded 11/15/10, 8.250% 11/15/31	2,440,000	2,777,672
CA State
Series 2000:
Pre-refunded 05/01/10, 5.625% 05/01/26	60,000	63,770
Pre-refunded 09/01/10, Insured: FGIC 5.250% 09/01/30	155,000	162,775
Series 2004:
Pre-refunded 02/01/14, 5.000% 02/01/33	1,000,000	1,082,910
Pre-refunded 04/01/14, 5.250% 04/01/34	1,500,000	1,648,740
CA Whisman School District
Series 1996 A,
Escrowed to Maturity, Insured: FGIC (a) 08/01/16	1,645,000	1,160,630

See Accompanying Notes to Financial Statements.

9

Columbia California Tax-Exempt Fund, October 31, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1989 O,
Pre-refunded variable dates, (a) 07/01/17	2,490,000	1,618,724
Series 2000 HH,
Pre-refunded 07/01/10, Insured: FSA 5.250% 07/01/29	2,500,000	2,642,325
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2000 A,
Economically Defeased to Maturity, 5.500% 10/01/32	1,500,000	1,583,595
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2002 E,
Pre-refunded 02/01/12: 5.500% 08/01/29	1,520,000	1,635,885
5.500% 08/01/29	480,000	516,701
Refunded/Escrowed Total		79,549,147
Tobacco – 1.5%
CA Golden State Tobacco Securitization Corp.
Series 2007 A-1,
5.000% 06/01/33	7,500,000	6,668,250
Tobacco Total		6,668,250
Other Total		86,946,638
Other Revenue – 0.8%
Hotels – 0.8%
CA Sacramento City Financing Authority
Sacramento Convention Center,
Series 1999 A, 6.250% 01/01/30	3,490,000	3,579,937
Hotels Total		3,579,937
Other Revenue Total		3,579,937
Resource Recovery – 0.5%
Disposal – 0.5%
CA Statewide Communities Development Authority
Series 2003 A, AMT,
4.950% 12/01/12	2,000,000	2,019,600
Disposal Total		2,019,600
Resource Recovery Total		2,019,600

	Par ($)	Value ($)
Tax-Backed – 50.5%
Local Appropriated – 7.9%
CA Alameda County
Series 1989,
Insured: MBIA (a) 06/15/14	2,185,000	1,689,682
CA Anaheim Public Financing Authority
Series 1997 C,
Insured: FSA 6.000% 09/01/14 (e)	3,500,000	3,992,590
Series 2007 A-1,
Insured: FGIC 4.250% 09/01/35	3,500,000	3,200,855
CA Antelope Valley East-Kern Water Agency
Certificates of Participation,
Series 2007 A-1, Insured: FGIC 4.375% 06/01/37	2,500,000	2,296,025
CA Bodega Bay Fire Protection District
Certificates of Participation,
Series 1996, 6.450% 10/01/31	1,185,000	1,212,267
CA Los Angeles County Schools
Regionalized Business Services Corp.,
Series 1999 A, Insured: AMBAC: (a) 08/01/16	1,945,000	1,353,603
(a) 08/01/17	1,980,000	1,310,720
CA Modesto
Certificates of Participation,
Series 1993 A, Insured: AMBAC 5.000% 11/01/23	2,235,000	2,401,217
CA Sacramento City Financing Authority
Series 1993 A,
Insured: AMBAC 5.375% 11/01/14	1,100,000	1,174,404
Series 2006,
Insured: AMBAC 5.250% 12/01/22	2,500,000	2,767,350
CA San Joaquin County
Certificates of Participation,
Series 1993, Insured: MBIA 5.500% 11/15/13	1,750,000	1,896,458

See Accompanying Notes to Financial Statements.

10

Columbia California Tax-Exempt Fund, October 31, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Santa Ana Financing Authority
Series 1994 A,
Insured: MBIA 6.250% 07/01/18	6,035,000	7,158,053
CA Victor Elementary School District
Series 1996,
Insured: MBIA 6.450% 05/01/18	3,345,000	3,921,578
Local Appropriated Total		34,374,802
Local General Obligations – 20.0%
CA Cabrillo Unified School District
Series 1996 A,
Insured: AMBAC (a) 08/01/15	3,000,000	2,211,120
CA Central Valley School District Financing Authority
Series 1998 A,
Insured: MBIA 6.450% 02/01/18	1,000,000	1,161,000
CA Clovis Unified School District
Series 2001 A,
Insured: FGIC (a) 08/01/16	3,000,000	2,107,590
CA Corona-Norco Unified School District
Series 2001 C,
Insured: FGIC (a) 09/01/17	1,000,000	665,970
CA Culver City School Facilities Financing Authority
Series 2005,
Insured: FSA: 5.500% 08/01/25	655,000	751,842
5.500% 08/01/26	1,750,000	2,013,392
CA East Side Union High School District Santa Clara County
Series 2003 B,
Insured: MBIA 5.250% 08/01/26	2,010,000	2,240,145
CA Fillmore Unified School District
Series 1997 A,
Insured: FGIC: (a) 07/01/11	950,000	832,903
(a) 07/01/12	980,000	825,513
(a) 07/01/17	650,000	435,955
CA Fresno Unified School District
Series 2002 A,
Insured: MBIA 6.000% 02/01/19	2,480,000	2,913,330

	Par ($)	Value ($)
CA Golden West Schools Financing Authority
Beverly Hills Unified School District,
Series 2005, Insured: FGIC 5.250% 08/01/18	1,000,000	1,111,060
Placentia Yorba Linda Unified,
Series 2006, Insured: AMBAC 5.500% 08/01/24	1,825,000	2,086,778
CA Grossmont Union High School District
Series 2006,
Insured: MBIA (a) 08/01/28	5,000,000	1,876,200
CA Hacienda La Puente Unified School District
Series 2005,
Insured: FGIC 5.000% 08/01/19	2,050,000	2,224,537
CA Jefferson Union High School District
Series 2000 A,
Insured: MBIA 6.450% 08/01/25	1,000,000	1,251,780
CA Lafayette
Series 2002,
5.125% 07/15/25	1,995,000	2,078,072
CA Larkspur School District
Series 2000 A,
5.250% 08/01/25	3,050,000	3,184,261
CA Las Virgenes Unified School District
Series 1997 C,
Insured: FGIC (a) 11/01/20	1,205,000	683,452
CA Lompoc Unified School District
Election of 2002,
Series 2003 A,
Insured: FGIC 5.000% 08/01/27	4,065,000	4,225,852
CA Los Angeles Unified School District
Series 2002 B,
Insured: AMBAC 4.500% 07/01/31	2,500,000	2,449,900
Series 2002 E,
Insured: MBIA 5.750% 07/01/16	2,500,000	2,857,950

See Accompanying Notes to Financial Statements.

11

Columbia California Tax-Exempt Fund, October 31, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Manteca Unified School District
Series 2006,
Insured: MBIA (a) 08/01/32	5,440,000	1,661,485
CA Modesto High School District
Series 2002 A,
Insured: FGIC (a) 08/01/16	1,500,000	1,053,795
CA New Haven Unified School District
Series 2002,
Insured: FSA 12.000% 08/01/17	1,565,000	2,559,479
CA Oak Park Unified School District
Series 2000,
Insured: FSA (a) 05/01/14	2,095,000	1,632,990
CA Oxnard Union High School District
Series 2001 A,
Insured: MBIA 5.650% 02/01/17	960,000	1,046,352
CA Pajaro Valley Unified School District
Series 2005,
Insured: FSA 5.250% 08/01/18	1,000,000	1,086,000
CA Pomona Unified School District
Series 2001 A,
Insured: MBIA 5.900% 02/01/16	845,000	970,187
CA Rancho Santiago Community College District
Series 2005,
Insured: FSA 5.250% 09/01/23	2,685,000	2,995,279
CA Redwood City Elementary School District
Series 1997,
Insured: FGIC (a) 08/01/18	2,385,000	1,515,024
CA Rocklin Unified School District
Series 1995 C,
Insured: MBIA (a) 07/01/20	6,920,000	3,857,277
Series 2003,
Insured: FGIC (a) 08/01/17	2,000,000	1,336,660

	Par ($)	Value ($)
CA San Diego Unified School District
Series 2005 C-2,
Insured: FSA 5.500% 07/01/19	2,000,000	2,261,440
CA San Juan Unified School District
Series 2001,
Insured: FSA (a) 08/01/15	2,760,000	2,034,230
CA San Marino Unified School District
Series 1998 B,
5.000% 06/01/23	1,000,000	1,080,050
CA San Mateo County Community College
Series 2006 A,
Insured: MBIA (a) 09/01/26	4,000,000	1,664,520
Series 2006 C,
Insured: MBIA (a) 09/01/26	1,925,000	801,050
CA San Mateo Union High School District
Series 2000 B,
Insured: FGIC (a) 09/01/26	4,005,000	1,666,601
CA Sanger Unified School District
Series 1999,
Insured: MBIA 5.350% 08/01/15	1,500,000	1,602,990
CA Saratoga
Series 2001,
Insured: MBIA 5.250% 08/01/31	2,000,000	2,084,320
CA Simi Valley Unified School District
Series 1997,
Insured: AMBAC 5.250% 08/01/22	925,000	1,018,055
CA South San Francisco Unified School District
Series 2006,
Insured: MBIA 5.250% 09/15/22	1,500,000	1,671,060
CA Tahoe-Truckee Unified School District
No. 1-A,
Series 1999, Insured: FGIC (a) 08/01/23	3,780,000	1,843,922
No. 2-A,
Series 1999, Insured: FGIC (a) 08/01/24	2,965,000	1,372,884

See Accompanying Notes to Financial Statements.

12

Columbia California Tax-Exempt Fund, October 31, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Union Elementary School District
Series 1999 A,
Insured: FGIC (a) 09/01/19	1,750,000	1,054,112
CA Upland Unified School District
Series 2001,
Insured: FSA 5.125% 08/01/25	750,000	791,745
CA West Contra Costa Unified School District
Series 2001 A,
Insured: MBIA 5.600% 02/01/20 (f)	1,610,000	1,765,703
Series 2005 D,
Insured: FGIC (a) 08/01/22	5,000,000	2,578,650
CA West Covina Unified School District
Series 2002 A,
Insured: MBIA 5.250% 02/01/19	725,000	773,198
CA Yuba City Unified School District
Series 2000,
Insured: FGIC (a) 09/01/20	2,385,000	1,362,598
Local General Obligations Total		87,330,258
Special Non-Property Tax – 3.3%
CA San Diego Redevelopment Agency
Series 2001,
Insured: FSA (a) 09/01/20	3,630,000	2,060,932
CA San Francisco Bay Area Rapid Transit Financing Authority
Series 2001,
Insured: AMBAC 5.000% 07/01/26	525,000	542,168
Series 2005 A,
Insured: MBIA 4.250% 07/01/25	2,000,000	1,943,440
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 1996 Y,
Insured: MBIA 6.250% 07/01/12	3,000,000	3,343,980
Series 1998 A,
Insured: MBIA 4.750% 07/01/38	2,250,000	2,279,970

	Par ($)	Value ($)
Series 2002 E,
Insured: FSA 5.500% 07/01/14	2,000,000	2,214,600
Series 2006 BB,
Insured: FSA 5.250% 07/01/22	2,000,000	2,225,780
Special Non-Property Tax Total		14,610,870
Special Property Tax – 12.0%
CA Carson Improvement Bond Act 1915
Series 1992,
7.375% 09/02/22	130,000	131,204
CA Cerritos Public Financing Authority
Los Coyotes Redevelopment,
Series 1993 A, Insured: AMBAC 6.500% 11/01/23	2,000,000	2,494,620
CA Elk Grove Unified School District
Community Facilities District No. 1,
Series 1995 A, Insured: AMBAC: (a) 12/01/18	2,720,000	1,703,128
6.500% 12/01/24	4,055,000	5,070,007
CA Inglewood Redevelopment Agency
Series 1998 A,
Insured: AMBAC 5.250% 05/01/23	1,000,000	1,106,810
CA Lancaster Financing Authority
Series 2003,
Insured: MBIA 5.125% 02/01/17	1,270,000	1,374,280
CA Long Beach Bond Finance Authority
Series 2006 C,
Insured: AMBAC 5.500% 08/01/31	3,250,000	3,705,487
CA Los Angeles Community Redevelopment Agency
Series 1998 C,
Insured: MBIA 5.375% 07/01/18	1,665,000	1,846,835
CA Los Angeles County Public Works Financing Authority
J.F. Shea Co.,
Series 1996 A, Insured: FSA 5.500% 10/01/18	2,895,000	3,177,610

See Accompanying Notes to Financial Statements.

13

Columbia California Tax-Exempt Fund, October 31, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
Regional Park & Open Space,
Series 2005,
Insured: FSA 5.250% 10/01/18	2,000,000	2,223,060
CA Oakdale Public Financing Authority
Central City Redevelopment Project,
Series 2004, 5.375% 06/01/33	1,500,000	1,518,570
CA Oakland Redevelopment Agency
Series 1992,
Insured: AMBAC 5.500% 02/01/14	8,400,000	8,916,768
CA Oceanside Community Facilities
Ocean Ranch Corp.,
Series 2004, 5.875% 09/01/34	1,000,000	1,006,320
CA Orange County Community Facilities District
Ladera Ranch,
Series 2004 A, 5.625% 08/15/34	850,000	851,785
CA Redwood City Community Facilities District No. 1
Series 2003 B,
5.950% 09/01/28	750,000	763,972
CA Riverside County Public Financing Authority
Series 1991 A,
8.000% 02/01/18	20,000	20,062
CA San Bernardino Joint Powers Financing Authority
Series 1998 A,
Insured: AMBAC 5.750% 07/01/14	985,000	1,105,751
Series 2005 A,
Insured: FSA 5.750% 10/01/24	2,420,000	2,822,664
CA San Jose Redevelopment Agency
Series 1993,
Insured: MBIA 6.000% 08/01/15	2,790,000	3,212,266
CA Santa Margarita - Dana Point Authority
Series 1994 B,
Insured: MBIA 7.250% 08/01/13	2,000,000	2,371,960
CA Sulphur Springs Unified School District
Series 2002-1-A,
6.000% 09/01/33	1,500,000	1,531,515

	Par ($)	Value ($)
CA West Covina Redevelopment Agency
Series 1996,
6.000% 09/01/17	5,000,000	5,571,250
Special Property Tax Total		52,525,924
State Appropriated – 2.6%
CA Public Works Board
Department of Mental Health,
Coalinga State Hospital, Series 2004 A, 5.500% 06/01/19	1,500,000	1,631,400
Various State Prisons Projects,
Series 1993 A, Insured: AMBAC: 5.000% 12/01/19 (e)	6,000,000	6,435,480
5.250% 12/01/13	2,500,000	2,672,725
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2002 C,
5.500% 07/01/14	500,000	538,930
State Appropriated Total		11,278,535
State General Obligations – 4.7%
CA State
Series 1993,
Insured: MBIA 5.500% 04/01/12	2,770,000	2,991,849
Series 1995,
5.750% 03/01/09	65,000	65,453
Series 2000,
5.625% 05/01/26	160,000	168,213
Series 2003,
5.250% 02/01/20	1,250,000	1,369,575
Series 2007,
4.500% 08/01/26	2,500,000	2,394,075
PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority
Series 1995,
Insured: MBIA 6.250% 07/01/13	2,750,000	3,115,860
PR Commonwealth of Puerto Rico
Series 1995,
Insured: MBIA 5.650% 07/01/15	1,000,000	1,111,270
Series 1996,
Insured: MBIA 6.500% 07/01/14	2,000,000	2,329,340

See Accompanying Notes to Financial Statements.

14

Columbia California Tax-Exempt Fund, October 31, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2004 A:
5.250% 07/01/21	2,000,000	2,093,640
5.250% 07/01/22	2,000,000	2,088,960
Series 2007 A,
5.500% 07/01/21	2,500,000	2,846,375
State General Obligations Total		20,574,610
Tax-Backed Total		220,694,999
Transportation – 1.6%
Airports – 0.2%
CA San Diego County Regional Airport Authority
Series 2005, AMT,
Insured: AMBAC 5.250% 07/01/20	750,000	810,600
Airports Total		810,600
Toll Facilities – 1.4%
CA Foothill Eastern Transportation Corridor Agency
Series 1995 A,
Insured: MBIA 5.000% 01/01/35	2,000,000	2,037,680
Series 1999,
5.750% 01/15/40	4,000,000	4,048,680
Toll Facilities Total		6,086,360
Transportation Total		6,896,960
Utilities – 13.8%
Investor Owned – 2.0%
CA Chula Vista Industrial Development Authority
San Diego Gas & Electric Co.,
Series 1996 B, AMT, 5.500% 12/01/21	2,000,000	2,100,360
San Diego Gas D,
Series 2005, AMT, 5.000% 12/01/27	3,500,000	3,527,440
CA Pollution Control Financing Authority
San Diego Gas & Electric Co.,
Series 1996 A, Insured: AMBAC 5.900% 06/01/14	2,650,000	2,993,572
Investor Owned Total		8,621,372
Joint Power Authority – 1.3%
CA MSR Public Power Agency
Series 2001 I,
Insured: MBIA 5.000% 07/01/12	1,000,000	1,049,740

	Par ($)	Value ($)
CA Southern California Public Power Authority
Series 1989,
6.750% 07/01/13	4,000,000	4,596,240
Joint Power Authority Total		5,645,980
Municipal Electric – 2.4%
CA Sacramento Municipal Utility District
Series 1993 G,
Insured: MBIA 6.500% 09/01/13	1,500,000	1,664,790
Series 1997 K,
Insured: AMBAC: 5.250% 07/01/24	2,220,000	2,477,409
5.700% 07/01/17	1,900,000	2,173,942
Series 2001 N,
Insured: MBIA 5.000% 08/15/28	2,000,000	2,066,000
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2007 VV,
Insured: MBIA 5.250% 07/01/29	2,000,000	2,226,820
Municipal Electric Total		10,608,961
Oil & Gas – 0.2%
CA Southern California Public Power Authority
Series 2007,
5.000% 11/01/33	1,000,000	970,280
Oil & Gas Total		970,280
Water & Sewer – 7.9%
CA Big Bear Lake
Series 1996,
Insured: MBIA 6.000% 04/01/15	1,350,000	1,512,351
CA Contra Costa Water District
Series 2002 L,
Insured: FSA 5.000% 10/01/24	1,920,000	2,004,922
CA Department of Water Resources
Series 2001 W,
Insured: FSA 5.500% 12/01/14	2,000,000	2,231,960
CA Eastern Municipal Water District
Certificates of Participation,
Series 1991, Insured: FGIC 6.750% 07/01/12	1,000,000	1,095,410

See Accompanying Notes to Financial Statements.

15

Columbia California Tax-Exempt Fund, October 31, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Elsinore Valley Municipal Water District
Certificates of Participation,
Series 1992 A, Insured: FGIC 6.000% 07/01/12	2,500,000	2,706,250
CA Fresno
Series 1993 A-1,
Insured: AMBAC 6.250% 09/01/14	5,000,000	5,609,150
CA Los Angeles Department of Water & Power
Series 2001 A:
5.125% 07/01/41	3,000,000	3,049,350
Insured: FGIC
5.125% 07/01/41	3,000,000	3,054,420
CA Manteca Financing Authority
Series 2003 B,
Insured: MBIA 5.000% 12/01/33	780,000	782,605
CA Metropolitan Water District of Southern California
Series 1993 A,
5.750% 07/01/21	3,635,000	4,187,411
CA Pico Rivera Water Authority
Series 1999 A,
Insured: MBIA 5.500% 05/01/29	2,000,000	2,284,320
CA Sacramento County Sanitation District
Series 2001,
Insured: AMBAC 5.500% 12/01/18	2,000,000	2,270,240
CA Santa Clara Valley Water District
Series 2006,
Insured: FSA 4.250% 06/01/30	2,500,000	2,329,225
CA Santa Maria Water & Wastewater
Series 1997 A,
Insured: AMBAC (a) 08/01/14	2,000,000	1,538,760
Water & Sewer Total		34,656,374
Utilities Total		60,502,967
Total Municipal Bonds (cost of $399,846,281)		427,798,666

Municipal Preferred Stock – 0.4%
	Shares	Value ($)
Housing – 0.4%
Multi-Family – 0.4%
Munimae TE Bond Subsidiary LLC
Series 2004 A-2,
4.900% 06/30/49 (g)	2,000,000	2,028,320
Multi-Family Total		2,028,320
Housing Total		2,028,320
Total Municipal Preferred Stock (cost of $2,000,000)		2,028,320
Other – 0.0%
Transportation – 0.0%
CA Statewide Communities Development Authority
United Airlines, Inc.,
Series 2001, 08/01/14 (h)(i)	2,000,000	70,000
Transportation Total		70,000
Total Other (cost of $0)		70,000
Investment Company – 0.2%
Dreyfus Municipal Cash Management Plus (7 day yield of 3.370%)	808,871	808,871
Total Investment Company (cost of $808,871)		808,871
Common Stock – 0.0%
Industrials – 0.0%
UAL Corp. (h)(j)	194	9,293
Industrials Total		9,293
Total Common Stock (cost of $6,549)		9,293
Securities Lending Collateral – 0.0%
State Street Navigator Securities Lending Prime Portfolio (k) (7 day yield of 5.020%)	9,358	9,358
Total Securities Lending Collateral (cost of $9,358)		9,358

See Accompanying Notes to Financial Statements.

16

Columbia California Tax-Exempt Fund, October 31, 2007

Short-Term Obligations – 0.6%
	Par ($)	Value ($)
Variable Rate Demand Notes (l) – 0.6%
CA Department of Water Resources
Power Supply Revenue:
Series 2002 B-2, LOC: BNP Paribas 3.460% 05/01/22	400,000	400,000
Series 2002 B-6,
LOC: State Street Bank & Trust Co. 3.340% 05/01/22	800,000	800,000
CA Infrastructure & Economic Development Bank Revenue
Rand Corp.,
Series 2002 B, Insured: AMBAC, SPA: JPMorgan Chase Bank 3.390% 04/01/42	200,000	200,000
San Francisco Ballet Association,
Series 2006, Insured: FGIC, SPA: JPMorgan Chase Bank 3.350% 07/01/36	500,000	500,000
CA Irvine Improvement Bond Act 1915
Assessment District No. 97-16,
Series 1997, LOC: State Street Bank & Trust Co. 3.340% 09/02/22	600,000	600,000
Variable Rate Demand Notes Total		2,500,000
Total Short-Term Obligations (cost of $2,500,000)		2,500,000
Total Investments – 99.1% (cost of $405,171,059) (m)		433,224,508
Other Assets & Liabilities, Net – 0.9%		3,857,759
Net Assets – 100.0%		437,082,267

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At October 31, 2007, the value of this security amounted to $1,773,683, which represents 0.4% of net assets. Additional information on this restricted security is as follows:

Security	Acquisition Date	Acquisition Cost
CA Statewide Communities Development Authority; Crossroads School of Arts & Sciences, Series 1998, 6.000% 08/01/28	08/21/98	$1,750,000

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2007.

(e)  The security or a portion of the security is pledged as collateral for open futures contracts. At October 31, 2007, the total market value of the securities pledged amounted to $601,255.

(f)  Illiquid security.

(g)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the value of this security, which is not illiquid, represents 0.4% of net assets.

(h)  Non-income producing

(i)  Position reflects anticipated residual bankruptcy claims.

(j)  A portion of this security was on loan at October 31, 2007. The total market value of securities on loan at October 31, 2007 is $9,101.

(k)  Investment made with cash collateral received from securities lending activity.

(l)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of October 31, 2007.

(m)  Cost for federal income tax purposes is $405,043,987.

At October 31, 2007, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
U.S. Treasury Bond	148	$16,663,875	$16,471,769	Dec-2007	$(192,106)

At October 31, 2007, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	50.5
Refunded/Escrowed	18.2
Utilities	13.8
Health Care	6.9
Education	2.8
Other	1.7
Transportation	1.6
Housing	1.1
Other Revenue	0.8
Resource Recovery	0.5
	97.9
Municipal Preferred Stock	0.4
Other	0.0	*
Common Stock	0.0	*
Investment Company	0.2
Securities Lending Collateral	0.0	*
Short-Term Obligations	0.6
Other Assets & Liabilities, Net	0.9
	100.0

*  Represented less than 0.1%.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FNMA	Federal National Mortgage Association

FSA	Financial Security Assurance, Inc.

GNMA	Government National Mortgage Association

IFRN	Inverse Floating Rate Note

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

17

Statement of Assets and Liabilities – Columbia California Tax-Exempt Fund
October 31, 2007

Assets	Investments, at cost	$405,171,059
	Total investments, at value (including securities on loan of $9,101)	$433,224,508
	Cash	93,533
	Receivable for:
	Fund shares sold	218,634
	Interest	5,359,646
	Security lending	10
	Futures variation margin	148,000
	Expense reimbursement due from Investment Advisor	3,630
	Trustees' deferred compensation plan	37,531
	Total Assets	439,085,492
Liabilities	Collateral on securities loaned	9,358
	Payable for:
	Fund shares repurchased	726,027
	Distributions	814,810
	Investment advisory fee	186,789
	Transfer agent fee	20,420
	Pricing and bookkeeping fees	14,630
	Trustees' fees	58,230
	Custody fee	2,151
	Distribution and service fees	67,564
	Chief compliance officer expenses	61
	Trustees' deferred compensation plan	37,531
	Other liabilities	65,654
	Total Liabilities	2,003,225
	Net Assets	437,082,267
Net Assets Consist of	Paid-in capital	407,640,603
	Undistributed net investment income	310,689
	Accumulated net realized gain	1,269,632
	Net unrealized appreciation (depreciation) on:
	Investments	28,053,449
	Futures contracts	(192,106)
	Net Assets	437,082,267
Class A	Net assets	$281,254,407
	Shares outstanding	37,264,684
	Net asset value per share	$7.55	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($7.55/0.9525)	$7.93	(b)
Class B	Net assets	$16,122,669
	Shares outstanding	2,136,167
	Net asset value and offering price per share	$7.55	(a)
Class C	Net assets	$16,764,573
	Shares outstanding	2,221,219
	Net asset value and offering price per share	$7.55	(a)
Class Z	Net assets	$122,940,618
	Shares outstanding	16,288,969
	Net asset value, offering and redemption price per share	$7.55

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

18

Statement of Operations – Columbia California Tax-Exempt Fund
For the Year Ended October 31, 2007

		($)
Investment Income	Interest	21,486,578
	Dividends	12,445
	Securities lending	18
	Total Investment Income	21,499,041
Expenses	Investment advisory fee	2,224,876
	Distribution fee:
	Class B	149,816
	Class C	121,372
	Service fee:
	Class A	671,137
	Class B	46,808
	Class C	37,936
	Transfer agent fee	149,403
	Pricing and bookkeeping fees	144,658
	Trustees' fees	43,498
	Custody fee	13,907
	Chief compliance officer expenses	2,409
	Other expenses	226,452
	Total Expenses	3,832,272
	Fees and expenses waived/reimbursed by Investment Advisor	(128,219)
	Fees waived by Distributor—Class C	(48,561)
	Expense reductions	(4,947)
	Net Expenses	3,650,545
	Net Investment Income	17,848,496
	Net realized gain on:
	Investments	1,935,673
	Futures contracts	483,794
	Net realized gain	2,419,467
	Net change in unrealized depreciation on:
	Investments	(11,972,640)
	Futures contracts	(151,846)
	Net change in unrealized depreciation	(12,124,486)
	Net Loss	(9,705,019)
	Net Increase Resulting from Operations	8,143,477

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts

See Accompanying Notes to Financial Statements.

19

Statement of Changes in Net Assets – Columbia California Tax-Exempt Fund

			Year Ended October 31,
Increase (Decrease) in Net Assets		2007 ($)	2006 ($)
Operations	Net investment income	17,848,496	18,701,414
	Net realized gain on investments and futures contracts	2,419,467	1,368,258
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	(12,124,486)	9,319,433
	Net Increase Resulting from Operations	8,143,477	29,389,105
Distributions to Shareholders	From net investment income:
	Class A	(11,429,081)	(12,076,438)
	Class B	(648,196)	(890,756)
	Class C	(572,773)	(593,890)
	Class Z	(5,193,527)	(5,134,994)
	From net realized gains:
	Class A	(985,879)	(1,286,265)
	Class B	(77,965)	(124,558)
	Class C	(54,363)	(71,776)
	Class Z	(419,456)	(499,748)
	Total Distributions to Shareholders	(19,381,240)	(20,678,425)
Share Transactions	Class A
	Subscriptions	30,967,797	23,188,558
	Distributions reinvested	7,726,947	7,970,413
	Redemptions	(42,946,663)	(47,470,657)
	Net Decrease	(4,251,919)	(16,311,686)
	Class B
	Subscriptions	273,102	1,526,748
	Distributions reinvested	485,409	652,790
	Redemptions	(8,110,885)	(8,964,492)
	Net Decrease	(7,352,374)	(6,784,954)
	Class C
	Subscriptions	3,310,841	1,679,487
	Distributions reinvested	330,590	332,271
	Redemptions	(2,711,044)	(3,149,275)
	Net Increase (Decrease)	930,387	(1,137,517)
	Class Z
	Subscriptions	27,532,856	24,243,804
	Distributions reinvested	352,743	435,059
	Redemptions	(25,662,640)	(21,238,237)
	Net Increase	2,222,959	3,440,626
	Net Decrease from Share Transactions	(8,450,947)	(20,793,531)
	Total Decrease in Net Assets	(19,688,710)	(12,082,851)
Net Assets	Beginning of period	456,770,977	468,853,828
	End of period	437,082,267	456,770,977
	Undistributed net investment income at end of period	310,689	327,613

See Accompanying Notes to Financial Statements.

20

Statement of Changes in Net Assets – Columbia California Tax-Exempt Fund (continued)

			Year Ended October 31,
		2007	2006
Changes in Shares	Class A
	Subscriptions	4,085,761	3,053,558
	Distributions reinvested	1,015,424	1,047,422
	Redemptions	(5,669,785)	(6,249,562)
	Net Decrease	(568,600)	(2,148,582)
	Class B
	Subscriptions	35,886	200,692
	Distributions reinvested	63,700	85,785
	Redemptions	(1,065,726)	(1,179,445)
	Net Decrease	(966,140)	(892,968)
	Class C
	Subscriptions	436,145	220,961
	Distributions reinvested	43,463	43,662
	Redemptions	(355,147)	(415,722)
	Net Increase (Decrease)	124,461	(151,099)
	Class Z
	Subscriptions	3,628,532	3,191,985
	Distributions reinvested	46,070	57,165
	Redemptions	(3,386,180)	(2,791,436)
	Net Increase	288,422	457,714

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,							Period Ended October 31,		Year Ended January 31,
Class A Shares	2007		2006		2005		2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.74		$7.59		$7.74		$7.70	$7.63		$7.59
Income from Investment Operations:
Net investment income (b)	0.30		0.31		0.31		0.31	0.23		0.33
Net realized and unrealized gain (loss) on investments and futures contracts	(0.16)		0.18		(0.15)		0.20	0.07		0.08
Total from Investment Operations	0.14		0.49		0.16		0.51	0.30		0.41
Less Distributions to Shareholders:
From net investment income	(0.30)		(0.31)		(0.31)		(0.31)	(0.23)		(0.33)
From net realized gains	(0.03)		(0.03)		—		(0.16)	—		(0.04)
Total Distributions to Shareholders	(0.33)		(0.34)		(0.31)		(0.47)	(0.23)		(0.37)
Net Asset Value, End of Period	$7.55		$7.74		$7.59		$7.74	$7.70		$7.63
Total return (c)	1.86	%(d)	6.61	%(d)	2.05	%(d)	6.81%	3.96	%(e)	5.46%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	0.83%		0.83%		0.90%		0.87%	0.98	%(g)	0.93%
Waiver/Reimbursement	0.03%		0.02%		—	%(h)	—	—		—
Net investment income (f)	3.99%		4.04%		4.00%		4.07%	4.04	%(g)	4.27%
Portfolio turnover rate	12%		10%		7%		4%	9	%(e)	10%
Net assets, end of period (000's)	$281,254		$292,740		$303,486		$199,877	$212,086		$220,494

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,							Period Ended October 31,		Year Ended January 31,
Class B Shares	2007		2006		2005		2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.74		$7.59		$7.74		$7.70	$7.63		$7.59
Income from Investment Operations:
Net investment income (b)	0.25		0.25		0.25		0.25	0.19		0.27
Net realized and unrealized gain (loss) on investments and futures contracts	(0.17)		0.18		(0.15)		0.20	0.07		0.08
Total from Investment Operations	0.08		0.43		0.10		0.45	0.26		0.35
Less Distributions to Shareholders:
From net investment income	(0.24)		(0.25)		(0.25)		(0.25)	(0.19)		(0.27)
From net realized gains	(0.03)		(0.03)		—		(0.16)	—		(0.04)
Total Distributions to Shareholders	(0.27)		(0.28)		(0.25)		(0.41)	(0.19)		(0.31)
Net Asset Value, End of Period	$7.55		$7.74		$7.59		$7.74	$7.70		$7.63
Total return (c)	1.10	%(d)	5.82	%(d)	1.29	%(d)	6.01%	3.38	%(e)	4.68%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	1.58%		1.58%		1.65%		1.62%	1.73	%(g)	1.68%
Waiver/Reimbursement	0.03%		0.02%		—	%(h)	—	—		—
Net investment income (f)	3.25%		3.29%		3.25%		3.32%	3.29	%(g)	3.52%
Portfolio turnover rate	12%		10%		7%		4%	9	%(e)	10%
Net assets, end of period (000's)	$16,123		$24,004		$30,327		$28,600	$38,760		$43,436

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,				Period Ended October 31,		Year Ended January 31,
Class C Shares	2007	2006	2005	2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.74	$7.59	$7.74	$7.70	$7.63		$7.59
Income from Investment Operations:
Net investment income (b)	0.27	0.27	0.27	0.28	0.21		0.29
Net realized and unrealized gain (loss) on investments and futures contracts	(0.16)	0.18	(0.15)	0.19	0.06		0.08
Total from Investment Operations	0.11	0.45	0.12	0.47	0.27		0.37
Less Distributions to Shareholders:
From net investment income	(0.27)	(0.27)	(0.27)	(0.27)	(0.20)		(0.29)
From net realized gains	(0.03)	(0.03)	—	(0.16)	—		(0.04)
Total Distributions to Shareholders	(0.30)	(0.30)	(0.27)	(0.43)	(0.20)		(0.33)
Net Asset Value, End of Period	$7.55	$7.74	$7.59	$7.74	$7.70		$7.63
Total return (c)(d)	1.40%	6.13%	1.59%	6.33%	3.61	%(e)	4.99%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	1.28%	1.28%	1.35%	1.32%	1.43	%(g)	1.38%
Waiver/Reimbursement	0.33%	0.32%	0.30%	0.30%	0.30	%(g)	0.30%
Net investment income (f)	3.54%	3.59%	3.55%	3.62%	3.59	%(g)	3.82%
Portfolio turnover rate	12%	10%	7%	4%	9	%(e)	10%
Net assets, end of period (000's)	$16,765	$16,224	$17,063	$14,244	$18,244		$23,686

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

24

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,		Period Ended October 31,
Class Z Shares	2007	2006	2005 (a)
Net Asset Value, Beginning of Period	$7.74	$7.59	$7.73
Income from Investment Operations:
Net investment income (b)	0.32	0.32	0.04
Net realized and unrealized gain (loss) on investments and futures contracts	(0.16)	0.19	(0.14)
Total from Investment Operations	0.16	0.51	(0.10)
Less Distributions to Shareholders:
From net investment income	(0.32)	(0.33)	(0.04)
From net realized gains	(0.03)	(0.03)	—
Total Distributions to Shareholders	(0.35)	(0.36)	(0.04)
Net Asset Value, End of Period	$7.55	$7.74	$7.59
Total return (c)(d)	2.09%	6.85%	(1.28	)%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.60%	0.60%	0.58	%(g)
Waiver/Reimbursement	0.03%	0.02%	—	%(g)(h)
Net investment income (f)	4.23%	4.26%	4.29	%(g)
Portfolio turnover rate	12%	10%	7%
Net assets, end of period (000's)	$122,941	$123,803	$117,979

(a)  Class Z shares commenced operations on September 19, 2005. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

25

Notes to Financial Statements – Columbia California Tax-Exempt Fund
October 31, 2007

Note 1. Organization

Columbia California Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Objective

The Fund seeks as high a level of after-tax total return as is consistent with prudent risk.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

26

Columbia California Tax-Exempt Fund, October 31, 2007

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts

The Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Fund may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses futures contracts in an effort to achieve more efficiently, economic exposure similar to that which they could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Options

The Fund may purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially

27

Columbia California Tax-Exempt Fund, October 31, 2007

all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for market discount reclassification adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(21,843)	$21,843	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006 was as follows:

	October 31,
	2007	2006
Tax-Exempt Income	$17,835,543	$18,676,670
Ordinary Income*	396,868	19,408
Long-Term Capital Gains	1,148,829	1,982,347

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$1,032,316	$253,318	$2,167,295	$28,180,521

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities and market discount reclassification adjustments.

Unrealized appreciation and depreciation at October 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$30,059,455
Unrealized depreciation	(1,878,934)
Net unrealized appreciation	$28,180,521

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this

28

Columbia California Tax-Exempt Fund, October 31, 2007

Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

For the year ended October 31, 2007, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund has entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services related to Fund expenses and to the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended October 31, 2007, the amount charged to the Fund by affiliates included in the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $33,085, of which $926 is unpaid.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for

29

Columbia California Tax-Exempt Fund, October 31, 2007

services to those accounts. Effective November 1, 2007, the annual rate will change to $17.34 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements for such accounts to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations.

For the year ended October 31, 2007, these minimum account balance fees reduced total expenses by $2,060.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended October 31, 2007, the Distributor has retained net underwriting discounts of $22,365 on sales of the Fund's Class A shares and received net CDSC fees of $6,435, $26,430 and $235 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the "Plans") which require the payment of a monthly service fee to the Distributor. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fee that is a blend between the 0.10% and 0.25% rates. For the year ended October 31, 2007, the Fund's effective service fee rate was 0.23% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the Distributor equal up to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fee Waivers and Expense Reimbursements

Columbia and/or some of the Fund's other service providers have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian will not exceed 0.60% annually of the Fund's average daily net assets. Columbia, at its discretion, may modify or terminate this arrangement any time.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended October 31, 2007, these credits reduced total expenses by $2,887.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

30

Columbia California Tax-Exempt Fund, October 31, 2007

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Portfolio Information

For the year ended October 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $53,586,669 and $57,178,398, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unused committed line of credit. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended October 31, 2007, the Fund did not borrow under these arrangements.

Note 7. Shares of Beneficial Interest

As of October 31, 2007, 26.9% of the Fund's shares outstanding were beneficially owned by a participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Significant Risks and Contingencies

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated Aaa by Moody's Investors Service, Inc. At October 31, 2007, private insurers who insured greater than 5% of the total investments of the Fund were as follows:

% of Total Investments
MBIA Insurance Corp.	21.6
AMBAC Assurance Corp.	20.5
Financial Security Assurance, Inc.	12.1
Financial Guaranty Insurance Co.	10.1

31

Columbia California Tax-Exempt Fund, October 31, 2007

Geographic Concentration

The Fund has greater than 5% of its total investments on October 31, 2007 invested in debt obligations issued by each of California and Puerto Rico and their respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Sector Focus

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less concentrated.

Tax Development Risk

The U.S. Supreme Court heard an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. If the Supreme Court determines that the U.S. Constitution prohibits states from treating the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds for state income tax purposes, most states likely will revisit the way in which they treat the interest on municipal bonds. This has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. You should consult your tax advisor to discuss the tax consequences of your investment in the Fund. This also has the potential to cause decline in the value of the municipal securities held by the Fund which in turn, would reduce the value of the Fund's shares.

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuers does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

32

Columbia California Tax-Exempt Fund, October 31, 2007

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

33

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia California Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia California Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2007, and the results of its operations for the year then ended, and the changes in its net assets for the two years then ended and the financial highlights for the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the Fund for the fiscal periods ended on or prior to October 31, 2003 were audited by other independent accountants, whose report dated December 9, 2003 expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2007

34

Unaudited Information – Columbia California Tax-Exempt Fund

Federal Income Tax Information

For the fiscal year ended October 31, 2007, the Fund designates long-term capital gains of $2,195,982.

100.0% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

35

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel-Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

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Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, St. Michaels College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

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Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President-Columbia Funds, since October 2004; Managing Director-Columbia Management Advisors, LLC (the "Advisor") since September 2005; Senior Vice President-Columbia Management Distributors, Inc., since January 2005; Director-Columbia Management Services, Inc., since January 2005; Director-Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director-FIM Funding, Inc., since January 2005; President and Chief Executive Officer-CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America- affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer-Columbia Funds, since October 2003; Treasurer-the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Vice President-Columbia Management Advisors, Inc., since April 2003; President-Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer-Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004-Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Approval of
Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held In July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their

40

overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia California Tax-Exempt Fund's performance was in the second quintile (where the best performance would be in the first quintile) for the one- and three-year periods, in the third quintile for the five-year period, and in the first quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia California Tax-Exempt Fund's total expenses were in the third quintile and actual management fees were in the second quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

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The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

●  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

●  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

●  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

●  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.

October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any

44

economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.   The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

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3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a

46

management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

  Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

  Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

  Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

  Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

  Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

47

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

  Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

  Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

* * *

Respectfully submitted,
Steven E. Asher

48

Important Information About This Report – Columbia California Tax-Exempt Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia California Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses of any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about the fund. Read it carefully before investing.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 1-800-345-6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

49

Columbia California Tax-Exempt Fund

Annual Report – October 31, 2007

Columbia Management®

PRSRT STD

U.S. Postage

PAID

Holliston, MA

Permit NO. 20

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/136860-1007 (12/07) 07-47147

Columbia Management®

Columbia Connecticut Tax-Exempt Fund

Annual Report – October 31, 2007

NOT FDIC INSURED

NOT BANK ISSUED

May Lose Value

No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	3

Understanding Your Expenses	4

Portfolio Manager's Report	5

Financial Statements	7

Investment Portfolio	8

Statement of Assets and Liabilities	13

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	16

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	27

Unaudited Information	28

Fund Governance	29

Board Consideration and Approval of Advisory Agreements	33

Summary of Management Fee Evaluation by Independent Fee Consultant	36

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Every six months, you receive a shareholder report for your Columbia Funds investment. We strive to bring you the information you need to make intelligent, informed investment decisions, in an attractive, easy-to-understand format.

We know that for many investors the information contained in shareholder reports can seem very technical, so we would like to take this opportunity to walk you through some of the sections in the beginning of your shareholder report, explain their purpose and point out some of the highlights we think you'll find useful. In future reports, we will discuss how to use the financial statements in your shareholder reports.

Performance Information

One of the first sections in your shareholder report is the Performance Information section, which contains several tables that illustrate how your fund has performed over time. These tables can be very useful for evaluating how your fund has performed versus its benchmark, though it's important to remember that past performance is not an indicator of future results.

Understanding Your Expenses

This section explains the ongoing costs associated with your Columbia Funds investment. It includes both general information about mutual fund expenses and specific information pertinent to your fund.

You can use the information to estimate the expenses you paid over the reporting period. You will need your account balance at the end of the period, which can be found by checking your most recent account statement, logging onto your account at www.columbiafunds.com, calling our service center at 800.345.6611 or contacting your financial advisor. Once you have your balance, the section explains how to calculate your estimated expenses step by step.

Portfolio Manager's Report

The Portfolio Manager's Report is where you will find your portfolio manager's thoughts on what happened during the reporting period. Commentary from your portfolio manager(s) includes a summary of the fund's performance, along with a comparison of the fund's performance versus the relevant peer group and benchmark indices.

The portfolio manager will also discuss market conditions that impacted the fund, as well as the investment strategy during the period. Please note: In semiannual reports, the portfolio manager's comments are included in the Fund Profile section.

Other Information

Every shareholder report includes a page containing "Important Information About This Report," which includes instructions for requesting additional copies of the shareholder report, as well as contact information for the fund's Transfer Agent, Distributor and Investment Advisor.

Annual reports contain additional information, such as an independent registered public accounting firm's report and biographies of the fund's trustees and officers. This information is not included in semiannual reports.

Shareholder reports can be delivered to you electronically through our eDelivery service. Using eDelivery can help your fund save money while at the same time preserve precious natural resources. For even more information about your fund, visit our web site at www.columbiafunds.com. There you will find prospectuses, shareholder reports and fund fact sheets for the funds in the Columbia Funds family.

We hope this guide to your shareholder report will help you get the most out of this important resource. Thank you for your business, and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Fund Profile – Columbia Connecticut Tax-Exempt Fund

Summary

■  For the 12-month period ended October 31, 2007, the fund's Class A shares returned 2.03% without sales charge.

■  The fund underperformed its benchmark but performed higher than its peer group average.

■  An emphasis on bonds in the 5 to 20-year maturity range aided performance, because they outperformed issues with longer maturities.

Portfolio Management

Gary Swayze has managed the fund since November 1997 and has been associated with the advisor or its predecessors or affiliate organizations since 1997.

The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the Fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/07

+ 2.03%

Class A shares (without sales charge)

+ 2.91%

Lehman Brothers Municipal Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 09/30/07.

1

Economic Update – Columbia Connecticut Tax-Exempt Fund

Summary

For the 12-month period that ended October 31, 2007

■  The broad U.S. stock market, as measured by the S&P 500 Index, returned 14.56%. Stock markets outside the United States were even stronger, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

■  Despite volatility, the Lehman Brothers U.S. Aggregate Bond Index delivered a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the U.S. fixed-income markets.

Lehman Index	Merrill Lynch Index

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the Fund may not match those in an index.

The U.S. economy growth experienced subpar growth during the first half of the 12-month period that began November 1, 2006 and ended October 31, 2007. An already fragile housing sector struggled to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs. In August, consumer confidence retreated from a six-year high and continued to fall through the end of the period.

Economic growth picked up in the second half of the 12-month period, averaging just under 4.0% for the second and third quarters of 2007, as a strong labor market continued to buoy consumer spending. Job growth slowed, yet remained solid with over 100,000 new jobs added each month, on average, during the period. A strong job market suggests that businesses have retained sufficient confidence to continue hiring and that consumer spending may still have some support. However, recent numbers on both consumer spending and manufacturing activity suggest that the economy lost some momentum in the final months of the period.

In mid-August, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate—the rate at which the Fed loans money to member banks. In September and October, the Fed cut another key short-term rate—the federal funds rate—to further loosen the reins on credit and inspire confidence in the capital markets, both at home and abroad. At the end of the period, the federal funds rate stood at 4.50%.

Despite volatility, stocks advanced broadly

Against a shifting economic backdrop, corporate profits were better than expected in the first half of 2007 and the U.S. stock market staged a broad rally that took all major stock market averages higher for the 12-month period. However, the volatility that rocked the credit markets midway through the summer spilled over to the stock market and claimed some of its earlier gains. The S&P 500 Index returned 14.56% for the 12-month period. Large- and mid-cap stocks outperformed small-cap stocks, as measured by their respective Russell indices.1 Growth stocks outperformed value stocks by a significant margin. As the dollar plunged to a record low against the euro and multi-year lows versus a number of other currencies, investors reaped significant returns from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in developed markets outside the United States, gained 24.91% (in U.S. dollars) for the period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 68.33% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.2

Bonds delivered respectable gains

The U.S. bond market seesawed during the 12-month period. As investors anticipated a Fed rate cut, bond prices rose and yields declined across the maturity spectrum. However, a rate cut became less likely when the economy perked up in the second quarter of 2007 and bond prices slid while yields rose. Then, yields fell and higher quality bond prices rose as investors retreated from riskier investments to the safety of the U.S. Treasury market. The benchmark 10-year U.S. Treasury yield ended the 12-month period at 4.47%—slightly lower than where it began the year. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned a respectable 5.38%. High-yield bonds continued to lead the fixed-income markets. However, their gains were cut short near the end of the period. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 6.76%.

1The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization.

2The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the Fund may not match those in an index.

2

Performance Information – Columbia Connecticut Tax-Exempt Fund

Growth of a $10,000 investment 11/01/97 – 10/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Connecticut Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment-grade, tax exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 11/01/97 – 10/31/07 ($)

Sales charge	without	with
Class A	15,984	15,225
Class B	14,834	14,834
Class C	15,284	15,284

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.00
Class B	1.75
Class C	1.75

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 10/31/07 (%)

Share class	A		B		C
Inception	11/01/91		06/08/92		08/01/97
Sales charge	without	with	without	with	without	with
1-year	2.03	–2.82	1.27	–3.60	1.57	0.60
5-year	3.61	2.61	2.84	2.50	3.15	3.15
10-year	4.80	4.29	4.02	4.02	4.33	4.33

Average annual total return as of 09/30/07 (%)

Share class	A		B		C
Sales charge	without	with	without	with	without	with
1-year	2.16	–2.70	1.39	–3.48	1.70	0.72
5-year	3.19	2.19	2.42	2.08	2.73	2.73
10-year	4.83	4.32	4.05	4.05	4.36	4.36

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

3

Understanding Your Expenses – Columbia Connecticut Tax-Exempt Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

05/01/07 – 10/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,010.28	1,020.97	4.26	4.28	0.84
Class B	1,000.00	1,000.00	1,006.50	1,017.19	8.04	8.08	1.59
Class C	1,000.00	1,000.00	1,008.02	1,018.70	6.53	6.56	1.29

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Portfolio Manager's Report – Columbia Connecticut Tax-Exempt Fund

For the 12-month period ended October 31, 2007, the fund's Class A shares returned 2.03% without sales charge. The fund's return was lower than the 2.91% return of its benchmark, the Lehman Brothers Municipal Bond Index,1 but higher than the 1.81% average return of its peer group, the Lipper Connecticut Municipal Debt Funds Classification.2

A year of volatility for bonds

Shifting interest rate expectations made for a volatile environment for bonds over the past 12 months. Early in the year, bond prices rose as yields fell amid signs of an economic slowdown, retreating inflationary pressures and hopes for short-term rate cuts by the Federal Reserve Board (the Fed). However, the economic pace picked up as the period wore on, throwing cold water on expectations that rate cuts were near. As a result, the U.S. bond market reversed direction, producing lower prices and higher yields. Then, bonds shifted direction once again as severe weakness in the housing sector coupled with a burgeoning crisis in subprime mortgages prompted the Fed to cut short-term interest rates twice late in the period. Over the course of the fund's fiscal year, yields declined somewhat on municipal bonds with maturities of under 10 years, while moving modestly higher on longer-term issues.

Focus on intermediate-term issues aided performance

The Fed's short-term rate cuts provided a greater boost to shorter- and intermediate-term issues. Investors in longer-maturity issues greeted the reductions less optimistically, as prices fell amid fears that economic stimulus might lead to renewed inflation.

The fund's emphasis on intermediate-term issues, notably those with maturities between five and 20 years, keyed the fund's positive results relative to its peer group. The fund's return was higher than the average return of its peers, which tended to focus more on longer-term bonds. However, the Lehman Brothers Municipal Bond Index, was more heavily weighted in the intermediate-term sector than the fund, accounting, in part, for the index's better results over this period.

Broad employment base may bolster Connecticut in a slowdown

Connecticut's broadly diversified employment base offers some reassurance that the State's economy can withstand the impact of a decelerating economy. Many Connecticut residents work in financial services, both in New York and within the state's borders. The ongoing fallout in that sector from persistently weak housing markets and deteriorating credit conditions will remain a concern for some time. On the positive side, the State's gaming industry continues to prosper; one casino complex will soon begin a major expansion, adding more jobs to industry payrolls that currently exceed 20,000. Several thousand additional jobs are indirectly tied to the gaming industry.

1The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the Fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/07 ($)

Class A	7.71
Class B	7.71
Class C	7.71

Distributions declared per share

11/01/06 – 10/31/07 ($)

Class A	0.37
Class B	0.31
Class C	0.33

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.09 per share of taxable realized gains.

30-day SEC yields

as of 10/31/07 (%)

Class A	3.25
Class B	2.66
Class C	2.96

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 10/31/07 (%)

Class A	5.24
Class B	4.29
Class C	4.77

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

5

Portfolio Manager's Report (continued) – Columbia Connecticut Tax-Exempt Fund

Top 5 sectors

as of 10/31/07 (%)

Local General Obligations	29.5
Education	22.1
Special Non-Property Tax	12.0
Refunded/Escrowed	7.8
Municipal Electric	5.8

Quality breakdown

as of 10/31/07 (%)

AAA	78.8
AA	14.0
A	2.2
BB	1.4
Non-Rated	2.8
Cash & Equivalents	0.8

Maturity breakdown

as of 10/31/07 (%)

1-3 years	0.2
3-5 years	12.9
5-7 years	8.7
7-10 years	24.4
10-15 years	20.8
15-20 years	14.8
20-25 years	5.0
25 years and over	12.4
Cash & Equivalents	0.8

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Other important areas of employment include insurance, education services, health care, including pharmaceutical production, and submarine manufacturing. Income and net worth figures are higher for Connecticut residents than for those in most other states—25% of income tax collections come from less than 1% of taxpayers—and the State relies heavily on income taxes as a revenue source. Connecticut is anticipating a budget surplus of at least $1 billion for fiscal 2007, the result of exceptional income tax collections. A slowdown in the economy would require the State to lower tax collection estimates and plan for appropriate budget reductions.

Buying opportunities ahead?

We believe that bond market volatility is likely to continue and have positioned the fund to potentially take advantage of declining yields as costly energy, heavy consumer debt and subpar job growth appear likely to constrain growth. If the economy continues to slow, we believe that pressure on medium and lower quality issuers may allow us to invest at what we believe are attractive yields compared to higher quality bonds and we are prepared to take advantage of those opportunities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

6

Financial Statements – Columbia Connecticut Tax-Exempt Fund, October 31, 2007

A guide to understanding your fund's financial statements

Investment Portfolio	The investment portfolio details all of the fund's holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

7

Investment Portfolio – Columbia Connecticut Tax-Exempt Fund, October 31, 2007

Municipal Bonds – 97.9%
	Par ($)	Value ($)
Education – 22.1%
Education – 16.9%
CT Health & Educational Facilities Authority
Connecticut College, Series 2002 E, Insured: MBIA 5.250% 07/01/22	400,000	426,776
Greenwich Academy, Series 2007 E, Insured: FSA 5.250% 03/01/32	2,000,000	2,245,820
Miss Porter's School, Series 2006 B, Insured: AMBAC 5.000% 07/01/36	1,075,000	1,114,721
Trinity College: Series 1998 F, Insured: MBIA 5.500% 07/01/21	2,000,000	2,283,860
Series 2007 J,
Insured: MBIA: 4.250% 07/01/31	1,000,000	946,480
4.500% 07/01/37	1,500,000	1,463,895
University of Connecticut, Series 2000 A: 5.250% 05/15/15	1,500,000	1,596,300
Insured: FGIC:
5.250% 11/15/14	2,135,000	2,309,707
5.250% 11/15/18	2,095,000	2,245,840
University of Hartford, Series 2002, Insured: RAD 5.375% 07/01/15	1,000,000	1,054,020
Yale University: Series 2003 X-1, 5.000% 07/01/42	2,000,000	2,049,400
Series 2007 Z-1,
5.000% 07/01/42	1,500,000	1,553,235
Education Total		19,290,054
Prep School – 5.2%
CT Health & Educational Facilities Authority
Brunswick School, Series 2003 B, Insured: MBIA 5.000% 07/01/33	670,000	689,591

	Par ($)	Value ($)
Loomis Chaffee School: Series 2001 E, 5.250% 07/01/21	1,765,000	1,832,847
Series 2005 F, Insured: AMBAC: 5.250% 07/01/25	2,035,000	2,264,385
5.250% 07/01/26(a)	1,045,000	1,167,160
Prep School Total		5,953,983
Education Total		25,244,037
Health Care – 5.2%
Hospitals – 2.5%
CT Health & Educational Facilities Authority
Danbury Hospital, Series 2006 H, Insured: AMBAC 4.500% 07/01/33	2,000,000	1,938,580
Middlesex Hospital, Series 2006 L,
Insured: FSA 4.250% 07/01/36	1,000,000	907,840
Hospitals Total		2,846,420
Intermediate Care Facilities – 0.7%
CT Health & Educational Facilities Authority
Village for Families & Children, Inc., Series 2002 A, Insured: AMBAC 5.000% 07/01/23	255,000	264,259
CT Housing Finance Authority, Series 2000, Insured: AMBAC 5.850% 06/15/30	500,000	525,710
Intermediate Care Facilities Total		789,969
Nursing Homes – 2.0%
CT Development Authority Health Facility
Series 2007,
5.500% 08/15/27	2,375,000	2,327,144
Nursing Homes Total		2,327,144
Health Care Total		5,963,533
Housing – 1.9%
Multi-Family – 0.7%
CT Greenwich Housing Authority
Greenwich Close Apartments,
Series 1997 A, 6.350% 09/01/27	750,000	775,343
Multi-Family Total		775,343

See Accompanying Notes to Financial Statements.

8

Columbia Connecticut Tax-Exempt Fund, October 31, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
Single-Family – 1.2%
CT Housing Finance Authority
Series 2006, AMT,
4.875% 11/15/36	1,500,000	1,442,535
Single-Family Total		1,442,535
Housing Total		2,217,878
Other – 7.8%
Refunded/Escrowed(b) – 7.8%
CT Government
Series 1993 B,
Escrowed to Maturity, 5.400% 09/15/09	25,000	25,903
Series 2002 F,
Pre-refunded 10/15/12, Insured: FSA 5.000% 10/15/19	1,730,000	1,847,104
CT Health & Educational Facilities Authority
State University,
Series 2003 E, Pre-refunded 11/01/12, Insured: FGIC 5.000% 11/01/14	2,060,000	2,200,615
University of Connecticut,
Series 2002 A, Pre-refunded 04/01/12, Insured: FGIC 5.375% 04/01/16	1,200,000	1,291,296
CT New Haven
Series 2002 B,
Escrowed to Maturity, Insured: FGIC 5.000% 11/01/16	10,000	10,683
Series 2002 C,
Escrowed to Maturity, Insured: MBIA 5.000% 11/01/20	10,000	10,644
CT North Branford
Series 2001,
Pre-refunded 10/01/10, Insured: MBIA 5.000% 10/01/15	50,000	52,627
CT Waterbury
Series 2002 A,
Pre-refunded 04/01/12, Insured: FSA 5.375% 04/01/16	1,655,000	1,780,912

	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2002 E,
Escrowed to Maturity, Insured: AMBAC 5.500% 08/01/27	1,500,000	1,729,110
Refunded/Escrowed Total		8,948,894
Other Total		8,948,894
Resource Recovery – 1.4%
Resource Recovery – 1.4%
CT Resource Recovery Authority
American Re-Fuel Co.,
Series 2001 AII, AMT, 5.500% 11/15/15	1,500,000	1,532,505
Resource Recovery Total		1,532,505
Resource Recovery Total		1,532,505
Tax-Backed – 49.5%
Local General Obligations – 29.5%
CT Bridgeport
Series 1997 A:
Insured: AMBAC 6.250% 03/01/12	2,465,000	2,735,213
Insured: MBIA 5.500% 08/15/19	1,500,000	1,696,170
Series 2004 C,
Insured: MBIA 5.500% 08/15/21	1,225,000	1,393,082
CT Cheshire
Series 2000 B,
5.000% 08/01/14	1,720,000	1,857,497
CT Danbury
Series 1994,
4.500% 02/01/13	1,280,000	1,336,909
CT East Hartford
Series 2003,
Insured: FGIC 5.250% 05/01/15	1,000,000	1,102,570
CT East Haven
Series 2003,
Insured: MBIA 5.000% 09/01/15	640,000	695,962

See Accompanying Notes to Financial Statements.

9

Columbia Connecticut Tax-Exempt Fund, October 31, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
CT Granby
Series 1993,
Insured: MBIA 6.550% 04/01/10	175,000	187,595
Series 2006,
5.000% 02/15/26	540,000	605,794
CT Hartford County Metropolitan District
Series 1991,
6.200% 11/15/10	220,000	237,640
Series 1993:
5.200% 12/01/13	500,000	543,115
5.625% 02/01/13	600,000	656,052
CT Montville
Series 1993,
6.300% 03/01/12	335,000	372,393
CT New Britain
Series 1993 A,
Insured: MBIA 6.000% 10/01/12	2,000,000	2,151,620
Series 1993 B,
Insured: MBIA 6.000% 03/01/12	1,000,000	1,064,040
Series 2006,
Insured: AMBAC 5.000% 04/15/21	1,160,000	1,259,609
CT New Haven
Series 2002 B,
Insured: FGIC 5.000% 11/01/16	2,230,000	2,378,540
Series 2002 C,
Insured: MBIA 5.000% 11/01/20	1,465,000	1,546,469
CT New Milford
Series 2004,
Insured: AMBAC 5.000% 01/15/17	1,025,000	1,117,240
CT North Haven
Series 2007,
4.750% 07/15/26	1,150,000	1,234,421
CT Plainville
Series 2002,
Insured: FGIC: 5.000% 12/01/15	400,000	424,456
5.000% 12/01/16	500,000	530,570

	Par ($)	Value ($)
CT Stamford
Series 2003 B,
5.250% 08/15/16	2,750,000	3,062,372
CT Suffield
Series 2005,
5.000% 06/15/20	1,400,000	1,523,130
CT West Hartford
Series 2005 B,
5.000% 10/01/24	1,500,000	1,588,350
CT Westbrook
Series 1992,
Insured: MBIA 6.300% 03/15/12	265,000	294,804
CT Westport
Series 2003,
5.000% 08/15/15	1,000,000	1,086,480
PR Commonwealth of Puerto Rico Municipal Finance Agency
Series 2002 A,
Insured: FSA 5.250% 08/01/18	1,000,000	1,064,200
Local General Obligations Total		33,746,293
Special Non-Property Tax – 12.0%
CT Special Tax Obligation Revenue
Transportation Infrastructure:
Series 1992 B, 6.125% 09/01/12	2,600,000	2,823,574
Series 2002 B,
Insured: AMBAC 5.000% 12/01/21	1,500,000	1,571,145
Series 2004 B, Insured: AMBAC 5.250% 07/01/18	2,000,000	2,221,660
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 1993 X,
Insured: FSA 5.500% 07/01/13	3,000,000	3,227,280
Series 2002 E,
Insured: FSA 5.500% 07/01/21	1,000,000	1,138,550
Series 2005 L,
Insured: AMBAC 5.250% 07/01/38	2,000,000	2,233,700

See Accompanying Notes to Financial Statements.

10

Columbia Connecticut Tax-Exempt Fund, October 31, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 A,
Insured: AMBAC (c) 07/01/35	2,000,000	524,620
Special Non-Property Tax Total		13,740,529
State Appropriated – 2.2%
CT Juvenile Training School
Series 2001,
4.750% 12/15/25	2,500,000	2,529,325
State Appropriated Total		2,529,325
State General Obligations – 5.8%
CT State
Series 2001 C,
Insured: FSA 5.500% 12/15/14	1,500,000	1,670,700
5.500% 12/15/15	1,500,000	1,684,620
Series 2002 E,
Insured: FSA 5.375% 11/15/14	1,250,000	1,348,413
Series 2005 B,
Insured: AMBAC 5.250% 06/01/20	400,000	444,856
PR Commonwealth of Puerto Rico
Public Improvement,
Series 2001, Insured: FSA 5.500% 07/01/16	1,250,000	1,403,637
State General Obligations Total		6,552,226
Tax-Backed Total		56,568,373
Transportation – 0.5%
Transportation – 0.5%
CT New Haven Air Rights Parking Facility
Series 2002,
Insured: AMBAC 5.375% 12/01/15	500,000	555,895
Transportation Total		555,895
Transportation Total		555,895

	Par ($)	Value ($)
Utilities – 9.5%
Municipal Electric – 5.8%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2002 JJ,
Insured: MBIA 5.250% 07/01/15	2,000,000	2,199,580
Series 2002 KK,
Insured: MBIA 5.500% 07/01/15	1,500,000	1,674,480
Series 2003 NN,
Insured: MBIA 5.250% 07/01/19	2,500,000	2,774,150
Municipal Electric Total		6,648,210
Water & Sewer – 3.7%
CT South Central Regional Water Authority
Series 2005,
Insured: MBIA 5.000% 08/01/30	1,870,000	1,946,614
Series 2007 A,
Insured: MBIA: 5.250% 08/01/23	1,000,000	1,113,900
5.250% 08/01/24	1,000,000	1,115,070
Water & Sewer Total		4,175,584
Utilities Total		10,823,794
Total Municipal Bonds (cost of $108,875,828)		111,854,909
	Shares
Investment Company – 0.0%
Dreyfus Municipal Cash
Management Plus (7 day yield of 3.370%)	17,719	17,719
Total Investment Company (cost of $17,719)		17,719
Short-Term Obligations – 0.8%
	Par ($)
Variable Rate Demand Notes (d) – 0.8%
FL Pinellas County Health Facility Authority
All Children's Hospital,
Series 1985, Insured: AMBAC, SPA: Wachovia Bank N.A. 3.590% 12/01/15	600,000	600,000

See Accompanying Notes to Financial Statements.

11

Columbia Connecticut Tax-Exempt Fund, October 31, 2007

Short-Term Obligations (continued)
	Par ($)	Value ($)
MS Jackson County Pollution Control
Chevron Corp.,
Series 1993, 3.580% 06/01/23	200,000	200,000
WY Uinta County
Chevron Corp.,
Series 1993, 3.580% 08/15/20	100,000	100,000
Variable Rate Demand Notes Total		900,000
Total Short-Term Obligations (cost of $900,000)		900,000
Total Investments – 98.7% (cost of $109,793,547)(e)		112,772,628
Other Assets & Liabilities, Net – 1.3%		1,493,947
Net Assets – 100.0%		114,266,575

Notes to Investment Portfolio:

(a)  The security or a portion of the security is pledged as collateral for open futures contracts. At October 31, 2007, the total market value of the security pledged amounted to $558,450.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  Zero coupon bond.

(d)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of October 31, 2007.

(e)  Cost for federal income tax purposes is $109,749,886.

At October 31, 2007, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
U.S. Treasury Bond	19	$2,139,281	$2,160,001	Dec-2007	$20,720

At October 31, 2007, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	49.5
Education	22.1
Utilities	9.5
Refunded/Escrowed	7.8
Health Care	5.2
Housing	1.9
Resource Recovery	1.4
Transportation	0.5
	97.9
Investment Company	0.0	*
Short-Term Obligations	0.8
Other Assets & Liabilities, Net	1.3
	100.0

* Represents less than 0.01%.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

RAD	Radian Asset Assurance, Inc.

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia Connecticut Tax-Exempt Fund
October 31, 2007

Assets	Investments, at cost	$109,793,547
	Investments, at value	$112,772,628
	Cash	89,291
	Receivable for:
	Fund shares sold	103,763
	Interest	1,619,626
	Futures variation margin	19,000
	Trustees' deferred compensation plan	25,315
	Total Assets	114,629,623
Liabilities	Expense reimbursement due to Investment Advisor	831
	Payable for:
	Fund shares repurchased	46,897
	Distributions	119,511
	Investment advisory fee	49,064
	Transfer agent fee	19,551
	Pricing and bookkeeping fees	7,984
	Trustees' fees	264
	Audit fee	32,350
	Custody fee	996
	Distribution and service fees	39,889
	Chief compliance officer expenses	52
	Trustees' deferred compensation plan	25,315
	Other liabilities	20,344
	Total Liabilities	363,048
	Net Assets	114,266,575
Net Assets Consist of	Paid-in capital	110,052,580
	Undistributed net investment income	285,948
	Accumulated net realized gain	928,246
	Net unrealized appreciation on:
	Investments	2,979,081
	Futures contracts	20,720
	Net Assets	114,266,575
Class A	Net assets	$84,350,686
	Shares outstanding	10,946,391
	Net asset value per share	$7.71	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($7.71/0.9525)	$8.09	(b)
Class B	Net assets	$17,026,334
	Shares outstanding	2,209,538
	Net asset value and offering price per share	$7.71	(a)
Class C	Net assets	$12,889,555
	Shares outstanding	1,672,725
	Net asset value and offering price per share	$7.71	(a)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

13

Statement of Operations – Columbia Connecticut Tax-Exempt Fund
For the Year Ended October 31, 2007

		($)
Investment Income	Interest	5,212,894
	Dividends	18,056
	Total Investment Income	5,230,950
Expenses	Investment advisory fee	588,869
	Distribution fee:
	Class B	153,714
	Class C	98,133
	Service fee:
	Class A	200,229
	Class B	48,742
	Class C	31,148
	Transfer agent fee	41,528
	Pricing and bookkeeping fees	81,013
	Trustees' fees	16,757
	Custody fee	7,705
	Chief compliance officer expenses	1,577
	Other expenses	130,201
	Total Expenses	1,399,616
	Fees and expenses waived or reimbursed by Investment Advisor	(158,586)
	Fees waived by Distributor—Class C	(39,227)
	Expense reductions	(2,401)
	Net Expenses	1,199,402
	Net Investment Income	4,031,548
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized gain on:
	Investments	977,675
	Futures contracts	164,609
	Net realized gain	1,142,284
	Net change in unrealized appreciation (depreciation) on:
	Investments	(3,157,974)
	Futures contracts	31,792
	Net change in unrealized depreciation	(3,126,182)
	Net Loss	(1,983,898)
	Net Increase Resulting from Operations	2,047,650

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets – Columbia Connecticut Tax-Exempt Fund

			Year Ended October 31,
Increase (Decrease) in Net Assets		2007	2006
Operations	Net investment income	$4,031,548	$4,764,017
	Net realized gain on investments and futures contracts	1,142,284	1,282,330
	Net change in unrealized appreciation (depreciation)
	on investments and futures contracts	(3,126,182)	534,340
	Net Increase Resulting from Operations	2,047,650	6,580,687
Distributions to Shareholders	From net investment income:
	Class A	(3,028,284)	(3,350,938)
	Class B	(584,055)	(870,658)
	Class C	(412,247)	(530,470)
	From net realized gains:
	Class A	(946,187)	(1,307,867)
	Class B	(268,780)	(446,640)
	Class C	(149,496)	(251,025)
	Total Distributions to Shareholders	(5,389,049)	(6,757,598)
Share Transactions	Class A
	Subscriptions	10,275,047	7,878,040
	Distributions reinvested	2,620,668	2,959,466
	Redemptions	(14,148,553)	(20,980,042)
	Net Decrease	(1,252,838)	(10,142,536)
	Class B
	Subscriptions	342,619	547,075
	Distributions reinvested	520,625	850,955
	Redemptions	(8,253,790)	(10,992,245)
	Net Decrease	(7,390,546)	(9,594,215)
	Class C
	Subscriptions	1,854,490	1,136,785
	Distributions reinvested	340,249	513,510
	Redemptions	(2,727,247)	(7,384,626)
	Net Decrease	(532,508)	(5,734,331)
	Net Decrease from Share Transactions	(9,175,892)	(25,471,082)
	Total Decrease in Net Assets	(12,517,291)	(25,647,993)
Net Assets	Beginning of period	126,783,866	152,431,859
	End of period	114,266,575	126,783,866
	Undistributed net investment income at end of period	285,948	284,942
Changes in Shares	Class A
	Subscriptions	1,338,394	1,007,197
	Issued for distributions reinvested	337,680	377,916
	Redemptions	(1,825,289)	(2,681,132)
	Net Decrease	(149,215)	(1,296,019)
	Class B
	Subscriptions	44,175	69,891
	Issued for distributions reinvested	66,949	108,647
	Redemptions	(1,067,796)	(1,407,813)
	Net Decrease	(956,672)	(1,229,275)
	Class C
	Subscriptions	237,987	145,668
	Issued for distributions reinvested	43,807	65,566
	Redemptions	(349,952)	(945,156)
	Net Decrease	(68,158)	(733,922)

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Connecticut Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,				Period Ended October 31,		Year Ended January 31,
Class A Shares	2007	2006	2005	2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.92	$7.91	$8.19	$8.21	$8.11		$7.96
Income from Investment Operations:
Net investment income (b)	0.28	0.29	0.29	0.29	0.24		0.34
Net realized and unrealized gain (loss) on investments and futures contracts	(0.12)	0.11	(0.23)	0.10	0.10		0.17
Total from Investment Operations	0.16	0.40	0.06	0.39	0.34		0.51
Less Distributions to Shareholders:
From net investment income	(0.28)	(0.28)	(0.29)	(0.29)	(0.24)		(0.34)
From net realized gains	(0.09)	(0.11)	(0.05)	(0.12)	—		(0.02)
Total Distributions to Shareholders	(0.37)	(0.39)	(0.34)	(0.41)	(0.24)		(0.36)
Net Asset Value, End of Period	$7.71	$7.92	$7.91	$8.19	$8.21		$8.11
Total return (c)(d)	2.03%	5.25%	0.72%	4.91%	4.21	%(e)	6.54%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.84%	0.84%	0.84%	0.83%	0.83	%(g)	0.82%
Waiver/Reimbursement	0.13%	0.16%	0.09%	0.09%	0.20	%(g)	0.16%
Net investment income (f)	3.61%	3.67%	3.63%	3.60%	3.97	%(g)	4.21%
Portfolio turnover rate	14%	13%	9%	9%	11	%(e)	16%
Net assets, end of period (000's)	$84,351	$87,906	$98,063	$106,661	$111,944		$114,482

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Connecticut Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,				Period Ended October 31,		Year Ended January 31,
Class B Shares	2007	2006	2005	2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.92	$7.91	$8.19	$8.21	$8.11		$7.96
Income from Investment Operations:
Net investment income (b)	0.22	0.23	0.23	0.23	0.20		0.28
Net realized and unrealized gain (loss) on investments and futures contracts	(0.12)	0.11	(0.23)	0.10	0.09		0.17
Total from Investment Operations	0.10	0.34	—	0.33	0.29		0.45
Less Distributions to Shareholders:
From net investment income	(0.22)	(0.22)	(0.23)	(0.23)	(0.19)		(0.28)
From net realized gains	(0.09)	(0.11)	(0.05)	(0.12)	—		(0.02)
Total Distributions to Shareholders	(0.31)	(0.33)	(0.28)	(0.35)	(0.19)		(0.30)
Net Asset Value, End of Period	$7.71	$7.92	$7.91	$8.19	$8.21		$8.11
Total return (c)(d)	1.27%	4.47%	(0.03)%	4.13%	3.62	%(e)	5.74%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.59%	1.59%	1.59%	1.58%	1.58	%(g)	1.57%
Waiver/Reimbursement	0.13%	0.16%	0.09%	0.09%	0.20	%(g)	0.16%
Net investment income (f)	2.86%	2.93%	2.88%	2.84%	3.22	%(g)	3.46%
Portfolio turnover rate	14%	13%	9%	9%	11	%(e)	16%
Net assets, end of period (000's)	$17,026	$25,085	$34,784	$46,271	$55,792		$61,865

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Connecticut Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,				Period Ended October 31,		Year Ended January 31,
Class C Shares	2007	2006	2005	2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.92	$7.91	$8.19	$8.21	$8.11		$7.96
Income from Investment Operations:
Net investment income (b)	0.24	0.25	0.26	0.26	0.22		0.30
Net realized and unrealized gain (loss) on investments and futures contracts	(0.12)	0.12	(0.24)	0.10	0.09		0.17
Total from Investment Operations	0.12	0.37	0.02	0.36	0.31		0.47
Less Distributions to Shareholders:
From net investment income	(0.24)	(0.25)	(0.25)	(0.26)	(0.21)		(0.30)
From net realized gains	(0.09)	(0.11)	(0.05)	(0.12)	—		(0.02)
Total Distributions to Shareholders	(0.33)	(0.36)	(0.30)	(0.38)	(0.21)		(0.32)
Net Asset Value, End of Period	$7.71	$7.92	$7.91	$8.19	$8.21		$8.11
Total return (c)(d)	1.57%	4.78%	0.27%	4.44%	3.86	%(e)	6.06%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.29%	1.29%	1.29%	1.28%	1.28	%(g)	1.27%
Waiver/Reimbursement	0.43%	0.46%	0.39%	0.39%	0.50	%(g)	0.46%
Net investment income (f)	3.16%	3.23%	3.18%	3.15%	3.52	%(g)	3.76%
Portfolio turnover rate	14%	13%	9%	9%	11	%(e)	16%
Net assets, end of period (000's)	$12,890	$13,792	$19,585	$24,764	$30,218		$30,456

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

18

Notes to Financial Statements – Columbia Connecticut Tax-Exempt Fund
October 31, 2007

Note 1. Organization

Columbia Connecticut Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Objective

The Fund seeks as high a level of after-tax total return as is consistent with prudent risk.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class B and Class C. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific

19

Columbia Connecticut Tax-Exempt Fund, October 31, 2007

identification method for both financial statement and federal income tax purposes.

Futures Contracts

The Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Fund may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses futures contracts in an effort to achieve, more efficiently, economic exposure similar to that which it could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Options

The Fund may purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and

20

Columbia Connecticut Tax-Exempt Fund, October 31, 2007

warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for market discount reclassification and discount accretion/premium amortization on debt instruments were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(5,956)	$5,956	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006 was as follows:

	October 31,
	2007	2006
Tax-Exempt Income	$4,022,563	$4,726,004
Ordinary Income*	2,023	46,081
Long-Term Capital Gains	1,364,463	1,985,513

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$387,539	$72,275	$1,114,710	$3,022,742

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at October 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$3,599,922
Unrealized depreciation	(577,180)
Net unrealized appreciation	$3,022,742

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Massachusetts

21

Columbia Connecticut Tax-Exempt Fund, October 31, 2007

Tax-Exempt Fund and Columbia New York Tax-Exempt Fund as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

For the year ended October 31, 2007, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund has entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services related to Fund expenses and to the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended October 31, 2007, the amount charged to the Fund by affiliates included in the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $24,798, of which $926 is unpaid.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective November 1, 2007, the annual rate will change to $17.34 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

22

Columbia Connecticut Tax-Exempt Fund, October 31, 2007

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations.

For the year ended October 31, 2007, these minimum account balance fees reduced total expenses by $320.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended October 31, 2007, the Distributor has retained net underwriting discounts of $3,961 on sales of the Fund's Class A shares and received net CDSC fees of $0, $29,439 and $40 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the "Plans") which require the payment of a monthly service fee to the Distributor. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fee that is a blend between the 0.10% and 0.25% rates. For the year ended October 31, 2007, the Fund's effective service fee rate was 0.24% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the Distributor equal up to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fee Waivers and Expense Reimbursements

Columbia and/or some of the Fund's other service providers have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, will not exceed 0.60% annually of the Fund's average daily net assets. Columbia, at its discretion, may modify or terminate this arrangement any time.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended October 31, 2007, these credits reduced total expenses by $2,081.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Portfolio Information

For the year ended October 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $15,770,546 and $25,904,500, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and

23

Columbia Connecticut Tax-Exempt Fund, October 31, 2007

a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unused committed line of credit. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended October 31, 2007, the Fund did not borrow under these arrangements.

Note 7. Shares of Beneficial Interest

As of October 31, 2007, 9.1% of the Fund's shares outstanding were beneficially owned by three participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these account may have a significant effect on the operations of the Fund.

Note 8. Significant Risks and Contingencies

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated Aaa by Moody's Investors Service, Inc. At October 31, 2007, private insurers who insured greater than 5% of the total investments of the Fund were as follows:

% of Total Investments
MBIA Insurance Corp.	21.8
AMBAC Assurance Corp.	19.2
Financial Security Assurance, Inc.	16.2
Financial Guaranty Insurance Co.	11.1

Geographic Concentration

The Fund has greater than 5% of its total investments on October 31, 2007 invested in debt obligations issued by each of Connecticut and Puerto Rico and their respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Sector Focus

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less concentrated.

Tax Development Risk

The U.S. Supreme Court heard an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. If the Supreme Court determines that the U.S. Constitution prohibits states from treating the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds for state income tax purposes, most states likely will revisit the way in which they treat the interest on municipal bonds. This has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. You should consult your tax advisor to discuss the tax consequences of your investment in the Fund. This also has the potential to cause decline in the value of the municipal securities held by the Fund which, in turn, would reduce the value of the Fund's shares.

24

Columbia Connecticut Tax-Exempt Fund, October 31, 2007

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

25

Columbia Connecticut Tax-Exempt Fund, October 31, 2007

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Connecticut Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Connecticut Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2007, and the results of its operations for the year then ended, and the changes in its net assets for the two years then ended and the financial highlights for the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the Fund for the fiscal periods ended on or prior to October 31, 2003 were audited by other independent accountants, whose report dated December 9, 2003 expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2007

27

Unaudited Information – Columbia Connecticut Tax-Exempt Fund

Federal Income Tax Information

For the fiscal year ended October 31, 2007, the Fund designates long-term capital gains of $1,139,319.

99.95% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

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Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel-Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

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Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, St. Michaels College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

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Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President-Columbia Funds, since October 2004; Managing Director-Columbia Management Advisors, LLC (the "Advisor"), since September 2005; Senior Vice President-Columbia Management Distributors, Inc., since January 2005; Director-Columbia Management Services, Inc., since January 2005; Director-Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director-FIM Funding, Inc., since January 2005; President and Chief Executive Officer-CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer-Columbia Funds, since October 2003; Treasurer-the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Vice President-Columbia Management Advisors, Inc., since April 2003; President-Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer-Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004-Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held In July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the

33

nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Connecticut Tax-Exempt Fund's performance was in the third quintile (where the best performance would be in the first quintile) for the one-, three- and five-year periods, and in the first quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Connecticut Tax-Exempt Fund's total expenses were in the third quintile and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed

34

information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, Inc., and Columbia Funds Distributor, Inc.

October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any

37

economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.   The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

38

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a

39

management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

  Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

  Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

  Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

  Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

  Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

40

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

  Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

  Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

* * *

Respectfully submitted,
Steven E. Asher

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Important Information About This Report – Columbia Connecticut Tax-Exempt Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Connecticut Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses of any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about the fund. Read it carefully before investing.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 1-800-345-6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

45

Columbia Connecticut Tax-Exempt Fund

Annual Report – October 31, 2007

Columbia Management®

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/136861-1007 (12/07) 07-47256

Columbia Management®

Columbia Massachusetts
Tax-Exempt Fund

Annual Report – October 31, 2007

NOT FDIC INSURED

NOT BANK ISSUED

May Lose Value

No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	3

Understanding Your Expenses	4

Portfolio Manager's Report	5

Financial Statements	7

Investment Portfolio	8

Statement of Assets and Liabilities	13

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	16

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	27

Unaudited Information	28

Fund Governance	29

Board Consideration and Approval of Advisory Agreements	33

Summary of Management Fee Evaluation by Independent Fee Consultant	36

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Every six months, you receive a shareholder report for your Columbia Funds investment. We strive to bring you the information you need to make intelligent, informed investment decisions, in an attractive, easy-to-understand format.

We know that for many investors the information contained in shareholder reports can seem very technical, so we would like to take this opportunity to walk you through some of the sections in the beginning of your shareholder report, explain their purpose and point out some of the highlights we think you'll find useful. In future reports, we will discuss how to use the financial statements in your shareholder reports.

Performance Information

One of the first sections in your shareholder report is the Performance Information section, which contains several tables that illustrate how your fund has performed over time. These tables can be very useful for evaluating how your fund has performed versus its benchmark, though it's important to remember that past performance is not an indicator of future results.

Understanding Your Expenses

This section explains the ongoing costs associated with your Columbia Funds investment. It includes both general information about mutual fund expenses and specific information pertinent to your fund.

You can use the information to estimate the expenses you paid over the reporting period. You will need your account balance at the end of the period, which can be found by checking your most recent account statement, logging onto your account at www.columbiafunds.com, calling our service center at 800.345.6611 or contacting your financial advisor. Once you have your balance, the section explains how to calculate your estimated expenses step by step.

Portfolio Manager's Report

The Portfolio Manager's Report is where you will find your portfolio manager's thoughts on what happened during the reporting period. Commentary from your portfolio manager(s) includes a summary of the fund's performance, along with a comparison of the fund's performance versus the relevant peer group and benchmark indices.

The portfolio manager will also discuss market conditions that impacted the fund, as well as the investment strategy during the period. Please note: In semiannual reports, the portfolio manager's comments are included in the Fund Profile section.

Other Information

Every shareholder report includes a page containing "Important Information About This Report," which includes instructions for requesting additional copies of the shareholder report, as well as contact information for the fund's Transfer Agent, Distributor and Investment Advisor.

Annual reports contain additional information, such as an independent registered public accounting firm's report and biographies of the fund's trustees and officers. This information is not included in semiannual reports.

Shareholder reports can be delivered to you electronically through our eDelivery service. Using eDelivery can help your fund save money while at the same time preserve precious natural resources. For even more information about your fund, visit our web site at www.columbiafunds.com. There you will find prospectuses, shareholder reports and fund fact sheets for the funds in the Columbia Funds family.

We hope this guide to your shareholder report will help you get the most out of this important resource. Thank you for your business, and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Fund Profile – Columbia Massachusetts Tax-Exempt Fund

Summary

■   For the 12-month period ended October 31, 2007, the fund's Class A shares returned 1.65% without sales charge.

■   The fund underperformed its benchmark and performed slightly below its peer group average.

■   An emphasis on bonds in the 5 to 20-year maturity range aided performance, because they outperformed issues with longer maturities.

Portfolio Management

Gary Swayze has managed the fund since July, 1998 and has been associated with the advisor or its predecessors or affiliate organizations since 1997.

The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment-grade, tax exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the Fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/07

+1.65%

Class A shares (without sales charge)

+2.91%

Lehman Brothers Municipal Bond Index

Morningstar Style Box

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 09/30/07.

1

Economic Update – Columbia Massachusetts Tax-Exempt Fund

Summary

For the 12-month period that ended October 31, 2007

■   The broad U.S. stock market, as measured by the S&P 500 Index, returned 14.56%. Stock markets outside the United States were even stronger, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

■   Despite volatility, the Lehman Brothers U.S. Aggregate Bond Index delivered a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the U.S. fixed-income markets.

Lehman Index	Merrill Lynch Index

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization Index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted Index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the Fund may not match those in an index.

The U.S. economy experienced subpar growth during the first half of the 12-month period that began November 1, 2006 and ended October 31, 2007. An already fragile housing sector struggled to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs. In August, consumer confidence retreated from a six-year high and continued to fall through the end of the period.

Economic growth picked up in the second half of the 12-month period, averaging just under 4.0% for the second and third quarters of 2007, as a strong labor market continued to buoy consumer spending. Job growth slowed, yet remained solid with over 100,000 new jobs added each month, on average, during the period. A strong job market suggests that businesses have retained sufficient confidence to continue hiring and that consumer spending may still have some support. However, recent numbers on both consumer spending and manufacturing activity suggest that the economy lost some momentum in the final months of the period.

In mid-August, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate—the rate at which the Fed loans money to member banks. In September and October, the Fed cut another key short-term rate—the federal funds rate—to further loosen the reins on credit and inspire confidence in the capital markets, both at home and abroad. At the end of the period, the federal funds rate stood at 4.50%.

Despite volatility, stocks advanced broadly

Against a shifting economic backdrop, corporate profits were better than expected in the first half of 2007 and the U.S. stock market staged a broad rally that took all major stock market averages higher for the 12-month period. However, the volatility that rocked the credit markets midway through the summer spilled over to the stock market and claimed some of its earlier gains. The S&P 500 Index returned 14.56% for the 12-month period. Large- and mid-cap stocks outperformed small-cap stocks, as measured by their respective Russell indices.1 Growth stocks outperformed value stocks by a significant margin. As the dollar plunged to a record low against the euro and multi-year lows versus a number of other currencies, investors reaped significant returns from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in developed markets outside the United States, gained 24.91% (in U.S. dollars) for the period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 68.33% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.2

Bonds delivered respectable gains

The U.S. bond market seesawed during the 12-month period. As investors anticipated a Fed rate cut, bond prices rose and yields declined across the maturity spectrum. However, a rate cut became less likely when the economy perked up in the second quarter of 2007 and bond prices slid while yields rose. Then, yields fell and higher quality bond prices rose as investors retreated from riskier investments to the safety of the U.S. Treasury market. The benchmark 10-year U.S. Treasury yield ended the 12-month period at 4.47%—slightly lower than where it began the year. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned a respectable 5.38%. High-yield bonds continued to lead the fixed-income markets. However, their gains were cut short near the end of the period. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 6.76%.

1The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization.

2The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the Fund may not match those in an index.

2

Performance Information – Columbia Massachusetts Tax-Exempt Fund

Growth of a $10,000 investment 11/01/97 – 10/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Massachusetts Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment-grade, tax exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 11/01/97 – 10/31/07 ($)

Sales charge	without	with
Class A	16,319	15,544
Class B	15,147	15,147
Class C	15,603	15,603

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.93
Class B	1.68
Class C	1.68

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 10/31/07 (%)

Share class	A		B		C
Inception	04/10/87		06/08/92		08/01/97
Sales charge	without	with	without	with	without	with
1-year	1.65	–3.17	0.90	–3.95	1.20	0.23
5-year	4.18	3.17	3.41	3.07	3.72	3.72
10-year	5.02	4.51	4.24	4.24	4.55	4.55

Average annual total return as of 09/30/07 (%)

Share class	A		B		C
Sales charge	without	with	without	with	without	with
1-year	2.03	–2.82	1.27	–3.60	1.57	0.60
5-year	3.63	2.62	2.85	2.52	3.16	3.16
10-year	5.04	4.53	4.26	4.26	4.57	4.57

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or the redemption of fund shares.

3

Understanding Your Expenses – Columbia Massachusetts Tax-Exempt Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

05/01/07 – 10/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,006.91	1,020.16	5.06	5.09	1.00
Class B	1,000.00	1,000.00	1,003.08	1,016.38	8.84	8.89	1.75
Class C	1,000.00	1,000.00	1,004.69	1,017.90	7.33	7.37	1.45

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Portfolio Manager's Report – Columbia Massachusetts Tax-Exempt Fund

For the 12-month period ended October 31, 2007, the fund's Class A shares returned 1.65% without sales charge. This was less than the 2.91% return of its benchmark, the Lehman Brothers Municipal Bond Index,1 but slightly below the 1.71% average return of the fund's peer group, the Lipper Massachusetts Municipal Debt Funds Classification.2  An emphasis on bonds in the 5 to 20-year maturity range aided performance, because they outperformed issues with longer maturities.

A year of volatility for bonds

Shifting interest rate expectations made for a volatile environment for bonds over the past 12 months. Early in the year, bond prices rose as yields fell amid signs of an economic slowdown, retreating inflationary pressures and hopes for short-term rate cuts by the Federal Reserve Board (the Fed). However, the economic pace picked up as the period wore on, throwing cold water on expectations that rate cuts were near. As a result, the U.S. bond market reversed direction, producing lower prices and higher yields. Then, bonds shifted direction once again as severe weakness in the housing sector coupled with a burgeoning crisis in subprime mortgages prompted the Fed to cut short-term interest rates twice late in the period. Over the course of the fund's fiscal year, yields declined somewhat on municipal bonds with maturities of under 10 years, while moving modestly higher on longer-term issues.

Focus on intermediate issues aided performance

The Fed's short-term rate cuts provided a greater boost to shorter- and intermediate-term issues. Investors in longer-maturity issues greeted the reductions less optimistically, as prices fell amid fears that economic stimulus might lead to renewed inflation.

The fund's emphasis on intermediate-term issues, notably those with maturities between 5 and 20 years, keyed the fund's positive results relative to its peer group. The fund's return was in line with the average return of its peers, which tended to focus more on longer-term bonds. However, the Lehman Brothers Municipal Bond Index, was more heavily weighted in the intermediate-term sector than the fund, accounting, in part, for the index's better results over this period.

In Massachusetts, revenue growth lags rising costs

Revenues from both business and personal income taxes grew in 2007, thanks to the Massachusetts economy's inherent strengths. The Commonwealth benefits from a skilled and well-educated workforce, with wealth levels that are relatively high compared to other states. Key drivers include the large higher education and health care industries, as well as ramped-up defense spending. These advantages are partially offset by the high costs of housing and doing business. Out-migration of residents and sluggish conditions in manufacturing and construction also hinder tax collections.

1The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the Fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/07 ($)

Class A	7.69
Class B	7.69
Class C	7.69

Distributions declared per share

11/01/06 – 10/31/07 ($)

Class A	0.38
Class B	0.32
Class C	0.34

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.07 per share of taxable realized gains.

30-day SEC yields

as of 10/31/07 (%)

Class A	3.39
Class B	2.81
Class C	3.11

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 10/31/07 (%)

Class A	5.53
Class B	4.58
Class C	5.07

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

5

Portfolio Manager's Report (continued) – Columbia Massachusetts Tax-Exempt Fund

Top 5 sectors

as of 10/31/07 (%)

Refunded/Escrowed	27.2
Education	18.7
State General Obligations	9.4
Water & Sewer	7.6
Special Non-Property Tax	6.9

Quality breakdown

as of 10/31/07 (%)

AAA	61.5
AA	18.4
A	6.2
BBB	5.3
BB	4.2
Non-Rated	3.2
Cash & Equivalents	1.2

Maturity breakdown

as of 10/31/07 (%)

1-3 years	3.6
5-7 years	11.8
7-10 years	15.2
10-15 years	37.0
15-20 years	11.0
20-25 years	10.9
25 years and over	9.3
Cash & Equivalents	1.2

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Healthy revenue growth has failed to keep up with expanding outlays for Medicaid, transportation infrastructure, pension obligations and service on the Commonwealth's debt load, the nation's highest on a per capita basis. Fiscal 2008's $1.3 billion budget gap forces reliance on one-time resources, including reserves and money from tobacco settlements. Ongoing turmoil in the housing and financial markets may pose further budgetary threats.

Buying opportunities ahead?

We believe that bond market volatility is likely to continue and have positioned the fund to potentially take advantage of declining yields as costly energy, heavy consumer debt and subpar job growth appear likely to constrain growth. If the economy continues to slow, we believe that pressure on medium and lower quality issuers may allow us to invest at what we believe are attractive yields compared to higher quality bonds and we are prepared to take advantage of those opportunities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

6

Financial Statements – Columbia Massachusetts Tax-Exempt Fund, October 31, 2007

A guide to understanding your fund's financial statements

Investment Portfolio	The investment portfolio details all of the fund's holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

7

Investment Portfolio – Columbia Massachusetts Tax-Exempt Fund, October 31, 2007

Municipal Bonds – 99.5%
	Par ($)	Value ($)
Education – 20.9%
Education – 18.7%
MA College Building Authority
Series 1994 A,
7.500% 05/01/14	1,825,000	2,162,224
MA Development Finance Agency
Boston College,
Series 2007 P,
5.000% 07/01/42	2,000,000	2,042,940
Boston University,
Series 1999 P,
6.000% 05/15/59	1,000,000	1,114,430
College of The Holy Cross,
Series 2002,
Insured: AMBAC
5.250% 09/01/32	4,000,000	4,497,240
Dexter School,
Series 2007,
4.500% 05/01/26	1,600,000	1,556,880
Emerson College,
Series 2006,
5.000% 01/01/23	2,500,000	2,568,300
MA Health & Educational Facilities Authority
Harvard University,
Series 1991 N,
6.250% 04/01/20	2,675,000	3,247,664
Massachusetts Institute of Technology:
Series 2002 K:
5.375% 07/01/17	4,250,000	4,759,702
5.500% 07/01/32 (a)	1,500,000	1,746,735
Series 2003 L,
5.000% 07/01/18	2,500,000	2,731,125
Tufts University,
Series 2002 J:
5.500% 08/15/16	1,250,000	1,402,275
5.500% 08/15/18	1,000,000	1,131,270
Education Total		28,960,785
Prep School – 1.3%
MA Health & Educational Facilities Authority
Learning Center for Deaf Children,
Series 1999 C,
6.100% 07/01/19	1,000,000	1,015,900
MA Industrial Finance Agency
Cambridge Friends School,
Series 1998,
5.750% 09/01/18	1,000,000	1,002,740
Prep School Total		2,018,640

	Par ($)	Value ($)
Student Loan – 0.9%
MA Educational Financing Authority
Series 2002 E, AMT,
Insured: AMBAC
5.000% 01/01/13	1,340,000	1,369,198
Student Loan Total		1,369,198
Education Total		32,348,623
Health Care – 10.2%
Continuing Care Retirement – 1.3%
MA Boston Industrial Development Financing Authority
Springhouse, Inc.,
Series 1998,
5.875% 07/01/18	950,000	963,993
MA Development Finance Agency
Loomis House, Inc.,
Series 2002 A,
6.900% 03/01/32	1,000,000	1,073,450
Continuing Care Retirement Total		2,037,443
Health Services – 0.8%
MA Development Finance Agency
Boston Biomedical Research Institute,
Series 1999,
5.750% 02/01/29	1,200,000	1,210,836
Health Services Total		1,210,836
Hospitals – 5.2%
MA Development Finance Agency
Massachusetts Biomedical Research Corp.,
Series 2000,
6.250% 08/01/20	1,000,000	1,066,400
MA Health & Educational Facilities Authority
Covenant Health System,
Series 2002,
6.000% 07/01/31	1,000,000	1,049,870
Jordan Hospital,
Series 2003 E,
6.750% 10/01/33	1,500,000	1,595,685
Tri-County Medical Associates, Inc.,
Series 2007,
5.000% 07/15/27	1,695,000	1,611,267
MA Industrial Finance Agency
Massachusetts Biomedical Research Corp.,
Series 1989 A-2
(b) 08/01/10	3,000,000	2,704,980
Hospitals Total		8,028,202

See Accompanying Notes to Financial Statements.

8

Columbia Massachusetts Tax-Exempt Fund, October 31, 2007

Municipal Bonds – (continued)
	Par ($)	Value ($)
Intermediate Care Facilities – 1.1%
MA Development Finance Agency
Evergreen Center, Inc.,
Series 2005,
5.500% 01/01/35	750,000	739,530
New England Center for Children,
Series 1998,
5.875% 11/01/18	875,000	884,730
Intermediate Care Facilities Total		1,624,260
Nursing Homes – 1.8%
MA Industrial Finance Agency
Chelsea Jewish Nursing Home,
Series 1997 A,
Insured: FHA
6.500% 08/01/37	840,000	883,016
GF/Massachusetts, Inc.,
Series 1994,
8.300% 07/01/23	2,020,000	1,913,385
Nursing Homes Total		2,796,401
Health Care Total		15,697,142
Housing – 1.7%
Assisted Living/Senior – 0.7%
MA Development Finance Agency
VOA Concord Assisted Living, Inc.,
Series 2007,
5.200% 11/01/41	1,145,000	1,059,423
Assisted Living/Senior Total		1,059,423
Multi-Family – 1.0%
MA Housing Finance Agency
Series 2004 A, AMT,
Insured: FSA
5.250% 07/01/25	1,500,000	1,518,945
Multi-Family Total		1,518,945
Housing Total		2,578,368
Other – 31.3%
Other – 1.5%
MA Development Finance Agency
WGBH Educational Foundation,
Series 2002 A,
Insured: AMBAC
5.750% 01/01/42	2,000,000	2,376,540
Other Total		2,376,540

	Par ($)	Value ($)
Pool/Bond Bank – 2.6%
MA Water Pollution Abatement Trust
Series 1999 A,
6.000% 08/01/17	2,445,000	2,853,192
Series 2002-8,
5.000% 08/01/17	20,000	21,149
Series 2005-11,
4.750% 08/01/23	25,000	25,750
Series 2006,
5.250% 08/01/24	1,000,000	1,115,070
Pool/Bond Bank Total		4,015,161
Refunded/Escrowed (c) – 27.2%
MA College Building Authority
Series 1999 A,
Insured: MBIA,
Escrowed to Maturity:
(b) 05/01/18	7,760,000	4,988,283
(b) 05/01/23	6,000,000	3,010,140
MA Development Finance Agency
College of Pharmacy & Allied Health Services,
Series 2003 C,
Pre-refunded 07/01/13,
5.750% 07/01/33	1,000,000	1,117,980
Western New England College,
Series 2002,
Pre-refunded 12/01/12,
5.875% 12/01/22	905,000	986,948
MA Health & Educational Facilities Authority
Winchester Hospital,
Series 2000 E,
Pre-refunded 07/01/10,
6.750% 07/01/30	985,000	1,062,323
MA Port Authority
Series 1999 C,
Pre-refunded 01/01/10,
5.750% 07/01/29 (d)	3,000,000	3,171,150
MA Turnpike Authority
Series 1993 A,
Escrowed to Maturity,
5.000% 01/01/20	7,000,000	7,530,460
MA Water Pollution Abatement Trust
Series 2005-11,
Pre-refunded 08/01/15,
4.750% 08/01/23	1,475,000	1,579,474

See Accompanying Notes to Financial Statements.

9

Columbia Massachusetts Tax-Exempt Fund, October 31, 2007

Municipal Bonds – (continued)
	Par ($)	Value ($)
MA Water Resources Authority
Series 1992 A,
Escrowed to Maturity,
6.500% 07/15/19	5,100,000	6,024,885
Series 1993 C:
Insured: AMBAC,
Escrowed to Maturity,
5.250% 12/01/15	610,000	661,496
Insured: MBIA,
Escrowed to Maturity,
5.250% 12/01/15	1,680,000	1,817,726
Series 1995 B,
Insured: MBIA,
Escrowed to Maturity,
6.250% 12/01/13	5,000,000	5,726,750
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 1998 A,
Insured: AMBAC,
Economically Defeased to Maturity:
5.375% 06/01/15	1,000,000	1,113,340
5.375% 06/01/19	2,190,000	2,464,735
Series 2002 E,
Escrowed to Maturity,
6.000% 08/01/26	600,000	728,539
Refunded/Escrowed Total		41,984,229
Other Total		48,375,930
Other Revenue – 1.3%
Hotels – 1.3%
MA Boston Industrial Development Financing Authority
Crosstown Center Hotel LLC,
Series 2002, AMT,
6.500% 09/01/35	1,950,000	1,972,210
Hotels Total		1,972,210
Other Revenue Total		1,972,210
Tax-Backed – 17.6%
Local General Obligations – 1.0%
MA Norwell
Series 2003,
Insured: FGIC
5.000% 11/15/22	1,410,000	1,534,799
Local General Obligations Total		1,534,799

	Par ($)	Value ($)
Special Non-Property Tax – 6.9%
MA Bay Transportation Authority
Series 2004 C,
5.250% 07/01/21	1,500,000	1,664,070
Series 2005 B,
Insured: MBIA
5.500% 07/01/27	1,000,000	1,149,450
MA State Special Obligation Dedicated Tax Revenue
Series 2005,
Insured: FGIC
5.500% 01/01/30	2,500,000	2,871,200
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2002 E,
Insured: FSA
5.500% 07/01/14	2,000,000	2,214,600
Series 2006 BB,
Insured: FSA
5.250% 07/01/22	1,500,000	1,669,335
PR Commonwealth of Puerto Rico Sales Tax Financing Corp.
Series 2007 A,
5.250% 08/01/57	1,000,000	1,033,060
Special Non-Property Tax Total		10,601,715
State Appropriated – 0.3%
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2002 C,
5.500% 07/01/14	500,000	538,930
State Appropriated Total		538,930
State General Obligations – 9.4%
MA Bay Transportation Authority
Series 1991 A,
Insured: MBIA
7.000% 03/01/21	1,500,000	1,851,840
Series 1992 B,
Insured: MBIA
6.200% 03/01/16	3,725,000	4,239,050
Series 1994,
Insured: FGIC
7.000% 03/01/14	1,250,000	1,479,600

See Accompanying Notes to Financial Statements.

10

Columbia Massachusetts Tax-Exempt Fund, October 31, 2007

Municipal Bonds – (continued)
	Par ($)	Value ($)
MA State
Series 2001 D,
5.500% 11/01/15	1,000,000	1,118,740
Series 2003 D,
Insured: AMBAC
5.500% 10/01/19	450,000	508,905
Series 2004 B,
5.250% 08/01/22	1,000,000	1,108,690
PR Commonwealth of Puerto Rico
Public Improvement:
Series 1998,
5.250% 07/01/18	1,000,000	1,065,540
Series 2001,
Insured: FSA
5.500% 07/01/16	1,750,000	1,965,093
Series 2007 A,
Insured: FGIC
5.500% 07/01/21	1,000,000	1,138,550
State General Obligations Total		14,476,008
Tax-Backed Total		27,151,452
Transportation – 5.7%
Air Transportation – 1.3%
MA Port Authority
Bosfuel Corp.,
Series 2007, AMT,
Insured: FGIC
5.000% 07/01/32	2,000,000	2,013,580
Air Transportation Total		2,013,580
Airports – 3.6%
MA Port Authority
Series 1999 600R, AMT,
Insured: FGIC
7.662% 07/01/29 (e)(f)	1,000,000	1,072,710
Series 1999 D, AMT,
6.000% 07/01/29 (d)	3,000,000	3,116,010
Series 2007 A,
Insured: FSA
4.500% 07/01/37	1,500,000	1,452,165
Airports Total		5,640,885
Toll Facilities – 0.8%
MA Turnpike Authority
Series 1997 C,
Insured: MBIA
(b) 01/01/20	2,000,000	1,172,160
Toll Facilities Total		1,172,160
Transportation Total		8,826,625

	Par ($)	Value ($)
Utilities – 10.8%
Joint Power Authority – 0.8%
MA Municipal Wholesale Electric Co.
Series 2001 3-A,
Insured: MBIA
5.250% 07/01/13	1,180,000	1,261,031
Joint Power Authority Total		1,261,031
Municipal Electric – 2.4%
MA Development Finance Agency
Devens Electric System,
Series 2001,
6.000% 12/01/30	1,000,000	1,056,030
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2003 NN,
Insured: MBIA
5.250% 07/01/21	1,360,000	1,513,272
Series 2007 VV,
Insured: MBIA
5.250% 07/01/29	1,000,000	1,113,410
Municipal Electric Total		3,682,712
Water & Sewer – 7.6%
MA Boston Water & Sewer Commission
Series 1992 A,
5.750% 11/01/13	1,000,000	1,070,340
Series 1993 A,
5.250% 11/01/19	4,750,000	5,220,630
MA Water Resources Authority
Series 1993 C:
Insured: AMBAC
5.250% 12/01/15	390,000	423,162
Insured: MBIA
5.250% 12/01/15	1,070,000	1,158,372
Series 2002 J,
Insured: FSA:
5.250% 08/01/19	1,000,000	1,106,320
5.500% 08/01/21	2,500,000	2,839,500
Water & Sewer Total		11,818,324
Utilities Total		16,762,067
Total Municipal Bonds (cost of $144,515,213)		153,712,417

See Accompanying Notes to Financial Statements.

11

Columbia Massachusetts Tax-Exempt Fund, October 31, 2007

	Shares	Value ($)
Investment Company – 0.0%
Dreyfus Massachusetts Municipal Money Market Fund (7 day yield of 3.000%)	2,612	2,612
Total Investment Company (cost of $2,612)		2,612

Short-Term Obligations – 1.2%

	Par ($)
Variable Rate Demand Notes (g) – 1.2%
FL Pinellas County Health Facility Authority
All Childrens Hospital,
Series 1985,
Insured: AMBAC,
SPA: Wachovia Bank N.A.
3.590% 12/01/15	600,000	600,000
MA Health & Educational Facilities Authority
Series 1985 D,
Insured: MBIA,
SPA: State Street Bank & Trust Co.
3.540% 01/01/35	1,000,000	1,000,000
MO Development Finance Board
The Nelson Gallery Foundation,
Series 2001 B,
Insured: MBIA,
SPA: JPMorgan Chase Bank
3.560% 12/01/31	200,000	200,000
Variable Rate Demand Notes Total		1,800,000
Total Short-Term Obligations (cost of $1,800,000)		1,800,000
Total Investments – 100.7% (cost of $146,317,825)(h)		155,515,029
Other Assets & Liabilities, Net – (0.7)%		(1,058,606)
Net Assets – 100.0%		154,456,423

Notes to Investment Portfolio:

(a)  A portion of this security with a market value of $116,449 is pledged as collateral for open futures contracts.

(b)  Zero coupon bond.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Security represents the underlying bond transferred to a special purpose entity established in a floating rate note transaction in which the Fund acquired the residual interest. These securities amount to $6,287,160 and serve as collateral in the transactions.

(e)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2007.

(f)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, this security, which is not illiquid, amounted to $1,072,710, which represents 0.7% of net assets.

(g)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at October 31, 2007.

(h)  Cost for federal income tax purposes is $146,064,636.

At October 31, 2007, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Refunded/Escrowed	27.2
Education	20.9
Tax-Backed	17.6
Utilities	10.8
Health Care	10.2
Transportation	5.7
Other	4.1
Housing	1.7
Other Revenue	1.3
	99.5
Investment Company	0.0	*
Short-Term Obligations	1.2
Other Assets & Liabilities, Net	(0.7)
	100.0

*Represents less than 0.01%.

As of October 31, 2007, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
U.S. Treasury Bonds	52	$5,854,875	$5,788,487	Dec-2007	$(66,388)

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia Massachusetts Tax-Exempt Fund
October 31, 2007

Assets	Investments, at cost	$146,317,825
	Investments, at value	$155,515,029
	Cash	83,834
	Receivable for:
	Fund shares sold	41,712
	Interest	2,297,859
	Futures variation margin	52,000
	Trustees' deferred compensation plan	27,215
	Total Assets	158,017,649
Liabilities	Payable for:
	Fund shares repurchased	102,009
	Distributions	173,240
	Investment advisory fee	65,621
	Transfer agent fee	25,759
	Pricing and bookkeeping fees	8,468
	Trustees' fees	2,173
	Audit fee	32,258
	Custody fee	1,143
	Interest expense and fees	39,992
	Floating rate notes	3,006,255
	Distribution and service fees	40,628
	Chief compliance officer expenses	52
	Trustees' deferred compensation plan	27,215
	Other liabilities	36,413
	Total Liabilities	3,561,226
	Net Assets	154,456,423
Net Assets Consist of	Paid-in capital	145,724,137
	Undistributed net investment income	358,052
	Accumulated net realized loss	(756,582)
	Net unrealized appreciation (depreciation) on:
	Investments	9,197,204
	Futures contracts	(66,388)
	Net Assets	154,456,423
Class A	Net assets	$128,833,055
	Shares outstanding	16,759,070
	Net asset value per share	$7.69	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($7.69/0.9525)	$8.07	(b)
Class B	Net assets	$14,940,530
	Shares outstanding	1,943,499
	Net asset value and offering price per share	$7.69	(a)
Class C	Net assets	$10,682,838
	Shares outstanding	1,389,664
	Net asset value and offering price per share	$7.69	(a)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

13

Statement of Operations – Columbia Massachusetts Tax-Exempt Fund
For the Year Ended October 31, 2007

		($)
Investment Income	Interest	8,094,328
	Dividends	2,575
	Total Investment Income	8,096,903
Expenses	Investment advisory fee	814,125
	Distribution fee:
	Class B	136,108
	Class C	90,887
	Service fee:
	Class A	299,915
	Class B	40,970
	Class C	27,389
	Transfer agent fee	74,343
	Pricing and bookkeeping fees	87,459
	Trustees' fees	17,494
	Custody fee	8,393
	Chief compliance officer expenses	1,692
	Other expenses	155,185
	Expenses before interest expenses and fees	1,753,960
	Interest expenses and fees	120,921
	Total Expenses	1,874,881
	Fees waived by Distributor - Class C	(36,304)
	Expense reductions	(3,252)
	Net Expenses	1,835,325
	Net Investment Income	6,261,578
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized gain (loss) on:
	Investments	(284,778)
	Futures contracts	175,561
	Net realized loss	(109,217)
	Net change in unrealized depreciation on:
	Investments	(3,712,880)
	Futures contracts	(51,290)
	Net change in unrealized depreciation	(3,764,170)
	Net Loss	(3,873,387)
	Net Increase Resulting from Operations	2,388,191

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets – Columbia Massachusetts Tax-Exempt Fund

		Year Ended October 31,
Increase (Decrease) in Net Assets		2007	2006
Operations	Net investment income	$6,261,578	$6,893,717
	Net realized gain (loss) on investments and futures contracts	(109,217)	1,669,634
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	(3,764,170)	1,771,897
	Net Increase Resulting from Operations	2,388,191	10,335,248
Distributions to Shareholders	From net investment income:
	Class A	(5,224,712)	(5,580,345)
	Class B	(577,275)	(767,912)
	Class C	(422,977)	(479,285)
	From net realized gains:
	Class A	(1,239,462)	(1,094,673)
	Class B	(189,466)	(201,774)
	Class C	(120,859)	(105,965)
	Total Distributions to Shareholders	(7,774,751)	(8,229,954)
Share Transactions	Class A:
	Subscriptions	9,584,171	7,663,180
	Distributions reinvested	3,967,962	3,944,676
	Redemptions	(17,610,668)	(22,224,134)
	Net Decrease	(4,058,535)	(10,616,278)
	Class B:
	Subscriptions	301,682	658,189
	Distributions reinvested	541,996	689,638
	Redemptions	(6,467,145)	(7,590,392)
	Net Decrease	(5,623,467)	(6,242,565)
	Class C:
	Subscriptions	1,243,939	2,728,430
	Distributions reinvested	313,083	313,958
	Redemptions	(4,438,603)	(3,225,315)
	Net Decrease	(2,881,581)	(182,927)
	Net Decrease from Share Transactions	(12,563,583)	(17,041,770)
	Total Decrease in Net Assets	(17,950,143)	(14,936,476)
Net Assets	Beginning of year	172,406,566	187,343,042
	End of year	154,456,423	172,406,566
	Undistributed net investment income at end of period	358,052	481,028
Changes in Shares	Class A:
	Subscriptions	1,235,563	981,384
	Distributions reinvested	510,589	505,014
	Redemptions	(2,279,635)	(2,848,264)
	Net Decrease	(533,483)	(1,361,866)
	Class B:
	Subscriptions	38,454	83,731
	Distributions reinvested	69,641	88,279
	Redemptions	(834,976)	(974,422)
	Net Decrease	(726,881)	(802,412)
	Class C:
	Subscriptions	160,143	349,113
	Distributions reinvested	40,297	40,198
	Redemptions	(572,697)	(412,594)
	Net Decrease	(372,257)	(23,283)

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Massachusetts Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,					Period Ended October 31,		Year Ended January 31,
Class A Shares	2007	2006	2005		2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.94	$7.83	$8.17		$8.16	$8.06		$7.85
Income from Investment Operations:
Net investment income (b)	0.31	0.31	0.32		0.33	0.25		0.35
Net realized and unrealized gain (loss) on investments and futures contracts	(0.18)	0.17	(0.23)		0.17	0.10		0.23
Total from Investment Operations	0.13	0.48	0.09		0.50	0.35		0.58
Less Distributions to Shareholders:
From net investment income	(0.31)	(0.31)	(0.32)		(0.33)	(0.25)		(0.35)
From net realized gains	(0.07)	(0.06)	(0.11)		(0.16)	—		(0.02)
Total Distributions to Shareholders	(0.38)	(0.37)	(0.43)		(0.49)	(0.25)		(0.37)
Net Asset Value, End of Period	$7.69	$7.94	$7.83		$8.17	$8.16		$8.06
Total return (c)	1.65%	6.30%	1.09	%(d)	6.28%	4.40	%(e)	7.59%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expenses and fees (f)	0.94%	0.93%	0.90%		0.91%	1.00	%(g)	0.94%
Interest expenses and fees (h)	0.07%	0.06%	0.04%		0.01%	0.03%		0.04%
Net expenses (f)	1.01%	0.99%	0.94%		0.92%	1.03	%(g)	0.98%
Waiver/Reimbursement	—	—	—	%(i)	—	—		—
Net investment income (f)	3.96%	3.99%	4.03%		4.05%	4.16	%(g)	4.39%
Portfolio turnover rate	14%	6%	6%		6%	9	%(e)	13%
Net assets, end of period (000's)	$128,833	$137,232	$146,149		$157,198	$167,692		$170,512

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(g)  Annualized.

(h)  Interest expenses and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Massachusetts Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,					Period Ended October 31,		Year Ended January 31,
Class B Shares	2007	2006	2005		2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.94	$7.83	$8.17		$8.16	$8.06		$7.85
Income from Investment Operations:
Net investment income (b)	0.25	0.25	0.26		0.27	0.21		0.29
Net realized and unrealized gain (loss) on investments and futures contracts	(0.18)	0.17	(0.23)		0.16	0.10		0.23
Total from Investment Operations	0.07	0.42	0.03		0.43	0.31		0.52
Less Distributions to Shareholders:
From net investment income	(0.25)	(0.25)	(0.26)		(0.26)	(0.21)		(0.29)
From net realized gains	(0.07)	(0.06)	(0.11)		(0.16)	—		(0.02)
Total Distributions to Shareholders	(0.32)	(0.31)	(0.37)		(0.42)	(0.21)		(0.31)
Net Asset Value, End of Period	$7.69	$7.94	$7.83		$8.17	$8.16		$8.06
Total return (c)	0.90%	5.50%	0.34	%(d)	5.49%	3.82	%(e)	6.79%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expenses and fees (f)	1.69%	1.68%	1.65%		1.66%	1.75	%(g)	1.69%
Interest expenses and fees (h)	0.07%	0.06%	0.04%		0.01%	0.03%		0.04%
Net expenses (f)	1.76%	1.74%	1.69%		1.67%	1.78	%(g)	1.73%
Waiver/Reimbursement	—	—	—	%(i)	—	—		—
Net investment income (f)	3.21%	3.25%	3.28%		3.29%	3.41	%(g)	3.64%
Portfolio turnover rate	14%	6%	6%		6%	9	%(e)	13%
Net assets, end of period (000's)	$14,941	$21,192	$27,208		$34,035	$40,739		$43,052

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(g)  Annualized.

(h)  Interest expenses and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Massachusetts Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,				Period Ended October 31,		Year Ended January 31,
Class C Shares	2007	2006	2005	2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.94	$7.83	$8.17	$8.16	$8.06		$7.85
Income from Investment Operations:
Net investment income (b)	0.27	0.28	0.29	0.29	0.23		0.31
Net realized and unrealized gain (loss) on investments and futures contracts	(0.18)	0.16	(0.24)	0.17	0.09		0.24
Total from Investment Operations	0.09	0.44	0.05	0.46	0.32		0.55
Less Distributions to Shareholders:
From net investment income	(0.27)	(0.27)	(0.28)	(0.29)	(0.22)		(0.32)
From net realized gains	(0.07)	(0.06)	(0.11)	(0.16)	—		(0.02)
Total Distributions to Shareholders	(0.34)	(0.33)	(0.39)	(0.45)	(0.22)		(0.34)
Net Asset Value, End of Period	$7.69	$7.94	$7.83	$8.17	$8.16		$8.06
Total return (c)(d)	1.20%	5.82%	0.64%	5.81%	4.05	%(e)	7.11%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expenses and fees (f)	1.39%	1.38%	1.35%	1.36%	1.45	%(g)	1.39%
Interest expenses and fees (h)	0.07%	0.06%	0.04%	0.01%	0.03%		0.04%
Net expenses (f)	1.46%	1.44%	1.39%	1.37%	1.48	%(g)	1.43%
Waiver/Reimbursement	0.30%	0.30%	0.30%	0.30%	0.30	%(g)	0.30%
Net investment income (f)	3.51%	3.54%	3.57%	3.58%	3.71	%(g)	3.94%
Portfolio turnover rate	14%	6%	6%	6%	9	%(e)	13%
Net assets, end of period (000's)	$10,683	$13,982	$13,986	$13,360	$15,335		$11,399

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(g)  Annualized.

(h)  Interest expenses and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

See Accompanying Notes to Financial Statements.

18

Notes to Financial Statements – Columbia Massachusetts Tax-Exempt Fund
October 31, 2007

Note 1. Organization

Columbia Massachusetts Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Objective

The Fund seeks as high a level of after-tax total return as is consistent with prudent risk.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class B and Class C. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Certain ratios have been reclassified on the Financial Highlights to conform to the current period financial statements presentation. The changes have no effect on the ratios. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

19

Columbia Massachusetts Tax-Exempt Fund, October 31, 2007

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Floating-Rate Notes Issued in Conjunction with Securities Held

The Fund may sell a fixed-rate bond ("Fixed-Rate Bond") to a broker who deposits the Fixed-Rate Bond into a special-purpose entity from which are issued floating-rate notes ("Floating-Rate Notes") that are sold to third parties. The Floating-Rate Notes have interest rates that reset weekly and the holders of the Floating-Rate Notes have the option to tender their notes to the broker at par at each reset date. A residual certificate (an "Inverse Floater"), which pays interest equal to the difference between the Fixed-Rate Bond and the Floating-Rate Notes, is also issued by the special-purpose entity. The Inverse Floater also gives the holder the right to cause the Floating-Rate Note to be called at par and to require transfer of the Fixed-Rate Bond to the holder of the Inverse Floater, thereby liquidating the special-purpose entity. In certain transactions, the Fund ultimately receives the Inverse Floater plus cash equivalent to the proceeds raised from the issuance of the Floating-Rate Notes in exchange for the Fixed-Rate Bonds.

Although the Fund physically holds the Inverse Floater, the transaction is accounted for as a secured borrowing pursuant to Statement of Financial Accounting Standards No. 140. Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"), because of its unilateral right to cause the liquidation of the special-purpose vehicle and recover the Fixed-Rate Bond it originally sold to the broker. In accordance with SFAS 140, the Fund includes the Fixed-Rate Bond in its Portfolio of Investments and recognizes the Floating-Rate Notes as a liability on its Statement of Assets and Liabilities.

Futures Contracts

The Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Fund may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses futures contracts in an effort to achieve, more efficiently, economic exposure similar to that which it could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisor's LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Options

The Fund may purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis.

20

Columbia Massachusetts Tax-Exempt Fund, October 31, 2007

Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications and discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-In Capital
$(159,590)	$159,591	$(1)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006 was as follows:

	October 31,
	2007	2006
Tax-Exempt Income	$6,271,824	$6,827,542
Ordinary Income*	73,183	147,993
Long-Term Capital Gains	1,429,744	1,254,419

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	$306,412
Net Unrealized Appreciation*	9,450,393

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities.

21

Columbia Massachusetts Tax-Exempt Fund, October 31, 2007

Unrealized appreciation and depreciation at October 31, 2007, based on cost of investments for federal income tax purposes, was:

Unrealized Appreciation	$10,015,844
Unrealized Depreciation	(565,451)
Net Unrealized Appreciation	$9,450,393

The following capital loss carryforwards, determined as of October 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2015	$246,754

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund and Columbia New York Tax-Exempt Fund as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

For the year ended October 31, 2007, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund has entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

22

Columbia Massachusetts Tax-Exempt Fund, October 31, 2007

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended October 31, 2007, the amount charged to the Fund by affiliates included in the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $25,956, of which $926 is unpaid.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective November 1, 2007, the annual rate will change to $17.34 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations.

For the year ended October 31, 2007, these minimum account balance fees reduced total expenses by $980.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended October 31, 2007, the Distributor has retained net underwriting discounts of $7,054 on sales of the Fund's Class A shares and received net CDSC fees of $4,822, $41,390 and $1,534 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the "Plans") which require the payment of a monthly service fee to the Distributor. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fee that is a blend between the 0.10% and 0.25% rates. For the year ended October 31, 2007, the Fund's effective service fee rate was 0.23% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the Distributor equal up to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

23

Columbia Massachusetts Tax-Exempt Fund, October 31, 2007

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended October 31, 2007, these credits reduced total expenses by $2,272 for the Fund.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Portfolio Information

For the year ended October 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $22,119,143 and $33,895,454, respectively.

At October 31, 2007, the Fund held Inverse Floaters related to the following securities:

Par
MA Port Authority, Series 1999 C, 5.750%, 07/01/29	$3,000,000
MA Port Authority, Series 1999 D, 6.000%, 07/01/29	3,000,000

Against these securities have been issued $3,000,000 par of Floating-Rate Notes bearing interest rates at October 31, 2007 ranging from 4.327% to 4.339%, at a weighted average rate of 4.333%. Interest paid on the Floating-Rate Notes during the year ended October 31, 2007 was at an average rate of 4.006%. The Fund's physical holdings at October 31, 2007 were Inverse Floaters totaling $3,000,000 par, market value of $3,280,905, bearing interest at a weighted rate of 7.417%. The Inverse Floaters are exempt from registration pursuant to Rule 144A under the Securities Act of 1933.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unused committed line of credit. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended October 31, 2007, the Fund did not borrow under these arrangements.

Note 7. Significant Risks and Contingencies

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated Aaa by Moody's

24

Columbia Massachusetts Tax-Exempt Fund, October 31, 2007

Investors Service, Inc. At October 31, 2007, private insurers who insured greater than 5% of the total investments of the Fund were as follows:

% of Total Investments
MBIA Insurance Corp.	19.4
Financial Guaranty Insurance Co.	10.5
AMBAC Assurance Corp.	9.0
Financial Security Assurance, Inc.	8.2

Geographic Concentration

The Fund has greater than 5% of its total investments on October 31, 2007 invested in debt obligations issued by each of Massachusetts and Puerto Rico and their respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Sector Focus

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less concentrated.

Issuer Focus

As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Tax Development Risk

The U.S. Supreme Court heard an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. If the Supreme Court determines that the U.S. Constitution prohibits states from treating the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds for state income tax purposes, most states likely will revisit the way in which they treat the interest on municipal bonds. This has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. You should consult your tax advisor to discuss the tax consequences of your investment in the Fund. This also has the potential to cause a decline in the value of the municipal securities held by the Fund, which in turn, would reduce the value of the Fund's shares.

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuers does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively

25

Columbia Massachusetts Tax-Exempt Fund, October 31, 2007

by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

26

Report of Independent Registered Public Accounting Firm

Columbia Massachusetts Tax-Exempt Fund

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Massachusetts Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Massachusetts Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the Fund for the fiscal periods ended on or prior to October 31, 2003 were audited by other independent accountants, whose report dated December 9, 2003 expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2007

27

Unaudited Information – Columbia Massachusetts Tax-Exempt Fund

Federal Income Tax Information

100.00% of distributions from net investment income will be treated as exempt income for federal income tax purposes.

28

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel-Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

29

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, St. Michaels College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

30

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President-Columbia Funds, since October 2004; Managing Director-Columbia Management Advisors, LLC (the "Advisor"), since September 2005; Senior Vice President-Columbia Management Distributors, Inc., since January 2005; Director-Columbia Management Services, Inc., since January 2005; Director-Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director-FIM Funding, Inc., since January 2005; President and Chief Executive Officer-CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America- affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

31

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer-Columbia Funds, since October 2003; Treasurer-the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Vice President-Columbia Management Advisors, Inc., since April 2003; President-Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer-Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004-Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

32

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held In July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their

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overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Massachusetts Tax-Exempt Fund's performance was in the first quintile (where the best performance would be in the first quintile) for the one-, five- and ten-year periods, and in the second quintile for the three-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Massachusetts Tax-Exempt Fund's total expenses were in the fourth quintile and actual management fees were in the third quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their

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relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, Inc., and Columbia Funds Distributor, Inc.

October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD,

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense

37

reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.   The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under

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management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to

39

assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

  Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

  Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

  Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

  Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

  Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

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  Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

  Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

* * *

Respectfully submitted,
Steven E. Asher

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Important Information About This Report – Columbia Massachusetts Tax-Exempt Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Massachusetts Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses of any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about the fund. Read it carefully before investing.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 1-800-345-6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

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Columbia Massachusetts Tax-Exempt Fund

Annual Report – October 31, 2007

Columbia Management®

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©2007 Columbia Management Distributors, Inc.

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SHC-42/137072-1007 (12/07) 07-47148

Columbia Management®

Columbia New York Tax-Exempt Fund

Annual Report – October 31, 2007

NOT FDIC INSURED

NOT BANK ISSUED

May Lose Value

No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	3

Understanding Your Expenses	4

Portfolio Manager's Report	5

Investment Portfolio	7

Statement of Assets and Liabilities	12

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	15

Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	26

Unaudited Information	27

Fund Governance	28

Board Consideration and Approval of Advisory Agreements	32

Summary of Management Fee Evaluation by Independent Fee Consultant	35

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Every six months, you receive a shareholder report for your Columbia Funds investment. We strive to bring you the information you need to make intelligent, informed investment decisions, in an attractive, easy-to-understand format.

We know that for many investors the information contained in shareholder reports can seem very technical, so we would like to take this opportunity to walk you through some of the sections in the beginning of your shareholder report, explain their purpose and point out some of the highlights we think you'll find useful. In future reports, we will discuss how to use the financial statements in your shareholder reports.

Performance Information

One of the first sections in your shareholder report is the Performance Information section, which contains several tables that illustrate how your fund has performed over time. These tables can be very useful for evaluating how your fund has performed versus its benchmark, though it's important to remember that past performance is not an indicator of future results.

Understanding Your Expenses

This section explains the ongoing costs associated with your Columbia Funds investment. It includes both general information about mutual fund expenses and specific information pertinent to your fund.

You can use the information to estimate the expenses you paid over the reporting period. You will need your account balance at the end of the period, which can be found by checking your most recent account statement, logging onto your account at www.columbiafunds.com, calling our service center at 800.345.6611 or contacting your financial advisor. Once you have your balance, the section explains how to calculate your estimated expenses step by step.

Portfolio Manager's Report

The Portfolio Manager's Report is where you will find your portfolio manager's thoughts on what happened during the reporting period. Commentary from your portfolio manager(s) includes a summary of the fund's performance, along with a comparison of the fund's performance versus the relevant peer group and benchmark indices.

The portfolio manager will also discuss market conditions that impacted the fund, as well as the investment strategy during the period. Please note: In semiannual reports, the portfolio manager's comments are included in the Fund Profile section.

Other Information

Every shareholder report includes a page containing "Important Information About This Report," which includes instructions for requesting additional copies of the shareholder report, as well as contact information for the fund's Transfer Agent, Distributor and Investment Advisor.

Annual reports contain additional information, such as an independent registered public accounting firm's report and biographies of the fund's trustees and officers. This information is not included in semiannual reports.

Shareholder reports can be delivered to you electronically through our eDelivery service. Using eDelivery can help your fund save money while at the same time preserve precious natural resources. For even more information about your fund, visit our web site at www.columbiafunds.com. There you will find prospectuses, shareholder reports and fund fact sheets for the funds in the Columbia Funds family.

We hope this guide to your shareholder report will help you get the most out of this important resource. Thank you for your business, and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Fund Profile – Columbia New York Tax-Exempt Fund

Summary

■  For the 12-month period ended October 31, 2007, the fund's Class A shares returned 1.59% without sales charge.

■  The fund underperformed its benchmark and performed slightly below its peer group average.

■  An emphasis on bonds in the 5 to 20-year maturity range aided performance, because they outperformed issues with longer maturities.

Portfolio Management

Gary Swayze has managed the fund since September 1997 and has been associated with the advisor or its predecessors or affiliate organizations since 1997.

The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the Fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/07

+1.59%

Class A shares (without sales charge)

+2.91%

Lehman Brothers Municipal Bond Index

Morningstar Style Box

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 09/30/07.

1

Economic Update – Columbia New York Tax-Exempt Fund

Summary

For the 12-month period that ended October 31, 2007

■  The broad U.S. stock market, as measured by the S&P 500 Index, returned 14.56%. Stock markets outside the United States were even stronger, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

■  Despite volatility, the Lehman Brothers U.S. Aggregate Bond Index delivered a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the U.S. fixed-income markets.

Lehman Index	Merrill Lynch Index

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the Fund may not match those in an index.

The U.S. economy experienced subpar growth during the first half of the 12-month period that began November 1, 2006 and ended October 31, 2007. An already fragile housing sector struggled to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs. In August, consumer confidence retreated from a six-year high and continued to fall through the end of the period.

Economic growth picked up in the second half of the 12-month period, averaging just under 4.0% for the second and third quarters of 2007, as a strong labor market continued to buoy consumer spending. Job growth slowed, yet remained solid with over 100,000 new jobs added each month, on average, during the period. A strong job market suggests that businesses have retained sufficient confidence to continue hiring and that consumer spending may still have some support. However, recent numbers on both consumer spending and manufacturing activity suggest that the economy lost some momentum in the final months of the period.

In mid-August, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate—the rate at which the Fed loans money to member banks. In September and October, the Fed cut another key short-term rate—the federal funds rate—to further loosen the reins on credit and inspire confidence in the capital markets, both at home and abroad. At the end of the period, the federal funds rate stood at 4.50%.

Despite volatility, stocks advanced broadly

Against a shifting economic backdrop, corporate profits were better than expected in the first half of 2007 and the U.S. stock market staged a broad rally that took all major stock market averages higher for the 12-month period. However, the volatility that rocked the credit markets midway through the summer spilled over to the stock market and claimed some of its earlier gains. The S&P 500 Index returned 14.56% for the 12-month period. Large- and mid-cap stocks outperformed small-cap stocks, as measured by their respective Russell indices.1 Growth stocks outperformed value stocks by a significant margin. As the dollar plunged to a record low against the euro and multi-year lows versus a number of other currencies, investors reaped significant returns from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in developed markets outside the United States, gained 24.91% (in U.S. dollars) for the period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 68.33% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.2

Bonds delivered respectable gains

The U.S. bond market seesawed during the 12-month period. As investors anticipated a Fed rate cut, bond prices rose and yields declined across the maturity spectrum. However, a rate cut became less likely when the economy perked up in the second quarter of 2007 and bond prices slid while yields rose. Then, yields fell and higher quality bond prices rose as investors retreated from riskier investments to the safety of the U.S. Treasury market. The benchmark 10-year U.S. Treasury yield ended the 12-month period at 4.47%—slightly lower than where it began the year. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned a respectable 5.38%. High-yield bonds continued to lead the fixed-income markets. However, their gains were cut short near the end of the period. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 6.76%.

1The Russell 1000 tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization.

2The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the Fund may not match those in an index.

2

Performance Information – Columbia New York Tax-Exempt Fund

Growth of a $10,000 investment 11/01/97 – 10/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia New York Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment-grade, tax exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 11/01/97 – 10/31/07 ($)

Sales charge	without	with
Class A	16,429	15,648
Class B	15,239	15,239
Class C	15,712	15,712

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual Operating expense ratio (%)*

Class A	1.05
Class B	1.80
Class C	1.80

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 10/31/07 (%)

Share class	A		B		C
Inception	09/26/86		08/04/92		08/01/97
Sales charge	without	with	without	with	without	with
1-year	1.59	–3.24	0.83	–4.03	1.14	0.17
5-year	4.20	3.19	3.43	3.08	3.74	3.74
10-year	5.09	4.58	4.30	4.30	4.62	4.62

Average annual total return as of 09/30/07 (%)

Share class	A		B		C
Sales charge	without	with	without	with	without	with
1-year	1.85	–2.99	1.09	–3.78	1.40	0.43
5-year	3.56	2.56	2.79	2.44	3.10	3.10
10-year	5.12	4.61	4.33	4.33	4.65	4.65

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or the redemption of fund shares.

3

Understanding Your Expenses – Columbia New York Tax-Exempt Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

05/01/07 – 10/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,005.70	1,020.97	4.25	4.28	0.84
Class B	1,000.00	1,000.00	1,001.92	1,017.19	8.02	8.08	1.59
Class C	1,000.00	1,000.00	1,003.38	1,018.70	6.51	6.56	1.29

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Portfolio Manager's Report – Columbia New York Tax-Exempt Fund

For the 12-month period ended October 31, 2007, the fund's Class A shares returned 1.59% without sales charge. That was less than the 2.91% return of its benchmark, the Lehman Brothers Municipal Bond Index,1 but slightly below the 1.62% average return of its peer group, the Lipper New York Municipal Debt Funds Classification.2

A year of volatility for bonds

Shifting interest rate expectations made for a volatile environment for bonds over the past 12 months. Early in the year, bond prices rose as yields fell amid signs of an economic slowdown, retreating inflationary pressures and hopes for short-term rate cuts by the Federal Reserve Board (the Fed). However, the economic pace picked up as the period wore on, throwing cold water on expectations that rate cuts were near. As a result, the U.S. bond market reversed direction, producing lower prices and higher yields. Then, bonds shifted direction once again as severe weakness in the housing sector coupled with a burgeoning crisis in subprime mortgages prompted the Fed to cut short-term interest rates twice late in the period. Over the course of the fund's fiscal year, yields declined somewhat on municipal bonds with maturities of under 10 years, while moving modestly higher on longer-term issues.

Focus on intermediate issues aided performance

The Fed's short-term rate cuts provided a greater boost to shorter- and intermediate term issues. Investors in longer-term issues greeted the reductions less optimistically, as prices fell amid fears that the economic stimulus might lead to renewed inflation.

The fund's emphasis on intermediate-term issues, notably those with maturities between five and 20 years, keyed the fund's positive results relative to its peer group. The fund's return was in line with the average return of its peers, which tended to focus more on longer-term bonds. However, the Lehman Brothers Municipal Bond Index, was more heavily weighted in the intermediate-term sector than the fund, accounting, in part, for the index's better results over this period.

New York faces challenges in finance and manufacturing

Wall Street is a major component of New York's economic output, and the financial services industry has come under pressure. We believe the fallout from the subprime mortgage crisis will persist for some time, with one likely result being reduced hiring at investment firms. Like a number of other states, New York has also felt the impact of sagging activity in the volatile manufacturing industry. In our opinion retailers near the border are benefiting from the falling U.S. dollar as Canadian consumers, with a stronger currency in their pockets, cross into the United States in search of favorable prices. New York retailers may lose some of that sales edge after the first of the year, when casual border crossings will end and visitors to either country will need to show passports.

1The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the Fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/07 ($)

Class A	7.49
Class B	7.49
Class C	7.49

Distributions declared per share

11/01/06 – 10/31/07 ($)

Class A	0.33
Class B	0.27
Class C	0.30

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all of, this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.02 per share of taxable realized gains.

30-day SEC yields

as of 10/31/07 (%)

Class A	3.42
Class B	2.84
Class C	3.14

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 10/31/07 (%)

Class A	5.65
Class B	4.69
Class C	5.18

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

5

Portfolio Manager's Report (continued) – Columbia New York Tax-Exempt Fund

Top 5 sectors

as of 10/31/07 (%)

Special Non-Property Tax	19.6
Education	12.7
Refunded/Escrowed	11.6
State Appropriated	8.9
Municipal Electric	4.5

Quality breakdown

as of 10/31/07 (%)

AAA	61.6
AA	14.8
A	11.2
BBB	4.2
B	0.5
Non-Rated	6.4
Cash & Equivalents	1.3

Maturity breakdown

as of 10/31/07 (%)

1-3 years	0.8
3-5 years	2.9
5-7 years	10.2
7-10 years	19.3
10-15 years	27.6
15-20 years	15.1
20-25 years	15.5
25 years and over	7.3
Cash & Equivalents	1.3

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

New York continues to record strong receipts from personal income and business-related taxes. Fiscal year 2007's results added $1.5 billion to the State's accumulated surplus. Part of that surplus, combined with other one-time revenue sources, is earmarked to help balance the budget in fiscal year 2008. According to the major bond rating agencies, preliminary projections for the years 2009-2011 indicate growing budget deficits.

Buying opportunities ahead?

We believe that bond market volatility is likely to continue and have positioned the fund to potentially take advantage of declining yields as costly energy, heavy consumer debt and subpar job growth appear likely to constrain growth. If the economy continues to slow, we believe that pressure on medium and lower quality issuers may allow us to invest at what we believe are attractive yields compared to higher quality bonds and we are prepared to take advantage of those opportunities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

6

Investment Portfolio – Columbia New York Tax-Exempt Fund, October 31, 2007

Municipal Bonds – 97.7%
	Par ($)	Value ($)
Education – 13.5%
Education – 12.7%
NY Dormitory Authority
Columbia University,
Series 2007, 5.000% 07/01/29	1,000,000	1,053,210
Cornell University,
Series 2006 B,
5.000% 07/01/31	1,000,000	1,039,860
New York University:
Series 1998 A, Insured: MBIA 5.750% 07/01/27	2,000,000	2,344,060
Series 2001 1,
Insured: AMBAC 5.500% 07/01/40 (a)	1,000,000	1,154,860
St. John's University,
Series 2007 C, Insured: MBIA 5.250% 07/01/30	1,000,000	1,109,550
University of Rochester:
Series 2000 A, Insured: MBIA (b) 07/01/14 (5.700% 07/01/10)	370,000	341,687
Series 2007, 5.000% 07/01/27	1,000,000	1,044,030
NY Dutchess County Industrial Development Agency
Bard College,
Series 2007, 4.500% 08/01/36	500,000	470,765
NY St. Lawrence County Industrial Development Agency
Clarkson University,
Series 2007, 5.000% 07/01/31	1,000,000	1,029,300
Education Total		9,587,322
Prep School – 0.8%
NY New York City Industrial Development Agency
Marymount School Academy,
Series 2001, Insured: ACA 5.125% 09/01/21	625,000	630,219
Prep School Total		630,219
Education Total		10,217,541

	Par ($)	Value ($)
Health Care – 7.7%
Continuing Care Retirement – 1.7%
NY Suffolk County Industrial Development Agency
Active Retirement Community,
Series 2006, 5.000% 11/01/28	1,335,000	1,258,812
Continuing Care Retirement Total		1,258,812
Hospitals – 3.5%
NY Dormitory Authority
Kaleida Health, Series 2006, Insured: FHA 4.700% 02/15/35	1,000,000	975,590
North Shore University Hospital, Series 2007 A, 5.000% 05/01/32	1,000,000	1,004,510
NY Saratoga County Industrial Development Agency
Saratoga Hospital, Series 2004 A, 5.000% 12/01/13	250,000	257,383
NY Yonkers Industrial Development Agency
St. John's Riverside Hospital, Series 2001 A, 6.800% 07/01/16	350,000	373,943
Hospitals Total		2,611,426
Nursing Homes – 2.5%
NY Amherst Industrial Development Agency
Beechwood Health Care Center, Series 2007, 5.200% 01/01/40	750,000	695,985
NY Essex County Industrial Development Agency
Moses Ludington Nursing Home, Series 2000 A, Insured: FHA 6.200% 02/01/30	1,145,000	1,223,192
Nursing Homes Total		1,919,177
Health Care Total		5,789,415
Housing – 4.1%
Assisted Living/Senior – 4.1%
NY Huntington Housing Authority
Gurwin Jewish Senior Center, Series 1999 A, 5.875% 05/01/19	1,500,000	1,506,780

See Accompanying Notes to Financial Statements.

7

Columbia New York Tax-Exempt Fund, October 31, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
NY Mount Vernon Industrial Development Agency
Wartburg Senior Housing, Inc., Series 1999: 6.150% 06/01/19	1,000,000	1,007,570
6.200% 06/01/29	615,000	617,891
Assisted Living/Senior Total		3,132,241
Housing Total		3,132,241
Other – 15.3%
Other – 0.8%
NY Westchester County Industrial Development Agency
Guiding Eyes for the Blind, Series 2004, 5.375% 08/01/24	550,000	569,157
Other Total		569,157
Pool/Bond Bank – 2.9%
NY Environmental Facilities Corp.
Series 2005 B,
5.500% 04/15/35	1,000,000	1,158,450
Series 2006 A,
4.750% 06/15/31	1,000,000	1,010,530
Pool/Bond Bank Total		2,168,980
Refunded/Escrowed (c) – 11.6%
NY Dormitory Authority
Memorial Sloan-Kettering Cancer Center,
Series 2003, Escrowed to Maturity, Insured: MBIA (d) 07/01/25	3,000,000	1,352,640
Series 1990 B,
Escrowed to Maturity, 7.500% 05/15/11	405,000	435,513
Series 2000 A,
Pre-refunded 07/01/10, Insured: MBIA (b) 07/01/14 (5.700% 07/01/10)	630,000	579,001
NY Greece Central School District
Series 1992,
Escrowed to Maturity, Insured: FGIC 6.000% 06/15/16	950,000	1,106,189

	Par ($)	Value ($)
NY Metropolitan Transportation Authority
Series 1993 O,
Escrowed to Maturity, 5.500% 07/01/17	1,000,000	1,116,870
Series 1998 A,
Pre-refunded 10/01/15, Insured: FGIC
4.500% 04/01/18	2,000,000	2,115,920
NY Triborough Bridge & Tunnel Authority
Series 1992 Y,
Escrowed to Maturity, 5.500% 01/01/17	1,300,000	1,439,724
Series 1993 B,
Escrowed to Maturity, 5.000% 01/01/20	500,000	542,870
NY Urban Development Corp.
Series 2002 A,
Pre-refunded 01/01/11, 5.500% 01/01/17	105,000	111,400
Refunded/Escrowed Total		8,800,127
Other Total		11,538,264
Tax-Backed – 32.5%
Local Appropriated – 1.0%
NY Dormitory Authority
Westchester County,
Series 1998,
(d) 08/01/19	1,200,000	731,268
Local Appropriated Total		731,268
Local General Obligations – 1.6%
NY Mount Sinai School District
Series 1992,
Insured: AMBAC
6.200% 02/15/19	1,005,000	1,194,322
Local General Obligations Total		1,194,322
Special Non-Property Tax – 19.6%
NY Local Government Assistance Corp.
Series 1993 C,
5.500% 04/01/17	2,100,000	2,328,123
Series 1993 E:
5.000% 04/01/21	6,650,000	7,153,937
6.000% 04/01/14	3,945,000	4,356,148

See Accompanying Notes to Financial Statements.

8

Columbia New York Tax-Exempt Fund, October 31, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Sales Tax Financing Corp.
Series 2007 A,
5.250% 08/01/57	1,000,000	1,033,060
Special Non-Property Tax Total		14,871,268
State Appropriated – 8.9%
NY Dormitory Authority
City University,
Series 1993 A,
5.500% 05/15/13	1,500,000	1,629,945
New York University,
Series 1990 B,
7.500% 05/15/11	485,000	531,831
Series 1993,
6.000% 07/01/20	2,000,000	2,325,820
State University,
Series 2000 C,
Insured: FSA
5.750% 05/15/17	1,000,000	1,141,550
NY Urban Development Corp.
Series 1994,
Insured: FSA
5.500% 01/01/14	1,000,000	1,078,630
State Appropriated Total		6,707,776
State General Obligations – 1.4%
PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority
Series 1995,
6.250% 07/01/12	1,000,000	1,096,190
State General Obligations Total		1,096,190
Tax-Backed Total		24,600,824
Transportation – 12.7%
Air Transportation – 2.1%
NY New York City Industrial Development Agency
Terminal One Group Association LP,
Series 2005, AMT,
5.500% 01/01/24	1,500,000	1,571,175
Air Transportation Total		1,571,175
Ports – 2.9%
NY Port Authority of New York & New Jersey
Series 1993,
5.375% 03/01/28	2,000,000	2,237,000
Ports Total		2,237,000

	Par ($)	Value ($)
Toll Facilities – 4.4%
New York Thruway Authority
Series 2007,
Insured: FGIC
5.000% 01/01/27	1,000,000	1,054,570
NY Triborough Bridge & Tunnel Authority
Series 2002,
Insured: MBIA:
5.500% 11/15/18	1,000,000	1,130,880
5.500% 11/15/20	1,000,000	1,135,950
Toll Facilities Total		3,321,400
Transportation – 3.3%
NY Metropolitan Transportation Authority
Series 2002 E,
Insured: MBIA
5.500% 11/15/14	1,000,000	1,110,180
Series 2005 B,
Insured: AMBAC
5.250% 11/15/23	1,250,000	1,394,262
Transportation Total		2,504,442
Transportation Total		9,634,017
Utilities – 11.9%
Independent Power Producers – 1.3%
NY Suffolk County Industrial Development Agency
Nissequogue Cogeneration Partners Facilities,
Series 1998, AMT,
5.500% 01/01/23	1,000,000	962,140
Independent Power Producers Total		962,140
Investor Owned – 3.4%
NY Energy & Research Development Authority
Brooklyn Union Gas Co.:
Series 1993, IFRN,
7.889% 04/01/20 (e)	1,500,000	1,588,500
Series 2005 A, AMT,
Insured: FGIC
4.700% 02/01/24	1,000,000	995,770
Investor Owned Total		2,584,270
Municipal Electric – 4.5%
NY Long Island Power Authority
Series 2000 A,
Insured: FSA
(d) 06/01/18	1,000,000	647,180

See Accompanying Notes to Financial Statements.

9

Columbia New York Tax-Exempt Fund, October 31, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2002 KK,
Insured: MBIA
5.500% 07/01/15	1,500,000	1,674,480
Series 2003 NN,
Insured: MBIA
5.250% 07/01/21	1,000,000	1,112,700
Municipal Electric Total		3,434,360
Water & Sewer – 2.7%
NY New York City Municipal Water Finance Authority
Water & Sewer System,
Series 2001 D,
(d) 06/15/17	3,000,000	2,032,980
Water & Sewer Total		2,032,980
Utilities Total		9,013,750
Total Municipal Bonds (cost of $68,432,906)		73,926,052
	Shares
Investment Company – 0.0%
Dreyfus Cash Management Plus, Inc. (7 day yield of 5.040%)	1,776	1,776
Total Investment Company (cost of $1,776)		1,776
Short-Term Obligations – 1.3%
	Par ($)
Variable Rate Demand Notes (f) – 1.3%
NY Jay Street Development Corp.
Series 2003 A-4,
LOC: DEPFA Bank PLC
3.480% 05/01/22	800,000	800,000
NY New York City Industrial Development Agency
Lycee Francais de New York,
Series 2002 B,
LOC: JPMorgan Chase Bank
3.470% 06/01/32	100,000	100,000

	Par ($)	Value ($)
NY New York City
Series 1993 A-7,
LOC: Morgan Guaranty Trust
3.480% 08/01/20	100,000	100,000
Variable Rate Demand Notes Total		1,000,000
Total Short-Term Obligations (cost of $1,000,000)		1,000,000
Total Investments – 99.0% (cost of $69,434,682)(g)		74,927,828
Other Assets & Liabilities, Net – 1.0%		744,383
Net Assets – 100.0%		75,672,211

Notes to Investment Portfolio:

(a)  The security or a portion of the security is pledged as collateral for open futures contracts. At October 31, 2007, the total market value of the security pledged amounted to $115,486.

(b)  Step bond. These securities are currently not paying a coupon. Shown parenthetically is the next coupon rate to be paid.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Zero coupon bond.

(e)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2007.

(f)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at October 31, 2007.

(g)  Cost for federal income tax purposes is $68,782,588.

At October 31, 2007, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
U.S. Treasury Bonds	25	$2,814,844	$2,782,138	Dec-2007	$(32,706)

See Accompanying Notes to Financial Statements.

10

Columbia New York Tax-Exempt Fund, October 31, 2007

At October 31, 2007, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	32.5
Education	13.5
Transportation	12.7
Utilities	11.9
Refunded/Escrowed	11.6
Health Care	7.7
Housing	4.1
Other	3.7
	97.7
Investment Company	0.0	*
Short-Term Obligations	1.3
Other Assets & Liabilities, Net	1.0
	100.0

*  Represents less than 0.01%

Acronym	Name
ACA	ACA Financial Guaranty Corp.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FSA	Financial Security Assurance, Inc.

IFRN	Inverse Floating Rate Note

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities – Columbia New York Tax-Exempt Fund
October 31, 2007

Assets	Investments, at cost	$69,434,682
	Investments, at value	$74,927,828
	Cash	5,704
	Receivable for: Fund shares sold	58,332
	Interest	950,708
	Futures variation margin	25,000
	Trustees' deferred compensation plan	20,007
	Total Assets	75,987,579
Liabilities	Expense reimbursement due to Investment Advisor	468
	Payable for: Fund shares repurchased	62,683
	Distributions	95,018
	Investment advisory fee	32,312
	Transfer agent fee	12,763
	Pricing and bookkeeping fees	7,158
	Trustees' fees	263
	Audit fee	32,750
	Distribution and service fees	31,180
	Custody fee	666
	Chief compliance officer expenses	55
	Trustees' deferred compensation plan	20,007
	Other liabilities	20,045
	Total Liabilities	315,368
	Net Assets	75,672,211
Net Assets Consist of	Paid-in capital	69,348,177
	Undistributed net investment income	665,779
	Accumulated net realized gain	197,815
	Net unrealized appreciation (depreciation) on: Investments	5,493,146
	Futures contracts	(32,706)
	Net Assets	75,672,211
Class A	Net assets	$49,751,161
	Shares outstanding	6,644,062
	Net asset value per share	$7.49	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($7.49/0.9525)	$7.86	(b)
Class B	Net assets	$16,191,775
	Shares outstanding	2,162,366
	Net asset value and offering price per share	$7.49	(a)
Class C	Net assets	$9,729,275
	Shares outstanding	1,299,335
	Net asset value and offering price per share	$7.49	(a)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia New York Tax-Exempt Fund
For the Year Ended October 31, 2007

		($)
Investment Income	Interest	4,147,954
	Dividends	2,692
	Total Investment Income	4,150,646
Expenses	Investment advisory fee	415,966
	Distribution fee:
	Class B	147,207
	Class C	73,116
	Service fee:
	Class A	128,840
	Class B	46,900
	Class C	23,320
	Transfer agent fee	55,531
	Pricing and bookkeeping fees	73,617
	Trustees' fees	12,893
	Custody fee	6,025
	Chief compliance officer expenses	1,488
	Other expenses	114,978
	Total Expenses	1,099,881
	Fees and expenses waived or reimbursed by Investment Advisor	(178,262)
	Fees waived by Distributor—Class C	(29,248)
	Expense reductions	(2,717)
	Net Expenses	889,654
	Net Investment Income	3,260,992
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized gain on:
	Investments	771,821
	Futures contracts	86,640
	Net realized gain	858,461
	Net change in unrealized depreciation on:
	Investments	(3,073,421)
	Futures contracts	(25,157)
	Net change in unrealized depreciation	(3,098,578)
	Net Loss	(2,240,117)
	Net Increase Resulting from Operations	1,020,875

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia New York Tax-Exempt Fund

		Year Ended October 31,
Increase (Decrease) in Net Assets		2007	2006
Operations	Net investment income	$3,260,992	$3,539,330
	Net realized gain on investments and futures contracts	858,461	418,993
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	(3,098,578)	1,278,640
	Net Increase Resulting from Operations	1,020,875	5,236,963
Distributions to Shareholders	From net investment income:
	Class A	(2,175,017)	(2,283,084)
	Class B	(644,834)	(829,479)
	Class C	(349,044)	(353,933)
	From net realized gains:
	Class A	(176,684)	(504,144)
	Class B	(69,863)	(242,649)
	Class C	(29,654)	(87,868)
	Total Distributions to Shareholders	(3,445,096)	(4,301,157)
Share Transactions	Class A:
	Subscriptions	8,848,362	5,928,616
	Distributions reinvested	1,394,070	1,722,381
	Redemptions	(14,997,279)	(10,223,326)
	Net Decrease	(4,754,847)	(2,572,329)
	Class B:
	Subscriptions	421,686	595,445
	Distributions reinvested	465,244	691,835
	Redemptions	(6,878,604)	(7,001,311)
	Net Decrease	(5,991,674)	(5,714,031)
	Class C:
	Subscriptions	2,412,806	1,651,345
	Distributions reinvested	225,961	293,682
	Redemptions	(2,089,717)	(2,556,102)
	Net Increase (Decrease)	549,050	(611,075)
	Net Decrease from Share Transactions	(10,197,471)	(8,897,435)
	Total Decrease in Net Assets	(12,621,692)	(7,961,629)
Net Assets	Beginning of period	88,293,903	96,255,532
	End of period	75,672,211	88,293,903
	Undistributed net investment income, at end of period	665,779	581,537
Changes in Shares	Class A:
	Subscriptions	1,166,791	783,196
	Distributions reinvested	184,427	227,119
	Redemptions	(1,989,353)	(1,350,775)
	Net Decrease	(638,135)	(340,460)
	Class B:
	Subscriptions	55,702	78,352
	Distributions reinvested	61,502	91,214
	Redemptions	(914,801)	(925,790)
	Net Decrease	(797,597)	(756,224)
	Class C:
	Subscriptions	316,643	217,771
	Distributions reinvested	29,905	38,730
	Redemptions	(276,450)	(338,023)
	Net Increase (Decrease)	70,098	(81,522)

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia New York Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

					Period Ended		Year Ended
	Year Ended October 31,				October 31,		January 31,
Class A Shares	2007	2006	2005	2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.70	$7.61	$7.84	$7.72	$7.60		$7.43
Income from Investment Operations:
Net investment income (b)	0.31	0.32	0.31	0.31	0.24		0.33
Net realized and unrealized gain (loss) on investments and futures contracts	(0.19)	0.15	(0.22)	0.16	0.11		0.17
Total from Investment Operations	0.12	0.47	0.09	0.47	0.35		0.50
Less Distributions to Shareholders:
From net investment income	(0.31)	(0.31)	(0.30)	(0.31)	(0.23)		(0.33)
From net realized gains	(0.02)	(0.07)	(0.02)	(0.04)	—		—
Total Distributions to Shareholders	(0.33)	(0.38)	(0.32)	(0.35)	(0.23)		(0.33)
Net Asset Value, End of Period	$7.49	$7.70	$7.61	$7.84	$7.72		$7.60
Total return (c)(d)	1.59%	6.31%	1.19%	6.26%	4.70	%(e)	6.81%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	0.84%	0.84%	0.84%	0.83%	0.83	%(g)	0.82%
Waiver/Reimbursement	0.21%	0.21%	0.14%	0.13%	0.24	%(g)	0.18%
Net investment income (f)	4.15%	4.16%	4.00%	4.04%	4.15	%(g)	4.32%
Portfolio turnover rate	15%	9%	7%	8%	8	%(e)	11%
Net assets, end of period (000's)	$49,751	$56,050	$58,004	$65,280	$68,271		$67,779

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia New York Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

					Period Ended		Year Ended
	Year Ended October 31,				October 31,		January 31,
Class B Shares	2007	2006	2005	2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.70	$7.61	$7.84	$7.72	$7.60		$7.43
Income from Investment Operations:
Net investment income (b)	0.26	0.26	0.25	0.25	0.20		0.27
Net realized and unrealized gain (loss) on investments and futures contracts	(0.20)	0.15	(0.21)	0.16	0.11		0.17
Total from Investment Operations	0.06	0.41	0.04	0.41	0.31		0.44
Less Distributions to Shareholders:
From net investment income	(0.25)	(0.25)	(0.25)	(0.25)	(0.19)		(0.27)
From net realized gains	(0.02)	(0.07)	(0.02)	(0.04)	—		—
Total Distributions to Shareholders	(0.27)	(0.32)	(0.27)	(0.29)	(0.19)		(0.27)
Net Asset Value, End of Period	$7.49	$7.70	$7.61	$7.84	$7.72		$7.60
Total return (c)(d)	0.83%	5.52%	0.44%	5.47%	4.12	%(e)	6.02%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	1.59%	1.59%	1.59%	1.58%	1.58	%(g)	1.57%
Waiver/Reimbursement	0.21%	0.21%	0.14%	0.13%	0.24	%(g)	0.18%
Net investment income (f)	3.40%	3.41%	3.25%	3.29%	3.40	%(g)	3.57%
Portfolio turnover rate	15%	9%	7%	8%	8	%(e)	11%
Net assets, end of period (000's)	$16,192	$22,782	$28,278	$34,877	$44,293		$43,018

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia New York Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

					Period Ended		Year Ended
	Year Ended October 31,				October 31,		January 31,
Class C Shares	2007	2006	2005	2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.70	$7.61	$7.84	$7.72	$7.60		$7.43
Income from Investment Operations:
Net investment income (b)	0.28	0.28	0.28	0.28	0.21		0.29
Net realized and unrealized gain (loss) on investments and futures contracts	(0.19)	0.15	(0.22)	0.16	0.12		0.17
Total from Investment Operations	0.09	0.43	0.06	0.44	0.33		0.46
Less Distributions to Shareholders:
From net investment income	(0.28)	(0.27)	(0.27)	(0.28)	(0.21)		(0.29)
From net realized gains	(0.02)	(0.07)	(0.02)	(0.04)	—		—
Total Distributions to Shareholders	(0.30)	(0.34)	(0.29)	(0.32)	(0.21)		(0.29)
Net Asset Value, End of Period	$7.49	$7.70	$7.61	$7.84	$7.72		$7.60
Total return (c)(d)	1.14%	5.84%	0.74%	5.78%	4.35	%(e)	6.34%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	1.29%	1.29%	1.29%	1.28%	1.28	%(g)	1.27%
Waiver/Reimbursement	0.51%	0.51%	0.44%	0.43%	0.54	%(g)	0.48%
Net investment income (f)	3.69%	3.71%	3.55%	3.59%	3.70	%(g)	3.87%
Portfolio turnover rate	15%	9%	7%	8%	8	%(e)	11%
Net assets, end of period (000's)	$9,729	$9,461	$9,974	$9,774	$10,231		$9,344

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

17

Notes to Financial Statements – Columbia New York Tax-Exempt Fund
October 31, 2007

Note 1. Organization

Columbia New York Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Objective

The Fund seeks as high a level of after-tax total return as is consistent with prudent risk.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class B and Class C. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures

18

Columbia New York Tax-Exempt Fund, October 31, 2007

about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts

The Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Fund may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses futures contracts in an effort to achieve, more efficiently, economic exposure similar to that which it could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Options

The Fund may purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains

19

Columbia New York Tax-Exempt Fund, October 31, 2007

and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(7,855)	$7,855	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006 was as follows:

	October 31,
	2007	2006
Tax-Exempt Income	$3,168,895	$3,466,496
Ordinary Income*	38,296	24,767
Long-Term Capital Gains	237,905	809,894

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$128,151	$716,807	$6,145,240

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at October 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$6,482,394
Unrealized depreciation	(337,154)
Net unrealized appreciation	$6,145,240

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold

20

Columbia New York Tax-Exempt Fund, October 31, 2007

and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund and Columbia Massachusetts Tax-Exempt Fund as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

For the year ended October 31, 2007, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund has entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services related to Fund expenses and to the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended October 31, 2007, the amount charged to the Fund by affiliates included in the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $23,873, of which $926 is unpaid.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent

21

Columbia New York Tax-Exempt Fund, October 31, 2007

is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective November 1, 2007, the annual rate will change to $17.34 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements for such accounts to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations.

For the year ended October 31, 2007, these minimum account balance fees reduced total expenses by $437.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended October 31, 2007, the Distributor has retained net underwriting discounts of $4,771 on sales of the Fund's Class A shares and received net CDSC fees of $475, $35,280 and $33 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the "Plans") which require the payment of a monthly service fee to the Distributor. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fee that is a blend between the 0.10% and 0.25% rates. For the year ended October 31, 2007, the Fund's effective service fee rate was 0.24% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the Distributor equal up to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fee Waivers and Expense Reimbursements

Columbia and/or some of the Fund's other service providers have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, will not exceed 0.60% annually of the Fund's average daily net assets. Columbia, at its discretion, may modify or terminate this arrangement any time.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended October 31, 2007, these credits reduced total expenses by $2,280.

22

Columbia New York Tax-Exempt Fund, October 31, 2007

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Portfolio Information

For the year ended October 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $12,082,909 and $21,948,451, respectively, of which $44,844 and $-, respectively, were U.S. Government securities.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unused committed line of credit. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended October 31, 2007, the Fund did not borrow under these arrangements.

Note 7. Shares of Beneficial Interest

As of October 31, 2007, 25.3% of the Fund's shares outstanding were beneficially owned by two participant accounts over which BOA and/or any of its affiliates did not have either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Significant Risks and Contingencies

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated Aaa by Moody's Investor Services, Inc. At October 31, 2007, private insurers who insured greater than 5% of the total investments of the Fund were as follows:

% of Total Investments
MBIA Insurance Corp.	15.9
Financial Guaranty Insurance Co.	7.0
AMBAC Assurance Corp.	5.0

Geographic Concentration

The Fund has greater than 5% of its total investments on October 31, 2007 invested in debt obligations issued by New York and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic

23

Columbia New York Tax-Exempt Fund, October 31, 2007

and political factors adversely affecting issuers of the state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Sector Focus

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less concentrated.

Issuer Focus

As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Tax Development Risk

The U.S. Supreme Court heard an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. If the Supreme Court determines that the U.S. Constitution prohibits states from treating the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds for state income tax purposes, most states likely will revisit the way in which they treat the interest on municipal bonds. This has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. You should consult your tax advisor to discuss the tax consequences of your investment in the Fund. This also has the potential to cause decline in the value of the municipal securities held by the Fund which, in turn, would reduce the value of the Fund's shares.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

24

Columbia New York Tax-Exempt Fund, October 31, 2007

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia New York Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia New York Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2007, and the results of its operations for the year then ended, and the changes in its net assets for the two years then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2007

26

Unaudited Information – Columbia New York Tax-Exempt Fund

Federal Income Tax Information

For the fiscal year ended October 31, 2007, the Fund designates long-term capital gains of $737,792.

100.00% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

27

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel-Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

28

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, St. Michaels College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

29

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President-Columbia Funds, since October 2004; Managing Director-Columbia Management Advisors, LLC (the "Advisor"), since September 2005; Senior Vice President-Columbia Management Distributors, Inc., since January 2005; Director-Columbia Management Services, Inc., since January 2005; Director-Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director-FIM Funding, Inc., since January 2005; President and Chief Executive Officer-CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America- affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer-Columbia Funds, since October 2003; Treasurer-the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Vice President-Columbia Management Advisors, Inc., since April 2003; President-Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer-Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004-Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Approval of
Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held In July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly

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qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia New York Tax-Exempt Fund's performance was in the third quintile (where the best performance would be in the first quintile) for the one-, three- and five-year periods, and in the first quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

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The Trustees considered that Columbia New York Tax-Exempt Fund's total expenses and actual management fees were in the second quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, Inc., and Columbia Funds Distributor, Inc.

October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense

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reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.   The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under

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management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to

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assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

  Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

  Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

  Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

  Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

  Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

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  Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

  Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

* * *

Respectfully submitted,
Steven E. Asher

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Important Information About This Report – Columbia New York Tax-Exempt Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia New York Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses of any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about the fund. Read it carefully before investing.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 1-800-345-6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

41

Columbia New York Tax-Exempt Fund

Annual Report – October 31, 2007

Columbia Management®

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©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/136976-1007 (12/07) 07-47257

Columbia Management®

Columbia Tax-Exempt Bond Funds

Annual Report – October 31, 2007

■  Columbia Connecticut Intermediate Municipal Bond Fund

■  Columbia Intermediate Municipal Bond Fund

■  Columbia Massachusetts Intermediate Municipal Bond Fund

■  Columbia New Jersey Intermediate Municipal Bond Fund

■  Columbia New York Intermediate Municipal Bond Fund

■  Columbia Rhode Island Intermediate Municipal Bond Fund

NOT FDIC INSURED

NOT BANK ISSUED

May Lose Value

No Bank Guarantee

Economic Update	1

Columbia Connecticut Intermediate Municipal Bond Fund	2

Columbia Intermediate Municipal Bond Fund	7

Columbia Massachusetts Intermediate Municipal Bond Fund	12

Columbia New Jersey Intermediate Municipal Bond Fund	17

Columbia New York Intermediate Municipal Bond Fund	22

Columbia Rhode Island Intermediate Municipal Bond Fund	27

Investment Portfolios	32

Statements of Assets and Liabilities	94

Statements of Operations	98

Statements of Changes in Net Assets	100

Financial Highlights	106

Notes to Financial Statements	136

Report of Independent Registered Public Accounting Firm	149

Unaudited Information	150

Board Consideration and Approval of Advisory Agreements	151

Summary of Management Fee Evaluation by Independent Fee Consultant	154

Fund Governance	160

Important Information About This Report	165

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Every six months, you receive a shareholder report for your Columbia Funds investment. We strive to bring you the information you need to make intelligent, informed investment decisions, in an attractive, easy-to-understand format.

We know that for many investors the information contained in shareholder reports can seem very technical, so we would like to take this opportunity to walk you through some of the sections in the beginning of your shareholder report, explain their purpose and point out some of the highlights we think you'll find useful. In future reports, we will discuss how to use the financial statements in your shareholder reports.

Performance Information

One of the first sections in your shareholder report is the Performance Information section, which contains several tables that illustrate how your fund has performed over time. These tables can be very useful for evaluating how your fund has performed versus its benchmark, though it's important to remember that past performance is not an indicator of future results.

Understanding Your Expenses

This section explains the ongoing costs associated with your Columbia Funds investment. It includes both general information about mutual fund expenses and specific information pertinent to your fund.

You can use the information to estimate the expenses you paid over the reporting period. You will need your account balance at the end of the period, which can be found by checking your most recent account statement, logging onto your account at www.columbiafunds.com, calling our service center at 800.345.6611 or contacting your financial advisor. Once you have your balance, the section explains how to calculate your estimated expenses step by step.

Portfolio Manager's Report

The Portfolio Manager's Report is where you will find your portfolio manager's thoughts on what happened during the reporting period. Commentary from your portfolio manager(s) includes a summary of the fund's performance, along with a comparison of the fund's performance versus the relevant peer group and benchmark indices.

The portfolio manager will also discuss market conditions that impacted the fund, as well as the investment strategy during the period. Please note: In semiannual reports, the portfolio manager's comments are included in the Fund Profile section.

Other Information

Every shareholder report includes a page containing "Important Information About This Report," which includes instructions for requesting additional copies of the shareholder report, as well as contact information for the fund's Transfer Agent, Distributor and Investment Advisor.

Annual reports contain additional information, such as an independent registered public accounting firm's report and biographies of the fund's trustees and officers. This information is not included in semiannual reports.

Shareholder reports can be delivered to you electronically through our eDelivery service. Using eDelivery can help your fund save money while at the same time preserve precious natural resources. For even more information about your fund, visit our web site at www.columbiafunds.com. There you will find prospectuses, shareholder reports and fund fact sheets for the funds in the Columbia Funds family.

We hope this guide to your shareholder report will help you get the most out of this important resource. Thank you for your business, and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Columbia Tax-Exempt Bond Funds

The U.S. economy experienced subpar growth during the first half of the 12-month period that began November 1, 2006 and ended October 31, 2007. An already fragile housing sector struggled to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs. In August, consumer confidence retreated from a six-year high and continued to fall through the end of the period.

Economic growth picked up in the second half of the 12-month period, averaging just under 4.0% for the second and third quarters of 2007, as a strong labor market continued to buoy consumer spending. Job growth slowed, yet remained solid with over 100,000 new jobs added each month, on average, during the period. A strong job market suggests that businesses have retained sufficient confidence to continue hiring and that consumer spending may still have some support. However, recent numbers on both consumer spending and manufacturing activity suggest that the economy lost some momentum in the final months of the period.

In mid-August, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate—the rate at which the Fed loans money to member banks. In September and October, the Fed cut another key short-term rate—the federal funds rate—to further loosen the reins on credit and inspire confidence in the capital markets, both at home and abroad. At the end of the period, the federal funds rate stood at 4.50%.

Bonds delivered respectable gains

The U.S. bond market seesawed during the 12-month period. As investors anticipated a Fed rate cut, bond prices rose and yields declined across the maturity spectrum. However, a rate cut became less likely when the economy perked up in the second quarter of 2007 and bond prices slid while yields rose. Then, yields fell and higher quality bond prices rose as investors retreated from riskier investments to the safety of the U.S. Treasury market. The benchmark 10-year U.S. Treasury yield ended the 12-month period at 4.47%—slightly lower than where it began the year. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned a respectable 5.38%. High-yield bonds continued to lead the fixed-income markets. However, their gains were cut short near the end of the period. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 6.76%.

Despite volatility, stocks advanced broadly

Against a shifting economic backdrop, corporate profits were better than expected in the first half of 2007 and the U.S. stock market staged a broad rally that took all major stock market averages higher for the 12-month period. However, the volatility that rocked the credit markets midway through the summer spilled over to the stock market and claimed some of its earlier gains. The S&P 500 Index returned 14.56% for the 12-month period. Large- and mid-cap stocks outperformed small-cap stocks, as measured by their respective Russell indices.1 Growth stocks outperformed value stocks by a significant margin. As the dollar plunged to a record low against the euro and multi-year lows versus a number of other currencies, investors reaped significant returns from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in developed markets outside the United States, gained 24.91% (in U.S. dollars) for the period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 68.33% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.2

1The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Summary

For the 12-month period that ended October 31, 2007

■   Despite volatility, the Lehman Brothers U.S. Aggregate Bond Index delivered a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the U.S. fixed-income markets.

Lehman Index	Merrill Lynch Index

■   The broad U.S. stock market, as measured by the S&P 500 Index, returned 14.56%. Stock markets outside the United States were even stronger, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Fund Profile – Columbia Connecticut Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 10/31/07

+2.03%

Class A shares (without sales charge)

+3.41%

Lehman Brothers 3-15 Year Blend Municipal Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend, growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 09/30/07.

Summary

■  For the 12-month period that ended October 31, 2007, the fund's Class A shares returned 2.03% without sales charge. Class Z shares returned 2.29%.

■  The fund's return lagged the return of its benchmark and the average return of its peer group.

■  We believe that the fund's return relative to its peer group was hampered by its interest rate positioning and an above-average stake in longer-term bonds.

Portfolio Management

Brian McGreevy has managed the fund since 2002 and has been with the advisor or its predecessors or affiliate organizations since 1994.

Performance Information – Columbia Connecticut Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 11/01/97 – 10/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Connecticut Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. The growth of a $10,000 investment with sales charge for Class A is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/97 – 10/31/07 ($)

Sales charge	without	with
Class A	14,736	14,037
Class B	14,027	14,027
Class C	14,274	14,274
Class T	14,814	14,111
Class Z	15,007	n/a

Annual operating expense ratio (%)*

Class A	1.08
Class B	1.83
Class C	1.83
Class T	0.98
Class Z	0.83

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class T	0.65
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 08/31/2009. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 10/31/07 (%)

Share class	A		B		C		T		Z
Inception	11/18/02		11/18/02		11/18/02		06/26/00		08/01/94
Sales charge	without	with	without	with	without	with	without	with	without
1-year	2.03	–1.27	1.27	–1.69	1.63	0.64	2.14	–2.75	2.29
5-year	2.71	1.71	1.94	1.94	2.29	2.29	2.82	1.82	2.97
10-year	3.95	3.45	3.44	3.44	3.62	3.62	4.01	3.50	4.14

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	2.22	–1.09	1.46	–1.51	1.82	0.83	2.32	–2.57	2.48
5-year	2.40	1.40	1.63	1.63	1.98	1.98	2.51	1.51	2.66
10-year	3.99	3.48	3.48	3.48	3.66	3.66	4.04	3.53	4.17

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year period), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, respectively, the applicable contingent deferred sales charge of 3.00% for Class B shares in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or the redemption of fund shares.

Class A, Class B and Class C shares are newer classes of shares, initially offered on November 18, 2002. Their returns include returns of Retail A shares (for Class A shares) and Retail B shares (for Class B and Class C shares) of the Galaxy Connecticut Intermediate Municipal Bond Fund (the "Galaxy Connecticut Fund") for periods prior to November 18, 2002 (adjusted, as applicable, to reflect the sales charges applicable to Class A, Class B and Class C shares). The returns shown for Class T shares include the returns of Retail A shares of the Galaxy Connecticut Fund for periods prior to November 18, 2002. The returns shown for Class B and Class C shares also include the returns for Retail A shares (adjusted, as applicable, to reflect the sales charges applicable to Class B and Class C shares) for periods prior to inception of Retail B shares of the Galaxy Connecticut Fund (March 1, 2001). Retail A share returns include returns of BKB shares of the Galaxy Connecticut Fund for periods prior to June 26, 2001, the date on which BKB shares were converted to Retail A shares, and returns of shares of the Boston 1784 Connecticut Tax-Exempt Income Fund (the "1784 Connecticut Fund") (whose shares were initially offered on August 1, 1994) for periods prior to June 26, 2000. The returns for Class Z include returns of Trust shares of the Galaxy Connecticut Fund for periods prior to November 18, 2002. No returns have been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between any predecessor share and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer share classes would have been lower.

Portfolio Manager's Report – Columbia Connecticut Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/07 ($)

Class A	10.62
Class B	10.62
Class C	10.62
Class T	10.62
Class Z	10.62

Distributions declared per share

11/01/06 – 10/31/07 ($)

Class A	0.35
Class B	0.27
Class C	0.31
Class T	0.36
Class Z	0.38

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/07 (%)

Class A	3.03
Class B	2.43
Class C	2.79
Class T	3.13
Class Z	3.44

The 30-day SEC yields reflect the fund's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

For the 12-month period that ended October 31, 2007, Class A shares of Columbia Connecticut Intermediate Municipal Bond Fund returned 2.03% without sales charge. Class Z shares returned 2.29%. By comparison, the fund's benchmark, the Lehman Brothers 3-15 Year Blend Municipal Bond Index, returned 3.41%1, while the Lipper Other States Intermediate Municipal Debt Funds Classification, the fund's peer group, had an average total return of 2.22%.2 The fund benefited from its high quality focus, but we believe that it lost ground to its peers because it had a greater sensitivity to interest rate changes early in the year.

On October 31, 2007, the fund's Class A shares had a 30-day SEC annualized yield of 3.03%. This equaled a taxable equivalent yield of 4.88% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

A challenging year for the bond market

Uncertainty over the outlook for interest rates and instability related to the subprime mortgage crisis pressured the bond market during the past year. Even in the municipal markets, liquidity dried up as credit concerns mounted. Bonds yields, which were volatile for the first half of the year, trended higher until early in the summer then moved lower and bond prices rose, as investors anticipated that the Federal Reserve Board Open Market Committee would lower a key short-term interest rate, which it did both in mid-September and again in late October. These rate cuts helped shorter-maturity bonds beat longer-term bonds for the period. Higher quality issues ended the 12-month period ahead of lower quality securities, which struggled late in the period.

Gain from high quality positioning

The fund benefited from having more than 90% of its assets in bonds with credit ratings of AA or higher. Having a lower stake than many of its peers in hospital bonds and lower quality investment grade issues further benefited performance as the yield difference between high and lower quality bonds widened in August. However, the fund lost ground relative to its peer group because we increased its interest-rate sensitivity by adding bonds with 15- to 20-year maturities, which were weak performers when longer-term interest rates rose early in the year. In retrospect, we were somewhat premature in raising the fund's exposure to longer maturity bonds. However, we believe that they have the potential to do well if longer-term rates stabilize or decline going forward.

1The Lehman Brothers 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager's Report (continued) – Columbia Connecticut Intermediate Municipal Bond Fund

Stable outlook for Connecticut economy

We believe that Connecticut's economy is well positioned to retain a stable credit rating for its state and local municipalities. State coffers continue to benefit from having the highest per capita income in the country, driven by strong employment in the securities industry, steady revenue growth from casinos operating in the state and gains from a large number of locally-based defense contractors. Although the housing market has slowed, we believe that it has stabilized enough so that the state's property tax revenues will not be severely affected going forward. We expect municipal bond issuance to remain ample, especially as the state takes advantage of relatively low interest rates to address infrastructure needs.

The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Your fund is actively managed and the composition of its portfolio will change over time.

Taxable-equivalent SEC yields

as of 10/31/07 (%)

Class A	4.88
Class B	3.91
Class C	4.49
Class T	5.04
Class Z	5.54

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Top 5 sectors

as of 10/31/07 (%)

Local General Obligation	22.6
Refunded/Escrowed	21.0
State General Obligation	14.5
Special Non-Property Tax	10.3
Education	6.0

Sector breakdowns are calculated as a percentage of net assets.

Maturity breakdown

as of 10/31/07 (%)

0-1 years	1.1
1-3 years	16.0
3-5 years	16.1
5-7 years	11.5
7-10 years	22.2
10-15 years	13.1
15-20 years	12.8
20-25 years	3.8
25 years and over	1.8
Cash and Equivalents	1.6

Quality breakdown

as of 10/31/07 (%)

AAA	81.2
AA	12.3
BBB	4.1
Cash and Equivalents	1.6
Non-Rated	0.8

Quality and maturity breakdowns are calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Understanding Your Expenses – Columbia Connecticut Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

05/01/07 – 10/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,010.18	1,020.01	5.22	5.24	1.03
Class B	1,000.00	1,000.00	1,006.40	1,016.23	9.00	9.05	1.78
Class C	1,000.00	1,000.00	1,008.22	1,018.00	7.24	7.27	1.43
Class T	1,000.00	1,000.00	1,010.69	1,020.52	4.71	4.74	0.93
Class Z	1,000.00	1,000.00	1,011.49	1,021.27	3.95	3.97	0.78

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Intermediate Municipal Bond Fund

Summary

■  For the 12-month period ended October 31, 2007, the fund's Class A shares returned 2.08% without sales charge. Class Z shares returned 2.29%.

■  The fund trailed its benchmark, the Lehman Brothers 3-15 Year Blend Municipal Bond Index, and its peer group average, the Lipper Intermediate Municipal Debt Funds Classification.

■  An underweight in bonds with one- to six-year maturities, which were strong performers over the year, and an overweight in longer maturity bonds, which did not do as well, hampered relative returns.

Portfolio Management

Susan Sanderson has managed the fund since 2002 and has been with the advisor or its predecessors or affiliate organizations since 1985.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 10/31/07

+2.08%

Class A shares (without sales charge)

+3.41%

Lehman Brothers 3-15 Year Blend Municipal Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend, growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 09/30/07.

Performance Information – Columbia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.75
Class B	1.40
Class C	1.40
Class T	0.70
Class Z	0.55

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.70
Class B	1.35
Class C	1.35
Class T	0.65
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 02/28/2008. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 11/01/97 – 10/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. The growth of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/97 – 10/31/07 ($)

Sales charge	without	with
Class A	15,072	14,357
Class B	14,446	14,446
Class C	14,767	14,767
Class T	15,109	14,393
Class Z	15,311	n/a

Average annual total return as of 10/31/07 (%)

Share class	A		B		C		T		Z
Inception	11/25/02		11/25/02		11/25/02		06/26/00		06/14/93
Sales charge	without	with	without	with	without	with	without	with	without
1-year	2.08	–1.24	1.42	–1.53	1.88	0.90	2.14	–2.73	2.29
5-year	3.13	2.13	2.47	2.47	2.92	2.92	3.18	2.18	3.34
10-year	4.19	3.68	3.75	3.75	3.97	3.97	4.21	3.71	4.35

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	2.38	–0.97	1.72	–1.24	2.17	1.19	2.43	–2.46	2.58
5-year	2.86	1.85	2.20	2.20	2.64	2.64	2.91	1.91	3.06
10-year	4.23	3.72	3.79	3.79	4.02	4.02	4.25	3.75	4.39

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year period), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, respectively, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or the redemption of fund shares.

Class A, Class B and Class C shares are newer classes of shares. Class A, Class B and Class C shares were initially offered on November 25, 2002. Class T shares were initially offered on June 26, 2000. Their returns include returns of Retail A shares (for Class A shares) and Retail B shares (for Class B and Class C shares) of the Galaxy Intermediate Tax-Exempt Bond Fund (the "Galaxy Intermediate Tax-Exempt Fund") for periods prior to November 25, 2002 (adjusted, as applicable, to reflect the sales charges applicable to Class A, Class B and Class C shares). The returns shown for Class T shares include the returns of Retail A shares of the Galaxy Intermediate Tax-Exempt Bond Fund for periods prior to November 25, 2002. The returns shown for Class B and Class C shares also include the returns for Retail A shares (adjusted, as applicable, to reflect the sales charges applicable to Class B and Class C shares) for periods prior to the inception of Retail B shares of the Galaxy Intermediate Tax-Exempt Fund (March 1, 2001). Retail A share returns include returns of BKB shares of the Galaxy Intermediate Tax-Exempt Fund for periods prior to June 26, 2001, the date on which BKB shares were converted to Retail A shares, and returns of shares of the Boston 1784 Tax-Exempt Medium-Term Income Fund (the "1784 Tax-Exempt Fund") (whose shares were initially offered June 14, 1993) for periods prior to June 26, 2000. The returns for Class Z shares include returns of Trust shares of the Galaxy Intermediate Tax-Exempt Fund for periods prior to November 25, 2002. No returns have been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between any predecessor share and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer share classes would have been lower.

Portfolio Manager's Report – Columbia Intermediate Municipal Bond Fund

For the 12-month period that ended October 31, 2007, Class A shares of Columbia Intermediate Municipal Bond Fund returned 2.08% without sales charge. Class Z shares returned 2.29%. The fund's benchmark, the Lehman Brothers 3-15 Year Blend Municipal Bond Index, returned 3.41%1, and the Lipper Intermediate Municipal Debt Funds Classification, the fund's peer group, had an average return of 2.36%.2 The fund's focus on municipal bonds with maturities of seven to twelve years and lack of exposure to bonds with one- to six-year maturities hampered returns, as longer-term intermediate issues lagged shorter-term intermediate bonds for the year.

On October 31, 2007, the fund's Class A shares had a 30-day SEC annualized yield of 3.45%. This equaled a taxable-equivalent yield of 5.31% for shareholders in the 35.0% federal income tax bracket. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. As part of our strategy, we aimed to provide an above-average yield relative to the fund's peer group. However, the fund's yield was higher earlier in the year than later.

Volatility and strong new issuance in municipal bond market

Municipal bond yields shifted direction throughout the year, but generally climbed into June, causing bond prices to decline. Part of the market's volatility came from uncertainty over the Federal Reserve Board's (the Fed's) next move, which finally came late in the period. The Fed lowered the federal funds rate, a key overnight rate, from 5.25% to 4.75% in mid September and to 4.50% on October 31. A liquidity crisis in the subprime mortgage market spilled over to the municipal market and the yield difference between higher and lower quality bonds widened. Questions about the stability of municipal bond insurers arose late in the period, further unsettling investors. Against this backdrop, supply remained robust as relatively low interest rates and pressing infrastructure needs, such as new schools, brought issuers to market. Investor demand for municipal bonds also was strong.

High quality focus, while taking advantage of opportunities to add yield

The fund had nearly 80% of its assets in high quality (AAA or AA-rated) bonds, which beat lower-rated issues during the last few months of the period and ended up ahead for the year. However, over the course of the year, we added some lower investment-grade and non-rated securities, including health care, tobacco, continuing care retirement centers and community development district issues, to help boost the fund's yield. These securities also helped offset the income lost from gradually reducing the fund's stake in bonds subject to the Alternative Minimum Tax—a tax that affects an increasing number of taxpayers each year. We also continued to improve the fund's call structure by adding

1The Lehman Brothers 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/07 ($)

Class A	10.22
Class B	10.22
Class C	10.22
Class T	10.22
Class Z	10.22

Distributions declared per share

11/01/06 – 10/31/07 ($)

Class A	0.38
Class B	0.31
Class C	0.36
Class T	0.39
Class Z	0.40

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/07 (%)

Class A	3.45
Class B	2.97
Class C	3.42
Class T	3.50
Class Z	3.82

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Portfolio Manager's Report (continued) – Columbia Intermediate Municipal Bond Fund

Taxable-equivalent SEC yields

as of 10/31/07 (%)

Class A	5.31
Class B	4.57
Class C	5.26
Class T	5.38
Class Z	5.88

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Top 5 sectors

as of 10/31/07 (%)

Local General Obligations	14.2
Refunded/Escrowed	13.4
Special Non-Property Tax	10.2
State General Obligations	9.1
Hospital	7.7

Sector breakdowns are calculated as a percentage of net assets.

Quality breakdown

as of 10/31/07 (%)

AAA	64.5
AA	15.1
A	7.2
BBB	9.4
B	0.9
Non-rated	2.4
Cash and Equivalents	0.5

Maturity breakdown

as of 10/31/07 (%)

0-1 years	0.1
1-3 years	7.0
3-5 years	18.5
5-7 years	13.5
7-10 years	19.9
10-15 years	27.6
15-20 years	10.2
20-25 years	2.0
25 years and over	0.7
Cash and Equivalents	0.5

Quality and maturity breakdowns are calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

bonds that were either non-callable or had longer call dates. A call occurs when an issuer redeems a bond before its maturity date.

Potential for slower economic growth ahead

Going forward, we expect economic growth to slow, pressured by continued weakness in the housing market as well as reduced consumer demand related to high oil and gas prices. We plan to monitor economic data closely for signs of changes in inflation or growth trends that could affect interest rates and the bond market. We believe that new municipal issuance will continue as long as infrastructure needs, such as the construction of new roads, schools and hospitals, remain pressing. Our plan is to stay focused on bonds with maturities in the seven- to 15-year range, while at the same time looking for opportunities to potentially boost the fund's yield.

The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Your fund is actively managed and the composition of its portfolio will change over time.

Understanding Your Expenses – Columbia Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

05/01/07 – 10/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,009.98	1,021.68	3.55	3.57	0.70
Class B	1,000.00	1,000.00	1,006.70	1,018.40	6.83	6.87	1.35
Class C	1,000.00	1,000.00	1,009.02	1,020.67	4.56	4.58	0.90
Class T	1,000.00	1,000.00	1,010.18	1,021.93	3.29	3.31	0.65
Class Z	1,000.00	1,000.00	1,010.99	1,022.68	2.53	2.55	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Massachusetts Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 10/31/07

+2.00%

Class A shares (without sales charge)

+3.41%

Lehman Brothers 3-15 Year Blend Municipal Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend, growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 09/30/07.

Summary

■  For the 12-month period that ended October 31, 2007, the fund's Class A shares returned 2.00% without sales charge. Class Z shares returned 2.25%.

■  The fund's returns lagged the benchmark, which is national in scope, but were competitive with the state-specific peer group average.

■  The fund maintained a high quality focus, but added higher -yielding lower investment-grade and non-rated bonds, which included health care, education, nursing homes and continuing care retirement centers issues, to boost income.

Portfolio Management

Susan Sanderson has managed the fund since 1993 and has been with the advisor or its predecessors or affiliate organizations since 1985.

Performance Information – Columbia Massachusetts Intermediate Municipal Bond Fund

Growth of a $10,000 investment 11/01/97 – 10/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Massachusetts Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. The growth of $10,000 investment with sales charges for Class A is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/97 – 10/31/07 ($)

Sales charge	without	with
Class A	14,880	14,176
Class B	14,168	14,168
Class C	14,414	14,414
Class T	14,959	14,251
Class Z	15,127	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.03
Class B	1.78
Class C	1.78
Class T	0.93
Class Z	0.78

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class T	0.65
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 08/31/2009. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 10/31/07 (%)

Share class	A		B		C		T		Z
Inception	12/09/02		12/09/02		12/09/02		06/26/00		06/14/93
Sales charge	without	with	without	with	without	with	without	with	without
1-year	2.00	–1.29	1.24	–1.72	1.59	0.61	2.10	–2.72	2.25
5-year	2.87	1.87	2.10	2.10	2.45	2.45	2.98	1.97	3.14
10-year	4.05	3.55	3.55	3.55	3.72	3.72	4.11	3.61	4.23

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	2.27	–1.03	1.51	–1.45	1.87	0.88	2.38	–2.46	2.53
5-year	2.59	1.60	1.82	1.82	2.17	2.17	2.69	1.71	2.85
10-year	4.09	3.59	3.59	3.59	3.77	3.77	4.15	3.64	4.26

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year period), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, respectively, the applicable contingent deferred sales charge of 3.00% for Class B shares in the first year, declining to 1.00% in the fourth year and eliminated there after for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or the redemption of fund shares.

Class A, Class B and Class C shares are newer classes of shares, initially offered on December 9, 2002. Their returns include returns of Retail A shares (for Class A shares) and Retail B shares (for Class B and Class C shares) of the Galaxy Massachusetts Intermediate Municipal Bond Fund (the "Galaxy Massachusetts Fund") for periods prior to December 9, 2002 (adjusted, as applicable, to reflect the sales charges applicable to Class A, Class B and Class C shares). The returns shown for Class T shares include the returns of Retail A shares of the Galaxy Massachusetts Intermediate Municipal Bond Fund for periods prior to December 9, 2002. The returns shown for Class B and Class C shares also include the returns for Retail A shares (adjusted, as applicable, to reflect the sales charges applicable to Class B and Class C shares) for periods prior to inception of Retail B shares of the Galaxy Massachusetts Fund (March 1, 2001). Retail A share returns include returns of BKB shares of the Galaxy Massachusetts Fund for periods prior to June 26, 2001, the date on which BKB shares were converted to Retail A shares, and returns of the Boston 1784 Massachusetts Tax-Exempt Income Fund (the "1784 Massachusetts Fund") (whose shares were initially offered June 14, 1993) for periods prior to June 26, 2000. The returns for Class Z include returns of Trust shares of the Galaxy Massachusetts Fund for periods prior to December 9, 2002. No returns have been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between any predecessor share and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer share classes would have been lower.

Portfolio Manager's Report – Columbia Massachusetts Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/07 ($)

Class A	10.35
Class B	10.35
Class C	10.35
Class T	10.35
Class Z	10.35

Distributions declared per share

11/01/06 – 10/31/07 ($)

Class A	0.35
Class B	0.28
Class C	0.31
Class T	0.37
Class Z	0.38

Distributions include $0.01 per share of taxable realized gains. A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/07 (%)

Class A	3.23
Class B	2.65
Class C	3.00
Class T	3.33
Class Z	3.65

The 30-day SEC yields reflect the fund's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

For the 12-month period that ended October 31, 2007, Class A shares of Columbia Massachusetts Intermediate Municipal Bond Fund returned 2.00% without sales charge. Class Z shares, returned 2.25%. By comparison, the fund's benchmark, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 3.41%1, while the Lipper Massachusetts Intermediate Municipal Debt Funds Classification, the fund's peer group, had an average total return of 2.07%.2 The fund lagged it's benchmark, which is national in scope and includes issues from other states that were better performers. The fund also had a lower stake in bonds with maturities of 10 years or less, which outperformed the longer-maturity intermediate bonds that were the fund's focus.

On October 31, 2007, the fund's Class A shares had a 30-day SEC annualized yield of 3.23%. This equaled a taxable equivalent yield of 5.26% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Our aim was to keep an above-average yield relative to the peer group of the fund. While this goal wasn't always possible, the fund did end the period with a yield that was ahead of the average of its peers.

Choppy year with little headway for bonds

The bond market was volatile, as uncertainty around the Federal Reserve Board's (the Fed's) next move and instability in the credit markets caused yields to shift direction every few months. Despite this backdrop, new municipal issuance in the state remained reasonably strong, fueled by growing infrastructure needs—including the building of new schools, hospitals and roads—and relatively low interest rates. In September—and again in October—the Fed lowered a key short-term interest rate, which helped boost bond prices. At the same time, concerns about the credit quality of municipal bond insurers stirred added uncertainty.

High quality focus with additions to boost income

The fund maintained a high quality focus, which helped as high quality bonds rallied in the last quarter and ended the year ahead of lower quality issues. In addition, we increased yield by taking advantage of opportunities to add lower investment-grade and non-rated bonds, which remained relatively scarce in Massachusetts. To help lock in yields, we sold securities with short call dates and purchased longer-term callable or noncallable bonds. A call occurs when an issuer decides to redeem a bond before its maturity date.

1The Lehman Brothers 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager's Report (continued) – Columbia Massachusetts Intermediate Municipal Bond Fund

Stable outlook for credit quality and issuance

We expect the state's credit quality rating and issuance to remain relatively stable, given a mix of positive and negative factors affecting the local economy. The state finished fiscal year 2007 with relatively healthy revenue growth, driven by rising income tax receipts. In addition, the economy continues to benefit from a highly skilled workforce as well as strength in the higher education and health care sectors. Pressures, however, include a population drain fueled by the state's high housing and living costs; growing spending on Medicaid, pension, transportation and debt service; and debt levels that are among the highest in the country. Against this backdrop, we believe economic growth will be moderate. The state faces a projected $1.3 billion budget gap in fiscal year 2008, which will require continued use of one-time resources, such as tobacco settlement money and budget reserves.

The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Your fund is actively managed and the composition of its portfolio will change over time.

Taxable-equivalent SEC yields

as of 10/31/07 (%)

Class A	5.26
Class B	4.32
Class C	4.89
Class T	5.43
Class Z	5.95

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Top 5 sectors

as of 10/31/07 (%)

State General Obligations	15.8
Refunded/Escrowed	14.1
Education	14.0
Local General Obligation	13.3
Special Non-Property Tax	9.8

Sector breakdowns are calculated as a percentage of net assets.

Maturity breakdown

as of 10/31/07 (%)

1-3 years	14.2
3-5 years	14.2
5-7 years	12.4
7-10 years	17.0
10-15 years	30.8
15-20 years	6.5
20-25 years	1.0
25 years and over	3.3
Cash and Equivalents	0.6

Quality breakdown

as of 10/31/07 (%)

AAA	73.0
AA	18.0
A	3.7
BBB	3.7
Not rated	1.0
Cash and Equivalents	0.6

Quality and maturity breakdowns are calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Understanding Your Expenses – Columbia Massachusetts Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

05/01/07 – 10/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,010.89	1,020.21	5.02	5.04	0.99
Class B	1,000.00	1,000.00	1,007.11	1,016.43	8.80	8.84	1.74
Class C	1,000.00	1,000.00	1,008.92	1,018.20	7.04	7.07	1.39
Class T	1,000.00	1,000.00	1,011.39	1,020.72	4.51	4.53	0.89
Class Z	1,000.00	1,000.00	1,012.20	1,021.48	3.75	3.77	0.74

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia New Jersey Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended October 31, 2007, the fund's Class A shares returned 1.84% without sales charge. Class Z shares returned 2.10%.

■  The fund's returns were lower than the returns of its benchmark and peer group.

■  We believe the fund's interest-rate positioning, its exposure to higher-yielding lower quality municipal issues and a stake in longer-maturity bonds hampered returns relative to its peer group.

Portfolio Management

Brian McGreevy has managed the fund since 1998 and has been with the advisor or its predecessors or affiliate organizations since 1994.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 10/31/07

+1.84%

Class A shares (without sales charge)

+3.41%

Lehman Brothers 3-15 Year Blend Municipal Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend, growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 09/30/07.

Performance Information – Columbia New Jersey Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.26
Class B	2.01
Class C	2.01
Class T	1.16
Class Z	1.01

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class T	0.65
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 08/31/2009. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 04/03/98 – 10/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia New Jersey Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from April 3, 1998. The growth of a $10,000 investment with sales charges for Class A is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 04/03/98 – 10/31/07 ($)

Sales charge	without	with
Class A	14,491	13,802
Class B	13,776	13,776
Class C	14,018	14,018
Class T	14,560	13,867
Class Z	14,785	n/a

Average annual total return as of 10/31/07 (%)

Share class	A		B		C		T		Z
Inception	11/18/02		11/18/02		11/18/02		04/03/98		04/03/98
Sales charge	without	with	without	with	without	with	without	with	without
1-year	1.84	–1.42	1.08	–1.86	1.44	0.45	1.94	–2.88	2.10
5-year	3.00	2.01	2.23	2.23	2.58	2.58	3.10	2.10	3.26
Life	3.95	3.42	3.40	3.40	3.59	3.59	4.00	3.47	4.17

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	2.13	–1.15	1.37	–1.58	1.73	0.74	2.23	–2.62	2.39
5-year	2.56	1.57	1.79	1.79	2.14	2.14	2.65	1.67	2.82
Life	3.96	3.43	3.42	3.42	3.61	3.61	4.02	3.48	4.18

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year period), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, respectively, the applicable contingent deferred sales charge of 3.00% for Class B shares in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or the redemption of fund shares.

Class A, Class B and Class C shares are newer classes of shares, initially offered on November 18, 2002. Their returns include returns of Retail A shares (for Class A shares) and Retail B shares (for Class B and Class C shares) of the Galaxy New Jersey Municipal Bond Fund (the "Galaxy New Jersey Fund") for periods prior to November 18, 2002 (adjusted, as applicable, to reflect the sales charges applicable to Class A, Class B and Class C shares). The returns shown for Class T shares include the returns of Retail A shares of the Galaxy New Jersey Municipal Bond Fund for periods prior to November 18, 2002. The returns shown for Class B and Class C shares also include the returns for Retail A shares (adjusted, as applicable, to reflect the sales charges applicable to Class B and Class C shares) for periods prior to the inception of Retail B shares of the Galaxy New Jersey Fund (March 1, 2001). Retail A shares were initially offered on April 3, 1998. The returns for Class Z shares include returns of Trust shares of the Galaxy New Jersey Fund for periods prior to November 18, 2002. Trust shares were initially offered by the Galaxy New Jersey Fund on April 3, 1998. No returns have been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between any predecessor share and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes would have been lower.

Portfolio Manager's Report – Columbia New Jersey Intermediate Municipal Bond Fund

For the 12-month period that ended October 31, 2007, Class A shares of Columbia New Jersey Intermediate Municipal Bond Fund returned 1.84% without sales charge. Class Z shares returned 2.10%. By comparison, the fund's benchmark, the Lehman Brothers 3-15 Year Blend Municipal Bond Index, returned 3.41%1, while the Lipper Other States Intermediate Municipal Debt Funds Classification, the fund's peer group, had an average total return of 2.22%.2 We believe that the fund trailed its Lipper peer group average because it had a higher sensitivity to interest changes and higher exposure to lower quality and longer-maturity bonds.

On October 31, 2007, the fund's Class A shares had a 30-day SEC annualized yield of 2.96%. This equaled a taxable equivalent yield of 4.86% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Gains from shorter-maturity and higher quality bonds

Fixed-income markets made limited headway during the past year. Bond yields were volatile, but generally climbed during the first eight months of the period, and bond prices fell. In the last quarter, yields started declining as investors gained confidence that the Federal Reserve Board Open Market Committee (the Fed) would lower the federal funds rate—a key overnight lending rate. The Fed came through with cuts in mid-September and again on October 31. The biggest gainers in this environment were shorter-term bonds, which ended up beating longer-maturity securities for the year. In addition, well-publicized problems in the subprime mortgage market caused liquidity to dry up and the difference in yields for higher and lower quality bonds to widen. As a result, higher quality municipal bonds, which lagged lower quality issues over the past several years, ended up on top for the year.

Exposure to weaker performing sectors

While the fund had more than 80% of its assets invested in high quality bonds, we believe that it also had more exposure to higher-yielding, lower quality bonds than many of its peers, including investments in the tobacco and hospital sectors. While these bonds helped performance during the first nine months of the period, they lost ground during the last quarter. The fund's performance was hurt by it's above-average stake in bonds with maturities of eight or more years and it's below-average stake in bonds with four- to six-year maturities. About 20% of the fund's assets were in pre-refunded bonds, which are high quality issues that did well. Pre-refunding occurs when an issuer takes advantage of lower interest rates by selling a new bond, investing the proceeds in short-term government securities and paying off the old higher rate bond at the earliest opportunity.

1The Lehman Brothers 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/07 ($)

Class A	10.08
Class B	10.08
Class C	10.08
Class T	10.08
Class Z	10.08

Distributions declared per share

11/01/06 – 10/31/07 ($)

Class A	0.36
Class B	0.29
Class C	0.32
Class T	0.38
Class Z	0.39

Distributions include $0.03 per share of taxable realized gains. A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/07 (%)

Class A	2.96
Class B	2.32
Class C	2.67
Class T	3.02
Class Z	3.32

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Portfolio Manager's Report (continued) – Columbia New Jersey Intermediate Municipal Bond Fund

Taxable-equivalent SEC yields

as of 10/31/07 (%)

Class A	4.86
Class B	3.81
Class C	4.39
Class T	4.96
Class Z	5.46

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Top 5 sectors

as of 10/31/07 (%)

Refunded/Escrowed	20.8
Local General Obligations	20.4
State Appropriated	12.3
Water & Sewer	9.1
Special Non-Property Tax	5.2

Sector breakdowns are calculated as a percentage of net assets.

Maturity breakdown

as of 10/31/07 (%)

0-1 years	2.5
1-3 years	14.1
3-5 years	14.6
5-7 years	4.6
7-10 years	19.1
10-15 years	27.7
15-20 years	12.3
20-25 years	0.8
25 years and over	0.5
Cash and Equivalents	3.8

Quality breakdown

as of 10/31/07 (%)

AAA	71.2
AA	7.8
A	4.8
BBB	12.4
Cash and Equivalents	3.8

Quality and maturity breakdowns are calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Concerns about state's credit outlook

We expect economic growth in New Jersey to slow, despite the state's diverse industrial base and below-average unemployment rate of 4.4%. One of the main causes for concern is weakness in the local housing market, which continues to undermine the state's economic, population and tax revenue growth. In addition, structural imbalances remain in the state's budget, with shortfalls predicted for the next fiscal year. However, we believe the fund is well positioned to potentially withstand a weaker environment with its high quality focus, no exposure to state general obligation bonds (which are backed by state tax revenues) and limited exposure to state-appropriated debt.

The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Your fund is actively managed and the composition of its portfolio will change over time.

Understanding Your Expenses – Columbia New Jersey Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

05/01/07 - 10/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,007.71	1,019.00	6.22	6.26	1.23
Class B	1,000.00	1,000.00	1,003.88	1,015.22	10.00	10.06	1.98
Class C	1,000.00	1,000.00	1,005.60	1,016.99	8.24	8.29	1.63
Class T	1,000.00	1,000.00	1,008.22	1,019.51	5.72	5.75	1.13
Class Z	1,000.00	1,000.00	1,008.92	1,020.27	4.96	4.99	0.98

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia New York Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 10/31/07

+2.12

Class A shares (without sales charge)

+3.41

Lehman Brothers 3-15 Year Blend Municipal Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend, growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 09/30/07.

Summary

■  For the 12-month period that ended October 31, 2007, the fund's Class A shares returned 2.12% without sales charge. Class Z shares returned 2.37%.

■  The fund trailed its benchmark, an index that is national in scope.

■  We believe that greater sensitivity to interest rate changes and above-average exposure to bonds on the long end of its intermediate-maturity range accounted for the small difference between the fund's Class A shares and its peer group average.

Portfolio Management

Brian McGreevy has managed the fund since 1997 and has been with the advisor or its predecessors or affiliate organizations since 1994.

Performance Information – Columbia New York Intermediate Municipal Bond Fund

Growth of a $10,000 investment 11/01/97 – 10/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia New York Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. The growth of a $10,000 investment with sales charges for Class A is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/97 – 10/31/07 ($)

Sales charge	without	with
Class A	15,146	14,431
Class B	14,420	14,420
Class C	14,676	14,676
Class T	15,216	14,497
Class Z	15,476	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.15
Class B	1.90
Class C	1.90
Class T	1.05
Class Z	0.90

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class T	0.65
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 08/31/2009. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 10/31/07 (%)

Share class	A		B		C		T		Z
Inception	11/25/02		11/25/02		11/25/02		12/31/91		12/31/91
Sales charge	without	with	without	with	without	with	without	with	without
1-year	2.12	–1.18	1.36	–1.61	1.71	0.72	2.22	–2.62	2.37
5-year	2.95	1.95	2.17	2.17	2.53	2.53	3.04	2.04	3.21
10-year	4.24	3.74	3.73	3.73	3.91	3.91	4.29	3.78	4.46

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	2.20	–1.10	1.44	–1.52	1.80	0.81	2.31	–2.54	2.46
5-year	2.54	1.54	1.76	1.76	2.11	2.11	2.63	1.64	2.79
10-year	4.27	3.76	3.76	3.76	3.94	3.94	4.32	3.81	4.49

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year period), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, respectively, the applicable contingent deferred sales charge of 3.00% for Class B shares in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or the redemption of fund shares.

Class A, Class B and Class C shares are newer classes of shares, initially offered on November 25, 2002. Their returns include returns of Retail A shares (for Class A shares) and Retail B shares (for Class B and Class C shares) of the Galaxy New York Municipal Bond Fund (the "Galaxy New York Fund") for periods prior to November 25, 2002 (adjusted, as applicable, to reflect the sales charges applicable to Class A, Class B and Class C shares). The returns shown for Class T shares include the returns of Retail A shares of the Galaxy New York Municipal Bond Fund for periods prior to November 25, 2002. The returns shown for Class B and Class C shares also include the returns for Retail A shares (adjusted, as applicable, to reflect the sales charges applicable to Class B and Class C shares) for periods prior to the inception of Retail B shares of the Galaxy New York Fund (March 1, 2001). Retail A shares were initially offered on December 31, 1991. The returns for Class Z shares include returns of Trust shares of the Galaxy New York Fund for periods prior to November 18, 2002. Trust shares were initially offered by the Galaxy New York Fund on December 31, 1991. No returns have been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between any predecessor share and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes would have been lower.

Portfolio Manager's Report – Columbia New York Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/07 ($)

Class A	11.54
Class B	11.54
Class C	11.54
Class T	11.54
Class Z	11.54

Distributions declared per share

11/01/06 – 10/31/07 ($)

Class A	0.38
Class B	0.30
Class C	0.34
Class T	0.39
Class Z	0.41

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/07 (%)

Class A	2.97
Class B	2.38
Class C	2.72
Class T	3.07
Class Z	3.38

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

For the 12-month period that ended October 31, 2007, Class A shares of Columbia New York Intermediate Municipal Bond Fund returned 2.12% without sales charge. Class Z shares returned 2.37%. By comparison, the fund's benchmark, the Lehman Brothers 3-15 Year Blend Municipal Bond Index, returned 3.41%1, while the Lipper New York Intermediate Municipal Debt Funds Classification, the fund's peer group, had an average total return of 2.28%.2 The fund benefited from its high quality focus, but lost ground from its interest-rate positioning and an overweight in longer intermediate issues.

On October 31, 2007, the fund's Class A shares had a 30-day SEC annualized yield of 2.97%. This equaled a taxable equivalent yield of 4.91% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Limited progress for bonds

Bonds posted only modest gains, as rising yields during the first eight months of the period pressured bond prices. Uncertainty about the Federal Reserve Board's (the Fed's) next move and fallout from the subprime mortgage crisis added volatility to fixed-income markets. As the year progressed, liquidity dried up and the yield difference between higher and lower quality bonds widened. In mid-June, yields began to decline in anticipation of a Fed rate cut, which finally occurred in mid-September and again on October 31. Shorter-maturity issues benefited the most, beating longer-maturity issues for the year, while higher quality issues outpaced lower quality bonds.

Mix of positives and negatives in fund positioning

The fund benefited from its high quality focus, which included strong gains from AA- and AAA-rated bonds with seven- to 12-year maturities. An underweight in tobacco bonds also helped, as the sector was hurt in the last quarter. Tobacco bonds are lower quality bonds issued by the state and secured by revenues from a financial settlement it has with tobacco companies to help pay cigarette-related health costs and fund anti-smoking campaigns. A number of New York City bonds added further to returns, benefiting from the city's upgrade in June to AA status.

Early in the period, we increased the fund's sensitivity to interest rate changes by adding bonds with 10- to 15-year maturities. In retrospect, this move was somewhat premature and the fund's higher sensitivity to interest rate changes hurt price performance as rates rose during the first eight months of the period. However, we believe this positioning could aid the fund going forward. An overweight in longer-maturity bonds and an underweight in shorter-maturity bonds maturities further hampered returns. A slight bias toward bonds with coupons (or stated interest rates)

1The Lehman Brothers 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager's Report (continued) – Columbia New York Intermediate Municipal Bond Fund

below 5% as well as zero coupon bonds, which are sold at a discount and pay no interest until maturity, also detracted from performance.

Positive outlook for New York

New York appears to be one of the most stable economies in the Northeast, which bodes well for its municipal market. Unemployment was 4.5% at the end of the period, down from a high of 5.8% in 2004. In addition, personal income growth remained strong, buoyed by Wall Street activity. The fiscal outlook for New York City has improved and a weak dollar versus the Canadian dollar has helped cross border sales as Canadian buying power has increased. However, the population decline in upstate New York, potential job cuts on Wall Street in the wake of the subprime mortgage crisis and the state's growing debt burden pose concerns. With a wide difference in credit spreads between higher and lower-rated securities, we plan to increase exposure to A- and BBB-rated names, including tobacco bonds, on the belief that they represent opportunity going forward. We also believe that the municipal market's current yield structure favors bonds with maturities between eight and twelve years, and any new purchases for the fund are likely to be in this range.

The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Your fund is actively managed and the composition of its portfolio will change over time.

Taxable-equivalent SEC yields

as of 10/31/07 (%)

Class A	4.91
Class B	3.93
Class C	4.49
Class T	5.07
Class Z	5.58

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Top 5 sectors

as of 10/31/07 (%)

Refunded/Escrowed	25.0
Local General Obligations	14.4
State Appropriated	13.6
Education	9.6
Special Non-Property Tax	8.3

Sector breakdowns are calculated as a percentage of net assets.

Maturity breakdown

as of 10/31/07 (%)

0-1 years	3.8
1-3 years	15.5
3-5 years	16.9
5-7 years	9.7
7-10 years	15.8
10-15 years	23.6
15-20 years	11.8
20-25 years	1.3
Cash and Equivalents	1.6

Quality breakdown

as of 10/31/07 (%)

AAA	63.4
AA	22.8
A	6.2
BBB	5.7
Cash and Equivalents	1.6
Non Rated	0.3

Quality and maturity breakdowns are calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Understanding Your Expenses – Columbia New York Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

05/01/07 – 10/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,010.59	1,019.91	5.32	5.35	1.05
Class B	1,000.00	1,000.00	1,006.81	1,016.13	9.10	9.15	1.80
Class C	1,000.00	1,000.00	1,008.62	1,017.90	7.34	7.37	1.45
Class T	1,000.00	1,000.00	1,011.09	1,020.42	4.82	4.84	0.95
Class Z	1,000.00	1,000.00	1,011.90	1,021.17	4.06	4.08	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Rhode Island Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended October 31, 2007, the fund's Class A shares returned 2.11% without sales charge. Class Z shares returned 2.36%.

■  The fund lagged its benchmark.

■  The fund's high quality focus helped it stay competitive with its peer group.

Portfolio Management

Brian McGreevy has managed the fund since 1997 and has been with the advisor or its predecessors or affiliate organizations since 1994.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 10/31/07

+2.11%

Class A shares (without sales charge)

+3.41%

Lehman Brothers 3-15 Year Blend Municipal Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend, growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 09/30/07.

Performance Information – Columbia Rhode Island Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.11
Class B	1.86
Class C	1.86
Class T	0.86
Class Z	0.86

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 11/01/97 – 10/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Rhode Island Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. The growth of a $10,000 investment with sales charge for Class A is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/97 – 10/31/07 ($)

Sales charge	without	with
Class A	15,125	14.412
Class B	14,361	14,361
Class C	14,612	14,612
Class T	15,309	14,587
Class Z	15,316	n/a

Average annual total return as of 10/31/07 (%)

Share class	A		B		C		T		Z
Inception	11/18/02		11/18/02		11/18/02		12/20/94		06/19/00
Sales charge	without	with	without	with	without	with	without	with	without
1-year	2.11	–1.24	1.35	–1.60	1.70	0.71	2.36	–2.51	2.36
5-year	2.89	1.89	2.12	2.12	2.47	2.47	3.14	2.14	3.14
10-year	4.22	3.72	3.69	3.69	3.87	3.87	4.35	3.85	4.36

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	2.30	–1.06	1.55	–1.42	1.89	0.91	2.55	–2.33	2.55
5-year	2.54	1.55	1.77	1.77	2.12	2.12	2.78	1.79	2.79
10-year	4.26	3.75	3.72	3.72	3.90	3.90	4.38	3.87	4.38

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year period), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, respectively, the applicable contingent deferred sales charge of 3.00% for Class B shares in the first year, declining to 1.00% in the fourth year and eliminated there after for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or the redemption of fund shares.

Class A, Class B and Class C shares are newer classes of shares, initially offered on November 18, 2002. Their returns include returns of Retail A shares (for Class A shares) and Retail B shares (for Class B and Class C shares) of the Galaxy Rhode Island Municipal Bond Fund (the "Galaxy Rhode Island Fund") for periods prior to November 18, 2002 (adjusted, as applicable, to reflect the sales charges applicable to Class A, Class B and Class C shares). The returns shown for Class T shares include the returns of Retail A shares of the Galaxy Rhode Island Municipal Bond Fund for periods prior to November 18, 2002. The returns shown for Class B and Class C shares also include the returns for Retail A shares (adjusted, as applicable, to reflect the sales charges applicable to Class B and Class C shares) for periods prior to the inception of Retail B shares of the Galaxy Rhode Island Fund (March 1, 2001). Retail A shares were initially offered on December 20, 1994. The returns for Class Z shares include returns of Trust shares of the Galaxy Rhode Island Fund for periods prior to November 18, 2002. The returns of Retail A shares of the Galaxy Rhode Island Fund for periods prior to June 19, 2000, the date on which Trust shares were initially offered by the Galaxy Rhode Island Fund. No returns have been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between any predecessor share and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes would have been lower.

Portfolio Manager's Report – Columbia Rhode Island Intermediate Municipal Bond Fund

For the 12-month period that ended October 31, 2007, Class A shares of Columbia Rhode Island Intermediate Municipal Bond Fund returned 2.11% without sales charge. Class Z shares returned 2.36%. By comparison, the fund's benchmark, the Lehman Brothers 3-15 Year Blend Municipal Bond Index, returned 3.41%1, while the Lipper Other States Intermediate Municipal Debt Funds Classification, the fund's peer group, had an average total return of 2.22%.2 Relative to its peer group, the fund benefited from having a high quality focus, but lost some ground because of its maturity positioning.

On October 31, 2007, the fund's Class A shares had a 30-day SEC annualized yield of 3.00%. This equaled a taxable equivalent yield of 5.12% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Shift in leadership to short-maturity and high quality issues

Uncertainty over the outlook for interest rates and instability from the subprime mortgage sector spread volatility across the bond market. Yields were choppy but generally trended higher through June, sending bond prices lower. In the last quarter of the period, however, yields reversed course and rallied, propelled by expectations that the Federal Reserve Board Open Market Committee would lower a key short-term interest rate, which it did in both September and October. Short-term bonds were the biggest beneficiaries of the rate cuts, outperforming longer-term bonds for the year. In the second half, liquidity began to dry up and the yield difference between high and low quality bonds widened. High quality municipal bonds, which had been laggards earlier on, benefited, beating lower quality municipal issues for the year.

Gains from high quality focus

The fund was well positioned for the market's quality shift with over 86% of its assets in AAA-rated bonds and minimal exposure to BBB-rated bonds. A sizable portion of the AAA-rated bonds were pre-refunded bonds, which did particularly well. Pre-refunding occurs when an issuer takes advantage of lower interest rates by selling a new bond, investing the proceeds in short-term government securities, and paying off the old higher rate bond at the earliest opportunity. Some choices, however, hindered returns, including our decision to have slightly less emphasis on short-term bonds with four- to seven-year maturities, which were among the period's strongest performers.

1The Lehman Brothers 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/07 ($)

Class A	11.05
Class B	11.05
Class C	11.05
Class T	11.05
Class Z	11.05

Distributions declared per share

11/01/06 – 10/31/07 ($)

Class A	0.39
Class B	0.31
Class C	0.35
Class T	0.42
Class Z	0.42

Distributions include $0.01 per share of taxable realized gains. A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/07 (%)

Class A	3.00
Class B	2.40
Class C	2.75
Class T	3.23
Class Z	3.40

The 30-day SEC yields reflect the fund's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Portfolio Manager's Report (continued) – Columbia Rhode Island Intermediate Municipal Bond Fund

Taxable-equivalent SEC yields

as of 10/31/07 (%)

Class A	5.12
Class B	4.10
Class C	4.70
Class T	5.52
Class Z	5.81

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Top 5 sectors

as of 10/31/07 (%)

Refunded/Escrowed	23.7
Education	16.1
Local General Obligations	15.9
Local Appropriated	9.2
State General Obligations	7.3

Sector breakdowns are calculated as a percentage of net assets.

Maturity breakdown

as of 10/31/07 (%)

0-1 years	0.9
1-3 years	13.3
3-5 years	13.1
5-7 years	13.3
7-10 years	19.3
10-15 years	20.4
15-20 years	16.1
20-25 years	1.8
Cash and Equivalents	1.8

Quality breakdown

as of 10/31/07 (%)

AAA	89.3
AA	5.3
A	1.4
BBB	1.5
Cash and Equivalents	1.8
Non Rated	0.7

Quality and maturity breakdowns are calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

New additions in education sector

New issuance, which is typically light in Rhode Island, slowed during the past six months. We were able to add some higher quality issues, including 10-year bonds issued by Brown University as well as 15-year bonds issued by Providence schools. We passed, however, on some of the higher-yielding housing and tobacco deals that came to market because they did not fit our investment criteria.

Relatively stable outlook for state

Although Rhode Island has recently shown signs of slowing economic growth, its fiscal outlook has improved, which bodes well for the local municipal market. Unemployment reached 4.7% in October, down from 5.25% in 2004, while job growth in financial services, health care, education and administrative services more than offset declining manufacturing in the state. Going forward, however, we believe that rising mortgage delinquencies and high tax rates could hamper Rhode Island's economic progress. We plan to keep our focus on high quality bonds, including education issues that are less vulnerable to an economic slowdown and can help diversify the portfolio's risk.

The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Your fund is actively managed and the composition of its portfolio will change over time.

Understanding Your Expenses – Columbia Rhode Island Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

05/01/07 – 10/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,011.80	1,019.66	5.58	5.60	1.10
Class B	1,000.00	1,000.00	1,008.02	1,015.88	9.36	9.40	1.85
Class C	1,000.00	1,000.00	1,009.68	1,017.64	7.60	7.63	1.50
Class T	1,000.00	1,000.00	1,013.01	1,020.92	4.31	4.33	0.85
Class Z	1,000.00	1,000.00	1,013.01	1,020.92	4.31	4.33	0.85

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Investment Portfolio – Columbia Connecticut Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds – 97.6%

	Par ($)	Value ($)
Education – 7.1%
Education – 6.0%
CT Health & Educational Facilities Authority
Connecticut College: Series 2007 F, Insured: MBIA 4.125% 07/01/24	1,505,000	1,460,903
Series 2002 E, Insured: MBIA: 5.000% 07/01/14	500,000	532,035
5.250% 07/01/22	400,000	426,776
Miss Porters School, Series 2006 B, Insured: AMBAC 4.500% 07/01/29	600,000	596,676
Greenwich Academy Series 2007 E, Insured: FSA 5.250% 03/01/26	2,000,000	2,251,460
Trinity College: Series 1998 F, Insured: MBIA 5.500% 07/01/21	500,000	570,965
Series 2004 H, Insured: MBIA 5.000% 07/01/25	540,000	564,224
CT University of Connecticut
Student Fee, Series 2002 A, 5.250% 05/15/14	1,185,000	1,264,134
PR Commonwealth of Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities
Universidad Interamericana de Puerto Rico, Inc., Series 1998 A, Insured: MBIA: 5.250% 10/01/12	725,000	760,076
5.375% 10/01/13	975,000	1,025,798
5.500% 10/01/14	650,000	686,095
Education Total		10,139,142
Prep School – 1.1%
CT Health & Educational Facility Authority
Loomis Chaffee School, Series 2005 F, Insured: AMBAC 5.250% 07/01/27	1,670,000	1,862,484
Prep School Total		1,862,484
Education Total		12,001,626

	Par ($)	Value ($)
Health Care – 5.3%
Continuing Care Retirement – 0.3%
CT Development Authority
Elim Park Baptist, Inc., Series 2003, 5.750% 12/01/23	500,000	517,320
Continuing Care Retirement Total		517,320
Hospitals – 4.1%
CT Health & Educational Facilities Authority
Hospital For Special Care, Series 2007 C, Insured: RAD 5.250% 07/01/27	750,000	769,388
Hospital for St. Raphael, Series 1993 H, Insured: AMBAC 5.300% 07/01/10	2,740,000	2,875,082
Middlesex Hospital, Series 1997 H, Insured: MBIA 5.000% 07/01/12	1,060,000	1,071,649
William W. Backus Hospital, Series 2005 G, Insured: FSA 5.000% 07/01/24	2,060,000	2,147,735
Hospitals Total		6,863,854
Intermediate Care Facilities – 0.2%
CT Health & Educational Facilities Authority
Village for Families & Children, Inc., Series 2002 A, Insured: AMBAC 5.000% 07/01/23	260,000	269,441
Intermediate Care Facilities Total		269,441
Nursing Homes – 0.7%
CT Development Authority
Alzheimers resident Center Series 2007, 5.200% 08/15/17	1,285,000	1,279,063
Nursing Homes Total		1,279,063
Health Care Total		8,929,678
Housing – 1.8%
Single-Family – 1.8%
CT Housing Finance Authority
Mortgage Finance Program: Series 1996 C-1, 6.000% 11/15/10	815,000	840,281

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Series 2005 D-1, 4.100% 05/15/17	2,200,000	2,207,040
Single-Family Total		3,047,321
Housing Total		3,047,321
Other – 23.1%
Other – 0.2%
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B, 5.000% 12/01/14	360,000	378,421
Other Total		378,421
Pool/Bond Bank – 1.9%
CT Revolving Fund
Series 2003 A, 5.000% 10/01/19	1,000,000	1,055,970
Series 2003 B: 5.000% 10/01/12	1,000,000	1,065,330
5.000% 10/01/15	1,000,000	1,086,690
Pool/Bond Bank Total		3,207,990
Refunded/Escrowed (a) – 21.0%
CT Bridgeport
Series 2000 A, Pre-refunded 07/15/10, Insured: FGIC 6.000% 07/15/13	2,000,000	2,150,820
CT Fairfield
Series 1998, Pre-refunded 01/01/08, 5.000% 01/01/18	1,100,000	1,124,618
Series 2002 A, Pre-refunded 04/01/12, 5.000% 04/01/22	2,200,000	2,332,044
CT Health & Educational Facilities Authority
Connecticut College, Series 2000 D-1, Pre-refunded 07/01/10, Insured: MBIA 5.750% 07/01/30	1,250,000	1,334,650
Fairfield University, Series 1999 I, Pre-refunded 07/01/09, Insured: MBIA 5.250% 07/01/25	2,000,000	2,076,620

	Par ($)	Value ($)
Trinity College, Series 2001 G, Pre-refunded 07/01/11, Insured: AMBAC: 5.000% 07/01/31	1,000,000	1,061,020
5.500% 07/01/15	2,825,000	3,045,604
CT New Canaan
Series 1999, Pre-refunded 02/01/09, 4.750% 02/01/18	500,000	508,170
CT New Haven
Series 2002 B, Escrowed to Maturity, Insured: FGIC 5.375% 11/01/12	5,000	5,427
Series 2002 C: Escrowed to Maturity, Insured: MBIA 5.000% 11/01/18	15,000	15,966
Pre-refunded 11/01/12, Insured: MBIA 5.000% 11/01/18	1,985,000	2,124,903
Series 2003 A, Pre-refunded 11/01/13, Insured: FGIC 5.250% 11/01/16	170,000	186,774
CT Seymour
Series 2001 B, Pre-refunded 08/01/11, Insured: MBIA 5.250% 08/01/15	1,100,000	1,169,025
CT Special Assessment Second Injury Fund Revenue
Series 2000 A, Escrowed to Maturity, Insured: FSA 5.250% 01/01/10	2,000,000	2,076,140
CT Stamford
Series 2002, Pre-refunded 08/15/12, 5.000% 08/15/19	1,000,000	1,065,560
CT State
Series 1993 B, Escrowed to Maturity, 5.400% 03/15/08	10,000	10,073
Series 1993 E, Escrowed to Maturity, 6.000% 03/15/12	25,000	27,512

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Series 1999 A, Pre-refunded 06/15/09, 5.250% 06/15/10	2,025,000	2,102,335
Series 1999 B, Pre-refunded 11/01/09, 5.750% 11/01/11	1,000,000	1,054,220
Series 2000 A, Pre-refunded 04/15/10, 5.500% 04/15/19	865,000	915,187
CT Torrington
Series 1999, Pre-refunded 09/15/09, Insured: FGIC 5.125% 09/15/12	1,300,000	1,352,260
CT University of Connecticut
Series 2000 A, Pre-refunded 03/01/10, Insured: FGIC 5.375% 03/01/19	2,000,000	2,105,820
Series 2002 A, Pre-refunded 04/01/12, 5.375% 04/01/13	1,000,000	1,076,080
CT Westport
Series 1999, Pre-refunded 07/15/09, 5.000% 07/15/18	1,890,000	1,957,775
Series 2000, Pre-refunded 08/15/10: 5.375% 08/15/14	550,000	578,716
5.375% 08/15/15	1,550,000	1,630,925
Series 2001, Pre-refunded 12/01/11, 5.000% 12/01/16	1,155,000	1,223,515
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2000 A, Economically Defeased to Maturity, 5.500% 10/01/40	1,000,000	1,054,590
Refunded/Escrowed Total		35,366,349
Other Total		38,952,760

	Par ($)	Value ($)
Other Revenue – 1.1%
Recreation – 1.1%
CT Development Authority
Mystic Marinelife Aquarium, Series 2007 A, Insured: AMBAC 4.625% 05/01/37	2,000,000	1,917,680
Recreation Total		1,917,680
Other Revenue Total		1,917,680
Tax-Backed – 51.9%
Local General Obligations – 22.6%
CT Bridgeport
Series 2002 A, Insured: FGIC 5.375% 08/15/14	1,600,000	1,720,176
Series 2004 C, Insured: MBIA 5.250% 08/15/17	1,500,000	1,654,905
CT Colchester
Series 1997 A, Insured: AMBAC 5.400% 08/15/10	885,000	931,914
CT Danbury
Series 1995, 5.625% 02/01/13	200,000	219,506
Series 2004, Insured: FGIC 4.750% 08/01/16	1,270,000	1,350,861
CT East Haven
Series 2003, Insured: MBIA 5.000% 09/01/15	640,000	695,962
CT Easton
Series 2001, 4.750% 10/15/21	855,000	875,084
CT Fairfield
Series 2004, 4.500% 01/01/16	1,690,000	1,759,138
CT Farmington
Series 2002, 5.000% 09/15/19	820,000	869,807
CT Hartford County Metropolitan District
Series 1989, 6.700% 10/01/09	250,000	265,145

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Series 2002, 5.000% 04/01/19	1,205,000	1,272,950
CT Hartford
Series 2003, Insured: FSA 4.750% 12/01/15	2,065,000	2,200,051
Series 2005 C, Insured: MBIA 5.000% 09/01/19	2,085,000	2,275,798
Series 2006, Insured: AMBAC 5.000% 07/15/22	600,000	636,906
CT Montville
Series 1994, 5.300% 12/01/09	370,000	384,315
CT New Britain
Series 2006, Insured: AMBAC 5.000% 04/15/17	1,165,000	1,262,347
CT New Haven
Series 2002 B, Insured: FGIC 5.375% 11/01/12	995,000	1,078,003
Series 2003 A, Insured: FGIC 5.250% 11/01/16	1,830,000	1,991,937
CT New London
Series 2003 C, Insured: AMBAC 5.000% 02/01/17	1,290,000	1,366,123
CT New Milford
Series 2004, Insured: AMBAC 5.000% 01/15/16	1,025,000	1,114,647
CT North Haven
Series 2007: 4.750% 07/15/24	1,150,000	1,235,364
4.750% 07/15/25	1,150,000	1,232,858
CT Regional School District No. 15
Series 2003, Insured: FGIC: 5.000% 02/01/15	1,105,000	1,198,262
5.000% 02/01/16	1,025,000	1,114,985
CT Stamford
Series 2003 B: 5.250% 08/15/16	1,650,000	1,837,423
5.250% 08/15/17	1,125,000	1,253,734

	Par ($)	Value ($)
CT Watertown
Series 2005, Insured: MBIA 5.000% 08/01/17	1,060,000	1,151,785
CT Weston
Series 2004, 5.250% 07/15/15	1,300,000	1,439,373
CT Westport
Series 2003, 5.000% 08/15/18	1,200,000	1,282,872
CT Windham
Series 2004, Insured: MBIA 5.000% 06/15/15	785,000	851,230
PR Commonwealth of Puerto Rico Municipal Finance Agency
Series 1999 A, Insured: FSA 5.750% 08/01/12	1,500,000	1,571,355
Local General Obligations Total		38,094,816
Special Non-Property Tax – 10.3%
CT Special Tax Obligation Revenue
Transportation Infrastructure: Series 1992 B, 6.125% 09/01/12	400,000	434,396
Series 1993 A, 5.375% 09/01/08	750,000	762,218
Series 1998 A, Insured: FGIC: 5.250% 10/01/14	2,100,000	2,151,996
5.500% 10/01/12	3,250,000	3,538,112
Series 2003 B, Insured: FGIC 5.000% 01/01/23	800,000	835,504
NJ Economic Development Authority
Series 2004 A, 5.500% 06/15/24	1,000,000	1,024,490
OH Hamilton County Sales Tax Revenue
Series 2000 B, Insured: AMBAC (b) 12/01/28	3,000,000	1,115,010
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 1998, Insured: MBIA 5.250% 07/01/14	2,615,000	2,670,673

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Series 2002 E, Insured: FSA 5.500% 07/01/17	1,870,000	2,108,930
Series 2006 BB, Insured: FSA 5.250% 07/01/22	2,500,000	2,782,225
Special Non-Property Tax Total		17,423,554
State Appropriated – 4.5%
CT State Certificates of Participation
Juvenile Training School, Series 2001, 5.250% 12/15/14	1,565,000	1,675,928
CT University of Connecticut
Series 2002 A, 5.000% 04/01/10	1,085,000	1,124,917
Series 2004 A, Insured: MBIA 5.000% 01/15/13	2,000,000	2,132,520
Series 2007 A, 4.000% 04/01/24	2,100,000	2,011,947
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A, 5.750% 08/01/27	700,000	742,518
State Appropriated Total		7,687,830
State General Obligations – 14.5%
CT State
Series 1993 E, 6.000% 03/15/12	975,000	1,071,652
Series 2000 C, 5.375% 12/15/10	1,000,000	1,057,390
Series 2001, Insured: FSA 5.500% 12/15/14	1,500,000	1,670,700
Series 2003 E, Insured: FGIC 5.000% 08/15/21	1,000,000	1,050,630
Series 2005 B, Insured: AMBAC 5.250% 06/01/20	600,000	667,284
Series 2005 D, Insured: FGIC 5.000% 11/15/23	4,000,000	4,224,720
PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority
Series 2004 A, 5.000% 07/01/30	1,000,000	1,038,250

	Par ($)	Value ($)
PR Commonwealth of Puerto Rico
Capital Appreciation, Series 1998, Insured: MBIA: (b) 07/01/14	4,500,000	3,505,815
6.000% 07/01/16	1,000,000	1,159,500
Public Improvement: Series 1998: Insured: FSA 5.250% 07/01/10	1,250,000	1,307,437
Insured: MBIA 5.250% 07/01/15	3,000,000	3,299,370
Series 2002 A, Insured: FGIC 5.500% 07/01/20	3,000,000	3,411,570
Series 2006 A, 5.250% 07/01/23	1,000,000	1,045,960
State General Obligations Total		24,510,278
Tax-Backed Total		87,716,478
Utilities – 7.3%
Investor Owned – 1.2%
CT Development Authority
Pollution Control Revenue, Connecticut Light & Power Co., Series 1993 A, 5.850% 09/01/28	2,000,000	2,055,000
Investor Owned Total		2,055,000
Joint Power Authority – 1.3%
CT State Municipal Electric Energy Cooperative Power Supply Systems
Series 2006 A, Insured: AMBAC 5.000% 01/01/22	2,000,000	2,119,020
Joint Power Authority Total		2,119,020
Municipal Electric – 0.7%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2003 NN, Insured: MBIA 5.250% 07/01/19	1,000,000	1,109,660
Municipal Electric Total		1,109,660
Water & Sewer – 4.1%
CT Clean Water Fund
Series 1993, 6.000% 10/01/12	1,200,000	1,297,728
Series 1999, 5.250% 07/15/11	1,500,000	1,557,150

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
CT Greater New Haven Water Pollution Control Authority
Series 2005 A, Insured: MBIA 5.000% 11/15/30	2,500,000	2,593,750
CT South Central Regional Water Authority
Series 2007 A, 5.250% 08/01/22	1,370,000	1,520,494
Water & Sewer Total		6,969,122
Utilities Total		12,252,802
Total Municipal Bonds (cost of $160,892,911)		164,818,345
	Shares
Investment Company – 0.5%
Dreyfus Tax-Exempt Cash Management Fund	908,432	908,432
(7 day yield of 3.000%)
Total Investment Company (cost of $908,431)		908,432
Short-Term Obligations – 1.1%
	Par ($)
Variable Rate Demand Notes (c) – 1.1%
FL Pinellas County Health Facilities Authority
All Children's Hospital, Series 1985, Insured: AMBAC, SPA: Wachovia Bank N.A. 3.600% 12/01/15	1,000,000	1,000,000
MO Health & Educational Facilities Authority
St. Louis University, Series 2006 A, Insured: MBIA, SPA: Bank of New York 3.480% 10/01/35	100,000	100,000
TX Harris County Health Facilities Development Corp.
Texas Medical Center, Series 2006, Insured: MBIA, SPA: JPMorgan Chase Bank 3.580% 05/01/35	300,000	300,000
WA State Housing Finance Commission
Franke Tobey Jones, Series 2003, LOC: Wells Fargo Bank N.A. 3.510% 09/01/33	200,000	200,000

	Par ($)	Value ($)
WY Uinta County
Chevron Corp., Series 1997, 3.530% 04/01/10	200,000	200,000
Variable Rate Demand Notes Total		1,800,000
Total Short-Term Obligations (cost of $1,800,000)		1,800,000
Total Investments – 99.2% (cost of $163,601,342)(d)		167,526,777
Other Assets & Liabilities, Net – 0.8%		1,369,736
Net Assets – 100.0%		168,896,513

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at October 31, 2007.

(d)  Cost for federal income tax purposes is $163,657,295.

At October 31, 2007, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	51.9
Refunded/Escrowed	21.0
Utilities	7.3
Education	7.1
Health Care	5.3
Other	2.1
Housing	1.8
Other Revenue	1.1
97.6
Short-Term Obligations	1.1
Investment Company	0.5
Other Assets & Liabilities, Net	0.8
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

RAD	Radian Asset Assurance

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds – 98.0%

	Par ($)	Value ($)
Education – 3.1%
Education – 3.1%
CT Health & Educational Facilities Authority
Trinity College, Series 1998 F, Insured: MBIA 5.500% 07/01/21	1,000,000	1,141,930
FL Broward County Educational Facilities Authority
Nova Southeastern University, Series 2004 B, 5.250% 04/01/17	610,000	634,540
FL Volusia County Educational Facilities Authority
Embry-Riddle Aeronautical University, Series 1999 A, 5.750% 10/15/29	2,380,000	2,416,676
IL Finance Authority
DePaul University, Series 2004 A: 5.375% 10/01/17	1,000,000	1,072,650
5.375% 10/01/18	2,000,000	2,144,200
KS Development Finance Authority
Board of Regents Scientific Research, Series 2003, Insured: AMBAC 5.000% 10/01/19	2,000,000	2,119,680
Regents-Wichita University, Series 2000 B, Insured: AMBAC 5.900% 04/01/15	2,000,000	2,106,920
KS Washburn University
Topeka Living Learning, Series 2004, Insured: AMBAC 5.000% 07/01/18	900,000	953,244
MA College Building Authority
Series 1994 A, 7.500% 05/01/14	500,000	592,390
MA Industrial Finance Agency
Tufts University, Series 1998 H, Insured: MBIA 5.500% 02/15/12	2,000,000	2,155,840
MD Health & Higher Educational Facilities Authority
Johns Hopkins University, Series 1998, 6.000% 07/01/10	1,500,000	1,597,755

	Par ($)	Value ($)
MO Health & Educational Facilities Authority
St. Louis University, Series 1998, 5.500% 10/01/16	1,000,000	1,111,140
Washington University, Series 2001 A, 5.500% 06/15/16	1,000,000	1,124,020
NY Dormitory Authority
Series 2005 B, Insured: FGIC 5.500% 07/01/21	7,345,000	8,337,971
St. John's University, Series 2007 C, Insured: MBIA 5.250% 07/01/23	5,245,000	5,833,856
University of Rochester, Series 2007 A-1: 5.000% 07/01/21	6,070,000	6,417,022
5.000% 07/01/22	4,000,000	4,216,240
PA Erie Higher Education Building Authority
Mercyhurst College, Series 2004 B, 5.000% 03/15/14	255,000	261,699
PA Higher Educational Facilities Authority
Bryn Mawr College, Series 2002, Insured: AMBAC 5.250% 12/01/12	1,500,000	1,616,160
State Systems Higher Education, Series 2001 T, Insured: AMBAC 5.000% 06/15/12	750,000	786,165
University of Sciences, Series 2005 A, Insured: XLCA 5.000% 11/01/16	360,000	383,440
Widener University, Series 2003, 5.000% 07/15/10	500,000	511,385
PA University
Series 2002, 5.250% 08/15/11	1,000,000	1,061,540
RI Health & Educational Building Corp.
Series 2003, Insured: XLCA 5.250% 04/01/15	1,500,000	1,600,980

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
TN Metropolitan Government, Nashville & Davidson County, Health & Educational Facilities Board
Meharry Medical College, Series 1996, Insured: AMBAC: 6.000% 12/01/09	595,000	625,107
6.000% 12/01/16	500,000	570,230
TX Alamo Community College District
Series 2001, Insured: FSA 5.375% 11/01/16	540,000	574,997
TX Houston Community College System
Series 2001 A, Insured: MBIA 5.375% 04/15/15	520,000	549,385
TX Public Finance Authority
Stephen F. Austin University, Series 2005, Insured: MBIA 5.000% 10/15/19	2,000,000	2,116,920
TX University of Texas
Series 2004 A, 5.250% 08/15/17	2,000,000	2,202,100
Series 2007 B, 5.250% 07/01/21	13,680,000	15,131,174
Education Total		71,967,356
Education Total		71,967,356
Health Care – 10.3%
Continuing Care Retirement – 2.3%
CO Health Facilities Authority
Covenant Retirement Communities, Inc., Series 2005, 5.000% 12/01/18	1,000,000	1,007,230
FL Lee County Industrial Development Authority
Shell Point, Series 2007, 5.000% 11/15/22	7,650,000	7,483,765
FL Sarasota County Health Facilities Authority
Village on the Isle, Series 2007, 5.500% 01/01/27	4,000,000	3,916,240
FL St. John's County Industrial Development Authority
Vicars Landing, Series 2007, 5.000% 02/15/17	1,765,000	1,791,087

	Par ($)	Value ($)
IL Finance Authority Revenue
Sedgebrook, Inc., Series A: 5.400% 11/15/16	2,165,000	2,164,957
5.875% 11/15/22	8,000,000	8,105,680
IN Health & Educational Facility Financing Authority
Baptist Homes of Indiana, Series 2005, 5.250% 11/15/25	6,000,000	6,062,520
KS Lenexa
Lakeview Village, Inc., Series 2007, 5.250% 05/15/22	2,650,000	2,633,968
MA Development Finance Agency
First Mortgage Orchard Cove, Series 2007, 5.000% 10/01/17	2,000,000	1,931,660
MD Howard County Retirement Authority
Columbia Vantage House Corp., Series 2007 A, 5.250% 04/01/27	1,500,000	1,436,550
MO St. Louis Industrial Development Authority
St. Andrews Resources for Seniors, Series 2007 A, 6.250% 12/01/26	7,000,000	7,151,690
NC Medical Care Commission
Givens Estates, Series 2007, 5.000% 07/01/27	6,250,000	5,912,687
PA Delaware County Authority
Dunwoody Village, Inc., Series 2003 A, 5.000% 04/01/09	500,000	505,015
TX Tarrant County Cultural Education Facilities Finance Corp.
Air Force Village, Series 2007, 5.125% 05/15/27	3,750,000	3,697,575
Continuing Care Retirement Total		53,800,624
Hospitals – 7.7%
AL Health Care Authority for Baptist Health
Series 2006 D, 5.000% 11/15/18	2,250,000	2,275,177
AL University at Birmingham Hospital
Series 2006 A, 5.000% 09/01/21	2,200,000	2,243,934

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
AR Washington County Hospital
Washington Regional Medical Center, Series 2005 B: 5.000% 02/01/16	1,000,000	1,021,880
5.000% 02/01/17	2,000,000	2,036,360
AZ Maricopa County Industrial Development Authority
Catholic Healthcare West, Series 2007 A, 5.000% 07/01/18	3,500,000	3,632,965
CA Health Facilities Financing Authority
Catholic Healthcare West, Series 2004, 4.450% 07/01/26	1,010,000	1,030,150
Series 2005, 5.000% 11/15/18	2,500,000	2,590,325
CA Loma Linda Hospital
Loma Linda University Medical Center, Series 2005 A, 5.000% 12/01/19	10,390,000	10,485,900
CA Municipal Finance Authority
Community Hospital Central California, Series 2007: 5.000% 02/01/21	1,070,000	1,062,756
5.000% 02/01/22	1,500,000	1,480,335
FL Escambia County Health Facilities Authority
Ascension Health, Series 2003 A: 5.250% 11/15/11	2,125,000	2,240,961
5.250% 11/15/14	1,000,000	1,069,870
FL Highlands County Health Facilities Authority
Adventist Health Systems: Series 2005 A, 5.000% 11/15/20	1,000,000	1,028,640
Series 2005 B: 5.000% 11/15/20	1,000,000	1,028,640
5.000% 11/15/22	1,000,000	1,022,560
Adventist Hinsdale Hospital, Series 2005 A, 5.000% 11/15/22	1,000,000	1,022,560
FL Hillsborough County Industrial Development Authority
Tampa General Hospital, Series 2003 A, 5.000% 10/01/18	1,000,000	1,022,550
FL Lee Memorial Health System Hospital Board
Series 2002 A, Insured: FSA 5.750% 04/01/15	1,000,000	1,082,790

	Par ($)	Value ($)
FL Marion County Hospital District
Munroe Regional Medical Center, Series 1999, 5.250% 10/01/11	1,935,000	2,009,072
FL Miami-Dade County Public Facilities
Series 2005 B, Insured: MBIA 5.000% 06/01/19	2,000,000	2,092,340
FL Orange County Health Facilities Authority
Series 1996 A, Insured: MBIA 6.250% 10/01/16	1,700,000	1,963,500
FL Sarasota County Public Hospital Board
Series 1998 B, Insured: MBIA 5.250% 07/01/11	1,750,000	1,850,730
FL South Broward Hospital District
Series 2003 A, Insured: MBIA: 5.250% 05/01/12	3,955,000	4,210,374
5.250% 05/01/13	1,500,000	1,608,345
FL St. Petersburg Health Facilities Authority
All Children's Hospital, Series 2002, Insured: AMBAC: 5.500% 11/15/14	1,720,000	1,857,015
5.500% 11/15/15	1,995,000	2,153,922
5.500% 11/15/16	1,980,000	2,133,014
FL Tampa Health Systems
Catholic Health East, Series 1998 A-1, Insured: MBIA: 5.500% 11/15/13	6,080,000	6,631,274
5.500% 11/15/14	6,000,000	6,594,780
GA Fulton DeKalb Hospital Authority
Series 2003, Insured: FSA 5.250% 01/01/16	1,000,000	1,076,150
IN Health and Educational Facilities Finance Authority
Laporte Regional Health System, Inc., Series 2006 B, 5.000% 02/15/21	3,330,000	3,381,682
KS Development Finance Authority Health Facilities
Sisters of Charity Leavenworth, Series 1998, Insured: MBIA 5.000% 12/01/14	955,000	971,636

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
KS Lawrence Memorial Hospital
Series 2003, 5.250% 07/01/11	1,005,000	1,048,788
KS Manhattan Hospital
Mercy Health Care Center, Series 2001, Insured: FSA 5.250% 08/15/10	1,005,000	1,039,029
KS Wichita Hospital
Series 2001 III, 6.250% 11/15/18	5,000,000	5,390,350
MA Health & Educational Facilities Authority
Partners HealthCare System, Inc., Series 2001 C: 6.000% 07/01/14	1,000,000	1,077,230
6.000% 07/01/17	45,000	48,764
NC Albemarle Hospital Authority
Series 2007: 5.250% 10/01/21	3,000,000	3,039,210
5.250% 10/01/27	3,700,000	3,686,236
NC Charlotte-Mecklenburg Hospital Authority
Carolina Healthcare Systems, Series 2007 A, 5.000% 01/15/21	3,715,000	3,825,261
NC Medical Care Commission Health Care Facilities
Carolina Medicorp, Inc., Series 1996, 5.125% 05/01/16	4,000,000	4,004,000
NH Health & Education Facilities Authority
Southern New Hampshire Medical Center, Series 2007, 5.250% 10/01/23	7,000,000	7,184,800
NM Farmington Hospital
San Juan Regional Medical Center, Inc., Series 2004 A, 5.125% 06/01/18	500,000	514,460
NY Dormitory Authority
North Shore Long Island Jewish Health, Series 2007 A, 5.000% 05/01/24	1,000,000	1,020,470
North Shore University Hospital,
Series 2007: 5.000% 05/01/21	2,000,000	2,054,820
5.000% 05/01/22	2,000,000	2,048,640

	Par ($)	Value ($)
NY Monroe County Industrial Development Agency
Highland Hospital of Rochester, Series 2005: 5.000% 08/01/14	730,000	756,930
5.000% 08/01/15	545,000	564,789
OH Lakewood
Lakewood Hospital Association, Series 2003, 5.500% 02/15/14	1,400,000	1,484,056
OH Lorain County Hospital
Catholic Healthcare Partnerships, Series 2001 A: 5.625% 10/01/14	6,135,000	6,530,462
5.625% 10/01/15	3,000,000	3,183,300
5.625% 10/01/16	3,000,000	3,171,060
OK Development Finance Authority
Duncan Regional Hospital, Inc., Series 2003 A, 5.000% 12/01/15	1,545,000	1,602,103
PA Higher Educational Facilities Authority
University of Pennsylvania Health Systems, Series 2005 A, Insured: AMBAC 5.000% 08/15/18	250,000	265,440
TN Knox County Health, Educational & Housing Facilities Board
Fort Sanders Alliance, Series 1993, Insured: MBIA 7.250% 01/01/09	300,000	312,774
TN Shelby County Health, Educational & Housing Facilities Board
Methodist Health Systems, Series 1995, Insured: MBIA 6.250% 08/01/09	10,000	10,467
TN Sullivan County Health, Educational & Housing Facilities Board
Series 2006 C, 5.000% 09/01/22	3,750,000	3,718,762
TX Amarillo Health Facilities Corp.
Baptist St. Anthony's Hospital Corp., Series 1998, Insured: FSA 5.500% 01/01/14	1,000,000	1,091,470

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
TX Harris County Health Facilities Development Corp.
Memorial Hospital Systems, Series 1997 A, Insured: MBIA 6.000% 06/01/13	2,170,000	2,408,396
TX Jefferson County Health Facilities Development Corp.
Baptist Hospitals, Series 2001, Insured: AMBAC 5.200% 08/15/21	3,455,000	3,581,246
TX Tarrant County Cultural Education Facilities Finance Corp.
Texas Health Resources, Series 2007 A, 5.000% 02/15/21	5,000,000	5,134,250
TX Tarrant County Hospital District
Series 2002, Insured: MBIA 5.500% 08/15/13	1,355,000	1,456,449
VA Augusta County Industrial Development Authority
Augusta Health Care, Inc., Series 2003, 5.250% 09/01/18	1,500,000	1,624,995
VA Prince William County Industrial Development Authority Hospital
Potomac Hospital Corp., Series 2003, 5.500% 10/01/18	1,000,000	1,063,890
WI Health & Educational Facilities Authority
Aurora Health Care, Inc., Series 1999 A, 5.600% 02/15/29	7,615,000	7,669,143
Wheaton Franciscan Healthcare: Series 2006, 5.125% 08/15/23	13,065,000	12,987,133
5.125% 08/15/26	10,000,000	9,804,200
Hospitals Total		180,315,560
Nursing Homes – 0.3%
IA Finance Authority Health Facilities
Development Care Initiatives, Series 2006 A: 5.250% 07/01/18	2,695,000	2,713,461
5.500% 07/01/21	1,530,000	1,553,042
MN Eveleth Health Care
Series 2007, 5.000% 10/01/17	1,000,000	966,590

	Par ($)	Value ($)
MO St. Louis County Industrial Development Authority
Ranken Jordan, Series 2007, 5.000% 11/15/27	1,350,000	1,259,334
Nursing Homes Total		6,492,427
Health Care Total		240,608,611
Housing – 1.4%
Assisted Living/Senior – 0.2%
AZ Maricopa County Industrial Development Authority Health Facilities
Series 1999 A, Guarantor: GNMA 6.300% 09/20/38	3,715,000	3,897,221
Assisted Living/Senior Total		3,897,221
Multi-Family – 0.7%
CA ABAG Finance Authority for Nonprofit Corps.
Northbay Properties II LP, Series 2000 A, AMT, 6.400% 08/15/30	1,000,000	1,015,960
CA Statewide Communities Development Authority
Irvine Apartment Communities LP, Series 1998 A-4, 5.250% 05/15/25	1,750,000	1,783,285
FL Capital Trust Agency
Atlantic Housing Foundation, Series 2005, 5.250% 07/01/15	2,280,000	2,254,373
TCB Shadow Run, Series 2000 A, 5.150% 11/01/30	4,300,000	4,451,403
FL Collier County Finance Authority
Goodlette Arms, Series 2002 A-1, 4.900% 02/15/32	3,250,000	3,397,810
FL Housing Finance Agency
Series 1995 H, 6.400% 11/01/15	910,000	911,984
LA Housing Finance Agency
Series 2006 A, 4.750% 12/01/31	1,540,000	1,561,375
NC Medical Care Commission
ARC/HDS Alamance Housing Corp., Series 2004 A: 4.650% 10/01/14	550,000	553,212
5.500% 10/01/24	1,575,000	1,602,200
Multi-Family Total		17,531,602

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Single-Family – 0.5%
AZ Tucson & Pima County Industrial Development Authority
Series 2001 A-1, AMT, Guarantor: GNMA: 6.000% 07/01/21	275,000	284,512
6.350% 01/01/34	180,000	181,861
FL Escambia County Housing Finance Authority
Series 1999, AMT, Guarantor: GNMA 4.500% 10/01/09	740,000	749,605
Series 2000 A, AMT, Insured: MBIA 6.300% 10/01/20	50,000	50,524
FL Housing Finance Agency
Series 1997-2, AMT, Insured: MBIA 5.750% 07/01/14	940,000	948,714
FL Housing Finance Corp.
Series 1998-1, Insured: MBIA: 4.950% 01/01/11	640,000	650,170
4.950% 07/01/11	890,000	904,151
IA Finance Authority
Series 1997 F, Guarantor: GNMA 5.550% 01/01/16	515,000	525,300
KS Sedgwick & Shawnee Counties
Mortgage Backed Securities Program, Series 2003, AMT, Guarantor: GNMA 6.050% 06/01/27	510,000	525,677
NC Housing Finance Agency
Series 1994 Y, 6.300% 09/01/15	225,000	227,234
Series 1997 RR, AMT, Insured: FHA 5.850% 09/01/28	905,000	923,652
NM Mortgage Finance Authority
Series 1998 B-3, Guarantor: GNMA 5.500% 07/01/28	265,000	268,755
Series 2001 B-2, AMT, Guarantor: GNMA 6.200% 09/01/32	1,465,000	1,479,225
Series 2002 B-2, AMT, Guarantor: GNMA 6.350% 03/01/33	1,130,000	1,182,183

	Par ($)	Value ($)
Series 2002 PG-A-2, AMT, Guarantor: GNMA 6.450% 03/01/33	780,000	789,329
OR Housing & Community Services Department Mortgage
Series 1996 A, 5.500% 07/01/08	5,000	5,057
Series 1997 H, AMT, 5.150% 07/01/09	55,000	55,875
Series 2000 H, Insured: FHA 5.550% 07/01/21	105,000	107,314
TN Housing Development Agency
Home Ownership Program, Series 1998, AMT, 4.950% 07/01/10	1,190,000	1,221,559
Single-Family Total		11,080,697
Housing Total		32,509,520
Industrials – 1.5%
Chemicals – 0.4%
TX Guadalupe Blanco River Authority
Sewer & Solid Waste Disposal Facility, E.I. DuPont de Nemours & Co., Series 1999, AMT, 5.500% 05/01/29	10,650,000	10,849,687
Chemicals Total		10,849,687
Forest Products & Paper – 0.9%
FL Bay County Pollution Control
International Paper Co., Series 1998 A, 5.100% 09/01/12	2,375,000	2,437,581
FL Escambia County Pollution Control
International Paper Co., Series 2003 A, 4.700% 04/01/15	500,000	500,600
LA Morehouse Parish Pollution Control
International Paper Co., Series 2001 A, 5.250% 11/15/13	8,525,000	8,873,332
MS Warren County Environmental Improvement
International Paper Co., Series 2000 A, AMT, 6.700% 08/01/18	2,600,000	2,720,380

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
TX Gulf Coast Waste Disposal Authority
Series 2002 A, AMT, 6.100% 08/01/24	5,750,000	5,935,495
Forest Products & Paper Total		20,467,388
Oil & Gas – 0.1%
CA Southern California Public Power Authority
Series 2007, 5.250% 11/01/22	2,500,000	2,584,125
Oil & Gas Total		2,584,125
Other Industrial Development Bonds – 0.1%
MI Strategic Fund Limited Obligation
NSF International, Series 2004, 5.000% 08/01/13	820,000	857,417
PA Industrial Development Authority Economic Development
Series 2002, Insured: AMBAC 5.250% 07/01/11	1,000,000	1,056,150
Other Industrial Development Bonds Total		1,913,567
Industrials Total		35,814,767
Other – 19.5%
Other – 1.0%
FL Hurricane Catastrophe Fund
Series 2006 A, 5.250% 07/01/12	12,000,000	12,779,280
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B: 5.000% 12/01/13	5,000,000	5,246,250
5.000% 12/01/15	5,000,000	5,254,800
Other Total		23,280,330
Pool/Bond Bank – 2.8%
FL Gulf Breeze Series 1985 C, Insured: FGIC 5.000% 12/01/15	1,000,000	1,024,770
FL Municipal Loan Council
Series 2002 A, Insured: MBIA 5.500% 05/01/13	1,000,000	1,081,730
Series 2005 A, Insured: MBIA 5.000% 02/01/19	1,015,000	1,067,181

	Par ($)	Value ($)
KS Development Finance Authority
Water Pollution Control Revolving Fund: Series 2001 II, 5.500% 05/01/14	1,000,000	1,106,010
Series 2002 II, 5.500% 11/01/15	105,000	113,755
MA Water Pollution Abatement Trust
Series 1999 A, 6.000% 08/01/19	2,500,000	2,941,775
Series 2004 A, 5.250% 08/01/17	2,920,000	3,231,505
Series 2006, 5.250% 08/01/21	7,500,000	8,324,025
MO Environmental Improvement & Energy Resources Authority
Series 2004 B, 5.250% 01/01/18	7,470,000	8,289,459
NY Dormitory Authority
Series 2002 A, Insured: MBIA 5.250% 10/01/12	2,420,000	2,602,904
NY Environmental Facilities Corp.
Pollution Control, Series 1994, 5.750% 06/15/09	10,000	10,371
Series 2007, 5.000% 06/15/19	11,000,000	11,802,780
OH Water Development Authority
Pollution Control, Series 2005 B, (a) 06/01/15	2,000,000	1,478,500
PA Delaware Valley Regional Financing Authority
Local Government: Series 1997 B, Insured: AMBAC 5.600% 07/01/17	2,000,000	2,233,100
Series 2002: 5.500% 07/01/12	15,000,000	16,133,400
5.750% 07/01/17	2,000,000	2,250,020
PA Finance Authority
Penn Hills, Series 2000 A, Insured: FGIC 5.500% 12/01/22	835,000	874,420

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
TX Water Development Board
Series 1999 B, 5.625% 07/15/21	1,500,000	1,555,050
Pool/Bond Bank Total		66,120,755
Refunded/Escrowed (b) – 13.4%
AL Birmingham Medical Clinic Board
Baptist Medical Centers, Series 1979, Escrowed to Maturity, 8.300% 07/01/08	180,000	184,937
AL Birmingham Waterworks & Sewer Board
Series 2002 B, Pre-refunded 01/01/13, Insured: MBIA 5.000% 01/01/37	15,000,000	15,995,850
AL Birmingham
Series 2001 A, Pre-refunded 11/01/11, 5.250% 05/01/17	2,000,000	2,146,220
AL Special Care Facilities Financing Authority
Charity Obligation Group, Series 1999 A, Escrowed to Maturity, 4.625% 11/01/10	3,265,000	3,349,204
AZ School Facilities Board Certificates of Participation
Series 2003 A, Pre-refunded 03/01/13, Insured: MBIA 5.250% 09/01/14	10,000,000	10,803,800
AZ University of Arizona
Certificates of Participation, Series 2002 A, Pre-refunded 06/01/12, Insured: AMBAC 5.500% 06/01/15	455,000	492,410
CA Golden State Tobacco Securitization Corp.
Series 2003 A-1, Pre-refunded 06/01/13, 6.250% 06/01/33	3,500,000	3,841,775
CA Health Facilities Financing Authority
Catholic West H, Series 2004 H, Pre-refunded 07/01/11, 4.450% 07/01/26	90,000	93,040

	Par ($)	Value ($)
CA State
Series 2000, Pre-refunded 12/01/10, 5.000% 12/01/16	3,265,000	3,416,987
CO Department of Transportation
Series 2000, Pre-refunded 06/15/10, Insured: AMBAC: 6.000% 06/15/12	2,750,000	2,937,522
6.000% 06/15/15	2,750,000	2,937,522
CO Douglas County School District No. RE-1
Series 2001, Pre-refunded 12/15/11, Insured: MBIA 5.250% 12/15/13	7,385,000	7,873,887
CT Special Tax Obligation
Transportation Infrastructure: Series 1999 A, Pre-refunded 12/01/09, Insured: FGIC 5.625% 12/01/19	1,520,000	1,601,274
Series 2001 A, Pre-refunded 10/01/11, Insured: FSA 5.375% 10/01/17	1,000,000	1,069,930
FL Board of Education
Series 2000 A, Pre-refunded 06/01/10, 5.750% 06/01/13	1,000,000	1,065,760
FL Brevard County
Series 2000, Pre-refunded 08/01/10, Insured: FSA 6.000% 08/01/14	1,195,000	1,285,330
FL Broward County
Series 2001 A, Pre-refunded 01/01/11, 5.250% 01/01/14	1,025,000	1,085,875
FL Hillsborough County School Board District
Series 2002, Pre-refunded 10/01/11, Insured: AMBAC 5.375% 10/01/13	1,060,000	1,131,720
FL Marion County Hospital District
Munroe Regional Medical Center, Series 1999, Pre-refunded 10/01/09, 5.250% 10/01/11	90,000	93,718

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
FL Miami-Dade County School Board
Series 2001 A, Escrowed to Maturity, Insured: MBIA 5.500% 05/01/10	2,000,000	2,096,920
FL Orange County Health Facilities Authority
Orlando Regional Health Care System, Series 1996 A, Escrowed to Maturity, Insured: MBIA 6.250% 10/01/16	4,705,000	5,504,238
Series 1996 A, Escrowed to Maturity, Insured: MBIA 6.250% 10/01/16	115,000	133,421
FL Orlando Utilities Commission Water & Electric
Series 1989 D, Escrowed to Maturity, 6.750% 10/01/17	1,800,000	2,122,056
FL Orlando Utilities Commission
Series 2002 C, Pre-refunded 10/01/12, 5.250% 10/01/16	1,290,000	1,388,698
FL Pinellas County Housing Authority
Affordable Housing, Series 2001, Escrowed to Maturity, Insured: FSA 4.600% 12/01/10	7,000,000	7,229,250
FL Port St. Lucie Utilities
Series 2003, Pre-refunded 09/01/13, Insured: MBIA: 5.000% 09/01/16	1,000,000	1,074,110
FL Reedy Creek Improvement District Utilities
Series 2003 1, Pre-refunded 10/01/13, Insured: MBIA 5.250% 10/01/15	1,490,000	1,621,582
FL Seminole County Sales Tax
Series 2001, Pre-refunded 10/01/11, Insured: FGIC 5.375% 10/01/13	1,295,000	1,393,925

	Par ($)	Value ($)
FL South Broward Hospital District
Series 2002, Pre-refunded 05/01/12: 5.500% 05/01/22	1,000,000	1,087,240
5.600% 05/01/27	4,000,000	4,365,440
GA Municipal Electric Authority
Series 1998 Y: Escrowed to Maturity, Insured: AMBAC 6.400% 01/01/13	165,000	182,155
Pre-refunded 01/01/11, Insured: AMBAC 6.400% 01/01/13	45,000	48,863
HI Honolulu City & County
Series 1995 A, Escrowed to Maturity, Insured: MBIA, 6.000% 11/01/10	500,000	536,045
HI University of Hawaii
Series 2002 A, Pre-refunded 07/15/12, Insured: FGIC 5.500% 07/15/14	1,000,000	1,084,210
IL Chicago Board of Education
Series 2000, Pre-refunded 12/01/10, Insured: FGIC 5.600% 12/01/18	1,300,000	1,381,055
IL Chicago Housing Authority
Capital Program, Series 2001: Escrowed to Maturity, 5.250% 07/01/12	5,975,000	6,410,637
Pre-refunded 07/01/12, 5.375% 07/01/13	5,000,000	5,391,250
IL Health Facilities Authority
Galesburg Cottage Hospital, Series 2000, Pre-refunded 05/01/10, Insured: RAD 6.000% 05/01/15	1,500,000	1,590,495
IL State
Series 2000, Pre-refunded 06/01/10, Insured: MBIA 5.750% 06/01/15	6,850,000	7,237,710

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Series 2002, Pre-refunded 12/01/12, Insured: FSA 5.375% 12/01/13	10,000,000	10,846,500
IN Toll Road Commission
Series 1980, Escrowed to Maturity, 9.000% 01/01/15	2,240,000	2,798,118
KS Department of Transportation
Series 1998, Escrowed to Maturity, 5.500% 09/01/14	1,575,000	1,751,747
KS Development Finance Authority
Water Pollution Revolving Fund II, Series 2002, Pre-refunded 11/01/12, 5.500% 11/01/15	895,000	974,745
KS Labette County Single Family Mortgage
Capital Accumulator Bonds, Series 1998 A, Escrowed to Maturity, (a) 12/01/14	2,175,000	1,650,956
KS Shawnee County Unified School District No. 501
Series 2002, Pre-refunded 02/01/12, 5.000% 02/01/14	1,000,000	1,057,090
KS Shawnee County
Series 2002, Pre-refunded 09/01/12, Insured: FSA 5.250% 09/01/17	1,660,000	1,785,015
KS Wyandotte County School District No. 204
Series 2000 A, Escrowed to Maturity, Insured: FSA 6.375% 09/01/11	365,000	402,179
KS Wyandotte County School District No. 500
Series 2002, Pre-refunded 09/01/12, Insured: FSA 5.000% 09/01/20	1,890,000	2,011,508
MA Bay Transportation Authority
Series 2000 A, Pre-refunded 07/01/10, 5.750% 07/01/14	2,750,000	2,911,123

	Par ($)	Value ($)
MA Health & Educational Facilities Authority
Partners Healthcare Systems, Series 2001 C, Pre-refunded 07/01/11, 6.000% 07/01/17	1,205,000	1,317,487
MA State
Series 2000 B, Pre-refunded 06/01/10, 5.250% 06/01/17	1,500,000	1,566,135
Series 2001 C, Pre-refunded 12/01/11, 5.375% 12/01/16	3,000,000	3,209,850
ME Municipal Bond Bank
Series 2000 D, Pre-refunded 11/01/10, Insured: MBIA 5.700% 11/01/21	1,000,000	1,072,630
Series 2002 A, Pre-refunded 11/01/11, 5.375% 11/01/16	355,000	379,509
MI Building Authority
Series 2003 II, Pre-refunded 10/15/13, Insured: MBIA 5.000% 10/15/17	1,000,000	1,075,540
MI Hospital Finance Authority
Ascension Health Credit, Series 1999 A, Pre-refunded 11/15/09, Insured: MBIA 5.750% 11/15/18	5,000,000	5,265,000
MO Development Finance Board
Series 2000 A, Pre-refunded 04/01/10, Insured: MBIA 6.000% 04/01/14	2,000,000	2,117,700
NJ Health Care Facilities Financing Authority
Atlantic Health Systems, Series 1997 A, Escrowed to Maturity, Insured: AMBAC 6.000% 07/01/12	1,500,000	1,656,690
NJ Tobacco Settlement Financing Corp.
Series 2003, Pre-refunded 06/01/13, 6.750% 06/01/39	4,000,000	4,627,640

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
NJ Transportation Trust Fund Authority
Series 1999 A, Escrowed to Maturity, 5.625% 06/15/14	2,000,000	2,232,900
NJ Turnpike Authority
Series 2000 A: Escrowed to Maturity, Insured: MBIA: 6.000% 01/01/11	875,000	939,986
6.000% 01/01/13	925,000	1,030,145
Pre-refunded 01/01/10, Insured: MBIA 5.750% 01/01/19	3,000,000	3,143,970
NV Clark County School District
Series 2000 A, Pre-refunded 06/15/10, Insured: MBIA 6.000% 06/15/16	635,000	675,399
NY Dormitory Authority
Columbia University, Series 2001 A, Pre-refunded 07/01/11, 5.250% 07/01/20	2,000,000	2,141,980
NY Environmental Facilities Corp.
Series 1994, Escrowed to Maturity, 5.750% 06/15/09	50,000	51,853
NY Metropolitan Transportation Authority
Series 1993 O, Escrowed to Maturity, 5.500% 07/01/17	3,000,000	3,373,170
Series 1998 A, Pre-refunded 07/01/11, Insured: FSA 5.500% 07/01/15	1,530,000	1,637,085
Series 1998 R, Escrowed to Maturity, 5.500% 07/01/14	1,740,000	1,779,637
NY New York City Transitional Finance Authority
Series 1998 A, Pre-refunded 11/15/12, 5.500% 11/15/16	170,000	185,662
NY New York City
Series 2002 G, Pre-refunded 08/01/12, 5.750% 08/01/18	380,000	417,270

	Par ($)	Value ($)
NY Thruway Authority
Series 2000, Pre-refunded 04/01/10, Insured: AMBAC 5.375% 04/01/18	1,000,000	1,054,640
OH Higher Education Capital Facilities
Series 2000 B, Pre-refunded 05/01/10, 5.625% 05/01/15	1,000,000	1,051,920
OH Infrastructure Improvement
Series 1999 A, Pre-refunded 02/01/10, 5.750% 02/01/11	2,280,000	2,414,087
Series 2000, Pre-refunded 02/01/10, 5.750% 02/01/16	1,000,000	1,049,540
OH London City School District
Series 2001, Pre-refunded 12/01/11, Insured: FGIC 5.500% 12/01/15	375,000	403,148
OH Montgomery County Hospital
Kettering Medical Center, Series 1999, Pre-refunded 04/01/10, 6.500% 04/01/13	6,060,000	6,534,740
OH Water Development Authority
Water Pollution Control, Series 2002, Pre-refunded 06/01/12, 5.250% 06/01/18	5,535,000	5,932,026
OR Department of Transportation
Highway User Tax, Series 2000, Pre-refunded 11/15/10, 5.750% 11/15/15	2,000,000	2,131,600
OR Portland Airport Way Urban Renewal & Redevelopment Tax Increment
Series 2000 A, Pre-refunded 06/15/10, Insured: AMBAC 6.000% 06/15/15	750,000	804,578
PA Central Duaphin School District
Series 1998 AA, Escrowed to Maturity, Insured: MBIA 5.000% 12/01/13	205,000	220,781

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
PA Chambersburg Area School District
Series 2001, Pre-refunded 06/15/11, Insured: FSA 5.000% 06/15/12	300,000	315,069
PA Elizabeth Forward School District
Series 1994 B, Escrowed to Maturity, Insured: MBIA (a) 09/01/21	2,210,000	1,198,947
PA Ephrata Area School District
Series 2001 A, Pre-refunded 10/15/11, Insured: FGIC 5.000% 04/15/14	750,000	790,928
PA Finance Authority
Penn Hills, Series 2000 A, Pre-refunded 12/01/10, Insured: FGIC 5.500% 12/01/22	165,000	174,809
PA Norwin School District
Series 2001 B, Pre-refunded 04/01/10, Insured: MBIA 5.000% 04/01/13	575,000	595,614
PA Philadelphia School District
Series 2000 A, Pre-refunded 02/01/11, Insured: FSA 5.750% 02/01/13	1,000,000	1,068,170
Series 2002 A, Pre-refunded 02/01/12, Insured: FSA 5.500% 02/01/15	1,000,000	1,076,650
PA State
Series 2001, Pre-refunded 01/15/11, 5.125% 01/15/16	10,000,000	10,574,500
PA Warwick School District
Lancaster County, Series 2001, Pre-refunded 08/15/11, Insured: FGIC 5.250% 02/15/12	750,000	795,878

	Par ($)	Value ($)
SC Greenville County School District
Series 2002, Pre-refunded 12/01/12, 5.875% 12/01/17	1,000,000	1,115,100
TN Madison County
Series 2002, Pre-refunded 04/01/12, 5.000% 04/01/13	1,160,000	1,228,649
TN Williamson County
Series 2000, Pre-refunded 03/01/10, 5.350% 03/01/17	1,200,000	1,250,904
TX Alamo Community College District
Series 2001, Pre-refunded 11/01/11, Insured: FSA 5.375% 11/01/16	460,000	491,758
TX Cedar Hill Independent School District
Series 2000, Pre-refunded 08/15/09, Guarantor: PSFG: (a) 08/15/16	2,655,000	1,584,424
(a) 08/15/17	1,835,000	1,022,756
TX Comal Independent School District
Series 2001, Pre-refunded 02/01/11, Guarantor: PSFG 5.500% 02/01/14	575,000	609,822
TX Dallas Waterworks & Sewer Systems
Series 2001, Pre-refunded 04/01/11, 5.000% 10/01/16	7,300,000	7,647,115
TX Dallas
Series 2001, Pre-refunded 04/01/11, 5.000% 10/01/12	1,300,000	1,361,815
TX Grapevine
Series 2000, Pre-refunded 08/15/10, Insured: FGIC 5.800% 08/15/19	1,000,000	1,062,050
TX Harris County Health Facilities Development Corp.
St. Lukes Episcopal Hospital, Series 2001, Pre-refunded 08/15/11, SPA: JPMorgan Chase & Co. 5.625% 02/15/16	2,780,000	2,984,691

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
TX Harris County
Series 1992, Escrowed to Maturity, 6.000% 12/15/10	1,000,000	1,074,820
TX Houston Area Water Corp.
Series 2002, Pre-refunded 03/01/12, Insured: FGIC 5.500% 03/01/18	3,000,000	3,234,150
TX Houston Community College System
Series 2001 A, Pre-refunded 04/15/11, Insured: MBIA 5.375% 04/15/15	480,000	508,886
TX Houston
Series 1979, Escrowed to Maturity, 6.400% 12/01/14	5,175,000	5,655,706
TX Lower Colorado River Authority
Junior Lien, Series 1993 5th, Escrowed to Maturity, 5.375% 01/01/16	2,100,000	2,330,244
TX North Central Health Facilities Development Corp.
Presbyterian Healthcare Residential, Series 1996 B, Escrowed to Maturity, Insured: MBIA 5.500% 06/01/16	10,000,000	11,026,000
TX Northside Independent School District
Series 2002 A, Pre-refunded 02/15/12, Guarantor: PSFG 5.250% 02/15/20	2,485,000	2,652,588
TX San Antonio
Series 2001, Escrowed to Maturity, 5.250% 08/01/13	20,000	21,721
Series 2002, Escrowed to Maturity: 5.000% 08/01/10	145,000	150,868
5.000% 02/01/11	30,000	31,360
Series 2003, Escrowed to Maturity, 5.000% 08/01/09	120,000	123,146

	Par ($)	Value ($)
TX Spring Branch Independent School District
Series 2001, Pre-refunded 02/01/11, Guarantor: PSFG 5.375% 02/01/18	1,820,000	1,923,303
TX State
Series 1999, Pre-refunded 08/01/09, 5.250% 08/01/21	105,000	108,195
TX Tarrant County Health Facilities Development Corp.
Harris Methodist Health Systems, Series 1994, Escrowed to Maturity, Insured: MBIA 6.000% 09/01/10	1,000,000	1,038,980
TX Travis County Health Facilities Development Corp.
Ascension Health Credit, Series 1999 A, Pre-refunded 11/15/09, Insured: AMBAC 5.875% 11/15/24	5,000,000	5,280,250
TX University of Texas
Series 2001 B, Pre-refunded 08/15/11, 5.375% 08/15/15	2,500,000	2,663,925
Series 2003 A, Pre-refunded 08/15/13, 5.375% 08/15/15	1,000,000	1,093,040
TX Waxahachie Independent School District
Series 2000, Pre-refunded 08/15/10, Guarantor: PSFG: (a) 08/15/15	4,545,000	2,987,292
(a) 08/15/17	5,365,000	3,074,360
VA Arlington County Industrial Development Authority
Virginia Hospital Center, Series 2001, Pre-refunded 07/01/11, 5.500% 07/01/14	4,180,000	4,497,429
VA Tobacco Settlement Financing Corp.
Series 2005, Refunded to various dates/prices, 5.250% 06/01/19	2,500,000	2,611,200

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
WA King County
Series 2002, Escrowed to Maturity, 5.500% 12/01/13	970,000	1,070,967
WA Port of Seattle
Series 2000 A, Pre-refunded 08/01/10, Insured: MBIA 5.500% 02/01/26	2,625,000	2,765,385
WA State
Series 2000 A, Pre-refunded 07/01/10, 5.625% 07/01/13	1,000,000	1,055,170
WI State
Series 2000 C, Pre-refunded 05/01/10, Insured: MBIA 5.550% 05/01/21	2,000,000	2,099,280
Series 2000 D, Pre-refunded 05/01/11, Insured: MBIA 5.500% 05/01/16	2,000,000	2,130,020
WV Hospital Finance Authority
Charleston Area Medical Center: Series 1993 A, Escrowed to Maturity, 6.500% 09/01/23	3,980,000	4,844,655
Series 2000, Pre-refunded 09/01/10, 6.750% 09/01/22	7,875,000	8,636,625
Refunded/Escrowed Total		312,608,554
Tobacco – 2.3%
AK Development Finance Authority
Tobacco Settlement, Series 2006, Insured: AMBAC (a) 07/01/21	1,400,000	741,986
CA Golden State Tobacco Securitization Corp.
Series 2007 A-1, 5.000% 06/01/33	5,000,000	4,445,500
MI Tobacco Settlement Finance Authority
Series 2007 A, 6.000% 06/01/34	2,500,000	2,499,850
NJ Tobacco Settlement Financing Corp.
Series 2007 1-A: 4.625% 06/01/26	13,300,000	11,721,024
5.000% 06/01/29	7,500,000	6,757,800

	Par ($)	Value ($)
NY TSASC, Inc.
Series 2006 1, 5.000% 06/01/26	10,000,000	9,746,800
OH Buckeye Tobacco Settlement Financing Authority
Series 2007 A-2, 5.125% 06/01/24	12,000,000	11,564,520
WI Badger Tobacco Asset Securitization Corp.
Series 2002, 6.000% 06/01/17	5,000,000	5,122,150
Tobacco Total		52,599,630
Other Total		454,609,269
Other Revenue – 0.2%
Recreation – 0.2%
FL Board of Education
Series 2002 A, Insured: FGIC: 5.250% 07/01/18	2,675,000	2,854,065
5.375% 07/01/17	1,450,000	1,558,257
5.500% 07/01/12	1,000,000	1,080,900
Recreation Total		5,493,222
Other Revenue Total		5,493,222
Resource Recovery – 0.8%
Disposal – 0.2%
IL Development Finance Authority
Waste Management, Inc., Series 1997, AMT, 5.050% 01/01/10	4,000,000	4,048,000
Disposal Total		4,048,000
Resource Recovery – 0.6%
FL Palm Beach County Solid Waste Authority
Series 1997 A, Insured: AMBAC 6.000% 10/01/10	5,000,000	5,330,700
NY Niagara County Industrial Development Agency
Series 2001 B, AMT, 5.550% 11/15/24	8,000,000	8,189,760
Resource Recovery Total		13,520,460
Resource Recovery Total		17,568,460

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Tax-Backed – 43.7%
Local Appropriated – 2.1%
CA Orange County Public Financing Authority
Series 2005, Insured: MBIA 5.000% 07/01/16	10,000,000	10,836,300
CA San Bernardino County
Certificates of Participation, Series 2002 A, Insured: MBIA 5.000% 07/01/15	1,000,000	1,080,490
FL Broward County School Board
Certificates of Paticipation, Series 2006, Insured: FSA 5.000% 07/01/14	1,580,000	1,688,736
FL Broward County
Certificates of Participation, Series 2004, Insured: MBIA 5.000% 06/01/13	1,000,000	1,061,480
FL Collier County School Board
Certificates of Participation, Series 2002, Insured: FSA 5.000% 02/15/13	1,500,000	1,572,840
FL Flagler County School Board
Certificates of Participation, Series 2005 A, Insured: FSA 5.000% 08/01/18	2,320,000	2,445,326
FL Hillsborough County School Board
Certificates of Participation, Series 1998 A, Insured: MBIA 5.500% 07/01/14	2,000,000	2,196,000
FL Lake County School Board
Certificates of Participation, Series 2006 C, Insured: AMBAC 5.250% 06/01/18	1,500,000	1,642,800
FL Miami-Dade County School Board
Series 2006, Insured: AMBAC 4.750% 11/01/23	1,000,000	1,021,310

	Par ($)	Value ($)
FL Orange County School Board
Certificates of Participation, Series 2005 A, Insured: MBIA 5.000% 08/01/18	1,000,000	1,055,370
KS Johnson County Park & Recreation District
Certificates of Participation, Series 2003 A, Insured: MBIA 4.000% 09/01/15	100,000	100,601
MI Grand Rapids Building Authority
Series 1998: 5.000% 04/01/12	1,205,000	1,274,300
5.000% 04/01/13	1,000,000	1,066,280
5.000% 04/01/14	1,415,000	1,518,337
SC Berkeley County School District
Series 2003, 5.250% 12/01/18	1,000,000	1,045,980
SC Charleston Educational Excellence Financing Corp.
Charleston County School District, Series 2005, 5.250% 12/01/24	10,000,000	10,517,000
SC Dorchester County School District No. 2
Series 2004, 5.250% 12/01/17	2,000,000	2,099,940
SC Greenville County School District
Series 2005, 5.500% 12/01/18	5,000,000	5,533,700
SC Newberry Investing in Childrens Education
Series 2005, 5.250% 12/01/19	1,500,000	1,554,885
Local Appropriated Total		49,311,675
Local General Obligations – 14.2%
AK Anchorage
Series 2002 B, Insured: MBIA 5.250% 07/01/10	10,600,000	11,081,558
Series 2004 B, Insured: AMBAC 5.250% 12/01/15	5,000,000	5,501,100
AZ Maricopa County Unified High School District No. 210
Series 2003, Insured: MBIA 5.000% 07/01/15	6,300,000	6,811,497

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
AZ Maricopa County Unified School District No. 69
Paradise Valley, Series 1995, Insured: MBIA 6.350% 07/01/10	500,000	536,425
AZ Tucson
Series 1998, 5.500% 07/01/18	4,760,000	5,314,064
CA Carlsbad Unified School District
Series 1997, Insured: FGIC (a) 11/01/14	300,000	229,290
CA Los Angeles Unified School District
Series 2007 A-1, Insured: FSA 4.500% 07/01/24	4,000,000	4,024,720
Series 2007, Insured: FSA 5.000% 07/01/20	6,230,000	6,688,902
CA Manteca Unified School District
Series 2006, Insured: MBIA (a) 08/01/24	5,000,000	2,315,150
CA Monrovia Unified School District
Series 2005, Insured: MBIA 5.250% 08/01/21	5,600,000	6,215,272
CA Natomas Unified School District
Series 1999, Insured: MBIA 5.850% 03/01/15	250,000	284,627
CA San Mateo County Community College
Series 2006 A, Insured: MBIA (a) 09/01/20	9,310,000	5,318,989
CA Union Elementary School District
Series 1999 A, Insured: FGIC (a) 09/01/20	1,000,000	571,320
CA West Contra Costa Unified School District
Series 2005, Insured: FGIC (a) 08/01/20	7,285,000	4,177,219

	Par ($)	Value ($)
CO Adams County School District No. 12
Series 1995 A, Insured: MBIA (a) 12/15/12	1,300,000	1,070,940
FL Palm Beach County
Series 1998, 5.500% 12/01/11	2,000,000	2,152,480
FL Reedy Creek Improvement District
Series 2004 A, Insured: MBIA 5.000% 06/01/17	1,000,000	1,068,200
IL Chicago Board of Education
Series 1996, Insured: MBIA 6.250% 12/01/12	2,100,000	2,353,218
Series 2005 A, Insured: AMBAC 5.500% 12/01/22	5,000,000	5,672,600
IL Chicago City Colleges Capital Improvement
Series 1999, Insured: FGIC 6.000% 01/01/11	5,195,000	5,506,025
IL Chicago Park District
Series 1997, Insured: AMBAC 5.250% 01/01/12	360,000	360,972
IL Chicago
Series 1999, Insured: FGIC 5.250% 01/01/18	7,540,000	8,274,321
Series 2000 C, Insured: FGIC 5.750% 01/01/13	190,000	202,166
Series 2004 A, Insured: FSA 5.250% 01/01/17	1,000,000	1,079,560
IL Du Page County School District
Series 1997, Insured: FGIC 6.750% 02/01/11	1,145,000	1,255,344
IL Kendall & Kane Counties Community Unified School District No. 115
Series 2002, Insured: FGIC (a) 01/01/17	3,650,000	2,473,495

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
KS Johnson County Unified School
District No. 231, Series 2001 A, Insured: FSA 5.500% 10/01/15	50,000	55,962
District No. 232, Series 2004, Insured: MBIA 5.000% 09/01/15	150,000	161,082
KS Leavenworth County Unified School District No. 464
Series 2005 A, Insured: MBIA 5.000% 09/01/19	1,030,000	1,092,933
KS Montgomery County Unified School District No. 445
Series 2002, Insured: FGIC 6.250% 04/01/12	1,065,000	1,180,638
KS Reno County Unified School District No. 313
Series 1996 B, Insured: FSA: 5.900% 09/01/09	925,000	965,681
5.900% 09/01/10	995,000	1,060,431
KS Shawnee County Unified School District No. 437
Series 2001, Insured: FSA 5.500% 09/01/13	1,555,000	1,660,973
KS Shawnee County
Series 1998 A, 5.125% 09/01/10	1,320,000	1,376,232
KS Wyandotte County Unified School District No. 204
Series 2000 A, Insured: FSA 6.375% 09/01/11	135,000	148,777
KY Turnpike Authority
Series 2001 A, Insured: AMBAC 5.500% 07/01/13	1,000,000	1,094,950
MI Detroit City School District
Series 2002 A, Insured: FGIC 6.000% 05/01/19	2,000,000	2,331,660
Series 2003 B, Insured: FGIC 5.250% 05/01/14	2,000,000	2,150,620

	Par ($)	Value ($)
MN Elk River Independent School District No. 728
Series 2001 A, Insured: MBIA 5.000% 02/01/17	2,000,000	2,086,300
NC Cary Water & Public Improvement
Series 2001, 5.000% 03/01/13	4,300,000	4,528,244
ND West Fargo Public School District No. 6
Series 2002, Insured: FGIC 5.250% 05/01/17	3,600,000	3,791,268
NH Manchester
Series 2004, Insured: MBIA: 5.500% 06/01/18	4,215,000	4,744,404
5.500% 06/01/19	4,450,000	5,019,733
NV Clark County School District
Series 2001 C, Insured: FGIC 5.375% 06/15/13	8,895,000	9,635,331
Series 2003, Insured: MBIA 5.000% 06/15/16	10,760,000	11,483,180
NY New York City
Series 2002 D, 5.625% 06/01/14	2,500,000	2,698,900
Series 2002 E, Insured: MBIA 5.625% 08/01/15	1,000,000	1,086,260
Series 2002 G: 5.750% 08/01/18	620,000	668,416
Insured: MBIA: 5.625% 08/01/13	2,500,000	2,715,650
5.750% 08/01/11	14,400,000	15,523,200
Series 2005 D, 5.000% 08/01/13	4,000,000	4,257,720
Series 2005, 5.000% 08/01/20	10,000,000	10,495,400
OH Cleveland
Series 2005, Insured: AMBAC 5.500% 10/01/16	7,710,000	8,652,933
OH Forest Hills Local School District
Series 1997, Insured: MBIA 6.000% 12/01/10	1,460,000	1,568,858

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
OH Marion City School District
Series 2000, Insured: FSA 6.500% 12/01/14	500,000	585,565
OH Mason City School District
Series 2005, Insured: FGIC: 5.250% 12/01/19	2,250,000	2,494,552
5.250% 12/01/21	3,000,000	3,335,610
OR Linn County Community School District No. 9 Lebanon
Series 2001, Insured: MBIA 5.250% 06/15/17	1,120,000	1,181,410
OR Yamhill County School District No. 29J Newberg
Series 2005, Insured: FGIC 5.500% 06/15/17	2,500,000	2,808,650
PA Central York School District
Series 2002, Insured: FGIC 5.000% 06/01/10	500,000	518,985
PA Delaware County
Series 1999, 5.125% 10/01/16	500,000	513,705
PA Northampton County
Series 1999, 5.000% 08/15/16	345,000	353,397
PA Oxford Area School District
Series 2001 A, Insured: FGIC 5.250% 02/15/11	500,000	526,935
PA Philadelphia School District
Series 2004 D, Insured: FGIC 5.000% 06/01/15	250,000	266,465
PA Philadelphia
Series 2003 A, Insured: XLCA 5.250% 02/15/15	315,000	335,670
PA Pittsburgh School District
Series 2002, Insured: FSA 5.500% 09/01/12	500,000	541,545

	Par ($)	Value ($)
PA Pittsburgh
Series 2005 A, Insured: MBIA 5.000% 09/01/17	170,000	181,528
PA Scranton School District
Series 1998, Insured: AMBAC 4.750% 04/01/08	235,000	236,321
PA Upper St. Clair Township School District
Series 2002, Insured: FSA 5.375% 07/15/13	1,000,000	1,073,910
PA Westmoreland County
Series 1997, Insured: FGIC (a) 12/01/18	1,000,000	622,760
SC Charleston County School District
Series 2001, 5.000% 02/01/14	850,000	893,724
TN Anderson County
Series 2001, Insured: FSA 5.000% 04/01/13	1,535,000	1,601,957
TN Blount County Public Building Authority
Local Government Public Improvement, Series 2004 B-5-A, Insured: FGIC 5.000% 06/01/16	1,075,000	1,142,531
TN Chattanooga
Series 2005 A, Insured: FSA 5.000% 09/01/14	4,150,000	4,474,737
TN Dickson County
Series 2002, Insured: FGIC 5.000% 03/01/14	1,000,000	1,074,090
Series 2003, Insured: FGIC 5.000% 06/01/14	1,000,000	1,065,160
TN Franklin Special School District
Series 1999, Insured: FSA (a) 06/01/20	2,000,000	1,153,760
TN Hamilton County
Series 1998 B, 5.100% 08/01/24	500,000	547,375

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
TN Kingsport
Series 2004, Insured: AMBAC 5.000% 03/01/14	1,000,000	1,071,730
TN Lawrenceburg Public Building Authority
Series 2001 B, Insured: FSA 5.500% 07/01/16	1,330,000	1,416,011
TN Madison County
Series 2002, 5.000% 04/01/13	390,000	411,610
TN Overton County
Series 2004, Insured: MBIA 5.000% 04/01/16	1,000,000	1,077,190
TN Shelby County
Series 1999 B, 5.250% 04/01/11	1,000,000	1,056,190
TX Aldine Independent School District
Series 2005, Guarantor: PSFG 5.250% 02/15/15	1,655,000	1,787,549
TX Barbers Hill Independent School District
Series 2003, Guarantor: PSFG 5.000% 02/15/22	1,030,000	1,069,439
TX Brownsville Independent School District
Series 2005, Guarantor: PSFG 5.000% 08/15/15	1,000,000	1,078,650
TX Brownwood Independent School District
Series 2005, Insured: FGIC 5.250% 02/15/17	1,310,000	1,414,119
TX Carrollton-Farmers Branch Independent School District
Series 2005 A, Insured: MBIA 5.000% 02/15/14	1,280,000	1,370,675
TX Cedar Hill Independent School District
Series 2000, Guarantor: PSFG: (a) 08/15/16	1,460,000	867,474
(a) 08/15/17	1,005,000	557,212

	Par ($)	Value ($)
TX Comal Independent School District
Series 2001, Guarantor: PSFG 5.500% 02/01/14	425,000	449,267
TX Conroe Independent School District
Series 2005 C, Guarantor: PSFG 5.000% 02/15/19	1,650,000	1,739,463
TX Corpus Christi
Series 2002, Insured: FSA 5.500% 09/01/15	1,655,000	1,784,884
TX Dickinson Independent School District
Series 2006, Guarantor: PSFG 5.000% 02/15/20	2,405,000	2,540,089
TX Duncanville Independent School District
Series 2005, Guarantor: PSFG (a) 02/15/22	2,000,000	1,048,640
TX El Paso
Series 2005, Insured: FGIC 5.250% 08/15/14	2,000,000	2,179,220
TX Fort Bend Independent School District
Series 2000, Guarantor: PSFG 5.250% 08/15/19	1,000,000	1,037,700
TX Harris County
Series 2001, 5.000% 10/01/12	10,990,000	11,530,708
TX Houston
Series 2001 A, Insured: FSA 5.500% 03/01/10	7,320,000	7,648,229
Series 2005 D, Insured: AMBAC 5.000% 03/01/17	1,000,000	1,069,960
Series 2005 E, Insured: AMBAC 5.000% 03/01/20	2,525,000	2,657,739
TX Irving
Series 2005 A, 5.000% 11/15/18	2,000,000	2,130,640

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
TX Johnson City Independent School District
Series 2003, Guarantor: PSFG 3.000% 02/15/09	50,000	49,599
TX Katy Independent School District
Series 1992, Guarantor: PSFG (a) 08/15/11	1,775,000	1,541,357
TX La Joya Independent School District
Series 2005, Guarantor: PSFG 5.000% 02/15/20	1,000,000	1,050,360
TX La Marque Independent School District
Series 2003, Guarantor: PSFG 5.000% 02/15/21	1,740,000	1,799,456
TX Laredo
Series 2005, Insured: AMBAC 5.000% 08/15/20	1,065,000	1,121,764
TX North Harris Montgomery Community College District
Series 2001, Insured: MBIA 5.375% 02/15/16	420,000	436,401
Series 2002, Insured: FGIC 5.375% 02/15/16	1,000,000	1,065,400
TX Northside Independent School District
Series 2002 A, Guarantor: PSFG 5.250% 02/15/20	800,000	843,520
TX Pearland
Series 2005, Insured: MBIA 5.000% 03/01/24	2,525,000	2,626,959
TX Rio Grande City Consolidated Independent School District
Series 2002, Guarantor: PSFG 5.000% 08/15/19	1,190,000	1,245,026
TX San Antonio Independent School District
Series 2001 B, Guarantor: PSFG (a) 08/15/11	3,500,000	3,039,295

	Par ($)	Value ($)
TX San Antonio
Series 2001, 5.000% 08/01/10	7,855,000	8,165,115
TX San Benito Consolidated Independent School District
Series 2005, Guarantor: PSFG 5.000% 02/15/16	2,260,000	2,414,494
TX Sherman Independent School District
Series 2005 A, Guarantor: PSFG 5.000% 02/15/16	1,000,000	1,068,360
TX Spring Branch Independent School District
Series 2001, Guarantor: PSFG 5.375% 02/01/18	965,000	1,011,899
TX Waxahachie Independent School District
Series 2000, Guarantor: PSFG: (a) 08/15/15	210,000	137,124
(a) 08/15/17	245,000	139,246
TX Webb County
Series 2005, Insured: AMBAC 5.000% 02/01/17	1,600,000	1,701,600
TX West University Place
Series 2002, 5.500% 02/01/15	1,440,000	1,540,397
TX White Settlement Independent School District
Series 2003, Guarantor: PSFG 5.375% 08/15/19	1,910,000	2,052,562
TX Williamson County
Series 2005, Insured: MBIA 5.000% 02/15/16	1,985,000	2,120,695
WA Clark County School District No. 37
Series 2001 C, Insured: FGIC (a) 12/01/16	1,000,000	688,660
WA Clark County School District No. 117
Series 1998, Insured: AMBAC 5.000% 12/01/12	1,805,000	1,921,386

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
WA King & Snohomish Counties School District
Series 1993, Insured: FGIC 5.600% 12/01/10	6,150,000	6,442,801
WA Seattle
Series 1998 A, 5.500% 03/01/11	1,370,000	1,454,543
WA Spokane County School District No. 354
Series 1998, Insured: FGIC: 5.250% 12/01/11	1,600,000	1,703,744
5.500% 12/01/10	7,800,000	8,257,314
WI Milwaukee County
Series 2001 A: 5.000% 10/01/12	2,500,000	2,627,650
5.000% 10/01/13	2,500,000	2,623,925
Local General Obligations Total		330,190,572
Special Non-Property Tax – 10.2%
AZ Scottsdale Municipal Property Corp.
Series 2006, 5.000% 07/01/21	3,000,000	3,247,470
CA Economic Recovery
Series 2004 A, Insured: MBIA: 5.000% 07/01/11	1,500,000	1,578,840
5.000% 07/01/15	5,000,000	5,385,250
CA Los Angeles County Metropolitan Transportation Authority
Series 2003 A, Insured: FSA: 5.000% 07/01/17	6,280,000	6,703,523
5.000% 07/01/18	7,700,000	8,106,483
CA San Francisco Bay Area Rapid Transit District
Series 2005 A, Insured: MBIA 5.000% 07/01/20	2,040,000	2,151,670
CO Department of Transportation
Series 2002 B, Insured: MBIA: 5.500% 06/15/14	3,000,000	3,314,820
5.500% 06/15/15	1,000,000	1,113,080
CT Special Tax Obligation
Series 2001 B, Insured: FSA 5.375% 10/01/12	1,000,000	1,066,150

	Par ($)	Value ($)
FL Broward County Professional Sports Facilities
Series 2006 A, Insured: AMBAC 5.000% 09/01/18	2,500,000	2,663,850
FL Hillsborough County Individual Development Authority
Series 2002 B, Insured: AMBAC 5.500% 09/01/15	2,335,000	2,519,325
FL Jacksonville Guaranteed Entitlement Improvement
Series 2002, Insured: FGIC: 5.375% 10/01/18	3,450,000	3,693,087
5.375% 10/01/19	3,720,000	3,982,111
FL Jacksonville Sales Tax
Series 2001, Insured: FGIC 5.500% 10/01/12	2,000,000	2,168,840
Series 2002, Insured: FGIC 5.375% 10/01/18	1,000,000	1,070,460
Series 2003, Insured: MBIA 5.250% 10/01/19	1,080,000	1,155,157
FL Jacksonville
Series 2003 C, AMT, Insured: MBIA 5.250% 10/01/19	1,750,000	1,834,105
FL Lee County
Series 1997 A, Insured: MBIA 5.750% 10/01/11	1,000,000	1,080,890
FL Osceola County Tourist Development Tax
Series 2002 A, Insured: FGIC 5.500% 10/01/14	1,555,000	1,682,634
FL Palm Beach County Public Improvement
Series 2004, 5.000% 08/01/17	1,000,000	1,071,040
FL Pasco County Sales Tax
Series 2003, Insured: AMBAC 5.000% 12/01/16	1,240,000	1,311,263
FL Polk County Transportation Improvement
Series 2004, Insured: FSA 5.000% 12/01/25	1,000,000	1,036,930

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
FL Tampa Sports Authority
Series 1995, Insured: MBIA: 5.750% 10/01/15	2,500,000	2,746,725
5.750% 10/01/20	1,000,000	1,150,110
GA Metropolitan Atlanta Rapid Transit Authority
Series 1998 A, Insured: MBIA 6.250% 07/01/10	1,000,000	1,070,690
IL Dedicated Tax Capital Appreciation
Series 1990, Insured: AMBAC (a) 12/15/17	2,540,000	1,659,433
IL Regional Transportation Authority
Series 1994 C, Insured: FGIC 7.750% 06/01/11	1,750,000	1,990,905
IL State
Series 2002, Insured: FGIC 5.500% 06/15/15	1,000,000	1,110,280
KS Wichita
Series 2003-772, Insured: FGIC 4.250% 09/01/16	1,260,000	1,283,486
KS Wyandotte County Unified Government
Series 2005 B, 4.750% 12/01/16	2,000,000	2,007,920
MA Bay Transportation Authority
Series 2000 A, 5.750% 07/01/14	250,000	263,733
MA State
Series 2005 A, Insured: FSA 5.500% 06/01/16	13,615,000	15,224,293
MD Department of Transportation
Series 2002: 5.500% 02/01/10	10,925,000	11,419,684
5.500% 02/01/15	3,750,000	4,174,800
MI Trunk Line
Series 1998 A: 5.250% 11/01/10	1,500,000	1,575,765
5.500% 11/01/16	2,000,000	2,236,580
Series 2005, Insured: FSA 5.250% 11/01/17	5,050,000	5,584,492

	Par ($)	Value ($)
NJ Economic Development Authority
Series 2004: 5.375% 06/15/15	4,000,000	4,207,680
5.500% 06/15/16	5,500,000	5,824,665
NM Bernalillo County
Series 1998, 5.250% 04/01/27	3,000,000	3,304,140
NM Dona Ana County
Series 1998, Insured: AMBAC 5.500% 06/01/16	750,000	839,235
NM Transportation Commission
Series 2000 A, 6.000% 06/15/10	6,000,000	6,380,160
NY Local Government Assistance Corp.
Series 1992 C, 6.000% 04/01/12	150,000	159,764
NY Metropolitan Transportation Authority
Series 2004 A, Insured: FGIC: 5.250% 11/15/16	3,000,000	3,316,320
5.250% 11/15/17	4,000,000	4,434,800
NY New York City Transitional Finance Authority
Series 1998 A, 5.500% 11/15/16	1,330,000	1,438,475
Series 2002 A, 5.500% 11/01/26(c) (14.000% 11/01/11)	10,000,000	10,629,800
Series 2004 C, 5.250% 02/01/18	3,500,000	3,741,605
NY Urban Development Corp.
Series 2004 A, Insured: MBIA 5.500% 03/15/20	29,450,000	33,265,247
PA Pittsburgh & Allegheny County
Series 1999, Insured: AMBAC 5.250% 02/01/12	500,000	518,715
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2002 E, Insured: FSA 5.500% 07/01/12	1,000,000	1,083,130
Series 2005 L, Insured: CIFG 5.250% 07/01/18	2,000,000	2,223,500

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Series 2006 BB, Insured: FSA 5.250% 07/01/22	10,000,000	11,128,900
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C: Insured: AMBAC 5.500% 07/01/18	8,705,000	9,797,042
Insured: FGIC 5.500% 07/01/21	9,000,000	10,246,950
TX Corpus Christi Business & Job Development Corp.
Series 2002, Insured: AMBAC: 5.500% 09/01/14	2,065,000	2,253,452
5.500% 09/01/18	1,250,000	1,354,063
TX Harris County
Series 2004 B, Insured: FSA 5.000% 08/15/32	2,000,000	2,114,840
TX Houston Hotel Occupancy
Series 2001 B, Insured: AMBAC: (a) 09/01/17	2,000,000	1,320,440
5.250% 09/01/19	1,195,000	1,253,591
5.250% 09/01/20	1,265,000	1,327,023
VA Peninsula Town Center Community Development Authority
Series 2007, 6.250% 09/01/24	2,375,000	2,437,842
Special Non-Property Tax Total		236,037,253
Special Property Tax – 1.7%
CA Oceanside Community Development Commission Tax Allocation
Series 2003, 5.200% 09/01/17	930,000	957,249
FL Ave Maria Stewardship Community Development District
Series 2006, 4.800% 11/01/12	1,000,000	946,770
FL Oakmont Grove Community Development District
Series 2007 B, 5.250% 05/01/12	2,000,000	1,935,460
FL Parker Road Community Development District
Series 2007 B, 5.350% 05/01/15	2,000,000	1,906,140

	Par ($)	Value ($)
FL Six Mile Creek Community Development District
Series 2007: 5.500% 05/01/17	2,000,000	1,846,660
5.650% 05/01/22	1,500,000	1,348,965
FL Sweetwater Creek Community Development District
Series 2007 B-1, 5.300% 05/01/17	3,485,000	3,137,336
Series 2007 B-2, 5.125% 05/01/13	2,680,000	2,507,435
FL Tolomato Community Development District
Series 2007, 6.450% 05/01/23	7,500,000	7,413,225
FL Viera East Community Development District
Series 2006, Insured: MBIA 5.750% 05/01/19	1,910,000	2,162,922
FL Waterset North Community Development District
Series 2007 B, 6.550% 11/01/15	10,000,000	9,902,200
FL West Palm Beach Community Redevelopment
Series 2005 A, 5.000% 03/01/25	980,000	1,003,412
MO Fenton
Tax Increment Revenue, Series 2006, 4.500% 04/01/21	1,385,000	1,391,219
NV Las Vegas Redevelopment Agency
Sub Lien-Fremont Street, Series 2003 A, 5.000% 06/15/13	3,685,000	3,803,510
Special Property Tax Total		40,262,503
State Appropriated – 6.4%
AZ University Arizona
Certificates of Participation, Series 2002 A, Insured: AMBAC 5.500% 06/01/15	45,000	48,384
CA Public Works Board
Department of Mental Health, Coalinga State Hospital, Series 2004 A, 5.500% 06/01/19	2,000,000	2,175,200
Series 2003 C, 5.500% 06/01/18	1,500,000	1,624,245
Series 2006 F, Insured: FGIC 5.250% 11/01/18	4,000,000	4,449,720

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Series 2007 A, Insured: FGIC 5.250% 06/01/21	9,000,000	9,970,290
FL Department Management Services Division
Series 2003 A, Insured: FSA 5.250% 09/01/15	1,515,000	1,656,849
Series 2005 A, Insured: AMBAC 5.000% 09/01/21	3,000,000	3,159,570
NJ Economic Development Authority
Series 2001 A, Insured: AMBAC 5.500% 06/15/13	1,000,000	1,092,270
Series 2005 K, Insured: AMBAC 5.500% 12/15/19	2,500,000	2,829,025
NJ Transportation Trust Fund Authority
Series 1995, Insured: MBIA 6.500% 06/15/10	1,000,000	1,074,750
Series 2001 C, Insured: FSA 5.500% 12/15/18	2,000,000	2,263,280
Series 2003 A, Insured: AMBAC 5.500% 12/15/15	3,260,000	3,639,464
Series 2006 A: 5.500% 12/15/21	11,030,000	12,532,617
Insured: MBIA 5.250% 12/15/21	10,000,000	11,098,200
NY Dormitory Authority State Supported Debt
St. University Educational Facilities, Series 2005 A, Insured: FGIC 5.500% 05/15/17	10,000,000	11,226,900
NY Dormitory Authority
City University, Series 2002 B, Insured: AMBAC 5.250% 11/15/26	1,000,000	1,065,920
Series 1993 A: 5.250% 05/15/15	5,850,000	6,301,328
Insured: FSA 5.250% 05/15/15	4,000,000	4,333,720
Series 1995 A: Insured: AMBAC 5.625% 07/01/16	1,250,000	1,376,975

	Par ($)	Value ($)
Insured: FGIC 5.625% 07/01/16	5,000,000	5,552,100
Insured: FSA 5.625% 07/01/16	500,000	555,210
Series 2005 A, Insured: FGIC 5.500% 05/15/22	6,730,000	7,658,875
NY Tollway Authority
Series 2002, 5.500% 04/01/13	4,510,000	4,824,573
NY Urban Development Corp.
Series 1995, 5.750% 04/01/11	500,000	533,920
Series 2002 A, 5.000% 01/01/17	4,000,000	4,159,920
OR Department of Administrative Services
Certificates of Participation, Series 2002 C, Insured: MBIA 5.250% 11/01/10	10,000,000	10,502,100
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A: 5.750% 08/01/27	4,175,000	4,428,590
Insured: AMBAC 5.250% 08/01/30	4,240,000	4,506,314
UT Building Ownership Authority
Series 1998, Insured: FSA 5.500% 05/15/14	5,000,000	5,498,600
VA Public School Authority
Series 2001 A, 5.000% 08/01/17	3,500,000	3,698,345
Series 2005, 5.250% 08/01/16	13,995,000	15,432,426
State Appropriated Total		149,269,680
State General Obligations – 9.1%
CA State
Series 2002, Insured: AMBAC 6.000% 02/01/18	5,000,000	5,847,550
Series 2003, 5.250% 11/01/18	1,000,000	1,067,850
Series 2004, 5.000% 02/01/20	750,000	787,260
Series 2007, 4.500% 08/01/26	18,000,000	17,237,340

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
CT State
Series 2006 D, 5.000% 11/01/19	3,500,000	3,759,630
FL Board of Education Capital Outlay
Series 1998 B, 5.250% 06/01/11	3,990,000	4,218,986
FL Board of Education
Series 2005 B, 5.000% 01/01/14	17,395,000	18,620,826
Series 2005 C, 5.000% 06/01/13	11,830,000	12,618,706
FL Department of Transportation
Series 2002, 5.250% 07/01/13	7,290,000	7,847,539
FL State
Series 2004 A, 5.000% 07/01/30	1,000,000	1,031,400
GA State
Series 1999 B, 5.750% 08/01/10	2,000,000	2,122,280
MA Bay Transportation Authority
Series 1991 A, Insured: MBIA 7.000% 03/01/21	5,750,000	7,098,720
Series 1998 A, Insured: MBIA: 5.500% 03/01/12	1,290,000	1,390,310
5.500% 03/01/14	750,000	826,582
MA State
Series 1998 C, 5.250% 08/01/17	1,775,000	1,965,866
Series 2002 D, Insured: AMBAC 5.500% 08/01/18	6,500,000	7,326,540
Series 2003 D: 5.500% 10/01/17	5,000,000	5,645,950
Insured: AMBAC 5.500% 10/01/19	3,900,000	4,410,510
Series 2004 A: 5.250% 08/01/13	11,605,000	12,577,151
Insured: AMBAC 5.250% 08/01/20	10,000,000	11,079,900
Insured: FSA 5.250% 08/01/20	5,000,000	5,539,950
Series 2004 C, Insured: FSA 5.500% 12/01/16	10,000,000	11,231,500

	Par ($)	Value ($)
MI State
Series 2001, 5.500% 12/01/15	1,250,000	1,395,000
MN State
Series 2000, 5.500% 11/01/13	1,000,000	1,056,490
MS State
Series 2002 A, 5.500% 12/01/14	3,000,000	3,326,190
NJ State
Series 2001 H, 5.250% 07/01/14	5,000,000	5,447,750
OH State
Series 2001 A, 5.000% 06/15/12	5,000,000	5,174,750
OR State
Series 1996 B, AMT, 5.700% 08/01/16	295,000	297,254
Series 1997 A, AMT, 5.050% 08/01/11	90,000	91,549
PA State
Series 2002, 5.500% 02/01/15	3,000,000	3,337,830
Series 2004: Insured: FSA 5.375% 07/01/18	12,000,000	13,398,480
Insured: MBIA 5.375% 07/01/16	10,000,000	11,122,000
PR Commonwealth of Puerto Rico
Series 1997, Insured: MBIA 6.500% 07/01/15	4,190,000	4,951,323
Series 2001 A, 5.500% 07/01/13	6,395,000	6,856,591
TX Water Financial Assistance
Series 1999, 5.250% 08/01/21	350,000	357,896
UT State
Series 2002 B, 5.375% 07/01/11	10,000,000	10,646,600
VI Public Finance Authority
Series 2004 A, 5.000% 10/01/10	200,000	205,226
State General Obligations Total		211,917,275
Tax-Backed Total		1,016,988,958

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Transportation – 5.6%
Air Transportation – 0.3%
TN Memphis Shelby County Airport Authority
FedEx Corp.: Series 1997, 5.350% 09/01/12	6,180,000	6,394,631
Series 2002, 5.050% 09/01/12	1,000,000	1,027,610
Air Transportation Total		7,422,241
Airports – 1.3%
AZ Tucson Airport Authority, Inc.
Series 2001, AMT, Insured: AMBAC 5.500% 06/01/12	500,000	527,180
CO Denver City & County
Series 2000 A, AMT, Insured: AMBAC 6.000% 11/15/15	3,075,000	3,261,037
FL Greater Orlando Aviation Authority
Series 2003 A, Insured: FSA 5.000% 10/01/13	1,500,000	1,596,570
IL Chicago O'Hare International Airport
Series 1993 C, Insured: MBIA 5.000% 01/01/11	5,640,000	5,880,941
MA Port Authority
Series 2007 D, Insured: FSA 5.000% 07/01/17	8,000,000	8,675,840
OK Airport Trust
Series 2000 B, AMT, Insured: FSA 5.375% 07/01/11	4,670,000	4,856,987
TX Houston Airport Systems
Sub-Lien, Series 2002, Insured: FSA 5.000% 07/01/27	5,000,000	5,118,650
Airports Total		29,917,205
Toll Facilities – 2.1%
CO E-470 Public Highway Authority
Series 1997 B, Insured: MBIA (a) 09/01/12	10,000,000	8,324,600

	Par ($)	Value ($)
Series 2000 B, Insured: MBIA (a) 09/01/18	1,500,000	940,380
CO Northwest Parkway Public Highway Authority
Series 2001 C, Insured: AMBAC (d) 06/15/21 (5.700% 06/15/11)	4,000,000	3,715,280
FL Orlando & Orange County Expressway Authority
Series 1990, Insured: FGIC 6.500% 07/01/10	2,000,000	2,150,840
FL Turnpike Authority
Series 2005 A, Insured: AMBAC 5.000% 07/01/21	3,000,000	3,172,680
KS Turnpike Authority
Series 2002, Insured: FSA: 5.250% 09/01/15	1,855,000	2,043,190
5.250% 09/01/16	1,230,000	1,358,523
NJ Turnpike Authority
Series 2000 A, Insured: MBIA: 6.000% 01/01/11	2,125,000	2,282,165
6.000% 01/01/13	275,000	305,165
NY Thruway Authority
Second General Highway & Bridge Trust Fund: Series 2003 A, Insured: MBIA 5.250% 04/01/12	2,145,000	2,292,790
Series 2005 B, Insured: AMBAC 5.500% 04/01/20	10,840,000	12,259,606
Series 2007 B, 5.000% 04/01/19	5,000,000	5,362,650
OH Turnpike Commission
Series 1998 A, Insured: FGIC: 5.500% 02/15/21	2,000,000	2,264,780
5.500% 02/15/24	1,000,000	1,141,980
PA Delaware River Joint Toll Bridge Commission
Series 2003, 5.250% 07/01/11	500,000	528,960

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
PA Turnpike Commission
Series 2001 S, 5.500% 06/01/15	1,000,000	1,071,760
Toll Facilities Total		49,215,349
Transportation – 1.9%
AR State
Series 2000 A, 5.500% 08/01/11	10,000,000	10,327,400
FL Osceola County Transportation
Series 2004, Insured: MBIA 5.000% 04/01/18	1,000,000	1,056,070
IN Transportation Finance Authority
Series 2000, 5.750% 12/01/14	2,485,000	2,632,808
KS Department of Transportation
Series 2004 A, 5.500% 03/01/18	11,775,000	13,225,444
MA State
Series 2000 A, 5.750% 06/15/13	350,000	371,700
NJ Transit Corp.
Certificates of Participation, Series 2002 A, Insured: AMBAC 5.500% 09/15/15	6,725,000	7,450,897
NY Metropolitan Transportation Authority
Series 2007 A, Insured: FSA: 5.000% 11/15/20	5,000,000	5,358,700
5.000% 11/15/21	3,000,000	3,205,020
Transportation Total		43,628,039
Transportation Total		130,182,834
Utilities – 11.9%
Independent Power Producers – 0.3%
CA Sacramento Power Authority
Series 2005, Insured: AMBAC 5.250% 07/01/14	6,680,000	7,311,193
Independent Power Producers Total		7,311,193

	Par ($)	Value ($)
Investor Owned – 1.4%
CO Adams County Pollution Control
Public Service Co., Series 2005 A, Insured: MBIA 4.375% 09/01/17	11,550,000	11,796,939
NH Business Finance Authority
Series 2001 C, Insured: MBIA 5.450% 05/01/21	1,500,000	1,604,520
TX Brazos River Authority
TXU Energy Co. LLC: Series 2001 C, AMT, 5.750% 05/01/36	5,195,000	5,138,634
Series 2003 D, 5.400% 10/01/29	6,100,000	5,895,162
TX Sabine River Authority
TXU Energy Co. LLC: Series 2001 A, 5.500% 05/01/22	6,265,000	6,181,363
Series 2001 B, AMT, 5.750% 05/01/30	2,995,000	2,962,504
Investor Owned Total		33,579,122
Joint Power Authority – 1.2%
AZ Power Reserves Authority
Series 2001, 5.000% 10/01/10	500,000	521,175
FL Municipal Power Agency
Series 2002, Insured: AMBAC 5.500% 10/01/21	1,850,000	1,994,078
GA Municipal Electric Authority
Series 1998 Y, Insured: AMBAC 6.400% 01/01/13	4,205,000	4,636,012
MI Public Power Agency
Series 2002 A, Insured: MBIA 5.250% 01/01/16	1,000,000	1,095,050
OK Grand River Dam Authority
Series 2002 A, Insured: FSA 5.000% 06/01/12	1,000,000	1,060,070
TX Municipal Power Agency
Series 1993, Insured: MBIA (a) 09/01/15	250,000	182,238

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
TX Sam Rayburn Municipal Power Agency
Series 2002: 5.500% 10/01/11	8,355,000	8,522,351
6.000% 10/01/16	3,000,000	3,127,860
WA Energy Northwest Electric
Series 2002 A, Insured: MBIA: 5.500% 07/01/16	4,675,000	5,011,693
5.750% 07/01/18	1,000,000	1,082,610
Joint Power Authority Total		27,233,137
Municipal Electric – 4.2%
CA Department of Water Resources
Series 2002 A: 5.500% 05/01/11	10,000,000	10,629,700
6.000% 05/01/13	2,000,000	2,203,420
FL Gainesville Utilities Systems
Series 1992 B, 6.500% 10/01/11	3,000,000	3,318,540
FL JEA St. John's River Power Park Systems
Series 1997, Insured: MBIA 5.000% 10/01/19	1,000,000	1,053,100
FL Kissimmee Utilities Authority Electrical System
Series 2003, Insured: FSA 5.250% 10/01/15	2,235,000	2,402,133
FL Orlando Utilities Commission Utility Systems
Series 2005 B, 5.000% 10/01/24	3,000,000	3,129,300
MN Northern Municipal Power Agency
Series 1998, Insured: FSA 5.250% 01/01/12	2,490,000	2,587,384
NY Long Island Power Authority
Series 2006 A, Insured: FGIC 5.000% 12/01/19	10,000,000	10,653,500
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 BB, Insured: MBIA 6.000% 07/01/12	3,000,000	3,312,000
Series 2002 KK, Insured: FSA: 5.250% 07/01/12	1,000,000	1,072,470
5.500% 07/01/15	10,000,000	11,163,200

	Par ($)	Value ($)
Series 2003 NN, Insured: MBIA 5.250% 07/01/19	1,000,000	1,109,660
Series 2007 VV, Insured: MBIA 5.250% 07/01/26	10,450,000	11,671,605
TN Metropolitan Government Nashville & Davidson County
Series 1998 B, 5.500% 05/15/13	3,000,000	3,279,630
TX Austin
Series 2002 A, Insured: AMBAC 5.500% 11/15/13	2,000,000	2,195,800
Series 2002, Insured: FSA 5.500% 11/15/12	2,410,000	2,618,103
Subordinated Lien, Series 1998, Insured: MBIA 5.250% 05/15/18	1,100,000	1,209,329
TX San Antonio Electric & Gas
Series 2002, 5.375% 02/01/14	2,500,000	2,726,800
Series 2005, 5.000% 02/01/18	10,000,000	10,564,700
WA Seattle Municipal Light & Power
Series 2001, Insured: FSA 5.250% 03/01/11	10,365,000	10,917,144
Municipal Electric Total		97,817,518
Water & Sewer – 4.8%
CA Citrus Heights Water District
Series 2000, Insured: FGIC 5.250% 10/01/20	1,800,000	1,878,948
CA Department of Water Resources
Central Valley, Series 2002 X, Insured: FGIC 5.500% 12/01/15	1,000,000	1,124,880
CA Pico Rivera Water Authority
Series 1999 A, Insured: MBIA 5.500% 05/01/29	3,000,000	3,426,480

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
DC Water & Sewer Authority
Series 1998, Insured: FSA 5.500% 10/01/11	2,000,000	2,141,380
FL Brevard County Utilities
Series 2002, Insured: FGIC 5.250% 03/01/14	2,000,000	2,125,440
FL Cocoa Water & Sewer
Series 2003, Insured: AMBAC 5.500% 10/01/19	1,000,000	1,128,660
FL Governmental Utility Authority
Series 2003, Insured: AMBAC 5.000% 10/01/17	1,180,000	1,249,868
FL Holly Hill Water & Sewer
Series 2002, Insured: MBIA 5.000% 10/01/15	745,000	787,465
FL Hollywood Water & Sewer
Series 2003, Insured: FSA 5.000% 10/01/17	1,070,000	1,139,764
FL Miami-Dade County Stormwater
Series 2004, Insured: MBIA 5.000% 04/01/24	2,445,000	2,544,732
FL Municipal Loan Council
Series 2002 B, Insured: MBIA 5.375% 08/01/16	1,485,000	1,604,825
FL Orlando Utilities Commission
Series 2002 C, 5.250% 10/01/16	210,000	223,921
FL Sarasota County Utilities Systems
Series 2002 C, Insured: FGIC 5.250% 10/01/16	1,000,000	1,068,600
FL Sebring Water & Wastewater
Series 2002, Insured: FGIC 5.250% 01/01/14	1,030,000	1,102,903

	Par ($)	Value ($)
FL Tallahassee Conservative Utilities System
Series 2001, Insured: FGIC: 5.500% 10/01/14	1,330,000	1,471,033
5.500% 10/01/18	1,000,000	1,126,880
FL Tallahassee Consolidated Utility
Series 2001, Insured: FGIC 5.500% 10/01/17	1,900,000	2,130,527
FL Tampa Bay Water Utility Systems
Series 2005, Insured: FGIC 5.500% 10/01/19	1,500,000	1,691,820
FL Tampa Water & Sewer
Series 2002 B, 5.000% 07/01/10	1,000,000	1,038,600
FL Tohopekaliga Water Utilities Authority
Series 2003 B, Insured: FSA 5.250% 10/01/17	1,110,000	1,197,579
FL Water Pollution Control Financing
Series 2001, 5.500% 01/15/13	1,390,000	1,480,281
FL Winter Park Water & Sewer
Series 2002, Insured: AMBAC 5.250% 12/01/14	1,405,000	1,507,045
GA Atlanta Water & Wastewater
Series 1999 A, Insured: FGIC 5.500% 11/01/18	15,305,000	16,844,836
GA Columbus Water & Sewer
Series 2002, Insured: FSA 5.000% 05/01/10	1,000,000	1,037,310
IN Bond Bank
Series 2001 A, 5.375% 02/01/13	1,910,000	2,063,927
KS Wyandotte County Unified Government Utility System
Series 2004 B, Insured: FSA 5.000% 09/01/32	2,000,000	2,055,780
MA Water Resource Authority
Series 1998 B, Insured: FSA 5.500% 08/01/15	1,000,000	1,115,120

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
NY New York City Municipal Water Finance Authority
Series 2000 B, 5.125% 06/15/31	7,000,000	7,258,510
OH Cleveland Waterworks
Series 1993 G, Insured: MBIA 5.500% 01/01/13	750,000	786,593
PA Allegheny County
Series 2005 A, Insured: MBIA 5.000% 12/01/17	265,000	285,434
PA Lancaster Area Sewer Authority
Series 2004, Insured: MBIA 5.000% 04/01/16	500,000	531,670
TN Metropolitan Government Nashville & Davidson County Water & Sewer
Series 1993, Insured: FGIC 6.500% 01/01/10	2,750,000	2,921,710
TX Colorado River Municipal Water
Series 2003, Insured: AMBAC 5.000% 01/01/12	4,030,000	4,247,902
TX Corpus Christi
Series 2002, Insured: FSA 5.000% 07/15/14	1,000,000	1,054,510
Series 2005 A, Insured: AMBAC 5.000% 07/15/19	2,000,000	2,113,720
TX Houston Utility System
Series 2004 A, Insured: FGIC 5.250% 05/15/24	5,000,000	5,313,650
TX Houston Water & Sewer System
Junior Lien: Series 1991 C, Insured: AMBAC (a) 12/01/11	4,000,000	3,434,480
Series 2001 A, Insured: FSA 5.500% 12/01/17	4,720,000	5,057,574
TX McKinney
Series 2005, Insured: FGIC 5.250% 08/15/17	1,125,000	1,218,870

	Par ($)	Value ($)
TX Nueces River Authority
Series 2005, Insured: FSA 5.000% 07/15/15	1,000,000	1,078,000
TX San Antonio
Series 2005, Insured: MBIA 5.000% 05/15/14	1,000,000	1,072,780
TX Trinity River Authority
Series 2005, Insured: MBIA: 5.000% 02/01/17	1,000,000	1,067,250
5.000% 02/01/18	1,000,000	1,061,840
VA Upper Occoquan Sewage Authority Regional Sewage
Series 2005, Insured: FSA 5.000% 07/01/22	16,680,000	17,549,028
Water & Sewer Total		112,362,125
Utilities Total		278,303,095
Total Municipal Bonds (cost of $2,233,301,185)		2,284,046,092
Investment Company – 0.0%
	Shares
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 3.000%)	69,056	69,056
Total Investment Company (cost of $69,056)		69,056
Short-Term Obligations – 0.5%
	Par ($)
Variable Rate Demand Notes (e) – 0.5%
FL Pinellas County Health Facility Authority
All Childrens Hospital, Series 1985, Insured: AMBAC, SPA: Wachovia Bank N.A. 3.590% 12/01/15	4,100,000	4,100,000
KY Shelby County
Series 2004 A, LOC: U.S. Bank N.A. 3.580% 09/01/34	525,000	525,000

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund, October 31, 2007

Short-Term Obligations (continued)
	Par ($)	Value ($)
MO Development Finance Board
Nelson Gallery Foundation, Series 2004 A, SPA: JPMorgan Chase Bank 3.560% 12/01/33	800,000	800,000
NE Lancaster County Hospital Authority No. 1
Bryanlgh Medical Center, Series 2002, Insured: AMBAC, SPA: U.S. Bank N.A. 3.580% 06/01/18	400,000	400,000
TX Harris County Health Facilities Development Corp.
Texas Medical Center, Series 2006, Insured: MBIA, SPA: JPMorgan Chase Bank 3.580% 05/01/35	5,100,000	5,100,000
Variable Rate Demand Notes Total		10,925,000
Total Short-Term Obligations (cost of $10,925,000)		10,925,000
Total Investments – 98.5% (cost of $2,244,295,241)(f)		2,295,040,148
Other Assets & Liabilities, Net – 1.5%		34,383,319
Net Assets – 100.0%		2,329,423,467

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(d)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(e)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at October 31, 2007.

(f)  Cost for federal income tax purposes is $2,244,233,535.

At October 31, 2007, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	43.7
Refunded/Escrowed	13.4
Utilities	11.9
Health Care	10.3
Transportation	5.6
Other	6.1
Education	3.1
Industrials	1.5
Housing	1.4
Resource Recovery	0.8
Other Revenue	0.2
	98.0
Investment Company	0.0	*
Short-Term Obligations	0.5
Other Assets & Liabilities, Net	1.5
	100.0

* Represents less than 0.01%.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

CIFG	CIFG Assurance North America, Inc.

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FSA	Financial Security Assurance, Inc.

GNMA	Government National Mortgage Association

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

PSFG	Permanent School Fund Guarantee

RAD	Radian Asset Assurance, Inc.

SPA	Stand-by Purchase Agreement

XLCA	XL Capital Assurance, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Massachusetts Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds – 98.4%

	Par ($)	Value ($)
Education – 14.2%
Education – 14.0%
MA College Building Authority Project Revenue
Series 2004 A, Insured: MBIA 5.000% 05/01/16	530,000	564,848
MA Development Finance Agency
Boston College, Series 2007 P, 5.000% 07/01/20	3,260,000	3,451,981
Clark University, Series 1998, 5.250% 07/01/16	1,445,000	1,480,980
Emerson College, Series 2006: 5.000% 01/01/21	2,500,000	2,581,500
5.000% 01/01/23	1,000,000	1,027,320
Hampshire College, Series 2004, 5.150% 10/01/14	200,000	209,078
Mount Holyoke College, Series 2001, 5.500% 07/01/13	1,355,000	1,444,064
Pharmacy & Allied Health Sciences, Series 2003 C, 6.375% 07/01/23	1,000,000	1,149,770
Wheelock College Series 2007 C, 5.000% 10/01/17	1,250,000	1,284,663
MA Health & Educational Facilities Authority
Amherst College, Series 1998 G, 5.375% 11/01/20	640,000	650,368
Boston College, Series 2003 N, 5.250% 06/01/15	1,000,000	1,072,300
Brandeis University, Series 1999 J, Insured: MBIA 5.000% 10/01/26	2,000,000	2,053,160
Harvard University: Series 2000 Z, 5.500% 01/15/11	1,000,000	1,062,280
Series 2001 DD, 5.000% 07/15/35	4,500,000	4,581,225
Massachusetts Institute of Technology: Series 2002 K: 5.250% 07/01/12	1,000,000	1,074,690
5.375% 07/01/17	2,275,000	2,547,841
5.500% 07/01/22	1,000,000	1,151,910

	Par ($)	Value ($)
Series 2004 M: 5.250% 07/01/19	610,000	681,102
5.250% 07/01/24	1,600,000	1,803,936
Northeastern University, Series 1998 G, Insured: MBIA 5.500% 10/01/12	1,110,000	1,207,347
Tufts University: Series 2001 I, 5.500% 02/15/36	2,000,000	2,092,100
Series 2002 J, 5.500% 08/15/16	1,500,000	1,682,730
Wellesley College, Series 2003, 5.000% 07/01/15	610,000	648,570
Williams College, Series 2003 H, 5.000% 07/01/16	1,740,000	1,850,020
MA Industrial Finance Agency
Tufts University, Series 1998 H, Insured: MBIA 5.500% 02/15/13	1,830,000	1,994,883
MA University of Massachusetts Building Authority
Series 2000 2, Insured: AMBAC 5.500% 11/01/09	1,455,000	1,514,175
Series 2004 1, Insured: AMBAC 5.250% 11/01/12	500,000	538,390
PR Commonwealth of Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities
Universidad Interamericana de Puerto Rico, Inc., Series 1998 A, Insured: MBIA 5.250% 10/01/12	2,000,000	2,096,760
Education Total		43,497,991
Prep School – 0.2%
MA Development Finance Agency
Milton Academy, Series 2003 A, 5.000% 09/01/19	500,000	533,020
Prep School Total		533,020
Education Total		44,031,011

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Health Care – 9.3%
Continuing Care Retirement – 0.3%
MA Development Finance Agency
First Mortgage Orchard Cove, Series 2007: 5.000% 10/01/17	675,000	651,935
5.000% 10/01/18	515,000	492,016
Continuing Care Retirement Total		1,143,951
Health Services – 0.4%
MA Health & Educational Facilities Authority
Partners Healthcare Systems, Inc., Series 2003 E, 5.000% 07/01/15	1,140,000	1,189,590
Health Services Total		1,189,590
Hospitals – 7.8%
MA Boston Special Obligation
Boston City Hospital, Series 2002 A, Insured: MBIA 5.000% 08/01/14	5,000,000	5,251,150
MA Health & Educational Facilities Authority
Baystate Medical Center, Series 2002 F, 5.750% 07/01/13	890,000	949,407
Boston Medical Center, Series 1998 A, Insured: MBIA 5.250% 07/01/15	2,500,000	2,547,050
Milford Regional Medical Center Issue, Series 2007 E, 5.000% 07/15/22	2,500,000	2,438,825
Partners Healthcare Systems, Inc.: Series 1999 B, 5.250% 07/01/10	4,670,000	4,831,162
Series 2001 C, 5.750% 07/01/21	750,000	798,413
Series 2005 F, 5.000% 07/01/17	2,000,000	2,102,500
Series 2007, 5.000% 07/01/18	1,950,000	2,058,498
Milford Regional Medical Center, Series 2007 E, 5.000% 07/15/17	1,050,000	1,051,522
UMass Memorial Health Care, Inc., Series 1998 A, Insured: AMBAC 5.250% 07/01/14	2,000,000	2,052,740
Hospitals Total		24,081,267

	Par ($)	Value ($)
Nursing Homes – 0.8%
MA Development Finance Agency
First Mortgage Voa Concord Assisted Living Inc., Series 2007: 5.000% 11/01/17	1,000,000	979,230
5.125% 11/01/27	1,500,000	1,439,310
Nursing Homes Total		2,418,540
Health Care Total		28,833,348
Other – 19.4%
Other – 0.3%
MA Development Finance Agency
Combined Jewish Philanthropies, Series 2002 A, 5.250% 02/01/22	1,000,000	1,061,520
Other Total		1,061,520
Pool/Bond Bank – 4.8%
MA Water Pollution Abatement Revenue
Series 1995 A, 5.400% 08/01/11	25,000	25,037
Series 1999 5, 5.750% 08/01/16	95,000	99,419
Series 2001 7, 5.250% 02/01/10	2,000,000	2,078,500
Series 2002, 5.000% 08/01/11	1,000,000	1,052,950
Series 2004 A, 5.250% 08/01/15	3,000,000	3,299,610
Series 2005 11, 5.250% 08/01/19	4,465,000	4,939,719
Series 2006, Insured: FSA 5.250% 08/01/20	3,000,000	3,323,970
Pool/Bond Bank Total		14,819,205
Refunded/Escrowed (a) – 14.1%
MA Bay Transportation Authority
Series 2000 A, Pre-refunded 07/01/10: 5.750% 07/01/14	915,000	968,610
5.750% 07/01/18	915,000	968,610
MA College Building Authority Project Revenue
Series 1999 A, Escrowed to Maturity, Insured: MBIA (b) 05/01/28	4,000,000	1,555,760

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
MA Consolidated Loan
Series 2000 A, Pre-refunded 02/01/10, 5.800% 02/01/17	3,520,000	3,731,552
Series 2001 C, Pre-refunded 12/01/11, 5.375% 12/01/18	3,000,000	3,205,140
MA Development Finance Agency
Belmont Hill School, Series 1998, Pre-refunded 09/01/11, 5.000% 09/01/31	1,000,000	1,061,340
Higher Education, Smith College, Series 2000, Pre-refunded 07/01/10, 5.750% 07/01/23	2,000,000	2,135,440
Western New England College, Series 2002, Pre-refunded 12/01/12, 5.875% 12/01/22	600,000	654,330
MA Health & Educational Facilities Authority
Simmons College, Series 2003 F, Pre-refunded 10/01/13, Insured: FGIC: 5.000% 10/01/15	1,015,000	1,091,765
5.000% 10/01/17	510,000	548,571
University of Massachusetts: Series 2000 A, Pre-refunded 10/01/10, Insured: FGIC 5.875% 10/01/29	1,000,000	1,076,050
Series 2002 C, Pre-refunded 10/01/12, Insured: MBIA 5.250% 10/01/13	1,475,000	1,588,546
MA Holden
Municipal Purpose Loan, Series 2000, Pre-refunded 03/01/10, Insured: FGIC 5.750% 03/01/18	2,385,000	2,529,960
MA Port Authority
Series 1973, Escrowed to Maturity, 5.625% 07/01/12	355,000	372,888

	Par ($)	Value ($)
MA Route 3 North Transit Improvement Association
Series 2000, Pre-refunded 06/15/10, Insured: MBIA: 5.375% 06/15/33	2,500,000	2,620,850
5.750% 06/15/13	1,000,000	1,057,660
5.750% 06/15/14	2,000,000	2,115,320
5.750% 06/15/15	2,000,000	2,115,320
5.750% 06/15/18	1,000,000	1,057,660
MA Sandwich
Series 2000, Pre-refunded 08/15/10, 5.750% 08/15/11	1,050,000	1,123,605
MA Special Obligation & Revenue
Consolidated Loan, Series 2002 A, Pre-refunded 06/01/12, Insured: FGIC 5.375% 06/01/19	1,125,000	1,209,623
MA Springfield
Municipal Purpose Loan: Series 1999, Pre-refunded 10/01/09, Insured: FSA 6.000% 10/01/16	1,000,000	1,056,620
Series 2003, Pre-refunded 01/15/13, Insured: MBIA 5.250% 01/15/15	1,500,000	1,618,665
MA Turnpike Authority
Series 1993 A, Escrowed to Maturity, 5.000% 01/01/13	250,000	260,125
MA University of Massachusetts Building Authority
Series 2003 1, Pre-refunded 11/01/13, Insured: AMBAC 5.250% 11/01/15	2,000,000	2,180,040
MA Water Pollution Abatement Revenue
Series 1993 A, Escrowed to Maturity, 5.450% 02/01/13	935,000	982,068
Series 1995 A, Escrowed to Maturity, 5.400% 08/01/11	225,000	239,888
Series 1999 5, Pre-refunded 08/01/09, 5.750% 08/01/16	1,905,000	1,997,278

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Series 2001 7, Pre-refunded 08/01/11, 5.250% 02/01/13	250,000	264,875
MA Water Resources Authority
Series 1993 C, Escrowed to Maturity, 6.000% 12/01/11	1,220,000	1,303,826
Series 2000 D, Escrowed to Maturity, Insured: MBIA 5.500% 08/01/10	1,000,000	1,053,740
Refunded/Escrowed Total		43,745,725
Tobacco – 0.2%
PR Commonwealth of Puerto Rico Children's Trust Fund
Tobacco Settlement Revenue, Series 2002, 5.000% 05/15/09	500,000	507,380
Tobacco Total		507,380
Other Total		60,133,830
Tax-Backed – 40.8%
Local General Obligations – 13.3%
MA Bellingham
Series 2001, Insured: AMBAC 5.250% 03/01/13	1,605,000	1,703,740
MA Boston
Metropolitan District, Series 2002 A, 5.250% 12/01/14	2,010,000	2,156,951
Series 2002 B, Insured: FGIC 5.000% 02/01/12	6,000,000	6,351,000
Series 2004 A, 5.000% 01/01/14	1,000,000	1,075,610
MA Brookline
Series 2000, 5.750% 04/01/14	1,905,000	2,017,757
MA Dudley Charlton Regional School District
Series 1999 A, Insured: FGIC 5.125% 06/15/14	2,305,000	2,506,411
MA Everett
Series 2000, Insured: MBIA 6.000% 12/15/11	2,015,000	2,209,971

	Par ($)	Value ($)
MA Falmouth
Series 2002, 5.000% 02/01/11	1,450,000	1,519,368
MA Groton-Dunstable Regional School District
Series 2001, Insured: FSA 5.000% 10/15/21	1,260,000	1,318,779
MA Hopedale
Series 2004, Insured: AMBAC 5.000% 11/15/17	1,000,000	1,081,790
MA Lawrence
Series 2006, Insured FSA 5.000% 02/01/18	1,500,000	1,613,610
MA Lowell
Series 2002, Insured: AMBAC: 5.000% 08/01/10	1,000,000	1,041,080
5.000% 02/01/13	1,215,000	1,292,699
MA Medford
Series 2001, Insured: MBIA 5.000% 02/15/10	1,775,000	1,836,539
MA Pioneer Valley Regional School District
Series 2002, Insured: AMBAC 5.000% 06/15/12	1,000,000	1,062,280
MA Pittsfield
Series 2002, Insured: MBIA 5.000% 04/15/11	1,000,000	1,049,740
MA Plymouth
Series 2000, Insured: MBIA 5.000% 10/15/18	1,725,000	1,800,227
MA Sandwich
Series 2005, Insured: MBIA 5.000% 07/15/18	1,575,000	1,696,590
MA Springfield
Series 2007, Insured: FSA 4.500% 08/01/21	2,000,000	2,050,120

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
MA Westborough
Series 2003, 5.000% 11/15/16	1,000,000	1,066,970
MA Westfield
Series 2003, Insured: MBIA 5.000% 09/01/18	500,000	528,155
MA Worcester
Series 2004 A, Insured: MBIA 5.250% 08/15/13	2,810,000	3,050,171
PR Commonwealth of Puerto Rico Municipal Finance Agency
Series 1997 A, Insured: FSA 5.500% 07/01/17	245,000	249,065
Series 1999 A, Insured: FSA 5.500% 08/01/09	1,000,000	1,035,500
Local General Obligations Total		41,314,123
Special Non-Property Tax – 9.8%
MA Bay Transportation Authority
Series 2000 A: 5.750% 07/01/14	85,000	89,669
5.750% 07/01/18	85,000	89,713
Series 2002 A, 5.000% 07/01/11	1,000,000	1,051,500
Series 2003 A: 5.250% 07/01/11	5,000,000	5,300,150
5.250% 07/01/17	1,000,000	1,104,410
5.250% 07/01/19	625,000	691,081
Series 2004 C, 5.250% 07/01/18	1,000,000	1,106,240
Series 2005 B, Insured: MBIA 5.500% 07/01/23	2,890,000	3,299,976
Series 2006 A, 5.250% 07/01/22	3,500,000	3,891,055
MA Boston Special Obligation
Convention Center, Series 2002 A, Insured: AMBAC 5.000% 05/01/19	1,500,000	1,566,870
MA School Building Authority Dedicated Sales Tax Revenue
Series 2007 A, Insured: AMBAC 5.000% 08/15/18	5,000,000	5,394,700

	Par ($)	Value ($)
MA Special Obligation & Revenue
Consolidated Loan: Series 1997 A, 5.500% 06/01/13	1,000,000	1,094,400
Series 2002 A, Insured: FGIC 5.000% 06/01/10	1,500,000	1,558,455
Series 2004 A, Insured: FGIC 5.250% 01/01/19	750,000	826,613
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2006 BB, Insured: FSA 5.250% 07/01/22	3,000,000	3,338,670
Special Non-Property Tax Total		30,403,502
State Appropriated – 1.9%
MA Development Finance Agency
Visual & Performing Arts Project, Series 2000: 5.750% 08/01/13	1,030,000	1,116,746
6.000% 08/01/17	540,000	610,330
6.000% 08/01/21	1,200,000	1,372,332
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2004 J, Insured: AMBAC 5.000% 07/01/36	2,000,000	2,115,680
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A, Insured: AMBAC 5.250% 08/01/30	500,000	531,405
State Appropriated Total		5,746,493
State General Obligations – 15.8%
MA State
Series 1997 A, Insured: AMBAC 5.750% 08/01/09	2,000,000	2,079,420
Series 2002 D, Insured: AMBAC 5.500% 08/01/18	3,500,000	3,945,060
Series 2003 D: 5.500% 10/01/17	5,000,000	5,645,950
Insured: AMBAC 5.500% 10/01/19	5,000,000	5,654,500
Insured: MBIA 5.500% 10/01/20	2,500,000	2,834,725

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Series 2004 A, Insured: FSA 5.250% 08/01/20	5,000,000	5,539,950
Series 2004 B, 5.250% 08/01/20	3,000,000	3,314,580
Series 2004 C: Insured: AMBAC 5.500% 12/01/24	5,000,000	5,733,700
Insured: MBIA 5.500% 12/01/19	3,795,000	4,297,154
Series 2006 B, Insured: FSA 5.250% 09/01/22	4,000,000	4,450,560
PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority
Series 1995, Insured: MBIA 6.000% 07/01/09	500,000	520,865
Series 2004 A, 5.000% 07/01/30	1,900,000	1,972,675
PR Commonwealth of Puerto Rico
Series 2006 A, 5.250% 07/01/22	850,000	890,928
Series 2007 A, 5.500% 07/01/18	1,750,000	1,906,135
State General Obligations Total		48,786,202
Tax-Backed Total		126,250,320
Transportation – 6.2%
Airports – 3.1%
MA Port Authority
Series 2005 C, Insured: AMBAC: 5.000% 07/01/15	1,500,000	1,621,785
5.000% 07/01/22	4,500,000	4,730,625
Series 2007 D, Insured: FSA 5.000% 07/01/17	3,000,000	3,253,440
Airports Total		9,605,850
Toll Facilities – 1.1%
MA Turnpike Authority
Metropolitan Highway Systems Revenue: Series 1997 A, Insured: MBIA 5.000% 01/01/37	2,000,000	2,010,660

	Par ($)	Value ($)
Series 1999 A, Insured: AMBAC 5.000% 01/01/39	1,500,000	1,511,220
Toll Facilities Total		3,521,880
Transportation – 2.0%
MA Federal Highway Capital Appreciation
Series 1998 A, (b) 06/15/15	4,000,000	2,943,360
MA Federal Highway Grant Anticipation Notes
Series 2000 A, 5.750% 06/15/09	1,000,000	1,036,740
MA Woods Hole Martha's Vineyard & Nantucket Steamship Authority
Series 2004 B, 5.000% 03/01/18	1,900,000	2,019,624
Transportation Total		5,999,724
Transportation Total		19,127,454
Utilities – 8.5%
Joint Power Authority – 0.9%
MA Municipal Wholesale Electric Co.
Series 2001 A, Insured: MBIA 5.000% 07/01/11	2,500,000	2,627,000
Joint Power Authority Total		2,627,000
Municipal Electric – 0.4%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 BB, Insured: MBIA 6.000% 07/01/12	1,000,000	1,104,000
Municipal Electric Total		1,104,000
Water & Sewer – 7.2%
MA Water Resource Authority
Series 1993 C, 6.000% 12/01/11	780,000	833,828
Series 1998 B, Insured: FSA 5.500% 08/01/15	1,165,000	1,299,115
Series 2002 J, Insured: FSA: 5.250% 08/01/14	2,870,000	3,134,843
5.250% 08/01/15	3,000,000	3,295,380
5.250% 08/01/18	1,000,000	1,105,520

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Series 2005 A, Insured: MBIA 5.250% 08/01/17	6,000,000	6,629,820
Series 2007 B, Insured: FSA 5.250% 08/01/23	5,500,000	6,126,450
Water & Sewer Total		22,424,956
Utilities Total		26,155,956
Total Municipal Bonds (cost of $298,614,744)		304,531,919
	Shares
Investment Company – 0.0%
Dreyfus Tax-Exempt Cash Management Fund (7 Day yield is 3.000%)	23,802	23,802
Total Investment Company (cost of $23,802)		23,802
Short-Term Obligations – 0.6%
	Par ($)
Variable Rate Demand Notes (c) – 0.6%
FL Pinellas County Health Facility Authority
All Children's Hospital, Series 1985, Insured: AMBAC, SPA: Wachovia Bank N.A. 3.590% 12/01/15	200,000	200,000
MA Health & Educational Facilities Authority
Series 1985 D, Insured: MBIA, SPA: State Street Bank & Trust Co. 3.540% 01/01/35	1,100,000	1,100,000
MA Water Resources Authority
Series 2002 D, LOC: Landesbank Baden-Wurttemberg 3.580% 08/01/17	600,000	600,000
Variable Rate Demand Notes Total		1,900,000
Total Short-Term Obligations (cost of $1,900,000)		1,900,000
Total Investments – 99.0% (cost of $300,538,546)(d)		306,455,721
Other Assets & Liabilities, Net – 1.0%		3,006,399
Net Assets – 100.0%		309,462,120

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at October 31, 2007.

(d)  Cost for federal income tax purposes is $300,475,162.

At October 31, 2007, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	40.8
Education	14.2
Refunded/Escrowed	14.1
Health Care	9.3
Utilities	8.5
Other	5.3
Transportation	6.2
	98.4
Investment Company	0.0	*
Short-Term Obligations	0.6
Other Assets & Liabilities, Net	1.0
	100.0

* Represents less than 0.1%

Acronym	Name
AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

LOC	Line of Credit

MBIA	MBIA Insurance Corp.

SPA	Stand by Purchase Agreement

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia New Jersey Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds – 96.7%

	Par ($)	Value ($)
Education – 3.9%
Education – 3.9%
NJ Educational Facilities Authority
Drew University, Series 2003 A, Insured: FGIC 5.250% 07/01/20	1,000,000	1,108,500
Georgian Court University Series 2007 D, 5.250% 07/01/27	500,000	510,610
Seton Hall University Project, Series 2001 A, Insured: AMBAC 5.250% 07/01/16	200,000	211,160
Stevens Institute of Technology, Series 1998 I, 5.000% 07/01/09	200,000	203,280
NJ Rutgers State University
Series 1997 U, 5.000% 05/01/14	500,000	508,350
Education Total		2,541,900
Education Total		2,541,900
Health Care – 6.1%
Continuing Care Retirement – 1.6%
NJ Economic Development Authority
Lutheran Social Ministries, Series 2005, 5.100% 06/01/27	675,000	647,527
Marcus L. Ward Home, Series 2004, 5.750% 11/01/24	400,000	410,648
Continuing Care Retirement Total		1,058,175
Hospitals – 4.5%
New Jersey Health Care Facilities Financing Authority
South Jersey Hospital, Series 2006, 5.000% 07/01/20	500,000	517,385
NJ Economic Development Authority
University of Medicine and Dentistry of New Jersey, Series 2000, Insured: AMBAC 5.500% 06/01/09	315,000	325,203
NJ Health Care Facilities Financing Authority
Children's Specialized Hospital, Series 2005 A, 5.000% 07/01/18	575,000	580,066

	Par ($)	Value ($)
Hackensack University Medical Center: Series 1998 A, Insured: MBIA 5.000% 01/01/18	500,000	504,935
Series 2000: 5.700% 01/01/11	500,000	522,350
5.875% 01/01/15	500,000	520,865
Hospitals Total		2,970,804
Health Care Total		4,028,979
Housing – 1.3%
Multi-Family – 1.3%
NJ Housing & Mortgage Finance Agency
Multi-Family Housing: Series 2000 B, Insured: FSA 6.050% 11/01/17	165,000	171,071
Series 2000 E-2, Insured: FSA 5.750% 11/01/25	135,000	138,781
NJ Middlesex County Improvement Authority
Student Housing Urban Renewal, Series 2004 A, 5.000% 08/15/18	500,000	513,570
Multi-Family Total		823,422
Housing Total		823,422
Other – 23.9%
Pool/Bond Bank – 1.4%
NJ Environmental Infrastructure Trust
Series 1998, Insured: FGIC 5.000% 04/01/12	500,000	512,800
NJ Monmouth County Improvement Authority
Series 1995, Insured: FSA 5.450% 07/15/13	305,000	308,504
Series 2000, Insured: AMBAC 5.000% 12/01/12	110,000	114,617
Pool/Bond Bank Total		935,921

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Refunded/Escrowed (a) – 20.8%
NJ Atlantic County Improvement Authority
Series 1985, Escrowed to Maturity, Insured: MBIA 7.375% 07/01/10	170,000	179,705
NJ Bayonne Municipal Utilities Authority
Series 1997, Escrowed to Maturity, Insured: MBIA 5.000% 01/01/12	500,000	516,295
NJ Burlington County Bridge Commissioner
Series 2002, Pre-refunded 08/15/12, 5.250% 08/15/18	1,130,000	1,214,886
NJ Cherry Hill Township
Series 1999, Pre-refunded 07/15/09, Insured: FGIC 5.250% 07/15/19	500,000	514,925
NJ Delaware River and Bay Authority
Series 2000 A, Pre-refunded 01/01/10, Insured: AMBAC 5.400% 01/01/14	250,000	262,455
NJ Economic Development Authority
School Facilities Construction, Series 2001 A, Pre-refunded 06/15/11, Insured: AMBAC 5.250% 06/15/18	200,000	211,802
NJ Educational Facilities Authority
Princeton University, Series 1999 B, Pre-refunded 07/01/09, 5.125% 07/01/19	1,000,000	1,027,180
Rowan University, Series 2000 B, Pre-refunded 07/01/10, Insured: FGIC 5.250% 07/01/19	250,000	261,487
Stevens Institute of Technology, Series 2002 C, Escrowed to Maturity 5.000% 07/01/10	1,120,000	1,162,370

	Par ($)	Value ($)
William Patterson University, Series 2000 A, Pre-refunded 07/01/10, Insured: FGIC 5.375% 07/01/21	500,000	524,555
NJ Environmental Infrastructure Trust
Series 2000 A, Pre-refunded 09/01/10, 5.250% 09/01/20	500,000	528,790
NJ Essex County Improvement Authority
Lease Revenue, Series 2000, Pre-refunded 10/01/10, Insured: FGIC 5.250% 10/01/11	500,000	524,895
NJ Highway Authority
Garden State Parkway: Series 1989, Escrowed to Maturity, 6.000% 01/01/19	1,000,000	1,164,820
Series 1999, Pre-refunded 01/01/10, Insured: FGIC 5.600% 01/01/17	300,000	316,254
NJ Monmouth County Improvement Authority
Series 2000, Pre-refunded 12/01/10, Insured: AMBAC 5.000% 12/01/12	390,000	407,644
NJ Randolph Township School District
Series 1998, Pre-refunded 08/01/08, Insured: FGIC 5.000% 08/01/15	500,000	505,735
NJ State
Certificates of Participation, Series 1998 A, Escrowed to Maturity, Insured: AMBAC 5.000% 06/15/14	500,000	539,980
NJ Tobacco Settlement Financing Corp.
Series 2002, Pre-refunded 06/01/12, 5.375% 06/01/18	1,000,000	1,073,910

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
NJ Transportation Trust Fund Authority
Transportation Systems, Series 1999 A, Escrowed to Maturity, Insured: AMBAC 5.750% 06/15/15	1,000,000	1,135,030
NJ Trenton
Series 2000, Pre-refunded 03/01/09, Insured: FGIC 5.700% 03/01/19	250,000	259,710
NJ Turnpike Authority
Series 2000 A, Pre-refunded 01/01/10, Insured: MBIA 5.750% 01/01/19	295,000	309,157
NJ Vernon Township Board of Education
Series 1999, Pre-refunded 12/01/09, Insured: FGIC 5.375% 12/01/19	300,000	311,628
NJ West Deptford Township
Series 2000, Pre-refunded 09/01/10, Insured: FGIC 5.500% 09/01/20	400,000	422,076
NJ West Orange Board of Education
Certificates of Participation, Series 1999, Pre-refunded 10/01/09, Insured: MBIA 5.625% 10/01/29	250,000	262,430
Refunded/Escrowed Total		13,637,719
Tobacco – 1.7%
NJ Tobacco Settlement Financing Corp.
Series 2007 1-A, 4.625% 06/01/26	750,000	660,960
Series 2007, 4.500% 06/01/23	465,000	433,812
Tobacco Total		1,094,772
Other Total		15,668,412

	Par ($)	Value ($)
Other Revenue – 1.2%
Hotels – 1.2%
NJ Middlesex County Import Authority
Heldrich Associates, Series 2005 A, 5.000% 01/01/20	815,000	801,822
Hotels Total		801,822
Other Revenue Total		801,822
Tax-Backed – 45.6%
Local Appropriated – 5.1%
NJ Bergen County Improvement Authority
Series 2005, 5.000% 11/15/23	1,000,000	1,086,560
NJ Camden County Improvement Authority
Series 2006, Insured: AMBAC 4.000% 09/01/21	1,140,000	1,109,665
NJ East Orange Board of Education
Certificates of Participation, Series 1998, Insured: FSA (b) 02/01/18	1,000,000	648,450
NJ Essex County Improvement Authority
Series 1996, Insured: AMBAC 5.000% 12/01/08	250,000	253,945
NJ Middlesex County
Certificates of Participation, Series 2001, Insured: MBIA 5.500% 08/01/17	250,000	265,607
Local Appropriated Total		3,364,227
Local General Obligations – 20.4%
NJ Board of Education
Tom Rivers School District, Series 2007, Insured: MBIA 4.500% 01/15/20	500,000	514,795
NJ Cherry Hill Township
Series 1999 B, 5.250% 07/15/11	500,000	530,490

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
NJ Flemington Raritan Regional School District
Series 2000, Insured: FGIC 5.700% 02/01/15	400,000	451,496
NJ Freehold Regional High School District
Series 2001, Insured: FGIC 5.000% 03/01/20	1,205,000	1,320,114
NJ Greenwich Township Board of Education
Series 1998, Insured: FSA: 5.000% 01/15/13	500,000	501,425
5.000% 01/15/14	800,000	802,280
NJ Kearny
Series 1997, Insured: FGIC 5.250% 02/15/08	600,000	603,300
NJ Manalapan Englishtown Regional Board of Education
Series 2004, Insured: FGIC 5.750% 12/01/20	1,325,000	1,538,775
NJ Mercer County Improvement Authority
Series 1998 B, Insured: FGIC 5.000% 02/15/14	250,000	253,485
NJ Middlesex County
Certificates of Participation, Series 2001, Insured: MBIA 5.000% 08/01/12	500,000	523,610
Series 1998, 5.000% 10/01/09	500,000	515,740
NJ Parsippany-Troy Hills Township
Series 1997, Insured: MBIA 5.000% 12/01/15	500,000	510,545
NJ Passaic County
Series 2003, Insured: FSA 5.200% 09/01/16	1,500,000	1,660,170
NJ Summit
Series 2001, 5.250% 06/01/16	1,205,000	1,335,260
NJ Union County
General Improvement, Series 1999, 5.125% 02/01/16	250,000	259,480

	Par ($)	Value ($)
NJ Washington Township Board of Education Mercer County
Series 2005, Insured: FSA: 5.250% 01/01/26	1,330,000	1,479,173
5.250% 01/01/28	500,000	555,690
Local General Obligations Total		13,355,828
Special Non-Property Tax – 5.2%
IL Dedicated Tax Capital Appreciation
Series 1990, Insured: AMBAC (b) 12/15/17	3,000,000	1,959,960
NJ Economic Development Authority
Series 2004 A, 5.500% 06/15/24	750,000	768,368
Series 2004, Insured: MBIA (b) 07/01/21	1,255,000	677,687
Special Non-Property Tax Total		3,406,015
Special Property Tax – 0.6%
NJ Economic Development Authority
Series 2007 5.125% 06/15/27	400,000	401,332
Special Property Tax Total		401,332
State Appropriated – 12.3%
NJ Economic Development Authority
Series 2000, Insured: AMBAC 5.250% 06/15/08	250,000	252,845
Series 2001 C, Insured: AMBAC 5.500% 06/15/12	500,000	539,945
Series 2005 A, Insured: FSA 5.000% 03/01/19	2,000,000	2,117,060
NJ Educational Facilities Authority
Series 2001 A, 5.000% 03/01/15	1,855,000	1,934,617
NJ Sports & Exposition Authority
Series 2000 C, 5.000% 03/01/11	500,000	522,100
NJ Transportation Trust Fund Authority
Series 1999 A, 5.625% 06/15/12	400,000	432,120
Series 2003 A, Insured: AMBAC 5.500% 12/15/15	1,000,000	1,116,400

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Series 2005 B, Insured: AMBAC 5.250% 12/15/23	1,000,000	1,114,560
State Appropriated Total		8,029,647
State General Obligations – 2.0%
PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority
Series 2004 A, 5.000% 07/01/30(c)	1,000,000	1,038,250
PR Commonwealth of Puerto Rico
Capital Appreciation, Series 1998, Insured: MBIA 6.000% 07/01/16	250,000	289,875
State General Obligations Total		1,328,125
Tax-Backed Total		29,885,174
Transportation – 3.9%
Toll Facilities – 2.2%
NJ Turnpike Authority
Series 2004 B, Insured: AMBAC (d) 01/01/35 (5.150% 01/01/15)	500,000	360,170
PA Delaware River Joint Toll Bridge Commission
Series 2003, 5.250% 07/01/11	1,000,000	1,057,920
Toll Facilities Total		1,418,090
Transportation – 1.7%
NJ Transit Corp.
Certificates of Participation, Series 2002 A, Insured: AMBAC 5.500% 09/15/15	1,000,000	1,107,940
Transportation Total		1,107,940
Transportation Total		2,526,030
Utilities – 10.8%
Municipal Electric – 1.7%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1998 DD, Insured: FSA 5.250% 07/01/15	250,000	256,745
Series 2003 NN, Insured: MBIA 5.250% 07/01/19	750,000	832,245
Municipal Electric Total		1,088,990

	Par ($)	Value ($)
Water & Sewer – 9.1%
NJ Cape May County Municipal Utilities Sewer Authority
Series 2002 A, Insured: FSA 5.750% 01/01/16	1,000,000	1,132,750
NJ Jersey City Municipal Utilities Authority
Series 2007, Insured: FGIC 5.250% 01/01/19(e)	1,000,000	1,098,960
NJ North Hudson Sewerage Authority
Sewer Revenue, Series 2006 A, Insured: MBIA 5.125% 08/01/17	600,000	657,468
NJ North Jersey District Water Supply Commission
Series 1997 A, Insured: MBIA 5.000% 11/15/10	500,000	505,575
NJ Ocean County Utilities Authority
Wastewater Revenue, Series 2001, 5.250% 01/01/18	1,000,000	1,054,550
NJ Rahway Valley Sewerage Authority
Series 2005 A, Insured: MBIA (b) 09/01/25	1,000,000	438,240
NJ Southeast Morris County Municipal Utilities Authority
Series 2001, Insured: MBIA 5.000% 01/01/10	1,055,000	1,089,477
Water & Sewer Total		5,977,020
Utilities Total		7,066,010
Total Municipal Bonds (cost of $61,651,932)		63,341,749
	Shares
Investment Company – 0.0%
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 3.000%)	1,242	1,242
Total Investment Company (cost of $1,242)		1,242

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund, October 31, 2007

Short-Term Obligations – 3.8%
	Par ($)	Value ($)
Variable Rate Demand Notes (f) – 3.8%
FL Pinellas County Health Facility Authority
All Childrens Hospital, Series 1985, Insured: AMBAC, SPA: Wachovia Bank N.A. 3.590% 12/01/15	300,000	300,000
MO Health & Educational Facilities Authority
Lester E. Cox Medical Center, Series 2002, Insured: AMBAC, SPA: Bank of Nova Scotia 3.640% 06/01/22	100,000	100,000
NE Lancaster County Hospital Authority No. 1
Bryanlgh Medical Center, Series 2002, Insured: AMBAC, SPA: U.S. Bank N.A. 3.580% 06/01/18	100,000	100,000
TX Bell County Health Facilities Development Corp.
Scott & White Memorial Hospital, Series 2001 1, LOC: JPMorgan Chase Bank 3.580% 08/15/31	80,000	80,000
TX Harris County Health Facilities Development Corp.
Texas Medical Center, Series 2006, Insured: MBIA, SPA: JPMorgan Chase Bank 3.580% 05/01/35	1,900,000	1,900,000
Variable Rate Demand Notes Total		2,480,000
Total Short-Term Obligations (cost of $2,480,000)		2,480,000
Total Investments – 100.5% (cost of $64,133,174)(g)		65,822,991
Other Assets & Liabilities, Net – (0.5)%		(341,641)
Net Assets – 100.0%		65,481,350

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2007.

(d)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(e)  Security purchased on a delayed delivery basis.

(f)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at October 31, 2007.

(g)  Cost for federal income tax purposes is $64,113,490.
At October 31, 2007, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	45.6
Refunded/Escrowed	20.8
Utilities	10.8
Health Care	6.1
Transportation	3.9
Education	3.9
Other	3.1
Housing	1.3
Other Revenue	1.2
	96.7
Investment Company	0.0	*
Short-Term Obligations	3.8
Other Assets & Liabilities, Net	(0.5)
	100.0

* Represents less than 0.1%.

Acronym	Name
AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia New York Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds – 97.3%

	Par ($)	Value ($)
Education – 10.3%
Education – 9.6%
NY Dormitory Authority
Barnard College, Series 2007 A, Insured: FGIC 5.000% 07/01/18	1,745,000	1,882,942
Brooklyn Law School, Series 2003 A, Insured: RAD 5.250% 07/01/10	500,000	517,170
Mount Sinai School of Medicine, Series 1995 B, Insured: MBIA 5.700% 07/01/11	995,000	1,029,029
New York University: Series 1998 A, Insured: MBIA: 5.750% 07/01/20	2,000,000	2,312,660
6.000% 07/01/17	2,475,000	2,886,840
Series 2001 1, Insured: AMBAC 5.500% 07/01/15	1,205,000	1,342,611
Series 2001 2, Insured: AMBAC 5.500% 07/01/21	900,000	956,295
St. John's University, Series 2007 C, Insured: MBIA 5.250% 07/01/22	2,000,000	2,218,820
NY Dutchess County Industrial Development Agency
Bard Collage, Series 2007, 5.000% 08/01/20	375,000	393,874
NY Oneida County Industrial Development Agency
Hamilton College, Series 2007A, Insured: MBIA: (a) 07/01/18	500,000	318,070
(a) 07/01/20	1,000,000	578,780
Education Total		14,437,091

	Par ($)	Value ($)
Prep School – 0.7%
NY New York City Industrial Development Agency
Trinity Episcopal School Corp., Series 1997, Insured: MBIA 5.250% 06/15/17	1,000,000	1,021,320
Prep School Total		1,021,320
Education Total		15,458,411
Health Care – 8.5%
Continuing Care Retirement – 0.2%
NY Suffolk County Industrial Development Agency
Active Retirement Community, Series 2006, 5.000% 11/01/28	335,000	315,881
Continuing Care Retirement Total		315,881
Hospitals – 7.0%
NY Dormitory Authority
Kaleida Health, Series 2006, Insured: FHA 4.600% 08/15/27	2,000,000	1,973,280
Long Island Jewish Medical Center, Series 2003, 5.000% 05/01/11	820,000	854,145
New York Methodist Hospital, Series 2004, 5.250% 07/01/24	1,000,000	1,020,200
North Shore Long Island Jewish Health: Series 2006 A, 5.000% 11/01/19	1,000,000	1,027,720
Series 2007 A, 5.000% 05/01/24	1,310,000	1,336,816
Presbyterian Hospital, Series 2007, Insured: FSA 5.250% 08/15/23	250,000	264,290
White Plains Hospital, Series 2004, Insured: FHA 4.625% 02/15/18	635,000	656,412
NY Monroe County Industrial Development Agency
Series 2005, 5.000% 08/01/22	700,000	705,761
NY New York City Health & Hospital Corp.
Series 2003 A, Insured: AMBAC 5.000% 02/15/11	2,000,000	2,088,540

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
NY Saratoga County Industrial Development Agency
Saratoga Hospital, Series 2004 A, 5.000% 12/01/13	485,000	499,322
Hospitals Total		10,426,486
Nursing Homes – 1.3%
NY Amherst Industrial Development Agency
Beechwood Health Care Center, Inc., Series 2007, 4.875% 01/01/13	500,000	496,485
NY Dormitory Authority
AIDS Long Term Health Care Facility, Series 2005, Insured: SONYMA 5.000% 11/01/12	500,000	518,010
Gurwin Nursing Home, Series 2005 A, Insured: FHA 4.400% 02/15/20	895,000	904,183
Nursing Homes Total		1,918,678
Health Care Total		12,661,045
Housing – 0.9%
Single-Family – 0.9%
NY Mortgage Agency Revenue
Series 2000 96, 5.200% 10/01/14	370,000	372,405
Series 2005 128, 4.350% 10/01/16	1,000,000	1,025,150
Single-Family Total		1,397,555
Housing Total		1,397,555
Other – 26.4%
Other – 0.8%
NY New York City Industrial Development Agency
United Jewish Appeal, Series 2004 A, 5.000% 07/01/27	625,000	647,525
NY Westchester County Industrial Development Agency
Guiding Eyes for the Blind, Series 2004, 5.375% 08/01/24	500,000	517,415
Other Total		1,164,940

	Par ($)	Value ($)
Refunded/Escrowed (b) – 25.0%
NY Dormitory Authority
City University Systems Consolidated 4th Generation, Series 2001 A, Pre-refunded 07/01/11, Insured: FGIC 5.500% 07/01/16	2,280,000	2,439,577
Columbia University, Series 2002 B, Pre-refunded 07/01/12, 5.375% 07/01/15	1,000,000	1,081,820
Memorial Sloan-Kettering Cancer Center, Series 2003, Escrowed to Maturity, Insured: MBIA (a) 07/01/25	3,750,000	1,690,800
University Dormitory Facilities: Series 2000 A, Pre-refunded 07/01/10, 6.000% 07/01/30	1,000,000	1,074,830
Series 2002, Pre-refunded 07/01/12, 5.375% 07/01/19	1,130,000	1,221,451
NY Environmental Facilities Corp.
New York City Municipal Water, Series 1994 A, Escrowed to Maturity, 5.750% 06/15/12	1,815,000	1,991,055
NY Long Island Power Authority
Electric Systems, Series 1998 A, Escrowed to Maturity, Insured: FSA 5.500% 12/01/13	2,000,000	2,215,100
Series 2003 C, Pre-refunded 09/01/13, 5.500% 09/01/21	1,000,000	1,103,540
NY Metropolitan Transportation Authority
Series 1996 A, Pre-refunded 10/01/10, Insured: MBIA 5.500% 04/01/16	1,000,000	1,057,530
Series 1998 A, Pre-refunded 10/01/15, Insured: FGIC 5.000% 04/01/23	2,000,000	2,184,140
Transportation Facilities, Series 1999 A, Pre-refunded 07/01/09, 6.000% 07/01/19	2,000,000	2,084,120

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
NY New York City Transitional Finance Authority
Series 2000 C, Pre-refunded 05/01/10, 5.500% 11/01/29	3,000,000	3,177,360
NY New York
Series 2003 J, Pre-refunded 06/01/13, 5.500% 06/01/16	1,085,000	1,192,426
NY Onondaga County
Series 1992, Economically Defeased to Maturity, 5.875% 02/15/10	285,000	300,390
NY Thruway Authority
Highway & Bridge Trust Fund, Series 2000 B-1: Escrowed to Maturity, Insured: FGIC 5.500% 04/01/10	1,535,000	1,609,141
Pre-refunded 04/01/10, Insured: FGIC 5.750% 04/01/16	2,000,000	2,126,540
Second General Highway & Bridge, Series 2003 A, Pre-refunded 04/01/13, Insured: MBIA 5.250% 04/01/17	1,750,000	1,898,067
NY Triborough Bridge & Tunnel Authority
Series 1991 X, Escrowed to Maturity, 6.625% 01/01/12	300,000	331,461
Series 1992 Y, Escrowed to Maturity: 5.500% 01/01/17	2,000,000	2,214,960
6.000% 01/01/12	750,000	797,280
Series 1999 B, Pre-refunded 01/01/22, 5.500% 01/01/30	2,000,000	2,288,440
Series 2002 B, Escrowed to Maturity, 5.000% 11/15/09	2,000,000	2,062,500
PA Elizabeth Forward School District
Series 1994 B, Escrowed to Maturity, Insured: MBIA (a) 09/01/20	2,210,000	1,262,617
Refunded/Escrowed Total		37,405,145

	Par ($)	Value ($)
Tobacco – 0.6%
PR Commonwealth of Puerto Rico
Children's Trust Fund, Series 2002, 5.000% 05/15/08	1,000,000	1,005,370
Tobacco Total		1,005,370
Other Total		39,575,455
Other Revenue – 0.7%
Recreation – 0.7%
NY New York City Industrial Development Agency
YMCA of Greater New York, Series 2006, 5.000% 08/01/26	1,000,000	1,019,810
Recreation Total		1,019,810
Other Revenue Total		1,019,810
Resource Recovery – 1.0%
Disposal – 1.0%
NY Hempstead Town Industrial Development Authority
America Fuel Co., Series 2001, 5.000% 12/01/10	1,500,000	1,510,125
Disposal Total		1,510,125
Resource Recovery Total		1,510,125
Tax-Backed – 38.5%
Local Appropriated – 1.1%
NY Dormitory Authority
Court Facilities, Series 2003 A, 5.250% 05/15/11	1,500,000	1,583,055
Local Appropriated Total		1,583,055
Local General Obligations – 14.4%
NY Albany County
Series 2006, Insured: XLCA 4.125% 09/15/20	1,000,000	1,000,330
NY Monroe County Public Improvement
Series 1992, Insured: MBIA 6.100% 03/01/09	15,000	15,128
Series 1996, Insured: MBIA 6.000% 03/01/16	1,210,000	1,394,537

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
NY New York City
Series 1998 F, Insured: MBIA (a) 08/01/08	2,060,000	2,007,079
Series 1998 G, Insured: MBIA (a) 08/01/08	2,500,000	2,435,775
Series 2001 F, 5.000% 08/01/09	1,000,000	1,025,880
Series 2003 J, 5.500% 06/01/16	165,000	178,814
Series 2004 B, 5.250% 08/01/15	2,000,000	2,159,620
Series 2005 G, 5.250% 08/01/16	500,000	545,885
Series 2006 J, 5.000% 06/01/17	1,350,000	1,437,318
Series 2007 C, 4.250% 01/01/27	800,000	756,736
Series 2007 D, 5.000% 02/01/24	2,000,000	2,082,540
NY Onondaga County
Series 1992, 5.875% 02/15/10	215,000	226,806
NY Orange County
Series 2005 A, 5.000% 07/15/18	1,500,000	1,625,415
NY Orleans County
Series 1989, 6.500% 09/15/08	100,000	102,559
NY Red Hook Central School District
Series 2002, Insured: FSA 5.125% 06/15/17	890,000	939,902
NY Rensselaer County
Series 1998 A, Insured: AMBAC 5.250% 06/01/11	545,000	577,220
NY Sachem Central School District of Holbrook
Series 2006, Insured: FGIC 4.250% 10/15/24	1,000,000	988,080
NY Somers Central School District
Series 2006, Insured: MBIA: 4.000% 12/01/21	500,000	494,675
4.000% 12/01/22	500,000	490,540

	Par ($)	Value ($)
NY Three Village Central School District
Series 2005, Insured: FGIC 5.000% 06/01/18	1,000,000	1,083,770
Local General Obligations Total		21,568,609
Special Non-Property Tax – 8.3%
NY Dormitory Authority
Series 2005 B, Insured: AMBAC 5.500% 03/15/26	1,000,000	1,148,530
NY Environmental Facilities Corp.
Series 2004 A, Insured: FGIC 5.000% 12/15/24	2,000,000	2,088,760
NY Local Government Assistance Corp.
Series 1993 E, 6.000% 04/01/14	3,540,000	3,908,939
Series 2003 A-2, 5.000% 04/01/09	1,000,000	1,022,200
NY Metropolitan Transportation Authority
Series 2004 A, Insured: FGIC 5.250% 11/15/18	800,000	886,264
NY Thruway Authority
Series 2007, 5.000% 03/15/22	1,000,000	1,064,060
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2006 BB, Insured: FSA 5.250% 07/01/22	1,000,000	1,112,890
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C, Insured: FGIC 5.500% 07/01/21	1,000,000	1,138,550
Special Non-Property Tax Total		12,370,193
Special Property Tax – 0.4%
NY New York City Industrial Development Agency
Series 2006, Insured: AMBAC 5.000% 01/01/23	625,000	659,762
Special Property Tax Total		659,762

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
State Appropriated – 13.6%
NY Dormitory Authority
4201 Schools Program, Series 2000, 6.250% 07/01/20	1,685,000	1,806,556
City University, Series 2002 B, Insured: AMBAC 5.250% 11/15/26 (c)	1,500,000	1,598,880
Consolidated 2nd Generation, Series 2000 A, Insured: AMBAC 6.125% 07/01/13	2,000,000	2,148,560
Consolidated 3rd Generation, Series 2003 1, 5.250% 07/01/11	1,000,000	1,057,210
Series 1993 A, 5.250% 05/15/15	2,000,000	2,154,300
Series 2005 A, Insured: FGIC 5.500% 05/15/21	1,000,000	1,134,290
State University, Series 2000 C, Insured: FSA 5.750% 05/15/17	1,250,000	1,426,938
NY Housing Finance Agency
Series 2003 K, 5.000% 03/15/10	1,485,000	1,533,173
NY Thruway Authority
Local Highway & Bridge: Series 2001, 5.250% 04/01/11	2,000,000	2,111,720
Series 2002, 5.250% 04/01/09	1,500,000	1,538,025
NY Urban Development Corp.
Series 2002 A, 5.000% 01/01/17	2,000,000	2,079,960
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A, 5.750% 08/01/27 (c)	1,675,000	1,776,739
State Appropriated Total		20,366,351
State General Obligations – 0.7%
PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority
Series 2004 A, 5.000% 07/01/30 (c)	1,000,000	1,038,250
State General Obligations Total		1,038,250
Tax-Backed Total		57,586,220

	Par ($)	Value ($)
Transportation – 5.0%
Ports – 1.0%
NY Port Authority of New York & New Jersey
Series 2004, Insured: XLCA 5.000% 09/15/28	1,500,000	1,559,130
Ports Total		1,559,130
Toll Facilities – 1.8%
NY Thruway Authority
Second General Highway & Bridge Trust Fund, Series 2005 A, Insured: MBIA 5.000% 04/01/22	500,000	526,290
NY Triborough Bridge & Tunnel Authority
Series 2006 A, 5.000% 11/15/19	2,000,000	2,136,500
Toll Facilities Total		2,662,790
Transportation – 2.2%
NY Metropolitan Transportation Authority
Series 2005 B, Insured: AMBAC 5.250% 11/15/24	750,000	837,353
Series 2005 C, 5.000% 11/15/16	750,000	810,720
Series 2006 B, 5.000% 11/15/16	1,500,000	1,621,440
Transportation Total		3,269,513
Transportation Total		7,491,433
Utilities – 6.0%
Municipal Electric – 3.5%
NY Long Island Power Authority
Series 2003 A, 5.000% 06/01/09	2,000,000	2,048,240
Series 2006 F, Insured: MBIA 4.000% 05/01/21	1,500,000	1,469,325
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 BB, Insured: MBIA 6.000% 07/01/12	1,000,000	1,104,000
Series 2003 NN, Insured: MBIA 5.250% 07/01/19	500,000	554,830
Municipal Electric Total		5,176,395

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Water & Sewer – 2.5%
NY Environmental Facilities Corp.
New York City Municipal Water, Series 1994 2, 5.750% 06/15/12	185,000	202,218
NY New York City Municipal Water Finance Authority
Water & Sewer Systems, Series 1997 C, Insured: FGIC 5.000% 06/15/21	1,725,000	1,743,768
NY Western Nassau County Water Authority
Series 2005, Insured: AMBAC 5.000% 05/01/22	1,765,000	1,858,245
Water & Sewer Total		3,804,231
Utilities Total		8,980,626
Total Municipal Bonds (cost of $141,526,640)		145,680,680
	Shares
Investment Company – 0.0%
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 3.000%)	7,687	7,687
Total Investment Company (cost of $7,687)		7,687
Short-Term Obligations – 1.6%
	Par ($)
Variable Rate Demand Notes (d) – 1.6%
NY Jay Street Development Corp.
Series 2003 A-4, LOC: DEPFA Bank PLC 3.480% 05/01/22	330,000	330,000
NY New York City Industrial Development Agency
Lycee Francais de New York, Series 2002 B, LOC: JPMorgan Chase Bank 3.470% 06/01/32	500,000	500,000
NY New York City
Series 1993 A-7, LOC: Morgan Guaranty Trust 3.480% 08/01/20	900,000	900,000

	Par ($)	Value ($)
Series 2004 H-4, LOC: Bank of New York 3.480% 03/01/34	560,000	560,000
Variable Rate Demand Notes Total		2,290,000
Total Short-Term Obligations (cost of $2,290,000)		2,290,000
Total Investments – 98.9% (cost of $143,824,327)(e)		147,978,367
Other Assets & Liabilities, Net – 1.1%		1,704,495
Net Assets – 100.0%		149,682,862

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2007.

(d)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at October 31, 2007.

(e)  Cost for federal income tax purposes is $143,740,572.

At October 31, 2007, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	38.5
Refunded/Escrowed	25.0
Education	10.3
Health Care	8.5
Utilities	6.0
Transportation	5.0
Other	1.4
Resource Recovery	1.0
Housing	0.9
Other Revenue	0.7
	97.3
Investment Company	0.0	*
Short-Term Obligations	1.6
Other Assets & Liabilities, Net	1.1
	100.0

* Represents less than 0.01%.

Acronym	Name
AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FSA	Financial Security Assurance, Inc.

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

RAD	Radian Asset Assurance

SONYMA	State of New York Mortgage Agency

XLCA	XL Capital Assurance, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Rhode Island Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds – 99.1%

	Par ($)	Value ($)
Education – 17.0%
Education – 16.1%
PR Commonwealth of Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities
Universidad Interamericana de Puerto Rico, Inc., Series 1998 A, Insured: MBIA: 5.250% 10/01/12	360,000	377,417
5.375% 10/01/13	1,550,000	1,630,755
5.500% 10/01/14	350,000	369,435
RI Health & Educational Building Corp.
Higher Education Facility: Brown University: Series 2004 D, Insured: XLCA 5.500% 08/15/16	1,340,000	1,460,707
Series 2007, 5.000% 09/01/18	1,000,000	1,080,000
Johnson & Wales: Series 1999, Insured: MBIA: 5.500% 04/01/15	1,000,000	1,110,310
5.500% 04/01/17	1,000,000	1,114,870
5.500% 04/01/18	1,420,000	1,587,120
Series 2003, Insured: XLCA 5.250% 04/01/16	1,485,000	1,577,144
New England Institute, Series 2007, Insured: AMBAC 4.500% 03/01/26	500,000	493,215
Providence College, Series 2003 A, Insured: XLCA 5.000% 11/01/24	2,500,000	2,577,025
Roger Williams, Series 1998, Insured: AMBAC 5.125% 11/15/14	1,000,000	1,035,090
Series 2003 A, Insured: AMBAC 5.000% 09/15/13	1,040,000	1,109,940
Series 2004 A, Insured: AMBAC 5.250% 09/15/20	1,020,000	1,096,531
Series 2004 D, Insured: XLCA 5.500% 08/15/17	1,345,000	1,460,320

	Par ($)	Value ($)
University of Rhode Island, Series 1999, Insured: FSA 5.000% 11/01/19	750,000	773,985
Education Total		18,853,864
Prep School – 0.9%
RI Health & Educational Building Corp.
Educational Institution Revenue, Times2 Academy, Series 2004, LOC: Citizens Bank 5.000% 12/15/24	1,000,000	1,019,750
Prep School Total		1,019,750
Education Total		19,873,614
Health Care – 2.0%
Hospitals – 2.0%
RI Health & Educational Building Corp.
Hospital Foundation, Lifespan Obligated Group: Series 2002 A, Insured: FSA 5.000% 05/15/26	2,000,000	2,073,080
Series 2002, 6.375% 08/15/21	205,000	219,645
Hospitals Total		2,292,725
Health Care Total		2,292,725
Housing – 0.3%
Multi-Family – 0.3%
RI Housing & Mortgage Finance Corp.
Multi-Family Housing: Series 1995 A, Insured: AMBAC 6.150% 07/01/17	85,000	85,111
Series 1997 A, Insured: AMBAC 5.600% 07/01/10	215,000	219,571
RI Providence Housing Development Corp.
Mortgage Revenue, Section 8, Barbara Jordan Apartments, Series 1994 A, Insured: MBIA 6.500% 07/01/09	55,000	55,618
Multi-Family Total		360,300
Housing Total		360,300

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Other – 27.2%
Pool/Bond Bank – 2.2%
RI Clean Water Finance Agency Water Pollution Control
Revolving Fund Pooled Loan, Series 2006 A, 4.500% 10/01/22	1,000,000	1,017,620
RI Clean Water Protection Finance Agency
Water Pollution Control Revenue, Revolving Fund, Pooled Loan Association: Series 1999 A, Insured: AMBAC 5.250% 10/01/16	500,000	515,320
Series 2004 A, 4.750% 10/01/23	1,000,000	1,028,450
Pool/Bond Bank Total		2,561,390
Refunded/Escrowed (a) – 23.7%
RI Central Falls Detention Facility Corp.
Donald Wyatt Detention Facility, Series 1998 A, Pre-refunded 01/15/08, Insured: RAD 5.375% 01/15/18	1,000,000	1,023,660
RI Consolidated Capital Development Loan
Series 1998 A, Pre-refunded 09/01/09, Insured: FGIC 5.200% 09/01/11	1,250,000	1,300,450
Series 1999 A, Pre-refunded 09/01/09, Insured: FGIC 5.500% 09/01/15	3,240,000	3,387,873
RI Depositors Economic Protection Corp.
Special Obligation: Series 1993 A: Escrowed to Maturity: Insured: FSA: 5.750% 08/01/14	1,000,000	1,109,490
5.750% 08/01/21	2,165,000	2,527,508
Insured: MBIA 5.875% 08/01/11	2,500,000	2,705,900
Pre-refunded 08/01/13, Insured: FSA 5.750% 08/01/14	2,105,000	2,365,515
Series 1993 B: Escrowed to Maturity, Insured: MBIA 5.800% 08/01/12	1,000,000	1,097,950

	Par ($)	Value ($)
Pre-refunded 02/01/11, Insured: MBIA 5.250% 08/01/21	250,000	263,237
RI Health & Educational Building Corp.
Higher Education Facility, University of Rhode Island, Series 2000 B, Pre-refunded 09/15/10, Insured: AMBAC: 5.500% 09/15/20	2,000,000	2,129,360
5.700% 09/15/30	2,250,000	2,407,725
Hospital Financing Lifespan, Series 2002, Pre-refunded 08/15/12, 6.375% 08/15/21	1,295,000	1,454,117
RI North Kingstown
Pre-refunded 10/01/09, Insured: FGIC: 5.600% 10/01/16	995,000	1,043,825
5.750% 10/01/19	500,000	525,915
RI Providence Plantations
Consolidated Capital Development Loan, Series 2001C, Economically Defeased to Maturity, 5.000% 09/01/11	3,000,000	3,156,690
RI South Kingstown
Series 2000, Pre-refunded 06/15/10, Insured: FGIC 6.250% 06/15/19	500,000	539,755
WI Milwaukee County
Series 2000 A, Pre-refunded 09/01/09, Insured: FSA 5.700% 09/01/15	500,000	519,885
Refunded/Escrowed Total		27,558,855
Tobacco – 1.3%
RI Tobacco Settlement Financing Corp.
Rhode Island Revenue, Asset Backed, Series 2002 A, 6.000% 06/01/23	1,500,000	1,540,185
Tobacco Total		1,540,185
Other Total		31,660,430

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Tax-Backed – 39.8%
Local Appropriated – 9.2%
RI Health & Educational Building Corp.
Series 2006 A, Insured: FSA 5.000% 05/15/23	2,000,000	2,094,760
Series 2007 A, Insured: FSA 5.000% 05/15/22(b)	2,000,000	2,113,380
RI Providence Public Building Authority
School & Public Facilities Project: Series 1996 A, Insured: FSA 5.400% 12/15/11	500,000	510,065
Series 1998 A, Insured: FSA 5.250% 12/15/14	1,500,000	1,556,415
Series 1999 A, Insured: AMBAC: 5.125% 12/15/14	500,000	524,905
5.375% 12/15/11	2,035,000	2,147,963
RI Smithfield
Lease Participation Certificates, Wastewater Treatment Facility Loan, Series 2003 A, Insured: MBIA: 5.000% 11/15/11	810,000	852,881
5.000% 11/15/12	855,000	907,677
Local Appropriated Total		10,708,046
Local General Obligations – 15.9%
AK North Slope Borough
Capital Appreciation, Series 2000 B, Insured: MBIA (c) 06/30/09	2,000,000	1,882,680
IL Will County
Community Unit School District, Number 365 U Valley View, Series 1999 B, Insured: FSA (c) 11/01/10	2,000,000	1,790,640
PR Commonwealth of Puerto Rico Municipal Finance Agency
Series 1997 A, Insured: FSA 5.500% 07/01/17	75,000	76,244

	Par ($)	Value ($)
RI City of Cranston
Series 2005, Insured: AMBAC: 5.000% 07/15/15	2,280,000	2,462,582
RI Coventry
Series 2002, Insured: AMBAC: 5.000% 06/15/21	750,000	792,135
5.000% 06/15/22	750,000	792,135
RI Exeter West Greenwich Regional School District
Series 1997, Insured: MBIA 5.400% 11/15/10	1,000,000	1,011,480
RI Johnston
Series 2004, Insured: XLCA 5.250% 06/01/19	525,000	553,004
Series 2005, Insured: FSA: 4.750% 06/01/21	390,000	408,697
4.750% 06/01/22	405,000	423,338
4.750% 06/01/23	425,000	442,837
4.750% 06/01/24	445,000	462,204
4.750% 06/01/25	460,000	476,574
Various Purpose, Series 2004, Insured: XLCA 5.250% 06/01/20	555,000	585,580
RI Providence
Series 1997, Insured: FSA 5.450% 01/15/10	500,000	505,760
Series 2001 C, Insured: FGIC 5.500% 01/15/13	1,890,000	2,057,000
RI Warwick
Series 1998 A, Insured: FGIC: 5.000% 03/01/15	1,180,000	1,208,804
5.000% 03/01/16	1,205,000	1,234,619
RI Woonsocket
Series 2005, Insured: AMBAC 4.250% 03/01/25	550,000	531,999

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
WA Seattle
Series 1998 E, Insured: FSA (c) 12/15/12	1,000,000	823,390
Local General Obligations Total		18,521,702
Special Non-Property Tax – 2.9%
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C: Insured: AMBAC 5.500% 07/01/23	1,000,000	1,144,340
Insured: FGIC 5.500% 07/01/21	1,085,000	1,235,327
RI Convention Center Authority Revenue
Series 2005 A, Insured: FSA 5.000% 05/15/23	1,005,000	1,045,933
Special Non-Property Tax Total		3,425,600
State Appropriated – 4.5%
RI & Providence Plantations
Certificates of Participation, Central Power Plants Project, Series 2000 C, Insured: MBIA 5.375% 10/01/20	1,000,000	1,043,620
RI Economic Development Corp.
Economic Development Revenue, East Greenwich Free Library Association, Series 2004: 4.500% 06/15/09	140,000	139,614
4.500% 06/15/14	245,000	245,100
5.750% 06/15/24	415,000	424,811
RI Health & Educational Building Corp.
Public Schools Financing Program Series 2007 A, Insured: FSA 5.000% 05/15/19	1,970,000	2,094,386
RI Health & Educational Building Corp.
Series 2007 B, Insured: AMB 4.250% 05/15/19	250,000	251,360
RI Providence Public Building Authority
State Public Project, Series 1998 A, Insured: AMBAC 5.250% 02/01/10	1,000,000	1,014,110
State Appropriated Total		5,213,001

	Par ($)	Value ($)
State General Obligations – 7.3%
PR Commonwealth of Puerto Rico
Capital Appreciation, Series 1998, Insured: MBIA: (c) 07/01/14	3,500,000	2,726,745
6.000% 07/01/16	250,000	289,875
Series 2006 A, 5.250% 07/01/23	250,000	261,490
RI & Providence Plantations
Series 2005 A, Insured: FSA 5.000% 08/01/17	2,000,000	2,157,460
Series 2006 A, Insured: FSA 4.500% 08/01/20	2,000,000	2,049,340
Series 2006 C, Isured: MBIA 5.000% 11/15/18	1,000,000	1,074,510
State General Obligations Total		8,559,420
Tax-Backed Total		46,427,769
Transportation – 4.5%
Airports – 2.5%
RI Economic Development Corp. Airport
Series 1998 B, Insured: FSA: 5.000% 07/01/15	1,620,000	1,650,974
5.000% 07/01/18	500,000	508,665
5.000% 07/01/23	685,000	696,549
Airports Total		2,856,188
Transportation – 2.0%
RI Economic Development Corp.
Grant Anticipation Note, Rhode Island Department Transportation, Series 2003 A, Insured: FSA 5.000% 06/15/14	2,225,000	2,369,581
Transportation Total		2,369,581
Transportation Total		5,225,769
Utilities – 8.3%
Municipal Electric – 1.1%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1998 EE, Insured: MBIA 5.250% 07/01/15	500,000	513,085

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund, October 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Series 2003 NN, Insured: MBIA 5.250% 07/01/19	750,000	832,245
Municipal Electric Total		1,345,330
Water & Sewer – 7.2%
RI Bristol County Water Authority Revenue
Series 1997 A, Insured: MBIA 5.000% 07/01/16	500,000	505,555
RI Clean Water Protection Finance Agency
Safe Drinking Water Revolving, Series 2004 A, Insured: MBIA 5.000% 10/01/18	1,000,000	1,060,490
RI Kent County Water Authority
Series 2002 A, Insured: MBIA: 5.000% 07/15/15	750,000	791,048
5.000% 07/15/16	1,265,000	1,334,233
RI Narragansett Bay Commission Wastewater System Revenue
Series 2005 A, Insured: MBIA 5.000% 08/01/26	2,500,000	2,599,100
RI Narragansett Bay Commission
Series 2007 A, 5.000% 02/01/32	2,000,000	2,079,460
Water & Sewer Total		8,369,886
Utilities Total		9,715,216
Total Municipal Bonds (cost of $112,193,668)		115,555,823
	Shares
Investment Company – 0.4%
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 3.000%)	503,172	503,172
Total Investment Company (cost of $503,172)		503,172

Short-Term Obligations – 1.4%
	Par ($)	Value ($)
Variable Rate Demand Notes (d) – 1.4%
FL Pinellas County Health Facility Authority
All Childrens Hospital, Series 1985, Insured: AMBAC, SPA: Wachovia Bank N.A. 3.590% 12/01/15	600,000	600,000
MO Health & Educational Facilities Authority
SSM Health Care Corp., Series 2005 C-1, Insured: FSA, SPA: UBS AG 3.580% 06/01/19	400,000	400,000
TX Harris County Health Facilities Development Corp.
Texas Medical Center, Series 2006, Insured: MBIA, SPA: JPMorgan Chase Bank 3.580% 05/01/35	300,000	300,000
WA Housing Finance Commission
Franke Tobey Jones, Series 2003, LOC: Wells Fargo Bank N.A. 3.530% 09/01/33	300,000	300,000
Variable Rate Demand Notes Total		1,600,000
Total Short-Term Obligations (cost of $1,600,000)		1,600,000
Total Investments – 100.9% (cost of $114,296,840)(e)		117,658,995
Other Assets & Liabilities, Net – (0.9)%		(1,036,443)
Net Assets – 100.0%		116,622,552

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Security purchased on a delayed delivery basis.

(c)  Zero Coupon Bond.

(d)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at October 31, 2007.

(e)  Cost for federal income tax purposes is $114,241,569.

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund, October 31, 2007

At October 31, 2007, the composition of the fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	39.8
Refunded/Escrowed	23.7
Education	17.0
Utilities	8.3
Transportation	4.5
Other	3.5
Health Care	2.0
Housing	0.3
99.1
Investment Company	0.4
Short-Term Obligations	1.4
Other Assets & Liabilities, Net	(0.9)
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

RAD	Radian Asset Assurance

SPA	Stand-by Purchase Agreement

XLCA	XL Capital Assurance, Inc.

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Columbia Tax-Exempt Bond Funds
October 31, 2007

	($)	($)	($)
	Connecticut Intermediate Municipal Bond Fund	Intermediate Municipal Bond Fund	Massachusetts Intermediate Municipal Bond Fund
Assets
Investments, at cost	163,601,342	2,244,295,241	300,538,546
Investments, at value	167,526,777	2,295,040,148	306,455,721
Cash	34,209	59,013	22,566
Receivable for:
Investments sold	—	8,568,756	—
Fund shares sold	35,654	1,279,777	178,680
Interest	2,195,029	34,088,116	4,124,543
Trustees' deferred compensation plan	22,734	110,131	32,941
Total assets	169,814,403	2,339,145,941	310,814,451
Liabilities
Expense reimbursement due to Investment Advisor	—	126,606	—
Payable for:
Investments purchased on a delayed delivery basis	—	—	—
Fund shares repurchased	292,493	837,679	277,440
Distributions	433,074	7,155,569	826,571
Investment advisory fee	69,042	820,419	126,377
Administration fee	9,637	133,183	17,640
Transfer agent fee	144	36,701	6,268
Pricing and bookkeeping fees	9,053	26,576	8,744
Trustees' fees	1,793	324,512	—
Audit fees	31,466	37,059	34,359
Distribution and service fees	8,887	27,282	10,881
Custody fee	1,447	9,856	1,838
Reports to shareholders	24,286	25,862	579
Chief compliance officer expenses	1,664	1,132	90
Trustees' deferred compensation plan	22,734	110,131	32,941
Other liabilities	12,170	49,907	8,603
Total liabilities	917,890	9,722,474	1,352,331
Net Assets	168,896,513	2,329,423,467	309,462,120
Net Assets consist of
Paid-in capital	165,454,430	2,281,425,411	303,517,253
Undistributed net investment income	105,995	1,685,066	81,822
Accumulated net realized loss	(589,347)	(4,431,917)	(54,130)
Net unrealized appreciation on investments	3,925,435	50,744,907	5,917,175
Net Assets	168,896,513	2,329,423,467	309,462,120

See Accompanying Notes to Financial Statements.

	($)	($)	($)
	New Jersey Intermediate Municipal Bond Fund	New York Intermediate Municipal Bond Fund	Rhode Island Intermediate Municipal Bond Fund
Assets
Investments, at cost	64,133,174	143,824,327	114,296,840
Investments, at value	65,822,991	147,978,367	117,658,995
Cash	85,205	73,145	97,039
Receivable for:
Investments sold	—	—	—
Fund shares sold	50,150	100,812	58,214
Interest	883,789	2,121,490	1,427,784
Trustees' deferred compensation plan	14,018	19,044	19,243
Total assets	66,856,153	150,292,858	119,261,275
Liabilities
Expense reimbursement due to Investment Advisor	—	—	—
Payable for:
Investments purchased on a delayed delivery basis	1,098,960	—	2,118,040
Fund shares repurchased	14,651	55,928	70,333
Distributions	160,764	385,579	315,689
Investment advisory fee	26,345	61,067	47,661
Administration fee	3,677	8,524	6,653
Transfer agent fee	6,874	14,000	11,065
Pricing and bookkeeping fees	3,606	6,408	5,931
Trustees' fees	—	—	—
Audit fees	29,859	29,858	29,858
Distribution and service fees	3,989	5,028	1,025
Custody fee	633	938	827
Reports to shareholders	3,060	14,747	2,347
Chief compliance officer expenses	97	51	49
Trustees' deferred compensation plan	14,018	19,044	19,243
Other liabilities	8,270	8,824	10,002
Total liabilities	1,374,803	609,996	2,638,723
Net Assets	65,481,350	149,682,862	116,622,552
Net Assets consist of
Paid-in capital	63,862,810	145,672,783	113,487,245
Undistributed net investment income	14,116	90,714	34,262
Accumulated net realized loss	(85,393)	(234,675)	(261,110)
Net unrealized appreciation on investments	1,689,817	4,154,040	3,362,155
Net Assets	65,481,350	149,682,862	116,622,552

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Columbia Tax-Exempt Bond Funds
October 31, 2007 (continued)

	Connecticut Intermediate Municipal Bond Fund	Intermediate Municipal Bond Fund	Massachusetts Intermediate Municipal Bond Fund
Class A
Net assets	$2,565,809	$89,904,765	$6,914,051
Shares outstanding	241,498	8,798,566	668,056
Net asset value per share (a)	$10.62	$10.22	$10.35
Maximum sales charge	3.25%	3.25%	3.25%
Maximum offering price per share (b)	$10.98	$10.56	$10.70
Class B
Net assets	$2,767,162	$8,132,664	$1,649,834
Shares outstanding	260,455	795,903	159,411
Net asset value and offering price per share (a)	$10.62	$10.22	$10.35
Class C
Net assets	$4,992,825	$10,506,029	$3,791,921
Shares outstanding	469,939	1,028,163	366,382
Net asset value and offering price per share (a)	$10.62	$10.22	$10.35
Class T
Net assets	$19,753,229	$13,170,306	$42,467,642
Shares outstanding	1,859,228	1,288,881	4,103,271
Net asset value per share (a)	$10.62	$10.22	$10.35
Maximum sales charge	4.75%	4.75%	4.75%
Maximum offering price per share (b)	$11.15	$10.73	$10.87
Class Z
Net assets	$138,817,488	$2,207,709,703	$254,638,672
Shares outstanding	13,065,955	216,056,009	24,603,892
Net asset value, offering and redemption price per share	$10.62	$10.22	$10.35

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

	New Jersey Intermediate Municipal Bond Fund	New York Intermediate Municipal Bond Fund	Rhode Island Intermediate Municipal Bond Fund
Class A
Net assets	$3,006,880	$1,874,177	$1,130,359
Shares outstanding	298,362	162,417	102,318
Net asset value per share (a)	$10.08	$11.54	$11.05
Maximum sales charge	3.25%	3.25%	3.25%
Maximum offering price per share (b)	$10.42	$11.93	$11.42
Class B
Net assets	$1,254,125	$1,803,647	$303,252
Shares outstanding	124,467	156,303	27,450
Net asset value and offering price per share (a)	$10.08	$11.54	$11.05
Class C
Net assets	$3,108,410	$2,019,066	$825,348
Shares outstanding	308,494	174,978	74,709
Net asset value and offering price per share (a)	$10.08	$11.54	$11.05
Class T
Net assets	$5,037,091	$13,575,066	$10,852,087
Shares outstanding	499,899	1,176,435	982,314
Net asset value per share (a)	$10.08	$11.54	$11.05
Maximum sales charge	4.75%	4.75%	4.75%
Maximum offering price per share (b)	$10.58	$12.12	$11.60
Class Z
Net assets	$53,074,844	$130,410,906	$103,511,506
Shares outstanding	5,267,426	11,301,524	9,369,651
Net asset value, offering and redemption price per share	$10.08	$11.54	$11.05

See Accompanying Notes to Financial Statements.

Statements of Operations – Columbia Tax-Exempt Bond Funds
For the Year Ended October 31, 2007

	($)	($)	($)
	Connecticut Intermediate Municipal Bond Fund(a)	Intermediate Municipal Bond Fund(a)	Massachusetts Intermediate Municipal Bond Fund(a)
Investment Income
Interest	7,580,067	105,808,889	13,187,585
Dividends	7,005	103,529	10,265
Total Income	7,587,072	105,912,418	13,197,850
Expenses
Investment advisory fee	830,218	9,871,650	1,479,139
Administration fee	115,885	1,606,488	206,463
Distribution fee:
Class B	25,892	66,088	14,294
Class C	41,227	70,818	33,945
Class G	1,111	1,729	3,738
Service fee:
Class A	16,586	193,093	18,218
Class B	8,631	20,335	4,771
Class C	13,742	21,790	11,315
Class G	257	399	863
Shareholder Services Fee - Class T	31,469	20,879	65,608
Transfer agent fee	150,820	38,912	279,929
Pricing and bookkeeping fees	89,407	242,492	115,449
Trustees' fees	20,033	136,672	24,187
Custody fee	8,580	60,636	12,113
Audit fee	42,113	47,651	46,573
Registration fees	56,875	34,540	55,933
Chief compliance officer expenses	1,765	4,694	2,079
Other expenses	81,794	334,120	47,273
Total Expenses	1,536,405	12,772,986	2,421,890
Fees waived by Distributor - Class C	(19,239)	(49,028)	(15,841)
Fees and expenses waived or reimbursed by Investment Advisor	—	(393,123)	—
Expense reductions	(2,061)	(8,043)	(2,457)
Net Expenses	1,515,105	12,322,792	2,403,592
Net Investment Income	6,071,967	93,589,626	10,794,258
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investments	(19,180)	(86,359)	312,652
Futures contracts	(168,700)	(2,696,725)	(348,382)
Net realized loss	(187,880)	(2,783,084)	(35,730)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,179,974)	(37,343,279)	(4,008,179)
Futures contracts	53,558	14,798	1,869
Net change in unrealized depreciation	(2,126,416)	(37,328,481)	(4,006,310)
Net Loss	(2,314,296)	(40,111,565)	(4,042,040)
Net Increase Resulting from Operations	3,757,671	53,478,061	6,752,218

(a)  Class G shares reflect activity for the period November 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

	($)	($)	($)
	New Jersey Intermediate Municipal Bond Fund(a)	New York Intermediate Municipal Bond Fund(a)	Rhode Island Intermediate Municipal Bond Fund(a)
Investment Income
Interest	2,875,885	6,360,741	5,329,027
Dividends	297	6,569	1,355
Total Income	2,876,182	6,367,310	5,330,382
Expenses
Investment advisory fee	305,100	699,457	562,225
Administration fee	42,587	97,632	78,477
Distribution fee:
Class B	10,657	18,783	2,670
Class C	24,353	15,552	7,128
Class G	682	283	1,137
Service fee:
Class A	4,535	5,059	2,685
Class B	3,552	6,261	890
Class C	8,123	5,184	2,378
Class G	157	65	263
Shareholder Services Fee - Class T	7,894	21,078	—
Transfer agent fee	61,299	145,768	118,380
Pricing and bookkeeping fees	65,622	81,654	77,900
Trustees' fees	14,192	17,575	16,506
Custody fee	5,488	7,335	6,397
Audit fee	40,455	40,450	40,455
Registration fees	59,150	56,793	55,203
Chief compliance officer expenses	200	152	151
Other expenses	43,955	54,758	52,542
Total Expenses	698,001	1,273,839	1,025,387
Fees waived by Distributor - Class C	(11,373)	(7,257)	(3,330)
Fees and expenses waived or reimbursed by Investment Advisor	—	—	—
Expense reductions	(2,362)	(2,860)	(2,104)
Net Expenses	684,266	1,263,722	1,019,953
Net Investment Income	2,191,916	5,103,588	4,310,429
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investments	37,251	(13,843)	(78,178)
Futures contracts	(64,851)	(150,266)	(59,190)
Net realized loss	(27,600)	(164,109)	(137,368)
Net change in unrealized appreciation (depreciation) on:
Investments	(960,223)	(1,589,775)	(1,435,450)
Futures contracts	19,128	43,037	—
Net change in unrealized depreciation	(941,095)	(1,546,738)	(1,435,450)
Net Loss	(968,695)	(1,710,847)	(1,572,818)
Net Increase Resulting from Operations	1,223,221	3,392,741	2,737,611

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Columbia Tax-Exempt Bond Funds

Increase (Decrease) in Net Assets	Connecticut Intermediate Municipal Bond Fund		Intermediate Municipal Bond Fund		Massachusetts Intermediate Municipal Bond Fund
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	2007 ($)(a)	2006 ($)	2007 ($)(a)	2006 ($)	2007 ($)(a)	2006 ($)
Operations
Net investment income	6,071,967	6,431,438	93,589,626	84,274,128	10,794,258	11,287,979
Net realized gain (loss) on investments and futures contracts	(187,880)	99,279	(2,783,084)	771,503	(35,730)	380,728
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(2,126,416)	1,143,061	(37,328,481)	19,368,655	(4,006,310)	2,163,018
Net Increase Resulting from Operations	3,757,671	7,673,778	53,478,061	104,414,286	6,752,218	13,831,725
Distributions to Shareholders
From net investment income:
Class A	(221,167)	(318,649)	(3,590,205)	(2,529,737)	(239,582)	(262,341)
Class B	(89,048)	(122,044)	(311,961)	(222,356)	(48,474)	(74,108)
Class C	(161,046)	(217,515)	(383,603)	(293,702)	(130,631)	(178,926)
Class G	(4,699)	(7,123)	(8,311)	(13,907)	—	(23,919)
Class T	(719,048)	(828,626)	(524,380)	(605,151)	(1,484,630)	(1,729,819)
Class Z	(4,872,905)	(4,933,862)	(88,757,531)	(80,579,770)	(8,879,772)	(9,005,867)
Net realized gains:
Class A	—	—	—	(98,992)	(9,667)	(62,861)
Class B	—	—	—	(10,175)	(2,997)	(24,361)
Class C	—	—	—	(11,638)	(6,186)	(53,229)
Class G	—	—	—	(660)	—	(6,861)
Class T	—	—	—	(24,800)	(60,217)	(407,136)
Class Z	—	—	—	(2,982,513)	(315,886)	(1,901,844)
Total Distributions to Shareholders	(6,067,913)	(6,427,819)	(93,575,991)	(87,373,401)	(11,178,042)	(13,731,272)
Net Capital Share Transactions	(8,550,319)	(5,819,391)	(104,062,727)	289,631,089	1,020,774	(8,141,811)
Net increase (decrease) in net assets	(10,860,561)	(4,573,432)	(144,160,657)	306,671,974	(3,405,050)	(8,041,358)
Net Assets
Beginning of period	179,757,074	184,330,506	2,473,584,124	2,166,912,150	312,867,170	320,908,528
End of period	168,896,513	179,757,074	2,329,423,467	2,473,584,124	309,462,120	312,867,170
Undistributed net investment income at end of period	105,995	108,586	1,685,066	1,808,170	81,822	93,482

(a)  Class G shares reflect activity for the period November 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	New Jersey Intermediate Municipal Bond Fund		New York Intermediate Municipal Bond Fund		Rhode Island Intermediate Municipal Bond Fund
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	2007 ($)(a)	2006 ($)	2007 ($)(a)	2006 ($)	2007 ($)(a)	2006 ($)
Operations
Net investment income	2,191,916	2,370,408	5,103,588	4,775,395	4,310,429	4,496,029
Net realized gain (loss) on investments and futures contracts	(27,600)	229,993	(164,109)	49,893	(137,368)	92,705
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(941,095)	400,353	(1,546,738)	958,137	(1,435,450)	216,138
Net Increase Resulting from Operations	1,223,221	3,000,754	3,392,741	5,783,425	2,737,611	4,804,872
Distributions to Shareholders
From net investment income:
Class A	(59,353)	(76,923)	(66,446)	(85,227)	(36,834)	(40,587)
Class B	(35,800)	(43,579)	(63,508)	(85,360)	(9,696)	(20,218)
Class C	(93,272)	(128,595)	(59,691)	(91,470)	(28,953)	(45,441)
Class G	(2,832)	(4,318)	(1,178)	(1,820)	(5,025)	(7,402)
Class T	(177,311)	(201,651)	(475,447)	(573,153)	(414,923)	(456,424)
Class Z	(1,820,231)	(1,912,424)	(4,422,216)	(3,924,908)	(3,806,250)	(3,915,901)
Net realized gains:
Class A	(6,577)	(15,350)	(424)	(2,129)	(852)	(3,206)
Class B	(5,016)	(12,331)	(636)	(2,826)	(322)	(2,438)
Class C	(12,375)	(30,308)	(534)	(2,605)	(1,056)	(4,121)
Class G	(468)	(1,061)	(13)	(61)	(218)	(686)
Class T	(17,794)	(43,041)	(3,130)	(14,205)	(10,689)	(33,432)
Class Z	(168,325)	(385,488)	(25,713)	(85,098)	(94,135)	(281,187)
Total Distributions to Shareholders	(2,399,354)	(2,855,069)	(5,118,936)	(4,868,862)	(4,408,953)	(4,811,043)
Net Capital Share Transactions	2,390,694	(11,089,948)	9,222,957	8,147,216	(514,528)	(1,712,479)
Net increase (decrease) in net assets	1,214,561	(10,944,263)	7,496,762	9,061,779	(2,185,870)	(1,718,650)
Net Assets
Beginning of period	64,266,789	75,211,052	142,186,100	133,124,321	118,808,422	120,527,072
End of period	65,481,350	64,266,789	149,682,862	142,186,100	116,622,552	118,808,422
Undistributed net investment income at end of period	14,116	26,244	90,714	84,565	34,262	47,484

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Connecticut Intermediate Municipal Bond Fund				Intermediate Municipal Bond Fund
	Year Ended October 31, 2007(a)		Year Ended October 31, 2006		Year Ended October 31, 2007(a)		Year Ended October 31, 2006
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	70,687	750,054	88,787	951,100	466,598	4,797,538	329,923	3,396,469
Issued in connection with merger	—	—	—	—	—	—	4,598,190	47,557,175
Distributions reinvested	15,189	161,786	18,708	199,815	187,556	1,924,113	136,779	1,408,753
Redemptions	(549,110)	(5,827,852)	(403,698)	(4,307,296)	(1,761,936)	(18,107,865)	(2,016,940)	(20,725,157)
Net increase (decrease)	(463,234)	(4,916,012)	(296,203)	(3,156,381)	(1,107,782)	(11,386,214)	3,047,952	31,637,240
Class B
Subscriptions	4,146	44,024	16,406	175,402	65,681	682,730	71,656	738,421
Issued in connection with merger	—	—	—	—	—	—	716,835	7,412,229
Distributions reinvested	4,433	47,223	5,738	61,296	15,231	156,440	13,605	140,134
Redemptions	(114,223)	(1,214,383)	(127,444)	(1,364,008)	(459,808)	(4,718,398)	(310,063)	(3,188,871)
Net increase (decrease)	(105,644)	(1,123,136)	(105,300)	(1,127,310)	(378,896)	(3,879,228)	492,033	5,101,913
Class C
Subscriptions	64,598	685,578	49,997	532,416	64,354	658,502	58,917	606,969
Issued in connection with merger	—	—	—	—	—	—	596,439	6,168,398
Distributions reinvested	9,076	96,626	11,828	126,404	13,262	136,037	12,023	123,773
Redemptions	(201,639)	(2,153,612)	(285,164)	(3,049,077)	(185,134)	(1,902,511)	(338,459)	(3,489,883)
Net increase (decrease)	(127,965)	(1,371,408)	(223,339)	(2,390,257)	(107,518)	(1,107,972)	328,920	3,409,257
Class G
Subscriptions	—	—	—	—	88	900	117	1,200
Distributions reinvested	172	1,834	233	2,483	339	3,494	1,014	10,445
Redemptions	(23,711)	(249,786)	(2)	(20)	(39,766)	(403,992)	(6,202)	(63,715)
Net increase (decrease)	(23,539)	(247,952)	231	2,463	(39,339)	(399,598)	(5,071)	(52,070)
Class T
Subscriptions	23,320	245,334	12,288	131,274	36,584	370,436	13,881	142,665
Distributions reinvested	42,878	456,660	50,526	539,560	41,340	424,089	50,224	516,861
Redemptions	(313,491)	(3,337,280)	(333,890)	(3,559,404)	(233,032)	(2,390,051)	(294,317)	(3,022,881)
Net decrease	(247,293)	(2,635,286)	(271,076)	(2,888,570)	(155,108)	(1,595,526)	(230,212)	(2,363,355)
Class Z
Subscriptions	2,029,787	21,592,099	2,411,242	25,715,169	31,387,219	322,058,299	27,793,295	285,702,448
Issued in connection with merger	—	—	—	—	—	—	33,441,182	345,812,138
Distributions reinvested	24,222	257,615	12,797	136,658	373,785	3,833,674	482,909	4,972,837
Redemptions	(1,888,346)	(20,106,239)	(2,071,528)	(22,111,163)	(40,141,309)	(411,586,162)	(37,387,020)	(384,589,319)
Net increase (decrease)	165,663	1,743,475	352,511	3,740,664	(8,380,305)	(85,694,189)	24,330,366	251,898,104

(a)  Class G shares reflect activity for the period November 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

	Massachusetts Intermediate Municipal Bond Fund
	Year Ended October 31, 2007(a)		Year Ended October 31, 2006
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	219,378	2,273,585	111,786	1,160,046
Issued in connection with merger	—	—	—	—
Distributions reinvested	17,148	177,949	20,565	214,139
Redemptions	(292,570)	(3,038,288)	(202,490)	(2,106,645)
Net increase (decrease)	(56,044)	(586,754)	(70,139)	(732,460)
Class B
Subscriptions	124	1,284	8,682	89,946
Issued in connection with merger	—	—	—	—
Distributions reinvested	3,706	38,482	6,530	68,030
Redemptions	(82,134)	(856,265)	(84,461)	(878,395)
Net increase (decrease)	(78,304)	(816,499)	(69,249)	(720,419)
Class C
Subscriptions	66,732	694,335	90,137	943,596
Issued in connection with merger	—	—	—	—
Distributions reinvested	7,921	82,241	13,508	140,682
Redemptions	(181,998)	(1,875,590)	(284,387)	(2,962,536)
Net increase (decrease)	(107,345)	(1,099,014)	(180,742)	(1,878,258)
Class G
Subscriptions	—	—	—	—
Distributions reinvested	1,490	15,489	2,857	29,752
Redemptions	(76,064)	(777,966)	(13,528)	(140,161)
Net increase (decrease)	(74,574)	(762,477)	(10,671)	(110,409)
Class T
Subscriptions	118,337	1,217,166	99,348	1,032,943
Distributions reinvested	115,738	1,200,953	162,110	1,688,524
Redemptions	(586,906)	(6,100,434)	(997,892)	(10,351,851)
Net decrease	(352,831)	(3,682,315)	(736,434)	(7,630,384)
Class Z
Subscriptions	4,928,447	51,060,834	4,623,108	48,113,184
Issued in connection with merger	—	—	—	—
Distributions reinvested	32,388	337,150	104,188	1,087,296
Redemptions	(4,188,713)	(43,430,151)	(4,451,667)	(46,270,361)
Net increase (decrease)	772,122	7,967,833	275,629	2,930,119

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity (continued)

	New Jersey Intermediate Municipal Bond Fund				New York Intermediate Municipal Bond Fund
	Year Ended October 31, 2007(a)		Year Ended October 31, 2006		Year Ended October 31, 2007(a)		Year Ended October 31, 2006
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	174,455	1,765,582	107,806	1,090,228	62,235	723,698	32,367	375,729
Distributions reinvested	4,873	49,430	6,341	64,544	3,459	40,003	4,907	56,888
Redemptions	(121,846)	(1,243,208)	(255,415)	(2,602,015)	(119,718)	(1,392,066)	(66,955)	(775,315)
Net increase (decrease)	57,482	571,804	(141,268)	(1,447,243)	(54,024)	(628,365)	(29,681)	(342,698)
Class B
Subscriptions	12,325	126,791	14,221	145,113	619	7,201	13,721	160,082
Distributions reinvested	3,001	30,443	4,247	43,202	3,293	38,110	4,153	48,144
Redemptions	(38,785)	(392,918)	(53,688)	(544,862)	(101,384)	(1,168,474)	(72,876)	(844,466)
Net decrease	(23,459)	(235,684)	(35,220)	(356,547)	(97,472)	(1,123,163)	(55,002)	(636,240)
Class C
Subscriptions	28,402	286,850	39,868	405,242	44,996	519,313	29,510	341,844
Distributions reinvested	4,902	49,711	7,750	78,821	3,585	41,477	4,198	48,687
Redemptions	(133,248)	(1,361,688)	(87,895)	(891,611)	(91,362)	(1,057,987)	(105,290)	(1,221,557)
Net decrease	(99,944)	(1,025,127)	(40,277)	(407,548)	(42,781)	(497,197)	(71,582)	(831,026)
Class G
Subscriptions	—	—	—	—	86	1,000	104	1,200
Distributions reinvested	58	590	149	1,520	100	1,157	158	1,835
Redemptions	(13,854)	(138,370)	(3,318)	(33,715)	(4,985)	(56,852)	(2,110)	(24,308)
Net decrease	(13,796)	(137,780)	(3,169)	(32,195)	(4,799)	(54,695)	(1,848)	(21,273)
Class T
Subscriptions	14,906	148,910	4,430	45,111	18,730	215,334	11,759	135,863
Distributions reinvested	16,041	162,607	20,251	205,984	32,167	372,049	38,824	450,223
Redemptions	(65,896)	(665,774)	(123,696)	(1,255,343)	(126,888)	(1,462,098)	(343,161)	(3,974,844)
Net decrease	(34,949)	(354,257)	(99,015)	(1,004,248)	(75,991)	(874,715)	(292,578)	(3,388,758)
Class Z
Subscriptions	1,359,644	13,762,992	747,407	7,610,826	2,824,975	32,616,630	2,580,664	29,902,902
Distributions reinvested	9,626	97,630	14,220	144,733	28,982	335,240	13,574	157,584
Redemptions	(1,017,606)	(10,288,884)	(1,533,728)	(15,597,726)	(1,775,616)	(20,550,778)	(1,437,960)	(16,693,275)
Net increase (decrease)	351,664	3,571,738	(772,101)	(7,842,167)	1,078,341	12,401,092	1,156,278	13,367,211

(a)  Class G shares reflect activity for the period November 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

	Rhode Island Intermediate Municipal Bond Fund
	Year Ended October 31, 2007(a)		Year Ended October 31, 2006
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	26,619	296,135	50,980	570,341
Distributions reinvested	2,945	32,609	3,718	41,453
Redemptions	(14,590)	(162,210)	(105,137)	(1,170,133)
Net increase (decrease)	14,974	166,534	(50,439)	(558,339)
Class B
Subscriptions	2,800	30,462	3,163	35,112
Distributions reinvested	381	4,243	1,547	17,261
Redemptions	(32,700)	(366,122)	(28,006)	(312,630)
Net decrease	(29,519)	(331,417)	(23,296)	(260,257)
Class C
Subscriptions	1,998	22,237	20,150	225,873
Distributions reinvested	1,285	14,258	2,354	26,243
Redemptions	(50,415)	(562,691)	(33,377)	(371,704)
Net decrease	(47,132)	(526,196)	(10,873)	(119,588)
Class G
Subscriptions	—	—	—	—
Distributions reinvested	342	3,791	515	5,745
Redemptions	(21,641)	(236,413)	(1,667)	(18,405)
Net decrease	(21,299)	(232,622)	(1,152)	(12,660)
Class T
Subscriptions	32,289	354,246	10,576	117,638
Distributions reinvested	29,701	329,084	35,196	392,439
Redemptions	(139,784)	(1,552,516)	(81,993)	(912,734)
Net decrease	(77,794)	(869,186)	(36,221)	(402,657)
Class Z
Subscriptions	1,058,954	11,730,539	976,240	10,883,272
Distributions reinvested	12,739	141,435	20,072	224,289
Redemptions	(956,823)	(10,593,615)	(1,029,143)	(11,466,539)
Net increase (decrease)	114,870	1,278,359	(32,831)	(358,978)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,					Period Ended October 31,
Class A Shares	2007	2006	2005		2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$10.76	$10.69	$11.04		$10.99	$10.98
Income from Investment Operations:
Net investment income (c)	0.36	0.36	0.37		0.34	0.36	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.15)	0.07	(0.35)		0.07	—	(e)
Total from Investment Operations	0.21	0.43	0.02		0.41	0.36
Less Distributions to Shareholders:
From net investment income	(0.35)	(0.36)	(0.37)		(0.36)	(0.35)
Net Asset Value, End of Period	$10.62	$10.76	$10.69		$11.04	$10.99
Total return (f)	2.03%	4.13%	0.15	%(g)	3.76%	3.32	%(g)(h)
Ratios to Average Net Assets/Supplemental Data:
Expenses (i)	1.06%	1.00%	0.94%		1.05%	1.01	%(j)
Waiver/Reimbursement	—	—	—	%(k)	—	0.20	%(j)
Net investment income (i)	3.35%	3.41%	3.38%		3.13%	3.29	%(j)
Portfolio turnover rate	10%	10%	9%		16%	15%
Net assets, end of period (000's)	$2,566	$7,586	$10,701		$13,173	$11,186

(a)  On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.

(b)  Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.34.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,					Period Ended October 31,
Class B Shares	2007	2006	2005		2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$10.76	$10.69	$11.04		$10.99	$10.98
Income from Investment Operations:
Net investment income (c)	0.28	0.28	0.29		0.26	0.28	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.15)	0.07	(0.35)		0.06	—	(e)
Total from Investment Operations	0.13	0.35	(0.06)		0.32	0.28
Less Distributions to Shareholders:
From net investment income	(0.27)	(0.28)	(0.29)		(0.27)	(0.27)
Net Asset Value, End of Period	$10.62	$10.76	$10.69		$11.04	$10.99
Total return (f)	1.27%	3.35%	(0.60	)%(g)	2.99%	2.57	%(g)(h)
Ratios to Average Net Assets/Supplemental Data:
Expenses (i)	1.81%	1.75%	1.69%		1.80%	1.77	%(j)
Waiver/Reimbursement	—	—	—	%(k)	—	0.20	%(j)
Net investment income (i)	2.58%	2.66%	2.63%		2.38%	2.54	%(j)
Portfolio turnover rate	10%	10%	9%		16%	15%
Net assets, end of period (000's)	$2,767	$3,941	$5,039		$6,036	$5,368

(a)  On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.

(b)  Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.26.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,				Period Ended October 31,
Class C Shares	2007	2006	2005	2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$10.76	$10.69	$11.04	$10.99	$10.98
Income from Investment Operations:
Net investment income (c)	0.31	0.32	0.32	0.30	0.32	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.14)	0.07	(0.35)	0.06	—	(e)
Total from Investment Operations	0.17	0.39	(0.03)	0.36	0.32
Less Distributions to Shareholders:
From net investment income	(0.31)	(0.32)	(0.32)	(0.31)	(0.31)
Net Asset Value, End of Period	$10.62	$10.76	$10.69	$11.04	$10.99
Total return (f)(g)	1.63%	3.72%	(0.25)%	3.35%	2.93	%(h)
Ratios to Average Net Assets/Supplemental Data:
Expenses (i)	1.46%	1.40%	1.34%	1.45%	1.41	%(j)
Waiver/Reimbursement	0.35%	0.35%	0.35%	0.35%	0.55	%(j)
Net investment income (i)	2.93%	3.01%	2.98%	2.73%	2.91	%(j)
Portfolio turnover rate	10%	10%	9%	16%	15%
Net assets, end of period (000's)	$4,993	$6,436	$8,780	$11,408	$13,638

(a)  On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.

(b)  Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.26.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2007	2006	2005		2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$10.76	$10.69	$11.04		$10.99	$10.98
Income from Investment Operations:
Net investment income (c)	0.37	0.37	0.38		0.36	0.40	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.15)	0.07	(0.35)		0.06	—	(e)
Total from Investment Operations	0.22	0.44	0.03		0.42	0.40
Less Distributions to Shareholders:
From net investment income	(0.36)	(0.37)	(0.38)		(0.37)	(0.39)
Net Asset Value, End of Period	$10.62	$10.76	$10.69		$11.04	$10.99
Total return (f)	2.14%	4.23%	0.25	%(g)	3.87%	3.64	%(g)
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	0.96%	0.90%	0.84%		0.95%	0.92%
Waiver/Reimbursement	—	—	—	%(i)	—	0.20%
Net investment income (h)	3.43%	3.51%	3.48%		3.23%	3.61%
Portfolio turnover rate	10%	10%	9%		16%	15%
Net assets, end of period (000's)	$19,753	$22,676	$25,418		$32,609	$37,766

(a)  On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.

(b)  On November 18, 2002, the Galaxy Connecticut Intermediate Municipal Bond Fund, Retail A shares were renamed Liberty Connecticut Intermediate Municipal Bond Fund, Class T shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the year ended October 31, 2003 was $0.38.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2007	2006	2005		2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$10.76	$10.69	$11.04		$10.99	$10.98
Income from Investment Operations:
Net investment income (c)	0.38	0.39	0.39		0.37	0.41	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.14)	0.07	(0.35)		0.06	—	(e)
Total from Investment Operations	0.24	0.46	0.04		0.43	0.41
Less Distributions to Shareholders:
From net investment income	(0.38)	(0.39)	(0.39)		(0.38)	(0.40)
Net Asset Value, End of Period	$10.62	$10.76	$10.69		$11.04	$10.99
Total return (f)	2.29%	4.39%	0.40	%(g)	4.02%	3.82	%(g)
Ratios to average net assets/Supplemental data:
Expenses (h)	0.81%	0.75%	0.69%		0.80%	0.75%
Waiver/Reimbursement	—	—	—	%(i)	—	0.20%
Net investment income (h)	3.58%	3.65%	3.63%		3.38%	3.78%
Portfolio turnover rate	10%	10%	9%		16%	15%
Net assets, end of period (000's)	$138,817	$138,865	$134,144		$132,227	$145,145

(a)  On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.

(b)  On November 18, 2002, the Galaxy Connecticut Municipal Bond Fund, Trust shares were renamed Liberty Connecticut Intermediate Municipal Bond Fund, Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the year ended October 31, 2003 was $0.39.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,					Period Ended October 31,
Class A Shares	2007	2006	2005 (a)	2004		2003 (b)(c)
Net Asset Value, Beginning of Period	$10.39	$10.31	$10.72	$10.65		$10.54
Income from Investment Operations:
Net investment income (d)	0.38	0.38	0.38	0.38		0.36	(e)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.17)	0.10	(0.33)	0.08		0.11
Total from Investment Operations	0.21	0.48	0.05	0.46		0.47
Less Distributions to Shareholders:
From net investment income	(0.38)	(0.38)	(0.39)	(0.38)		(0.36)
From net realized gains	—	(0.02)	(0.07)	(0.01)		—
Total Distributions to Shareholders	(0.38)	(0.40)	(0.46)	(0.39)		(0.36)
Net Asset Value, End of Period	$10.22	$10.39	$10.31	$10.72		$10.65
Total return (f)(g)	2.08%	4.76%	0.45%	4.44%		4.46	%(h)
Ratios to Average Net Assets/Supplemental Data:
Expenses (i)	0.70%	0.70%	0.81%	0.93%		0.93	%(j)
Waiver/Reimbursement	0.02%	0.05%	0.01%	—	%(k)	0.26	%(j)
Net investment income (i)	3.72%	3.74%	3.67%	3.62%		3.61	%(j)
Portfolio turnover rate	25%	18%	21%	16%		9%
Net assets, end of period (000's)	$89,905	$102,899	$70,711	$22,479		$21,484

(a)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(b)  On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

(c)  Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.34.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,				Period Ended October 31,
Class B Shares	2007	2006	2005 (a)	2004	2003 (b)(c)
Net Asset Value, Beginning of Period	$10.39	$10.31	$10.72	$10.65	$10.54
Income from Investment Operations:
Net investment income (d)	0.32	0.32	0.32	0.31	0.29	(e)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.18)	0.09	(0.34)	0.08	0.11
Total from Investment Operations	0.14	0.41	(0.02)	0.39	0.40
Less Distributions to Shareholders:
From net investment income	(0.31)	(0.31)	(0.32)	(0.31)	(0.29)
From net realized gains	—	(0.02)	(0.07)	(0.01)	—
Total Distributions to Shareholders	(0.31)	(0.33)	(0.39)	(0.32)	(0.29)
Net Asset Value, End of Period	$10.22	$10.39	$10.31	$10.72	$10.65
Total return (f)(g)	1.42%	4.09%	(0.20)%	3.76%	3.85	%(h)
Ratios to Average Net Assets/Supplemental Data:
Expenses (i)	1.35%	1.35%	1.46%	1.58%	1.56	%(j)
Waiver/Reimbursement	0.02%	0.05%	0.01%	0.01%	0.39	%(j)
Net investment income (i)	3.07%	3.10%	3.02%	2.98%	2.99	%(j)
Portfolio turnover rate	25%	18%	21%	16%	9%
Net assets, end of period (000's)	$8,133	$12,203	$7,040	$2,605	$3,024

(a)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(b)  On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

(c)  Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.27.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,				Period Ended October 31,
Class C Shares	2007	2006	2005 (a)	2004	2003 (b)(c)
Net Asset Value, Beginning of Period	$10.39	$10.31	$10.72	$10.65	$10.54
Income from Investment Operations:
Net investment income (d)	0.36	0.36	0.36	0.36	0.34	(e)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.17)	0.10	(0.33)	0.08	0.11
Total from Investment Operations	0.19	0.46	0.03	0.44	0.45
Less Distributions to Shareholders:
From net investment income	(0.36)	(0.36)	(0.37)	(0.36)	(0.34)
From net realized gains	—	(0.02)	(0.07)	(0.01)	—
Total Distributions to Shareholders	(0.36)	(0.38)	(0.44)	(0.37)	(0.34)
Net Asset Value, End of Period	$10.22	$10.39	$10.31	$10.72	$10.65
Total return (f)(g)	1.88%	4.55%	0.25%	4.23%	4.27	%(h)
Ratios to Average Net Assets/Supplemental Data:
Expenses (i)	0.90%	0.90%	1.01%	1.13%	1.12	%(j)
Waiver/Reimbursement	0.47%	0.50%	0.46%	0.45%	0.82	%(j)
Net investment income (i)	3.52%	3.55%	3.47%	3.42%	3.41	%(j)
Portfolio turnover rate	25%	18%	21%	16%	9%
Net assets, end of period (000's)	$10,506	$11,796	$8,318	$3,034	$1,520

(a)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(b)  On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

(c)  Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.27.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2007 (a)	2006	2005 (b)	2004		2003 (c)(d)
Net Asset Value, Beginning of Period	$10.39	$10.31	$10.72	$10.65		$10.61
Income from Investment Operations:
Net investment income (e)	0.39	0.39	0.39	0.39		0.38 (f)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.17)	0.10	(0.34)	0.08		0.04
Total from Investment Operations	0.22	0.49	0.05	0.47		0.42
Less Distributions to Shareholders:
From net investment income	(0.39)	(0.39)	(0.39)	(0.39)		(0.38)
From net realized gains	—	(0.02)	(0.07)	(0.01)		—
Total Distributions to Shareholders	(0.39)	(0.41)	(0.46)	(0.40)		(0.38)
Net Asset Value, End of Period	$10.22	$10.39	$10.31	$10.72		$10.65
Total return (g)(h)	2.14%	4.81%	0.50%	4.49%		4.05%
Ratios to Average Net Assets/Supplemental Data:
Expenses (i)	0.65%	0.65%	0.76%	0.88%		0.89%
Waiver/Reimbursement	0.02%	0.05%	0.01%	—	%(j)	0.21%
Net investment income (i)	3.77%	3.80%	3.72%	3.67%		3.66%
Portfolio turnover rate	25%	18%	21%	16%		9%
Net assets, end of period (000's)	$13,170	$14,998	$17,261	$20,125		$24,307

(a)  On August 8, 2007, Class G shares were exchanged for Class T shares.

(b)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(c)  On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

(d)  On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund, Retail A shares were renamed Liberty Intermediate Tax-Exempt Bond Fund, Class T shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the year ended October 31, 2003 was $0.36.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2007	2006	2005 (a)	2004		2003 (b)(c)
Net Asset Value, Beginning of Period	$10.39	$10.31	$10.72	$10.66		$10.61
Income from Investment Operations:
Net investment income (d)	0.40	0.40	0.40	0.41		0.40 (e)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.17)	0.10	(0.33)	0.07		0.05
Total from Investment Operations	0.23	0.50	0.07	0.48		0.45
Less Distributions to Shareholders:
From net investment income	(0.40)	(0.40)	(0.41)	(0.41)		(0.40)
From net realized gains	—	(0.02)	(0.07)	(0.01)		—
Total Distributions to Shareholders	(0.40)	(0.42)	(0.48)	(0.42)		(0.40)
Net Asset Value, End of Period	$10.22	$10.39	$10.31	$10.72		$10.66
Total return (f)(g)	2.29%	4.97%	0.65%	4.55%		4.28%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (h)	0.50%	0.50%	0.61%	0.72%		0.71%
Waiver/Reimbursement	0.02%	0.05%	0.01%	—	%(i)	0.21%
Net investment income (h)	3.92%	3.94%	3.87%	3.83%		3.84%
Portfolio turnover rate	25%	18%	21%	16%		9%
Net assets, end of period (000's)	$2,207,710	$2,331,279	$2,063,124	$476,484		$515,479

(a)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(b)  On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

(c)  On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund, Trust shares were renamed Liberty Intermediate Tax-Exempt Bond Fund, Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the year ended October 31, 2003 was $0.38.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,					Period Ended October 31,
Class A Shares	2007	2006	2005		2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$10.50	$10.49	$10.87		$10.82	$10.72
Income from Investment Operations:
Net investment income (c)	0.34	0.35	0.37		0.36	0.33	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.14)	0.09	(0.35)		0.05	0.10
Total from Investment Operations	0.20	0.44	0.02		0.41	0.43
Less Distributions to Shareholders:
From net investment income	(0.34)	(0.35)	(0.37)		(0.36)	(0.33)
From net realized gains	(0.01)	(0.08)	(0.03)		—	—
Total Distributions to Shareholders	(0.35)	(0.43)	(0.40)		(0.36)	(0.33)
Net Asset Value, End of Period	$10.35	$10.50	$10.49		$10.87	$10.82
Total return (e)	2.00%	4.33%	0.18	%(g)	3.91%	4.02	%(f)(g)
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	0.99%	0.95%	0.91%		0.98%	0.99	%(i)
Waiver/Reimbursement	—	—	—	%(j)	—	0.20	%(i)
Net investment income (h)	3.29%	3.39%	3.43%		3.37%	3.24	%(i)
Portfolio turnover rate	15%	18%	15%		12%	11%
Net assets, end of period (000's)	$6,914	$7,603	$8,332		$10,460	$6,723

(a)  On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.

(b)  Class A shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.31.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,					Period Ended October 31,
Class B Shares	2007	2006	2005		2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$10.50	$10.49	$10.87		$10.82	$10.72
Income from Investment Operations:
Net investment income (c)	0.26	0.27	0.29		0.28	0.25	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.13)	0.09	(0.35)		0.05	0.10
Total from Investment Operations	0.13	0.36	(0.06)		0.33	0.35
Less Distributions to Shareholders:
From net investment income	(0.27)	(0.27)	(0.29)		(0.28)	(0.25)
From net realized gains	(0.01)	(0.08)	(0.03)		—	—
Total Distributions to Shareholders	(0.28)	(0.35)	(0.32)		(0.28)	(0.25)
Net Asset Value, End of Period	$10.35	$10.50	$10.49		$10.87	$10.82
Total return (e)	1.24%	3.55%	(0.57	)%(f)	3.13%	3.3	%(f)(g)
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	1.74%	1.70%	1.66%		1.73%	1.75	%(i)
Waiver/Reimbursement	—	—	—	%(j)	—	0.20	%(i)
Net investment income (h)	2.55%	2.64%	2.67%		2.62%	2.48	%(i)
Portfolio turnover rate	15%	18%	15%		12%	11%
Net assets, end of period (000's)	$1,650	$2,496	$3,220		$3,790	$3,820

(a)  On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.

(b)  Class B shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.23.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,				Period Ended October 31,
Class C Shares	2007	2006	2005	2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$10.50	$10.49	$10.87	$10.82	$10.72
Income from Investment Operations:
Net investment income (c)	0.30	0.31	0.32	0.32	0.29	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.14)	0.09	(0.34)	0.05	0.10
Total from Investment Operations	0.16	0.40	(0.02)	0.37	0.39
Less Distributions to Shareholders:
From net investment income	(0.30)	(0.31)	(0.33)	(0.32)	(0.29)
From net realized gains	(0.01)	(0.08)	(0.03)	—	—
Total Distributions to Shareholders	(0.31)	(0.39)	(0.36)	(0.32)	(0.29)
Net Asset Value, End of Period	$10.35	$10.50	$10.49	$10.87	$10.82
Total return (e)(f)	1.59%	3.91%	(0.22)%	3.49%	3.65	%(g)
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	1.39%	1.35%	1.31%	1.38%	1.39	%(i)
Waiver/Reimbursement	0.35%	0.35%	0.35%	0.35%	0.55	%(i)
Net investment income (h)	2.89%	2.99%	3.02%	2.97%	2.82	%(i)
Portfolio turnover rate	15%	18%	15%	12%	11%
Net assets, end of period (000's)	$3,792	$4,974	$6,866	$7,666	$7,621

(a)  On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.

(b)  Class C shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.23.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2007 (a)	2006	2005		2004	2003 (b)(c)
Net Asset Value, Beginning of Period	$10.50	$10.49	$10.87		$10.82	$10.76
Income from Investment Operations:
Net investment income (d)	0.35	0.36	0.38		0.38	0.38	(e)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.13)	0.09	(0.35)		0.05	0.06
Total from Investment Operations	0.22	0.45	0.03		0.43	0.44
Less Distributions to Shareholders:
From net investment income	(0.36)	(0.36)	(0.38)		(0.38)	(0.38)
From net realized gains	(0.01)	(0.08)	(0.03)		—	—
Total Distributions to Shareholders	(0.37)	(0.44)	(0.41)		(0.38)	(0.38)
Net Asset Value, End of Period	$10.35	$10.50	$10.49		$10.87	$10.82
Total return (f)	2.10%	4.43%	0.28	%(g)	4.01%	4.13	%(g)
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	0.89%	0.85%	0.81%		0.88%	0.90%
Waiver/Reimbursement	—	—	—	%(i)	—	0.20%
Net investment income (h)	3.40%	3.49%	3.52%		3.47%	3.51%
Portfolio turnover rate	15%	18%	15%		12%	11%
Net assets, end of period (000's)	$42,468	$46,787	$54,474		$64,229	$76,839

(a)  On August 8, 2007, Class G shares were exchanged for Class T shares.

(b)  On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.

(c)  On December 9, 2002, the Galaxy Massachusetts Intermediate Municipal Bond Fund, Retail A shares were renamed Liberty Massachusetts Intermediate Municipal Bond Fund, Class T shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the year ended October 31, 2003 was $0.36.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2007	2006	2005		2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$10.50	$10.49	$10.87		$10.82	$10.76
Income from Investment Operations:
Net investment income (c)	0.37	0.38	0.39		0.39	0.40	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.14)	0.09	(0.34)		0.05	0.06
Total from Investment Operations	0.23	0.47	0.05		0.44	0.46
Less Distributions to Shareholders:
From net investment income	(0.37)	(0.38)	(0.40)		(0.39)	(0.40)
From net realized gains	(0.01)	(0.08)	(0.03)		—	—
Total Distributions to Shareholders	(0.38)	(0.46)	(0.43)		(0.39)	(0.40)
Net Asset Value, End of Period	$10.35	$10.50	$10.49		$10.87	$10.82
Total return (e)	2.25%	4.59%	0.43	%(f)	4.17%	4.31	%(f)
Ratios to Average Net Assets/Supplemental Data:
Expenses (g)	0.74%	0.70%	0.66%		0.73%	0.72%
Waiver/Reimbursement	—	—	—	%(h)	—	0.20%
Net investment income (g)	3.55%	3.64%	3.67%		3.62%	3.67%
Portfolio turnover rate	15%	18%	15%		12%	11%
Net assets, end of period (000's)	$254,639	$250,224	$247,122		$252,741	$296,679

(a)  On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.

(b)  On December 9, 2002, the Galaxy Massachusetts Intermediate Municipal Bond Fund, Trust shares were renamed Liberty Massachusetts Intermediate Municipal Bond Fund, Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the year ended October 31, 2003 was $0.38.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,						Period Ended October 31,
Class A Shares	2007	2006	2005		2004		2003 (a)(b)
Net Asset Value, Beginning of Period	$10.26	$10.23	$10.57		$10.50		$10.46
Income from Investment Operations:
Net investment income (c)	0.33	0.34	0.35		0.33		0.31	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.15)	0.10	(0.30)		0.10		0.12
Total from Investment Operations	0.18	0.44	0.05		0.43		0.43
Less Distributions to Shareholders:
From net investment income	(0.33)	(0.34)	(0.35)		(0.33)		(0.31)
From net realized gains	(0.03)	(0.07)	(0.04)		(0.03)		(0.08)
Total Distributions to Shareholders	(0.36)	(0.41)	(0.39)		(0.36)		(0.39)
Net Asset Value, End of Period	$10.08	$10.26	$10.23		$10.57		$10.50
Total return (e)	1.84%	4.41%	0.44	%(f)	4.20	%(f)	4.12	%(f)(g)
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	1.25%	1.18%	1.06%		1.13%		1.14	%(i)
Waiver/Reimbursement	—	—	—	%(j)	—	%(j)	0.20	%(i)
Net investment income (h)	3.28%	3.36%	3.33%		3.17%		2.90	%(i)
Portfolio turnover rate	6%	3%	14%		12%		8%
Net assets, end of period (000's)	$3,007	$2,472	$3,909		$3,819		$2,568

(a)  On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.

(b)  Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.29.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,						Period Ended October 31,
Class B Shares	2007	2006	2005		2004		2003 (a)(b)
Net Asset value, Beginning of Period	$10.26	$10.23	$10.57		$10.50		$10.46
Income from Investment Operations:
Net investment income (c)	0.26	0.27	0.27		0.25		0.23	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.15)	0.09	(0.30)		0.10		0.12
Total from Investment Operations	0.11	0.36	(0.03)		0.35		0.35
Less Distributions to Shareholders:
From net investment income	(0.26)	(0.26)	(0.27)		(0.25)		(0.23)
From net realized gains	(0.03)	(0.07)	(0.04)		(0.03)		(0.08)
Total Distributions to Shareholders	(0.29)	(0.33)	(0.31)		(0.28)		(0.31)
Net Asset Value, End of Period	$10.08	$10.26	$10.23		$10.57		$10.50
Total return (e)	1.08%	3.63%	(0.30	)%(f)	3.41	%(f)	3.35	%(f)(g)
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	2.00%	1.93%	1.81%		1.89%		1.91	%(i)
Waiver/Reimbursement	—	—	—	%(j)	—	%(j)	0.20	%(i)
Net investment income (h)	2.53%	2.62%	2.58%		2.41%		2.18	%(i)
Portfolio turnover rate	6%	3%	14%		12%		8%
Net assets, end of period (000's)	$1,254	$1,518	$1,873		$1,998		$1,680

(a)  On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.

(b)  Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.21.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,				Period Ended October 31,
Class C Shares	2007	2006	2005	2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$10.26	$10.23	$10.57	$10.50	$10.46
Income from Investment Operations:
Net investment income (c)	0.29	0.30	0.30	0.29	0.26	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.15)	0.10	(0.29)	0.10	0.12
Total from Investment Operations	0.14	0.40	0.01	0.39	0.38
Less Distributions to Shareholders:
From net investment income	(0.29)	(0.30)	(0.31)	(0.29)	(0.26)
From net realized gains	(0.03)	(0.07)	(0.04)	(0.03)	(0.08)
Total Distributions to Shareholders	(0.32)	(0.37)	(0.35)	(0.32)	(0.34)
Net Asset Value, End of Period	$10.08	$10.26	$10.23	$10.57	$10.50
Total return (e)(f)	1.44%	3.99%	0.04%	3.79%	3.70	%(g)
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	1.65%	1.58%	1.46%	1.53%	1.54	%(i)
Waiver/Reimbursement	0.35%	0.35%	0.35%	0.35%	0.55	%(i)
Net investment income (h)	2.88%	2.96%	2.92%	2.77%	2.54	%(i)
Portfolio turnover rate	6%	3%	14%	12%	8%
Net assets, end of period (000's)	$3,108	$4,192	$4,590	$4,389	$4,050

(a)  On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.

(b)  Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.20.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2007 (a)	2006	2005		2004		2003 (b)(c)
Net Asset Value, Beginning of Period	$10.26	$10.23	$10.57		$10.50		$10.47
Income from Investment Operations:
Net investment income (d)	0.34	0.35	0.36		0.34		0.33	(e)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.14)	0.10	(0.30)		0.10		0.11
Total from Investment Operations	0.20	0.45	0.06		0.44		0.44
Less Distributions to Shareholders:
From net investment income	(0.35)	(0.35)	(0.36)		(0.34)		(0.33)
From net realized gains	(0.03)	(0.07)	(0.04)		(0.03)		(0.08)
Total Distributions to Shareholders	(0.38)	(0.42)	(0.40)		(0.37)		(0.41)
Net Asset Value, End of Period	$10.08	$10.26	$10.23		$10.57		$10.50
Total return (f)	1.94%	4.51%	0.55	%(g)	4.30	%(g)	4.25	%(g)
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	1.15%	1.08%	0.96%		1.04%		1.04%
Waiver/Reimbursement	—	—	—	%(i)	—	%(i)	0.20%
Net investment income (h)	3.38%	3.46%	3.43%		3.26%		3.20%
Portfolio turnover rate	6%	3%	14%		12%		8%
Net assets, end of period (000's)	$5,037	$5,489	$6,484		$7,192		$7,749

(a)  On August 8, 2007 Class G shares were exchanged for Class T shares.

(b)  On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.

(c)  On November 18, 2002, the Galaxy New Jersey Intermediate Municipal Bond Fund, Retail A shares were renamed Liberty New Jersey Intermediate Municipal Bond Fund, Class T shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the year ended October 31, 2003 was $0.31.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2007	2006	2005		2004		2003 (a)(b)
Net Asset Value, Beginning of Period	$10.26	$10.23	$10.57		$10.50		$10.47
Income from Investment Operations:
Net investment income (c)	0.36	0.37	0.37		0.36		0.35	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.15)	0.09	(0.30)		0.10		0.11
Total from Investment Operations	0.21	0.46	0.07		0.46		0.46
Less Distributions to Shareholders:
From net investment income	(0.36)	(0.36)	(0.37)		(0.36)		(0.35)
From net realized gains	(0.03)	(0.07)	(0.04)		(0.03)		(0.08)
Total distributions to shareholders	(0.39)	(0.43)	(0.41)		(0.39)		(0.43)
Net Asset Value, End of Period	$10.08	$10.26	$10.23		$10.57		$10.50
Total return (e)	2.10%	4.67%	0.70	%(f)	4.47	%(f)	4.44	%(f)
Ratios to Average Net Assets/Supplemental Data:
Expenses (g)	1.00%	0.93%	0.81%		0.88%		0.86%
Waiver/Reimbursement	—	—	—	%(h)	—		0.20%
Net investment income (g)	3.52%	3.61%	3.58%		3.42%		3.38%
Portfolio turnover rate	6%	3%	14%		12%		8%
Net assets, end of period (000's)	$53,075	$50,453	$58,181		$66,764		$74,241

(a)  On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.

(b)  On December 9, 2002, the Galaxy New Jersey Intermediate Municipal Bond Fund, Trust shares were renamed Liberty New Jersey Intermediate Municipal Bond Fund, Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the year ended October 31, 2003 was $0.33.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,						Period Ended October 31,
Class A Shares	2007	2006	2005		2004		2003 (a)(b)
Net Asset Value, Beginning of Period	$11.68	$11.61	$11.98		$11.87		$11.70
Income from Investment Operations:
Net investment income (c)	0.38	0.38	0.39		0.37		0.33	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.14)	0.08	(0.36)		0.13		0.22
Total from Investment Operations	0.24	0.46	0.03		0.50		0.55
Less Distributions to Shareholders:
From net investment income	(0.38)	(0.38)	(0.39)		(0.37)		(0.33)
From net realized gains	— (e)	(0.01)	(0.01)		(0.02)		(0.05)
Total Distributions to Shareholders	(0.38)	(0.39)	(0.40)		(0.39)		(0.38)
Net Asset Value, End of Period	$11.54	$11.68	$11.61		$11.98		$11.87
Total return (f)	2.12%	4.04%	0.22	%(g)	4.24	%(g)	4.79	%(g)(h)
Ratios to Average Net Assets/Supplemental Data:
Expenses (i)	1.07%	1.06%	0.97%		1.11%		1.10	%(j)
Waiver/Reimbursement	—	—	—	%(k)	—	%(k)	0.20	%(j)
Net investment income (i)	3.30%	3.30%	3.26%		3.06%		2.89	%(j)
Portfolio turnover rate	9%	4%	4%		11%		9%
Net assets, end of period (000's)	$1,874	$2,529	$2,858		$5,836		$8,928

(a)  On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.

(b)  Class A Shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.31.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,						Period Ended October 31,
Class B Shares	2007	2006	2005		2004		2003 (a)(b)
Net Asset Value, Beginning of Period	$11.68	$11.61	$11.98		$11.87		$11.70
Income from Investment Operations:
Net investment income (c)	0.30	0.30	0.30		0.28		0.24	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.14)	0.07	(0.36)		0.13		0.22
Total from Investment Operations	0.16	0.37	(0.06)		0.41		0.46
Less Distributions to Shareholders:
From net investment income	(0.30)	(0.29)	(0.30)		(0.28)		(0.24)
From net realized gains	— (e)	(0.01)	(0.01)		(0.02)		(0.05)
Total Distributions to Shareholders	(0.30)	(0.30)	(0.31)		(0.30)		(0.29)
Net Asset Value, End of Period	$11.54	$11.68	$11.61		$11.98		$11.87
Total return (f)	1.36%	3.27%	(0.53	)%(g)	3.46	%(g)	3.98	%(g)(h)
Ratios to Average Net Assets/Supplemental Data:
Expenses (i)	1.82%	1.81%	1.72%		1.86%		1.89	%(j)
Waiver/Reimbursement	—	—	—	%(k)	—	%(k)	0.20	%(j)
Net investment income (i)	2.55%	2.55%	2.52%		2.31%		2.12	%(j)
Portfolio turnover rate	9%	4%	4%		11%		9%
Net assets, end of period (000's)	$1,804	$2,965	$3,586		$4,295		$2,868

(a)  On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.

(b)  Class B Shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.22.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,				Period Ended October 31,
Class C Shares	2007	2006	2005	2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$11.68	$11.61	$11.98	$11.87	$11.70
Income from Investment Operations:
Net investment income (c)	0.33	0.34	0.34	0.32	0.29	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.13)	0.07	(0.36)	0.13	0.22
Total from Investment Operations	0.20	0.41	(0.02)	0.45	0.51
Less Distributions to Shareholders:
From net investment income	(0.34)	(0.33)	(0.34)	(0.32)	(0.29)
From net realized gains	— (e)	(0.01)	(0.01)	(0.02)	(0.05)
Total Distributions to Shareholders	(0.34)	(0.34)	(0.35)	(0.34)	(0.34)
Net Asset Value, End of Period	$11.54	$11.68	$11.61	$11.98	$11.87
Total return (f)(g)	1.71%	3.63%	(0.18)%	3.82%	4.36	%(h)
Ratios to Average Net Assets/Supplemental Data:
Expenses (i)	1.47%	1.46%	1.37%	1.51%	1.52	%(j)
Waiver/Reimbursement	0.35%	0.35%	0.35%	0.35%	0.55	%(j)
Net investment income (i)	2.89%	2.91%	2.84%	2.66%	2.45	%(j)
Portfolio turnover rate	9%	4%	4%	11%	9%
Net assets, end of period (000's)	$2,019	$2,544	$3,360	$2,790	$2,741

See Accompanying Notes to Financial Statements.

(a)  On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.

(b)  Class C Shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.23.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(j)  Annualized.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2007 (a)	2006	2005		2004		2003 (b)(c)
Net Asset Value, Beginning of Period	$11.68	$11.61	$11.98		$11.87		$11.79
Income from Investment Operations:
Net investment income (d)	0.39	0.39	0.40		0.38		0.36	(e)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.14)	0.08	(0.36)		0.13		0.13
Total from Investment Operations	0.25	0.47	0.04		0.51		0.49
Less Distributions to Shareholders:
From net investment income	(0.39)	(0.39)	(0.40)		(0.38)		(0.36)
From net realized gains	— (f)	(0.01)	(0.01)		(0.02)		(0.05)
Total Distributions to Shareholders	(0.39)	(0.40)	(0.41)		(0.40)		(0.41)
Net Asset Value, End of Period	$11.54	$11.68	$11.61		$11.98		$11.87
Total return (g)	2.22%	4.15%	0.32	%(h)	4.34	%(h)	4.26	%(h)
Ratios to Average Net Assets/Supplemental Data:
Expenses (i)	0.97%	0.96%	0.87%		1.01%		1.02%
Waiver/Reimbursement	—	—	—	%(j)	—	%(j)	0.20%
Net investment income (i)	3.40%	3.41%	3.36%		3.16%		3.07%
Portfolio turnover rate	9%	4%	4%		11%		9%
Net assets, end of period (000's)	$13,575	$14,634	$17,943		$21,584		$24,384

(a)  On August 8, 2007 Class G shares were exchanged for Class T shares.

(b)  On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.

(c)  On November 25, 2002, the Galaxy New York Municipal Bond Fund, Retail A shares were renamed Liberty New York Intermediate Municipal Bond Fund, Class T Shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the year ended October 31, 2003 was $0.34.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2007	2006	2005		2004		2003 (a)(b)
Net Asset Value, Beginning of Period	$11.68	$11.61	$11.98		$11.87		$11.79
Income from Investment Operations:
Net investment income (c)	0.41	0.41	0.42		0.40		0.39	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.14)	0.08	(0.36)		0.13		0.13
Total from Investment Operations	0.27	0.49	0.06		0.53		0.52
Less Distributions to Shareholders:
From net investment income	(0.41)	(0.41)	(0.42)		(0.40)		(0.39)
From net realized gains	— (e)	(0.01)	(0.01)		(0.02)		(0.05)
Total Distributions to Shareholders	(0.41)	(0.42)	(0.43)		(0.42)		(0.44)
Net Asset Value, End of Period	$11.54	$11.68	$11.61		$11.98		$11.87
Total return (f)	2.37%	4.30%	0.47	%(g)	4.51	%(g)	4.45	%(g)
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	0.82%	0.81%	0.72%		0.85%		0.83%
Waiver/Reimbursement	—	—	—	%(i)	—	%(i)	0.20%
Net investment income (h)	3.55%	3.55%	3.51%		3.32%		3.25%
Portfolio turnover rate	9%	4%	4%		11%		9%
Net assets, end of period (000's)	$130,411	$119,457	$105,300		$91,408		$84,894

(a)  On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.

(b)  On November 25, 2002, the Galaxy New York Municipal Bond Fund, Trust shares were renamed Liberty New York Intermediate Municipal Bond Fund, Class Z Shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the year ended October 31, 2003 was $0.37.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,					Period Ended October 31,
Class A Shares	2007	2006	2005		2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$11.21	$11.20	$11.54		$11.48	$11.40
Income from Investment Operations:
Net investment income (c)	0.38	0.40	0.40		0.38	0.35	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.15)	0.04	(0.33)		0.06	0.08
Total from Investment Operations	0.23	0.44	0.07		0.44	0.43
Less Distributions to Shareholders:
From net investment income	(0.38)	(0.40)	(0.40)		(0.38)	(0.35)
From net realized gains	(0.01)	(0.03)	(0.01)		—	—
Total Distributions to Shareholders	(0.39)	(0.43)	(0.41)		(0.38)	(0.35)
Net Asset Value, End of Period	$11.05	$11.21	$11.20		$11.54	$11.48
Total return (e)	2.11%	3.98%	0.63	%(f)	3.90%	3.79	%(f)(g)
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	1.11%	1.02%	0.97%		1.06%	1.09	%(i)
Waiver/Reimbursement	—	—	—	%(j)	—	0.20	%(i)
Net investment income (h)	3.44%	3.57%	3.50%		3.33%	2.95	%(i)
Portfolio turnover rate	11%	10%	12%		11%	15%
Net assets, end of period (000's)	$1,130	$979	$1,544		$865	$479

(a)  On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.

(b)  Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.33.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,					Period Ended October 31,
Class B Shares	2007	2006	2005		2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$11.21	$11.20	$11.54		$11.48	$11.40
Income from Investment Operations:
Net investment income (c)	0.30	0.31	0.31		0.29	0.26	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.15)	0.04	(0.32)		0.06	0.08
Total from Investment Operations	0.15	0.35	(0.01)		0.35	0.34
Less Distributions to Shareholders:
From net investment income	(0.30)	(0.31)	(0.32)		(0.29)	(0.26)
From net realized gains	(0.01)	(0.03)	(0.01)		—	—
Total Distributions to Shareholders	(0.31)	(0.34)	(0.33)		(0.29)	(0.26)
Net Asset Value, End of Period	$11.05	$11.21	$11.20		$11.54	$11.48
Total return (e)	1.35%	3.21%	(0.12	)%(f)	3.13%	3.02	%(f)(g)
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	1.86%	1.77%	1.72%		1.81%	1.80	%(i)
Waiver/Reimbursement	—	—	—	%(j)	—	0.20	%(i)
Net investment income (h)	2.73%	2.82%	2.75%		2.58%	2.24	%(i)
Portfolio turnover rate	11%	10%	12%		11%	15%
Net assets, end of period (000's)	$303	$638	$899		$981	$780

(a)  On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.

(b)  Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.24.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,				Period Ended October 31,
Class C Shares	2007	2006	2005	2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$11.21	$11.20	$11.54	$11.48	$11.40
Income from Investment Operations:
Net investment income (c)	0.34	0.35	0.35	0.33	0.30	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.15)	0.04	(0.32)	0.06	0.08
Total from Investment Operations	0.19	0.39	0.03	0.39	0.38
Less Distributions to Shareholders:
From net investment income	(0.34)	(0.35)	(0.36)	(0.33)	(0.30)
From net realized gains	(0.01)	(0.03)	(0.01)	—	—
Total Distributions to Shareholders	(0.35)	(0.38)	(0.37)	(0.33)	(0.30)
Net Asset Value, End of Period	$11.05	$11.21	$11.20	$11.54	$11.48
Total return (e)(f)	1.70%	3.57%	0.23%	3.49%	3.37	%(g)
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	1.51%	1.42%	1.37%	1.46%	1.47	%(i)
Waiver/Reimbursement	0.35%	0.35%	0.35%	0.35%	0.55	%(i)
Net investment income (h)	3.06%	3.17%	3.10%	2.92%	2.58	%(i)
Portfolio turnover rate	11%	10%	12%	11%	15%
Net assets, end of period (000's)	$825	$1,365	$1,487	$1,695	$2,031

(a)  On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.

(b)  Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.24.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2007 (a)	2006	2005		2004	2003 (b)(c)
Net Asset Value, Beginning of Period	$11.21	$11.20	$11.54		$11.48	$11.41
Income from Investment Operations:
Net investment income (d)	0.41	0.42	0.43		0.41	0.39	(e)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.15)	0.04	(0.33)		0.06	0.07
Total from Investment Operations	0.26	0.46	0.10		0.47	0.46
Less Distributions to Shareholders:
From net investment income	(0.41)	(0.42)	(0.43)		(0.41)	(0.39)
From net realized gains	(0.01)	(0.03)	(0.01)		—	—
Total Distributions to Shareholders	(0.42)	(0.45)	(0.44)		(0.41)	(0.39)
Net Asset Value, End of Period	$11.05	$11.21	$11.20		$11.54	$11.48
Total return (f)	2.36%	4.25%	0.88	%(g)	4.17%	4.07	%(g)
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	0.86%	0.77%	0.72%		0.81%	0.80%
Waiver/Reimbursement	—	—	—	%(i)	—	0.20%
Net investment income (h)	3.69%	3.81%	3.75%		3.58%	3.41%
Portfolio turnover rate	11%	10%	12%		11%	15%
Net assets, end of period (000's)	$10,852	$11,879	$12,284		$14,479	$41,113

(a)  On August 8, 2007 Class G shares were exchanged for Class T shares.

(b)  On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.

(c)  On November 18, 2002, the Galaxy Rhode Island Municipal Bond Fund, Retail A shares were renamed Liberty Rhode Island Intermediate Municipal Bond Fund, Class T shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the year ended October 31, 2003 was $0.37.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2007	2006	2005		2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$11.21	$11.20	$11.54		$11.48	$11.41
Income from Investment Operations:
Net investment income (c)	0.41	0.42	0.43		0.41	0.39	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.15)	0.04	(0.33)		0.06	0.07
Total from Investment Operations	0.26	0.46	0.10		0.47	0.46
Less Distributions to Shareholders:
From net investment income	(0.41)	(0.42)	(0.43)		(0.41)	(0.39)
From net realized gains	(0.01)	(0.03)	(0.01)		—	—
Total Distributions to Shareholders	(0.42)	(0.45)	(0.44)		(0.41)	(0.39)
Net Asset Value, End of Period	$11.05	$11.21	$11.20		$11.54	$11.48
Total return (e)	2.36%	4.25%	0.88	%(f)	4.17%	4.08	%(f)
Ratios to Average Net Assets/Supplemental Data:
Expenses (g)	0.86%	0.77%	0.72%		0.81%	0.79%
Waiver/Reimbursement	—	—	—	%(h)	—	0.20%
Net investment income (g)	3.69%	3.81%	3.75%		3.58%	3.41%
Portfolio turnover rate	11%	10%	12%		11%	15%
Net assets, end of period (000's)	$103,512	$103,708	$104,062		$109,050	$99,627

(a)  On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.

(b)  On November 18, 2002, the Galaxy Rhode Island Municipal Bond Fund, Trust shares were renamed Liberty Rhode Island Intermediate Municipal Bond Fund, Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the year ended October 31, 2003 was $0.37.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Tax-Exempt Bond Funds
October 31, 2007

Note 1. Organization

Columbia Funds Series Trust I (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following funds of the Trust (individually referred to as a "Fund", collectively referred to as the "Funds"):

Columbia Connecticut Intermediate Municipal Bond Fund ("Connecticut")

Columbia Intermediate Municipal Bond Fund ("Intermediate Municipal")

Columbia Massachusetts Intermediate Municipal Bond Fund ("Massachusetts")

Columbia New Jersey Intermediate Municipal Bond Fund ("New Jersey")

Columbia New York Intermediate Municipal Bond Fund ("New York")

Columbia Rhode Island Intermediate Municipal Bond Fund ("Rhode Island")

Investment Objective

Each Fund, with the exception of Intermediate Municipal, seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from the personal income tax of its state, as is consistent with relative stability of principal. Intermediate Municipal seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital. Each Fund is a non-diversified investment company except for Intermediate Municipal and New Jersey. Intermediate Municipal is a diversified investment company. New Jersey is operating as a diversified investment company.

Fund Shares

The Trust may issue an unlimited number of shares, and each Fund offers five classes of shares: Class A, Class B, Class C, Class T and Class Z. Each share class has its own expense structure and, as applicable, sales charges. On August 8, 2007, Class G shares of the Funds were exchanged for Class T shares of each respective Fund.

Class A and Class T shares are subject to a maximum front-end sales charge of 3.25% and 4.75%, respectively, based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Columbia Tax-Exempt Bond Funds (continued)
October 31, 2007

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts

The Funds may invest in futures contracts to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying assets.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Delayed Delivery Securities

Each Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes a Fund to subsequently invest at less advantageous prices. Each Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Funds on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year

Columbia Tax-Exempt Bond Funds (continued)
October 31, 2007

substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually for each Fund.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Trust's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclasses and amortization/accretion adjustments on debt securities were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
Connecticut	$(6,645)	$6,645	$—
Intermediate Municipal	(136,739)	136,902	(163)
Massachusetts	(22,829)	22,827	2
New Jersey	(15,245)	15,245	—
New York	(8,953)	8,953	—
Rhode Island	(21,970)	21,972	(2)

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

Columbia Tax-Exempt Bond Funds (continued)
October 31, 2007

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006 was as follows:

	October 31, 2007
	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains
Connecticut	$6,067,913	$—	$—
Intermediate Municipal	93,013,255	562,736	—
Massachusetts	10,783,089	—	394,953
New Jersey	2,204,043	—	195,311
New York	5,096,434	—	22,502
Rhode Island	4,322,177	—	86,776
	October 31, 2006
	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains
Connecticut	$6,427,819	$—	$—
Intermediate Municipal	84,123,801	454,958	2,794,642
Massachusetts	11,274,980	—	2,456,292
New Jersey	2,367,490	6,046	481,533
New York	4,761,938	19,119	87,805
Rhode Island	4,485,973	15,493	309,577

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income		Undistributed Long-term Capital Gains		Net Unrealized Appreciation (Depreciation)*
Connecticut	$540,149		$—		$—	$3,869,482
Intermediate Municipal	8,504,189	—		—		50,806,613
Massachusetts	869,909	—		86,355		5,980,559
New Jersey	167,239	—		—		1,709,501
New York	407,625	—		—		4,237,795
Rhode Island	310,542	—		—		3,417,426

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to discount accretion/premium amortization on debt securities.

Columbia Tax-Exempt Bond Funds (continued)
October 31, 2007

Unrealized appreciation and depreciation at October 31, 2007, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Connecticut	$4,266,825	$(397,343)	$3,869,482
Intermediate Municipal	60,163,481	(9,356,868)	50,806,613
Massachusetts	6,947,989	(967,430)	5,980,559
New Jersey	1,909,479	(199,978)	1,709,501
New York	4,692,300	(454,505)	4,237,795
Rhode Island	3,613,424	(195,998)	3,417,426

The following capital loss carryforwards, determined as of October 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2008	2013	2015	Total
Connecticut	$227,160	$—	$160,577	$387,737
Intermediate Municipal	176,491	760,156	1,157,101	2,093,748
New Jersey	—	—	16,265	16,265
New York	—	—	151,483	151,483
Rhode Island	—	—	135,891	135,891

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Funds' financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), receives a monthly investment advisory fee based on each Fund's average daily net assets as follows:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.48%
$500 million to $1 billion	0.43%
$1 billion to $1.5 billion	0.40%
$1.5 billion to $3 billion	0.37%
$3 billion to $6 billion	0.36%
Over $6 billion	0.35%

Columbia Tax-Exempt Bond Funds (continued)
October 31, 2007

For the year ended October 31, 2007, the effective investment advisory fee rates for each Fund, as a percentage of each Fund's average daily net assets, were as follows:

Effective Fee Rates
Connecticut	0.48%
Intermediate Municipal	0.41%
Massachusetts	0.48%
New Jersey	0.48%
New York	0.48%
Rhode Island	0.48%

Administration Fee

Columbia provides administrative and other services to the Funds for a monthly administration fee at the annual rate of 0.067% of each Fund's average daily net assets.

Pricing & Bookkeeping Fees

Effective December 15, 2006, the Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. Also effective December 15, 2006, the Funds have entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee for each Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services related to Fund expenses and to the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement under a pricing and bookkeeping agreement and was entitled to receive an annual fee from each Fund at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Funds also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds' portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended October 31, 2007, the amounts charged to the Funds by affiliates included on the Statements of Operations under "Pricing and bookkeeping fees" were as follows:

Amounts	Amounts Paid to Affiliates	Payable to Affiliates
Connecticut	$26,132	$926
Intermediate Municipal	38,658	926
Massachusetts	29,441	926
New Jersey	23,258	926
New York	25,228	926
Rhode Island	24,621	926

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent

Columbia Tax-Exempt Bond Funds (continued)
October 31, 2007

is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective November 1, 2007, the annual rate will change to $17.34 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Funds' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statements of Operations. For the year ended October 31, 2007, these minimum account balance fees reduced total expenses as follows:

Account Balance Fee Reductions
Connecticut	$300
Intermediate Municipal	1,720
Massachusetts	640
New Jersey	280
New York	620
Rhode Island	120

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended October 31, 2007, the Distributor has retained net underwriting discounts on the sales of the Funds' Class A and Class T shares, and received net CDSC fees on Class A, Class B and Class C share redemptions as follows:

	Front-End Sales Charge		CDSC
	Class A	Class T	Class A	Class B	Class C	Class G
Connecticut	$566	$51	$—	$16,632	$1	$640
Intermediate Municipal	2,554	8	—	12,096	269	1,500
Massachusetts	2,855	232	—	12,457	718	1,293
New Jersey	547	114	5,000	4461	123	40
New York	109	267	—	11,644	1,677	—
Rhode Island	844	137	—	8,568	1	—

Columbia Tax-Exempt Bond Funds (continued)
October 31, 2007

The Funds have adopted Rule 12b-1 plans (the "Plans"), which require the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund up to the following annual rates:

	Distribution Fee			Service Fee
	Class B	Class C	Class G3	Class A	Class B	Class C	Class G3
Connecticut[1]	0.75%	0.75%	0.65%	0.25%	0.25%	0.25%	0.50%
Intermediate Municipal[2]	0.65%	0.65%	0.65%	0.20%	0.20%	0.20%	0.50%
Massachusetts[1]	0.75%	0.75%	0.65%	0.25%	0.25%	0.25%	0.50%
New Jersey[1]	0.75%	0.75%	0.65%	0.25%	0.25%	0.25%	0.50%
New York[1]	0.75%	0.75%	0.65%	0.25%	0.25%	0.25%	0.50%
Rhode Island[1]	0.75%	0.75%	0.65%	0.25%	0.25%	0.25%	0.50%

1  The Distributor has voluntarily agreed to waive a portion of Class C shares distribution fees so that the combined distribution and service fees will not exceed 0.65% annually of average net assets. This agreement may be modified or terminated by the distributor at any time.

2  The Distributor has voluntarily agreed to waive a portion of Intermediate Municipal's Class C share distribution fees so that the combined distribution and service fees will not exceed 0.40% annually of average net assets. This agreement may be modified or terminated by the distributor at any time.

3  Under the Plans, the Funds paid no more than a total of 0.80% annually in distribution and service fees for Class G shares. Of the 0.50% service fee for Class G shares, 0.25% relates to shareholder liaison fees and 0.25% relates to administrative support fees.

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fee

Each Fund has adopted shareholder services plans that permit them to pay for certain services provided to Class T and Class Z shareholders by their financial advisors. Currently, the service plan has not been implemented with respect to the Funds' Class Z shares. The annual service fee may equal up to 0.50% annually for Class T shares, but will not exceed each Fund's net investment income attributable to Class T shares. Connecticut, Intermediate Municipal, Massachusetts, New Jersey and New York do not intend to pay more than 0.15% annually during the current fiscal year for Class T shareholder services fees. No fees were charged during the current fiscal year under the Class T service plan with respect to Rhode Island.

Expense Limits and Fee Waivers

Columbia has contractually agreed to waive fees and reimburse certain expenses for Intermediate Municipal through February 28, 2008 so that total Fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts) after giving effect to any balance credits from the Fund's custodian will not exceed 0.50% annually of Intermediate Municipal's average daily net assets. There is no guarantee that this arrangement will continue after February 28, 2008.

Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the year ended October 31, 2007, these credits reduced total expenses as follows:

Custody Credits
Connecticut	$1,761
Intermediate Municipal	6,323
Massachusetts	1,817
New Jersey	2,082
New York	2,240
Rhode Island	1,984

Columbia Tax-Exempt Bond Funds (continued)
October 31, 2007

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Funds' eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

As a result of fund mergers, Intermediate Municipal assumed the assets and liabilities of the acquired funds. The deferred compensation plan of the acquired funds may be terminated at any time. Benefits under this deferred compensation plan are unfunded and any payments to plan participants are paid solely out of Intermediate Municipal's assets.

Note 5. Portfolio Information

For the year ended October 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	Purchases	Sales
Connecticut	$17,432,094	$25,914,862
Intermediate Municipal	600,785,979	698,893,339
Massachusetts	48,854,038	44,845,628
New Jersey	5,526,041	3,755,753
New York	20,946,919	12,237,568
Rhode Island	12,574,037	13,161,081

Note 6. Line of Credit

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statements of Operations.

For the year ended October 31, 2007, the Funds did not borrow under these arrangements.

Note 7. Shares of Beneficial Interest

As of October 31, 2007, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Connecticut	77.8
Intermediate Municipal	89.5
Massachusetts	80.0
New Jersey	75.0
New York	84.3
Rhode Island	85.1

Columbia Tax-Exempt Bond Funds (continued)
October 31, 2007

Note 8. Disclosure of Significant Risks and Contingencies

Concentration of Credit Risk

The Funds hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Funds' insurers is rated Aaa by Moody's Investors Service, Inc. ("Moody's) or rated AAA by Standard & Poor's, except for Radian Asset Assurance, Inc. which is rated Aa3 and AA by Moody's and Standard & Poor's, respectively. At October 31, 2007, private insurers that represent greater than 5% of the total investments of the Funds were as follows:

Connecticut

Insurer	% of Total Investments
MBIA Insurance Corp.	23.0
Financial Guaranty Insurance Corp.	17.4
AMBAC Assurance Corp.	11.8
Financial Security Assurance, Inc.	10.7

Intermediate Municipal

Insurer	% of Total Investments
MBIA Insurance Corp.	18.1
Financial Security Assurance, Inc.	11.9
Financial Guaranty Insurance Corp.	10.6
AMBAC Assurance Corp.	9.2

Massachusetts

Insurer	% of Total Investments
MBIA Insurance Corp.	21.7
AMBAC Assurance Corp.	15.4
Financial Security Assurance, Inc	12.6
Financial Guaranty Insurance, Inc	5.7

New Jersey

Insurer	% of Total Investments
Financial Guaranty Insurance Corp.	16.2
AMBAC Assurance Corp.	15.2
Financial Security Assurance, Inc.	15.0
MBIA Insurance Corp.	12.4

New York

Insurer	% of Total Investments
MBIA Insurance Corp.	18.1
Financial Guaranty Insurance Corp.	13.0
AMBAC Assurance Corp.	8.9

Rhode Island

Insurer	% of Total Investments
Financial Security Assurance, Inc.	28.3
MBIA Insurance Corp.	24.7
AMBAC Assurance Corp.	16.1
Financial Guaranty Insurance Corp.	10.8
XL Capital Assurance, Inc.	7.1

Geographic Concentration

Connecticut, Massachusetts, New Jersey, New York and Rhode Island have greater than 5% of their total investments on October 31, 2007 invested in debt obligations issued by each state and their political subdivisions, agencies and public authorities. The Funds are more susceptible to economic and political factors adversely affecting issuers of each state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Issuer Focus

As non-diversified funds, Connecticut, Massachusetts, New York and Rhode Island may each invest a greater percentage of their total assets in the securities of fewer issuers than diversified funds. These Funds may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Columbia Tax-Exempt Bond Funds (continued)
October 31, 2007

Tax Development Risk

The U.S. Supreme Court heard an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. If the Supreme Court determines that the U.S. Constitution prohibits states from treating the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds for state income tax purposes, most states likely will revisit the way in which they treat the interest on municipal bonds. This has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. You should consult your tax advisor to discuss the tax consequences of your investment in the Fund.

Each Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuers does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On

Columbia Tax-Exempt Bond Funds (continued)
October 31, 2007

March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

Note 9. Business Combinations and Mergers

After the close of business on September 15, 2006, Columbia Florida Intermediate Municipal Fund and Columbia Texas Intermediate Municipal Fund (collectively, the "Target Funds") merged into Columbia Intermediate Municipal Bond Fund. Columbia Intermediate Municipal Bond Fund received a tax-free transfer of assets as follows:

	Shares Issued	Net Assets Received	Unrealized Appreciation*
Columbia Florida Intermediate Municipal Fund	22,955,487	$237,323,042	$7,315,967
Columbia Texas Intermediate Municipal Fund	16,397,159	169,626,898	4,962,702

Columbia Tax-Exempt Bond Funds (continued)
October 31, 2007

Net Assets of Intermediate Municipal Prior to Combination	Net Asset of Target Funds Immediately Prior to Combination	Net Assets of Intermediate Municipal Immediately After Combination
$2,073,854,846	$406,949,940	$2,480,804,786

*  Unrealized appreciation is included in the Net Assets Received.

Note 10. Subsequent Event

Effective November 1, 2007, Columbia has contractually agreed to waive fees and/or reimburse certain expenses for Connecticut, Massachusetts, New Jersey, New York and Rhode Island through February 28, 2009 so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.50% annually of each Fund's average daily net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of Columbia Funds Series Trust I

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund (constituting part of Columbia Funds Series Trust I, hereafter collectively referred to as the "Funds") at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the funds as of October 31, 2003 and for the period then ended were audited by other independent accountants, whose report dated December 9, 2003 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2007

Unaudited Information – Columbia Tax-Exempt Bond Funds

Federal Income Tax Information

Connecticut Intermediate Municipal Bond Fund

100.0% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

Intermediate Municipal Bond Fund

99.4% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

Massachusetts Intermediate Municipal Bond Fund

For the fiscal year ended October 31, 2007, the Fund designates long-term capital gains of $127,584.

100.0% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

New Jersey Intermediate Municipal Bond Fund

100.0% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

New York Intermediate Municipal Bond Fund

100.0% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

Rhode Island Intermediate Municipal Bond Fund

100.0% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

Board Consideration and Approval of Investment Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held In July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted the performance of each fund through May 31, 2007 relative to that of a peer group selected by an independent third-party data provider for purposes of performance comparisons. Specifically, Columbia Connecticut Intermediate Municipal Bond Fund's performance was in the third quintile (where the best performance would be in the first quintile) for the one-, three- and five year periods, and in the second quintile for the ten-year period; Columbia Intermediate Municipal Bond Fund's performance was in the second quintile for the one-, three- and ten-year periods, and in the third quintile for the five-year period; Columbia Massachusetts Intermediate Municipal Bond Fund's performance was in the second quintile for the one- and three-year periods, in the third quintile for the five-year period, and in the first quintile for the ten-year period; Columbia New Jersey Intermediate Municipal Bond Fund's performance was in the second quintile for the one- and three-year periods, and in the first quintile for the five-year period; Columbia New York Intermediate Municipal Bond Fund's performance was in the second quintile for the one- and three-year periods, and the first quintile for the five- and ten-year periods; and Columbia Rhode Island Intermediate Municipal Bond Fund's performance was in the third quintile for the one-year period, and in the second quintile for the three- and five-year periods.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered each fund's total expenses and actual management fees relative to those of a peer group selected by an independent third-party data provider for purposes of expense comparisons. Specifically, Columbia Connecticut Intermediate Municipal Bond Fund's total expenses were in the fifth quintile and actual management fees were in the second quintile (where the lowest fees and expenses would be in the first quintile); Columbia Intermediate Municipal Bond Fund's total expenses were in the second quintile and actual management fees were in the third quintile; Columbia Massachusetts Intermediate Municipal Bond Fund's total expenses and actual management fees were in the fifth quintile; Columbia New Jersey Intermediate Municipal Bond Fund's total expenses were in the fifth quintile and actual management fees were in the fourth quintile; Columbia New York Intermediate Municipal Bond Fund's total expenses and actual management fees were in the fifth quintile; and Columbia Rhode Island Intermediate Municipal Bond Fund's total expenses were in the fifth quintile and actual management fees were in the third quintile.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

Summary of Management Fee Evaluation by
Independent Fee Consultant

Excerpts from Report of Independent Fee Consultant to the Columbia Atlantic Funds

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.

October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

  Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

  Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

  Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

  Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

  Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

  Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

  Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

* * *

Respectfully submitted,
Steven E. Asher

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel-Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, St. Michaels College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President-Columbia Funds, since October 2004; Managing Director-Columbia Management Advisors, LLC, since September 2005; Senior Vice President-Columbia Management Distributors, Inc., since January 2005; Director-Columbia Management Services, Inc., since January 2005; Director-Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director-FIM Funding, Inc., since January 2005; President and Chief Executive Officer-CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America- affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer-Columbia Funds, since October 2003; Treasurer-the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Vice President-Columbia Management Advisors, LLC, since April 2003; President-Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer-Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004-Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Important Information About This Report – Columbia Tax-Exempt Bond Funds

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the the Columbia Tax-Exempt Bond Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses for any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about each fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

Columbia Tax-Exempt Bond Funds

Annual Report – October 31, 2007

Columbia Management®

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PAID

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©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/137073-1007 (12/07) 07/47243

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Stitzel and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the ten series of the registrant whose reports to stockholders are included in this annual filing.  Comparative fee information for fiscal year ended October 31, 2006 also includes fees for two series that were merged into the registrant.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2007 and October 31, 2006 are approximately as follows:

2007	2006
$288,900	$267,900

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2007 and October 31, 2006 are approximately as follows:

2007	2006
$44,000	$50,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2007 and 2006, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2006 also includes Audit-Related Fees for agreed-upon procedures related to a fund merger.

During the fiscal years ended October 31, 2007 and October 31, 2006, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2007 and October 31, 2006 are approximately as follows:

2007	2006
$61,900	$81,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  Fiscal year 2006 also includes agreed-upon procedures related to fund mergers and the review of final tax returns.

During the fiscal years ended October 31, 2007 and October 31, 2006, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2007 and October 31, 2006 are approximately as follows:

2007	2006
$0	$2,400

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In fiscal year 2006, All Other Fees consist of fees billed for agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended October 31, 2007 and October 31, 2006 are approximately as follows:

2007	2006
$849,100	$361,600

In both fiscal years 2007 and 2006, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended October 31, 2007 and October 31, 2006 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2007 and October 31, 2006 are approximately as follows:

2007	2006
$955,000	$495,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	December 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	December 20, 2007

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	December 20, 2007